As filed with the Securities and Exchange Commission on 12/07/18

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10267

GPS Funds I

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick R Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2019

Date of reporting period: April 1, 2018 through September 30, 2018

Item 1. Reports to Stockholders.

GuideMark® Funds

GuidePath® Funds

Investment Advisor

AssetMark, Inc.

SEMI-ANNUAL REPORT

September 30, 2018

GUIDEMARK® LARGE CAP CORE FUND

GUIDEMARK® EMERGING MARKETS FUND

GUIDEMARK® SMALL/MID CAP CORE FUND

GUIDEMARK® WORLD EX-US FUND

GUIDEMARK® CORE FIXED INCOME FUND

GUIDEMARK® TAX-EXEMPT FIXED INCOME FUND

GUIDEMARK® OPPORTUNISTIC FIXED INCOME FUND

GUIDEPATH® GROWTH ALLOCATION FUND

GUIDEPATH® CONSERVATIVE ALLOCATION FUND

GUIDEPATH® TACTICAL ALLOCATION FUND

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND

GUIDEPATH® MANAGED FUTURES STRATEGY FUND

GUIDEPATH® CONSERVATIVE INCOME FUND

GUIDEPATH® INCOME FUND

GUIDEPATH® GROWTH AND INCOME FUND

September 28, 2018

Dear Shareholder:

Enclosed is the Semi-Annual Report for the GuideMark®  and GuidePath® Funds covering the period from April 1, 2018 to September 30, 2018.

Market Review

For the six-month period ended September 30, 2018, US equities provided the strongest performance across the broad asset classes, returning 11.41%1. The S&P 500® hit new highs during the period and in the third quarter of 2018 saw its best quarterly return since the end of 20132. While tapering off in the third quarter, a strong second quarter saw small cap equities outperform large cap equities, returning 13.9%3 for the six-month period. Small cap equities benefited from the potential storm of trade wars as they tend to have a smaller percentage of profits derived from overseas.

Growth sectors continued to dominate, with technology and healthcare contributing to over 50% of the period return for US equities. Momentum in higher beta sectors like technology continued to contribute to growth. For the six-month period ended September 30, 2018, the spread between growth and value styles was over 600 basis points4. The more defensive sectors and especially those that are sensitive to changes in interest rates saw weaker relative returns.

There was a large concentration of positive returns during the reporting period, not only at the sector level, but also at the individual security level. Over 40% of the return of the S&P 500® during the six month period was driven by ten holdings5. Three of the “FAANMG” stocks,6 Amazon, Apple, and Microsoft, drove almost 30% of the return.

Non-U.S. equity markets saw lower relative returns over the six month period with the developed markets returning 0.9%7 and the emerging markets falling significantly with a return of -8.7%8. The strength of the US dollar had a significant influence on broad non-US equity market returns for the period. Tax cuts in the U.S. induced economic growth which outpaced much of the rest of the world and incentivized the repatriation of overseas cash into the U.S. Emerging market equities performed the worst during the period, with the spread between US equities and emerging market equities reaching more than 20 percentage points. In addition to the stronger U.S. dollar, the U.S. Federal Reserve (the “Fed”) tightening cycle and trade war fears negatively impacted emerging markets.

The performance of global bond markets was negative for the period. In the U.S. the central bank continued to raise rates while in Europe the central bank stopped their easing program. While the U.S. bond market returned -0.1%9 for the period, the international bond markets took a tumble during the period with a return of -6.4%10. US dollar weakness, a big positive driver of returns in the international bond markets in prior quarters, reversed during the reporting period and was a major headwind for international bonds.

Over the period, yields rose across the yield curve but the yield curve flattened as short-term yields increased more than longer term yields. The flatness of the curve during the period has not been seen for over 10 years (since August 2007) and can be a concern for future economic growth. With the 10 year Treasury yield rising over 30 basis points11 during the six-month period, longer-term maturities saw the weakest returns. Less interest-sensitive sectors, like corporate credit, saw mostly positive returns with high yield leading the pack with a return of 3.5%12 for the period as the sector also benefited from the accelerating economy.

Fund Review

Looking across the GuideMark® equity funds, the domestic funds outperformed their benchmarks during the six month period while the international and emerging markets funds trailed their benchmarks. In the U.S., exposure across momentum and quality factors contributed positively to returns while in the emerging markets momentum detracted from returns given the turnaround in equity momentum.

Two of the three GuideMark® fixed income funds slightly trailed their respective benchmarks, with the GuideMark® Opportunistic Fixed Income Fund being the only fund to outperform. A shorter duration and security selection within mortgage-backed securities benefited the fund over the period. Within the GuideMark® Core Fixed Income Fund security selection within structured securities detracted from returns. In the GuideMark® Tax Exempt Fund an underweight exposure to “A” rated bonds and the longest end of the curve negatively impacted returns.

Most of the GuidePath® funds outperformed their respective benchmarks. Broad diversification, including exposure to US equities, including small-cap equities, and high yield bonds within fixed income lifted returns. The GuidePath® Tactical Allocation Fund was overweight to equities in comparison to its benchmark, the S&P 500® Daily Risk Control 10% Index, which boosted returns. The only two GuidePath® funds that trailed their

[1]	US equities represented by S&P 500® Index (“S&P 500®”)

[2]	Source: AssetMark, FactSet

[3]	US small cap represented by S&P Small Cap 600® Index

[4]	Growth represented by Russell 3000® Growth Index, Value represented by Russell 3000® Value Index

[5]	Source: AssetMark, FactSet

[6]	“FAANMG” is an acronym for the market’s six most popular technology stocks, namely Facebook, Apple, Amazon, Netflix Microsoft and Google.

[7]	International developed equities represented by MSCI EAFE Index

[8]	Emerging Market equities represented by MSCI Emerging Markets Index

[9]	US bonds represented by Bloomberg Barclays US Aggregate Bond Index

[10]	International bonds represented by Bloomberg Barclays Global Aggregate ex USD Bond Index

[11]	U.S. Department of Treasury

[12]	U.S. High Yield represented by Bloomberg Barclays U.S. Corporate High Yield Index

benchmarks were the GuidePath® Absolute Return Fund and the GuidePath® Managed Futures Strategy Fund. The GuidePath® Absolute Return Fund’s modest exposure to long-term Treasuries and non-U.S. equities tempered returns. GuidePath® Managed Futures Strategy Fund’s performance was negatively impacted specifically in September 2018 from long exposures in European bonds and currencies.

Three new GuidePath® funds focused on income were launched at the end of April 2018. Two of the three funds outperformed their benchmarks due primarily to credit exposure including high yield. The GuidePath® Growth and Income Fund trailed its benchmark due to defensive positioning for most of the second quarter following the volatility spike in the first quarter.

Looking Ahead

The question on all investors’ minds is how much longer will this rally in U.S. stocks last. Multiple factors feed a stock market rally and as a result no one can provide a precise answer to this question. Having acknowledged this, we can say that while economic growth is slowing, it is not slow. Economic and market fundamentals remain attractive, and we believe they are likely to continue to support the market in the near-term. However, the pace of the economic expansion is slowing and sometime next year the current rally may take a pause or even reverse after the last of the fiscal stimulus from U.S. tax cuts is received when tax refunds are mailed mid-2019.

Beyond economic fundamentals, we anticipate that the market will also be fueled by the continuation of what is expected to be a record-setting level of share buyback activity. Over $1 trillion in stock buybacks were authorized in 2018 and buybacks are expected to continue through the end of 2018 and into 201913. Corporate share buybacks dwarf all other sources of demand for US stocks. By shrinking the number of shares outstanding, stock buybacks have the effect of increasing Earnings Per Share (EPS). This is important because approximately 72% of the rise in the S&P 500® since the end of the Great Financial Crisis in March 2009 has been attributable to growth in EPS rather than expansion in valuation multiples or margins. In fact, since the beginning of this year the Price-to-Earnings multiple of the S&P 500® has actually contracted by 7%14.

Other reasons for near-term optimism about the market include: strong consumer confidence; demand from foreign investors whose home markets have weaker growth and currencies; and the pattern observed in past mid-term election years of a strong fourth quarter once the uncertainty of the election results had been resolved.

Beyond our near-term view that US stock prices are likely to continue to rise, we also expect US stocks to outperform international stocks in the near term despite the relative attractiveness of valuations of international stocks. Despite the relatively attractive valuations of international stocks, we favor strategies in the near term with a US bias given its more robust growth, stock buyback activity, and continuing capital inflow from foreign investors.

Our expectation, consistent with that of the market, is for the Fed to again raise interest rates this December and then 3 or 4 more times after that. However, we expect the yield curve to remain relatively flat. Consequently, we believe the best performing fixed income sectors in the near-term are likely to be shorter maturities and high-yield bonds.

Note, however, that there is no guarantee that our expectations will prove to be correct.

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

Important Information

All index returns are sourced from Morningstar. It is not possible to make an investment in any index.

Past performance is no guarantee of future results.

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

The prospectus includes additional information about the mutual funds regarding investment objectives, risk factors, fees and charges as well as other important information that should be carefully read and considered before investing. You may obtain a prospectus by contacting your registered representative.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. Principal Underwriter GuideMark® and GuidePath® Funds: AssetMark Brokerage™, LLC, a member of the Financial Industry Regulatory Authority, is an affiliate of AssetMark, Inc. and shares its address. ©2018 AssetMark, Inc. All rights reserved.

[13]	CNBC, August 6, 2018

[14]	Goldman Sachs, Where to Invest, September 2018

Investment Terms

Valuation is the process of determining the value of an asset or company.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Index Definitions

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities. All securities contained in the Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Bloomberg Barclays Global Aggregate ex-USD Bond Index is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers, excluding the U.S.

MSCI EAFE (Europe, Australasia, Far East) Index measures the equity market performance of countries considered to represent developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Daily Risk Control 10% Index relies on existing S&P 500 methodology and overlays mathematical algorithms to control the index risk profiles at specific volatility targets.

S&P 500® Index focuses on the large-cap segment of the U.S. equity market. It includes 500 leading companies in leading industries of the U.S. economy, capturing approximately 75% coverage of U.S. equities.

S&P Small Cap 600® Index measures the performance of the small-cap segment of the U.S. equity market.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2008. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® INDEX – The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. As of May 11, 2018, the market capitalization of the companies in the Russell 1000® Index ranged from $2.5 billion to $926.9 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Large Cap Core Fund
Service Shares	19.98%	12.13%	10.80%	5.07%
Institutional Shares	20.68%	12.76%	N/A	11.23%
Russell 1000® Index	17.76%	13.67%	12.09%	7.52	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Index is from the inception date of the Service Shares. The Russell 1000® Index return from the inception date of the Institutional Shares is 12.98%.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned 11.91%, outperforming the Russell 1000® Index at 11.25%.

•

The Fund maintains consistent and diversified exposure across three factors – momentum, quality, and value – applying a proprietary quantitative process. Of the factors, only value was a detractor to relative returns.

•	Exposure to quality and momentum factors benefited the Fund over the period. Both momentum and quality moved in a similar direction and trended higher over the year.

•

Exposure to value was a detractor for the period as value lagged growth across the market cap spectrum. Underperformance of value is not surprising given positive economic and market sentiment typically favors higher growth companies.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	3.58
2	Vanguard S&P 500 ETF	3.31
3	Microsoft Corp.	2.73
4	Amazon.com, Inc.	2.52
5	Facebook, Inc. – Class A	1.23
6	Berkshire Hathaway, Inc. – Class B	1.17
7	Johnson & Johnson	1.14
8	JPMorgan Chase & Co.	1.13
9	Alphabet, Inc. – Class C	1.06
10	Alphabet, Inc. – Class A	1.06

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2008. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI EMERGING MARKETS INDEX – The MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets. As of July 31, 2018 the emerging market country indices included were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Emerging Markets Fund
Service Shares	-2.57%	8.01%	7.69%	4.79%
Institutional Shares(2)	-2.01%	8.21%	N/A	9.36%
MSCI Emerging Markets Index	-0.44%	3.99%	5.76%	10.00	%(3)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

During the period August 3, 2017 through September 25, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 25, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

(3)

The return shown for the MSCI Emerging Markets Index is from the inception date of the Service Shares. The MSCI Emerging Markets Index return from the inception date of the Institutional Shares is 0.99%.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned -11.38%, underperforming the MSCI Emerging Markets Index at -8.73%.

•

The Fund maintains consistent and diversified exposure across three factors – momentum, quality, and value – applying a proprietary quantitative process. All three factors detracted from returns over the period.

•	Emerging market equities had a tough period due to the U.S. dollar headwind combined with geopolitical concerns in select countries such as Turkey and Argentina.

•

Exposure to issuers in Turkey, which is a result of the Fund’s adherence to its diversified factor approach, was a detractor for the period. Turkish securities sold off as upheaval within the current Government continued to grow.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI India ETF	8.04
2	Tencent Holdings Ltd.	4.13
3	Taiwan Semiconductor Manufacturing Co., Ltd.	3.75
4	Samsung Electronics Co., Ltd.	3.72
5	Alibaba Group Holding, Ltd. – ADR	3.28
6	iShares Core MSCI Emerging Markets ETF	3.15
7	China Construction Bank Corp. – Series H	1.39
8	Naspers Ltd. – N Shares	1.16
9	Baidu, Inc. – ADR	1.05
10	Ping An Insurance Group Co. of China, Ltd. – Series H	1.00

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2008. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. As of May 11, 2018, the market capitalization of the companies in the Russell 2500TM Index ranged from $159.2 million to $12.0 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Small/Mid Cap Core Fund
Service Shares	17.31%	10.24%	11.37%	7.96%
Russell 2500TM Index	16.19%	11.37%	12.02%	9.36%

(1)	Inception date is 6/29/01.

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned 11.97%, outperforming the Russell 2500™ Index at 10.67%.

•

The Fund maintains consistent and diversified exposure across three factors – momentum, quality, and value – applying a proprietary quantitative process. Of the factors, only value was a detractor to relative returns.

•	Exposure to quality and momentum factors benefited the Fund over the period. Both momentum and quality moved in a similar direction and trended higher over the year.

•

Exposure to value was a detractor for the period as value lagged growth across the market cap spectrum. Underperformance of value is not surprising given positive economic and market sentiment typically favors higher growth companies.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Extended Market ETF	3.60
2	Advanced Micro Devices, Inc.	0.44
3	Kohl’s Corp.	0.28
4	Vistra Energy Corp.	0.27
5	CDW Corp.	0.26
6	Domino’s Pizza, Inc.	0.26
7	WellCare Health Plans, Inc.	0.26
8	Molina Healthcare, Inc.	0.25
9	DexCom, Inc.	0.25
10	United Therapeutics Corp.	0.24

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2008. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD EX-USA INDEX – The MSCI World ex-USA Index captures large and mid-cap representation across 22 of 23 developed markets countries excluding the U.S. As of July 31, 2018, the developed market country indices included were: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® World ex-US Fund
Service Shares	4.28%	3.95%	2.25%	3.00%
Institutional Shares(2)	4.90%	4.77%	N/A	3.29%
MSCI World ex-USA Index	3.20%	4.75%	5.69%	5.93	%(3)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

During the period August 3, 2017 through September 5, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

(3)	The return shown for the MSCI World ex-USA Index is from the inception date of the Service Shares. The MSCI World ex-USA Index return from the inception date of the Institutional Shares is 4.30%.

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned 0.32%, underperforming the MSCI World ex-USA Index at 0.89%.

•

The Fund maintains consistent and diversified exposure across three factors – momentum, quality, and value – applying a proprietary quantitative process. Of the factors, value was a notable detractor to returns.

•	The value factor was the only negative contributor as the market continued to reward higher growth stocks.

•	Exposure to quality and momentum was additive to performance, but not enough to offset the impact of the value factor.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI EAFE ETF	2.79
2	Nestle SA	1.09
3	Roche Holdings AG	0.77
4	HSBC Holdings PLC	0.66
5	Novartis AG	0.61
6	Hargreaves Lansdown PLC	0.60
7	Total SA	0.60
8	Shiseido Co., Ltd.	0.59
9	BP PLC	0.56
10	Royal Bank of Canada	0.55

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2008. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Core Fixed Income Fund
Service Shares	-1.86%	1.39%	3.47%	3.56%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	3.77%	4.36%

(1)	Inception date is 6/29/01.

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned -0.26%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index at -0.14%.

•

Security selection within mortgage backed securities coupled with an overweight allocation to agency pass-throughs detracted from returns as did security selection within asset backed securities and exposure to collateralized loan obligations.

•	Yield curve positioning and credit spread duration benefited the Fund.

•	Security selection within investment grade credit, treasury inflation protected securities and an allocation to commercial mortgage backed securities contributed positively to returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Federal National Mortgage Association, Pool #TBA, 3.500%, 10/01/2040	7.43
2	U.S. Treasury Note, 2.000%, 02/15/2022	2.69
3	U.S. Treasury Note, 2.375%, 08/15/2024	2.31
4	U.S. Treasury Bond, 0.375%, 07/15/2027	2.21
5	Federal Home Loan Mortgage Corp., Pool #TBA, 3.500%, 10/15/2042	1.97
6	U.S. Treasury Bond, 3.125%, 11/15/2041	1.80
7	Federal Home Loan Mortgage Corp., Pool #TBA, 4.500%, 10/15/2041	1.76
8	U.S. Treasury Note, 2.875%, 05/31/2025	1.61
9	U.S. Treasury Bond, 2.500%, 05/15/2046	1.53
10	U.S. Treasury Note, 2.000%, 02/15/2025	1.19

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2008. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS MUNICIPAL BOND INDEX – The Bloomberg Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Tax-Exempt Fixed Income Fund
Service Shares	-0.06%	2.95%	3.88%	3.29%
Bloomberg Barclays Municipal Bond Index	0.35%	3.54%	4.75%	4.48%

(1)	Inception date is 6/29/01.

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned 0.44%, underperforming the Bloomberg Barclays Municipal Bond Index at 0.72%.

•	The Fund’s underweight allocation to A-rated securities relative to AAA-rated securities combined with an underweight allocation to the 30+ year end of the yield curve was a modest detractor.

•	Allocation to below investment grade bonds, particularly tobacco bonds, benefited returns.

•	The Fund’s exposure to the longer end of the yield curve, greater than 22 years, added to returns as the municipal yield curve was not as impacted by interest rate moves.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	New York Environmental Facilities Corp., Series B, Prerefunded, Revenue Bond, 5.500%, 10/15/2027	2.30
2	Buckeye Tobacco Settlement Financial Authority, Series A, Revenue Bond, 5.875%, 06/01/2047	2.07
3	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	2.04
4	Wisconsin, Series 2, Unrefunded, GO, 5.000%, 05/01/2025	2.02
5	Omaha Public Power District, Series B, Prerefunded, Revenue Bond, 5.000%, 02/01/2027	2.01
6	Fishers Redevelopment District, Prerefunded, Revenue Bond, 5.250%, 07/15/2034	1.96
7	Los Angeles Department of Airports, Series A, Revenue Bond, 5.250%, 05/15/2029	1.92
8	Charleston Educational Excellence Financing Corp., Refunding, Revenue Board, 5.00%, 12/01/2025	1.69
9	Virginia College Building Educational Facilities Authority, Revenue Bond, 5.750%, 01/01/2034	1.44
10	Butler County Hospital Authority, Prerefunded, Revenue Bond, 7.125%, 07/01/2029	1.37

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS MULTIVERSE INDEX – The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed-income bond market, and captures investment grade and high yield securities in all eligible currencies.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuideMark® Opportunistic Fixed Income Fund
Service Shares	-2.57%	1.03%	1.57%
Institutional Shares	-0.63%	1.80%	2.18%
Bloomberg Barclays Multiverse Index	-1.32%	0.94%	1.61	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays Multiverse Index is from the inception date of the Service Shares. The Bloomberg Barclays Multiverse Index return from the inception date of the Institutional Shares is 1.15%.

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned -2.32%, outperforming the Bloomberg Barclays Multiverse Index at -3.60%.

•	Security selection within securitized assets including mortgages as well as an underweight allocation to Treasury duration was largely additive to returns.

•	Higher income from emerging market bonds in addition to a long U.S. dollar short Euro trade contributed to returns.

•	Consistent underweight allocation to corporate credit, especially to those within high yield dampened returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Mexican Bonos, 5.000%, 12/11/2019	3.47
2	Indonesia Treasury Bond, 8.375%, 09/15/2026	3.07
3	India Government Bond, 8.130%, 09/21/2022	2.21
4	Brazil Notas do Tesouro Nacional – Serie F, 10.000%, 01/01/2027	2.17
5	India Government Bond, 8.830%, 11/25/2023	1.86
6	Federal Home Loan Mortgage Corp., Pool #4062, 3.500%, 06/15/2042	1.83
7	Federal National Mortgage Assocation, Pool #2014-95, 3.000%, 04/25/2041	1.80
8	Brazil Letras do Tesouro Nacional, 7.221%, 07/01/2021	1.73
9	Columbia TES, 7.750%, 09/18/2030	1.53
10	B2Gold Corp., 3.250%, 10/01/2018	1.44

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK AGGRESSIVE INDEX – The S&P® Target Risk Aggressive Index is designed to measure the performance of an investment benchmark strategy which seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation, while also allocating a portion of exposure to fixed income to enhance portfolio efficiency.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath® Growth Allocation Fund
Service Shares	8.68%	6.81%	6.09%
Institutional Shares	9.34%	7.46%	8.63%
S&P® Target Risk Aggressive Index	7.86%	8.72%	8.44	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Aggressive Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Aggressive Index average annual return from the inception date of the Institutional Shares is 9.72%.

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned 4.35% outperforming the S&P® Target Risk Aggressive Index at 3.57%.

•

Returns benefited from exposure to small cap equities which were viewed favorably amidst rising trade tensions. U.S. REITs exposure also helped gains given a tight real estate market even as interest rates rose.

•	Exposure to international and emerging market equities detracted due to global trade tensions and the strength of the U.S. dollar. A small country specific exposure to China was a headwind.

•	U.S. large cap equity exposure helped returns as the underlying strength of the economy remained resilient.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	24.42
2	Vanguard FTSE Developed Markets ETF	23.73
3	Schwab U.S. Large-Cap ETF	11.76
4	iShares Core S&P Small-Cap ETF	10.77
5	iShares Core MSCI Emerging Markets ETF	7.95
6	SPDR S&P China ETF	4.28
7	SPDR S&P 600 Small Cap Growth ETF	3.37
8	Vanguard Real Estate ETF	3.04
9	iShares MSCI Canada ETF	2.81
10	iShares Core MSCI EAFE ETF	2.12

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK CONSERVATIVE INDEX – The S&P® Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath® Conservative Allocation Fund
Service Shares	2.86%	3.53%	3.79%
Institutional Shares	3.47%	4.17%	5.18%
S&P® Target Risk Conservative Index	2.67%	4.42%	4.57	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Conservative Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Conservative Index average annual return from the inception date of the Institutional Shares is 4.45%.

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned 1.92% outperforming the S&P® Target Risk Conservative Index at 1.42%.

•

Returns benefited from exposure to small cap equities which were viewed favorably amidst rising trade tensions. U.S. large cap equity exposure helped returns as the underlying strength of the economy remained resilient.

•	Exposure to international and emerging market equities detracted due to global trade tensions and the strength of the U.S. dollar. A small country specific exposure to China was a headwind.

•	Exposure to mortgage-backed securities and high yield bonds helped returns on the strength in the U.S. economy. Exposure to short-term Treasuries aided gains.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	12.62%
2	Vanguard Mortgage-Backed Securities ETF	11.81%
3	Vanguard FTSE Developed Markets ETF	10.25%
4	iShares 7-10 Year Treasury Bond ETF	9.52%
5	iShares 1-3 Year Treasury Bond ETF	8.98%
6	iShares 20+ Year Treasury Bond ETF	6.60%
7	iShares Core S&P Small-Cap ETF	6.24%
8	SPDR Bloomberg Barclays High Yield Bond ETF	5.96%
9	iShares Edge MSCI Min Vol USA ETF	4.70%
10	SPDR Bloomberg Barclays TIPS ETF	2.73%

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® DAILY RISK CONTROL 10% INDEX – The S&P 500® Daily Risk Control 10% Index represents a portfolio of the S&P 500® Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath® Tactical Allocation Fund
Service Shares	15.99%	5.93%	5.02%
Institutional Shares	16.67%	6.56%	7.18%
S&P 500® Daily Risk Control 10% Index	21.71%	11.51%	9.32	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P 500® Daily Risk Control 10% Index is annualized from the inception date of the Service Shares. The S&P 500® Daily Risk Control 10% Index average annual return from the inception date of the Institutional Shares is 11.56%.

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned 11.33% outperforming the S&P® 500 Daily Risk Control 10% Index at 9.24%.

•	Higher total equity positioning relative to the Fund’s benchmark during the period was a primary driver of returns as the market rallied.

•	Value-oriented equity positioning across all market capitalizations tempered returns as the market favored growth companies on continued positive global economic trends.

•	Sector and style-specific positioning lifted returns. Exposure to the Healthcare and Technology sectors helped due to positive earnings growth and strength in more growth-oriented sectors.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	23.15%
2	Schwab U.S. Large-Cap ETF	15.92%
3	Vanguard Growth ETF	10.84%
4	ProShares Ultra S&P 500 ETF	8.95%
5	iShares Core S&P 500 ETF	7.57%
6	Invesco QQQ Trust Series 1	6.71%
7	Vanguard Small-Cap Growth ETF	4.16%
8	Vanguard Mid-Cap Growth ETF	4.03%
9	Vanguard Value ETF	3.71%
10	SPDR S&P 500 ETF Trust	3.54%

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

FTSE 3-MONTH TREASURY BILL INDEX – The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath® Absolute Return Allocation Fund
Service Shares	-0.01%	3.10%	2.31%
Institutional Shares	0.57%	3.71%	3.05%
FTSE 3-Month Treasury Bill Index(3)	1.57%	0.49%	0.35	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the FTSE 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The FTSE 3-Month Treasury Bill Index average annual return from the inception date of the Institutional Shares is 0.42%.

(3)	Index formerly known as the Citigroup 3-Month Treasury Bill Index.

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned 0.55% underperforming the FTSE 3-month Treasury Bill Index (formerly, the Citigroup 3-month Treasury Bill Index) at 0.94%.

•	Small exposures to international and emerging market equities detracted due to global trade tensions and the strength of the U.S. dollar.

•	Exposure to high yield bonds and mortgage backed securities helped returns on the strength in the U.S. economy. Exposure to short-term Treasuries aided gains.

•	Long-term Treasuries exposure dampened performance as yields rose while positioning in emerging market bonds tempered returns from foreign currency weakness.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	DoubleLine Total Return Bond Fund – Institutional Shares	12.99%
2	iShares 1-3 Year Treasury Bond ETF	9.99%
3	Vanguard High-Yield Corporate Fund – Admiral Shares	8.97%
4	T. Rowe Price Institutional Floating Rate Fund	8.75%
5	SPDR Portfolio Short Term Corporate Bond ETF	7.84%
6	iShares J.P. Morgan USD Emerging Markets Bond ETF	6.60%
7	SPDR Bloomberg Barclays High Yield Bond ETF	6.00%
8	iShares 3-7 Year Treasury Bond ETF	6.00%
9	Vanguard Mortgage-Backed Securities ETF	5.00%
10	DoubleLine Low Duration Bond Fund – Institutional Shares	4.99%

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MORNINGSTAR MULTI-ASSET HIGH INCOME INDEX – The Morningstar Multi-Asset High Income Index is a broadly diversified index that seeks to deliver high current income while maintaining long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Years	Since Inception(1)
GuidePath® Multi-Asset Income Allocation Fund
Service Shares	1.23%	3.95%	4.47%
Morningstar Multi-Asset High Income Index	0.34%	5.04%	4.19%

(1)	Inception date is 8/31/12.

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned 1.49% outperforming the Morningstar Multi-Asset High Income Index at 1.31%.

•

Returns benefited from exposure to small cap dividend equities which were viewed favorably amidst rising trade tensions. U.S. REITs exposure also helped gains given a tight real estate market even as interest rates rose.

•	Long-term Treasuries and long-term corporate bonds exposure dampened returns as yields rose.

•	Exposure to high yield bonds and U.S. large cap equity exposure aided returns as the underlying strength of the economy remained resilient.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Portfolio S&P 500 High Dividend ETF	19.16%
2	Vanguard International High Dividend Yield ETF	9.91%
3	Vanguard High-Yield Corporate Fund – Admiral Shares	6.80%
4	iShares U.S. Preferred Stock ETF	6.33%
5	T. Rowe Price Institutional Floating Rate Fund	5.94%
6	iShares 0-5 Year High Yield Corporate Bond ETF	4.87%
7	SPDR Portfolio Aggregate Bond ETF	4.59%
8	iShares Income Emerging Markets Dividend ETF	4.41%
9	Loomis Sayles Global Equity and Income Fund – Institutional Shares	4.35%
10	iShares 20+ Year Treasury Bond ETF	4.12%

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Years	Since Inception(1)
GuidePath® Flexible Income Allocation Fund
Service Shares	1.85%	2.38%	1.58%
Institutional Shares	2.45%	3.13%	2.29%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	1.51	%(2)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 1.59%.

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned 1.92% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index at -0.14%.

•	Exposure to high yield bonds helped drive a large part of the returns as they outpaced all other fixed income sectors on the strength in the U.S. economy.

•

U.S. large cap equity exposure helped returns as the underlying strength of the economy remained resilient. U.S. REITs exposure also helped gains given a tight real estate market even as interest rates rose.

•	A small exposure to energy infrastructure added to gains as the energy sector surged in the first half of the period as lower global oil inventories led to higher prices.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard High-Yield Corporate Fund – Admiral Shares	24.09%
2	SPDR Bloomberg Barclays High Yield Bond ETF	22.66%
3	iShares 0-5 Year High Yield Corporate Bond ETF	17.02%
4	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	17.01%
5	ishares iBoxx $ High Yield Corporate Bond ETF	11.34%
6	BlackRock High Yield Portfolio – Institutional Shares	6.00%
7	Vanguard Total Bond Market ETF	0.99%

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on January 19, 2016 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

FTSE 3-MONTH TREASURY BILL INDEX – The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

SG TREND INDEX – The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space. Managers must meet the following criteria: must be open to new investment, must report returns on a daily basis, must be an industry recognized trend follower as determined at the discretion of the SG Index Committee, and must exhibit significant correlation to trend following peers and the SG Trend Indicator.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Since Inception(1)
GuidePath® Managed Futures Strategy Fund
Service Shares	-3.09%	-6.17%
Institutional Shares	-2.53%	-5.61%
FTSE 3-Month Treasury Bill Index	1.57%	0.89%
SG Trend Index	4.27%	-4.59%

(1)	Inception date is 1/19/16 for Service Shares and Institutional Shares.

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2018, the Fund’s service class returned -3.26%, underperforming both the FTSE 3-Month Treasury Bill Index at 0.94% and the SG Trend Index at 0.72%.

•

Losses within the fixed income and currency allocations were the main drivers of the Fund’s weaker returns over the period. Fixed income and currency losses were driven by long positions to European bonds and currencies.

•	Net long positions in commodities contributed positively to returns. Long energy and agriculture positions were the largest tailwinds within commodities.

•	Equity positioning marginally impacted returns as gains from long exposure to U.S. stocks were largely offset by losses from emerging markets and international positions.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
The GuidePath® Managed Futures Strategy Fund did not hold any long term investments as of September 30, 2018.

GuidePath® Conservative Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. TREASURY 1-3 YEARS – The Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. Separate trading of registered interest and principal securities (STRIPS) are excluded from the Index because their inclusion would result in double-counting.

CUMULATIVE TOTAL RETURN (for periods ended September 30)
Since Inception(1)
GuidePath® Conservative Income Fund
Shares	0.79%
Bloomberg Barclays U.S. Treasury 1-3 Years	0.57%

(1)	Inception date for the fund is 4/30/18.

GuidePath® Conservative Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 5 months ended September 2018, the Fund returned 0.79% outperforming the Bloomberg Barclays U.S. Treasury 1-3 Year Index at 0.57%.

•

Exposure to below investment grade credit such as bank loans and short duration high yield bonds boosted relative returns as domestic credit spreads remained tight, benefitting from improved U.S. growth prospects.

•	Defensive investments, “risk off” positioning (e.g. money market investments) in May through mid June detracted from performance as the February-to-April volatility spike gradually subsided.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Barclays Investment Grade Floating Rate ETF	20.28%
2	iShares 0-5 Year Investment Grade Corporate Bond ETF	15.23%
3	Invesco Senior Loan ETF	7.68%
4	iShares 0-5 Year High Yield Corporate Bond ETF	7.61%

GuidePath® Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

CUMULATIVE TOTAL RETURN (for periods ended September 30)
Since Inception(1)
GuidePath® Income Fund
Shares	1.09%
Bloomberg Barclays U.S. Aggregate Bond Index	0.61%

(1)	Inception date for the fund is 4/30/18.

GuidePath® Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 5 months ended September 2018, the Fund returned 1.09% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 0.61%.

•

Exposure to investment and below-investment grade credit (e.g. high yield bonds and emerging market debt) boosted relative returns as credit spreads remained tight, benefitting from improved U.S. growth prospects.

•	Defensive investments, “risk off” positioning (e.g. money market investments) in May through mid June detracted from performance as the February-to-April volatility spike gradually subsided.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	WisdomTree CBOE S&P PutWrite Strategy Fund	24.91%
2	SPDR Bloomberg Barclays High Yield Bond ETF	20.50%
3	iShares iBoxx $ Investment Grade Corporate Bond ETF	15.69%
4	Schwab U.S. TIPs ETF	15.43%
5	iShares U.S. Preferred Stock ETF	14.29%
6	iShares Barclays Aggregate Bond Fund	8.14%
7	VanEck Vectors Emerging Markets High Yield Bond ETF	3.96%
8	iShares J.P. Morgan USD Emerging Markets Bond ETF	3.95%

GuidePath® Growth and Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI USA HIGH DIVIDEND YIELD INDEX – The MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

CUMULATIVE TOTAL RETURN (for periods ended September 30)
Since Inception(1)
GuidePath® Growth and Income Fund
Shares	4.93%
MSCI USA High Dividend Yield Index	9.31%

(1)	Inception date for the fund is 4/30/18.

GuidePath® Growth and Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 5 months ended September 2018, the Fund returned 4.93% underperforming the MSCI USA High Dividend Yield Index at 9.31%.

•	Defensive investments, “risk off” positioning (e.g. money market investments) in May through mid June was the main detractor from returns as the February-to-April volatility spike gradually subsided.

•	Exposure to REITs dampened returns as bond yields moved higher in the third quarter.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard High Dividend Yield ETF	51.96%
2	Vanguard Real Estate ETF	30.14%
3	Schwab U.S. Large-Cap ETF	10.54%
4	Global X MLP ETF	10.03%

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Unaudited)

September 30, 2018

As a shareholder of the GuideMark® & GuidePath® Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from April 1, 2018 to September 30, 2018, except as otherwise noted below.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

September 30, 2018

Fund		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio[1] based on the period April 1, 2018 – September 30, 2018	Expenses Paid During Period[2] April 1, 2018 – September 30, 2018
INSTITUTIONAL SHARES
GuideMark® Large Cap Core Fund	Actual	$1,000.00	$1,122.40	0.62%	$3.30
	Hypothetical[3]	$1,000.00	$1,021.96	0.62%	$3.14
GuideMark® Emerging Markets Fund	Actual	$1,000.00	$888.70	1.05%	$4.97
	Hypothetical[3]	$1,000.00	$1,019.80	1.05%	$5.32
GuideMark® World ex-US Fund	Actual	$1,000.00	$1,006.00	0.80%	$4.02
	Hypothetical[3]	$1,000.00	$1,021.06	0.80%	$4.05
GuideMark® Opportunistic Fixed Income Fund	Actual	$1,000.00	$993.40	0.95%	$4.75
	Hypothetical[3]	$1,000.00	$1,020.31	0.95%	$4.81
GuidePath® Growth Allocation Fund	Actual	$1,000.00	$1,046.60	0.38%	$1.95
	Hypothetical[3]	$1,000.00	$1,023.16	0.38%	$1.93
GuidePath® Conservative Allocation Fund	Actual	$1,000.00	$1,022.20	0.27%	$1.37
	Hypothetical[3]	$1,000.00	$1,023.71	0.27%	$1.37
GuidePath® Tactical Allocation Fund	Actual	$1,000.00	$1,116.60	0.50%	$2.65
	Hypothetical[3]	$1,000.00	$1,022.56	0.50%	$2.54
GuidePath® Absolute Return Allocation Fund	Actual	$1,000.00	$1,008.40	0.33%	$1.66
	Hypothetical[3]	$1,000.00	$1,023.41	0.33%	$1.67
GuidePath® Flexible Income Allocation Fund	Actual	$1,000.00	$1,022.00	0.54%	$2.74
	Hypothetical[3]	$1,000.00	$1,022.36	0.54%	$2.74
GuidePath® Managed Futures Strategy Fund	Actual	$1,000.00	$970.10	1.30%	$6.42
	Hypothetical[3]	$1,000.00	$1,018.55	1.30%	$6.58

[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses (net of waiver, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

September 30, 2018

Fund		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio[1] based on the period April 1, 2018 – September 30, 2018	Expenses Paid During Period[2] April 1, 2018 – September 30, 2018
SERVICE SHARES
GuideMark® Large Cap Core Fund	Actual	$1,000.00	$1,119.10	1.20%	$6.37
	Hypothetical[3]	$1,000.00	$1,019.05	1.20%	$6.07
GuideMark® Emerging Markets Fund	Actual	$1,000.00	$886.20	1.63%	$7.71
	Hypothetical[3]	$1,000.00	$1,016.90	1.63%	$8.24
GuideMark® Small/Mid Cap Core Fund	Actual	$1,000.00	$1,119.70	1.55%	$8.24
	Hypothetical[3]	$1,000.00	$1,017.30	1.55%	$7.84
GuideMark® World ex-US Fund	Actual	$1,000.00	$1,003.20	1.39%	$6.98
	Hypothetical[3]	$1,000.00	$1,018.10	1.39%	$7.03
GuideMark® Core Fixed Income Fund	Actual	$1,000.00	$997.40	1.21%	$6.06
	Hypothetical[3]	$1,000.00	$1,019.00	1.21%	$6.12
GuideMark® Tax-Exempt Fixed Income Fund	Actual	$1,000.00	$1,004.40	1.29%	$6.48
	Hypothetical[3]	$1,000.00	$1,018.60	1.29%	$6.53
GuideMark® Opportunistic Fixed Income Fund	Actual	$1,000.00	$976.80	1.55%	$7.68
	Hypothetical[3]	$1,000.00	$1,017.30	1.55%	$7.84
GuidePath® Growth Allocation Fund	Actual	$1,000.00	$1,043.50	0.98%	$5.02
	Hypothetical[3]	$1,000.00	$1,020.16	0.98%	$4.96
GuidePath® Conservative Allocation Fund	Actual	$1,000.00	$1,019.20	0.86%	$4.35
	Hypothetical[3]	$1,000.00	$1,020.76	0.86%	$4.36
GuidePath® Tactical Allocation Fund	Actual	$1,000.00	$1,113.30	1.09%	$5.77
	Hypothetical[3]	$1,000.00	$1,019.60	1.09%	$5.52
GuidePath® Absolute Return Allocation Fund	Actual	$1,000.00	$1,005.50	0.91%	$4.58
	Hypothetical[3]	$1,000.00	$1,020.51	0.91%	$4.61
GuidePath® Multi-Asset Income Allocation Fund	Actual	$1,000.00	$1,014.90	1.14%	$5.76
	Hypothetical[3]	$1,000.00	$1,019.35	1.14%	$5.77
GuidePath® Flexible Income Allocation Fund	Actual	$1,000.00	$1,019.20	1.08%	$5.47
	Hypothetical[3]	$1,000.00	$1,019.65	1.08%	$5.47
GuidePath® Managed Futures Strategy Fund	Actual	$1,000.00	$967.40	1.90%	$9.37
	Hypothetical[3]	$1,000.00	$1,015.54	1.90%	$9.60

[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses (net of waiver, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

Fund		Beginning Account Value April 30, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio[1] based on the period May 1, 2018 – September 30, 2018	Expenses Paid During Period May 1, 2018 – September 30, 2018
SINGLE CLASS SHARES
GuidePath® Conservative Income Fund	Actual[2]	$1,000.00	$1,007.90	0.64%	$2.69
	Hypothetical[3]	$1,000.00	$1,022.39	0.64%	$3.24
GuidePath® Income Fund	Actual[2]	$1,000.00	$1,010.90	0.79%	$3.33
	Hypothetical[3]	$1,000.00	$1,021.76	0.79%	$4.00
GuidePath® Growth and Income Fund	Actual[2]	$1,000.00	$1,049.30	0.79%	$3.39
	Hypothetical[3]	$1,000.00	$1,021.76	0.79%	$4.00

[1]

Expenses (net of waiver, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

[2]

The GuidePath® Conservative Income Fund, Income Fund, and Growth and Income Fund commenced operation on 04/30/2018. The amounts shown are based on the 153 days between commencement date and the end of the period.

[3]	5% annualized return before expenses.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS - 94.43%
	Aerospace & Defense - 1.77%
5,299	Boeing Co.	$1,970,698
3,421	BWX Technologies, Inc.	213,949
1,885	Curtiss-Wright Corp.	259,037
831	General Dynamics Corp.	170,122
1,328	Harris Corp.	224,711
3,977	HEICO Corp. (a)	368,310
5,590	HEICO Corp. - Class A	422,045
1,473	Hexcel Corp.	98,765
1,399	L3 Technologies, Inc.	297,455
435	Lockheed Martin Corp.	150,493
790	Northrop Grumman Corp.	250,722
1,668	Raytheon Co.	344,709
1,056	Rockwell Collins, Inc.	148,336
655	Teledyne Technologies, Inc. (b)	161,576
5,121	Textron, Inc.	365,998
647	TransDigm Group, Inc. (b)	240,878
2,791	United Technologies Corp.	390,210

		6,078,014

	Air Freight & Logistics - 0.39%
4,858	C.H. Robinson Worldwide, Inc.	475,695
1,367	Expeditors International of Washington, Inc.	100,516
1,673	FedEx Corp.	402,842
3,130	XPO Logistics, Inc. (b)	357,352

		1,336,405

	Airlines - 0.82%
10,095	Copa Holdings SA - Class A	805,985
7,343	Delta Air Lines, Inc.	424,646
30,292	JetBlue Airways Corp. (a)(b)	586,453
5,419	Southwest Airlines Co.	338,417
7,289	United Continental Holdings, Inc. (b)	649,158

		2,804,659

	Auto Components - 0.12%
5,457	Gentex Corp.	117,107
2,790	Goodyear Tire & Rubber Co.	65,258
1,521	Lear Corp.	220,545

		402,910

	Automobiles - 0.17%
54,522	Ford Motor Co.	504,328
895	Thor Industries, Inc.	74,912

		579,240

	Banks - 3.72%
86,978	Bank of America Corp.	2,562,372
10,143	BankUnited, Inc.	359,062
3,195	BB&T Corp.	155,085
1,273	CIT Group, Inc.	65,699
6,429	Citigroup, Inc.	461,216
5,507	Citizens Financial Group, Inc.	212,405
1,599	Comerica, Inc.	144,230
1,491	Commerce Bancshares, Inc.	98,436
13,688	Fifth Third Bancorp	382,169
6,847	Huntington Bancshares, Inc.	102,157
34,258	JPMorgan Chase & Co.	3,865,673
10,876	KeyCorp	216,324
644	M&T Bank Corp.	105,964
3,657	PNC Financial Services Group, Inc.	498,047
1,301	Popular, Inc.	66,676

Number of Shares		Value
	Banks (Continued)
12,499	Regions Financial Corp.	$229,357
3,299	SunTrust Banks, Inc.	220,340
519	SVB Financial Group (b)	161,321
10,981	TCF Financial Corp.	261,458
9,788	U.S. Bancorp	516,904
37,211	Wells Fargo & Co.	1,955,810
2,387	Zions Bancorporation (a)	119,708

		12,760,413

	Beverages - 1.09%
5,084	Brown-Forman Corp. - Class A	258,267
7,833	Brown-Forman Corp. - Class B	395,958
9,203	Keurig Dr. Pepper, Inc.	213,234
11,052	Molson Coors Brewing Co. - Class B	679,698
8,084	Monster Beverage Corp. (b)	471,136
10,128	PepsiCo, Inc.	1,132,310
12,810	The Coca-Cola Co.	591,694

		3,742,297

	Biotechnology - 1.62%
1,868	Alkermes PLC (b)	79,278
5,208	Amgen, Inc.	1,079,566
2,207	Biogen, Inc. (b)	779,755
5,110	Celgene Corp. (b)	457,294
14,326	Gilead Sciences, Inc.	1,106,110
2,204	Neurocrine Biosciences, Inc. (b)	270,982
1,772	Sarepta Therapeutics, Inc. (a)(b)	286,196
3,648	Seattle Genetics, Inc. (b)	281,334
3,950	United Therapeutics Corp. (b)	505,126
3,611	Vertex Pharmaceuticals, Inc. (b)	695,984

		5,541,625

	Building Products - 0.58%
2,381	A. O. Smith Corp.	127,074
2,446	Allegion PLC	221,534
5,496	Armstrong World Industries, Inc. (b)	382,521
1,934	Lennox International, Inc.	422,386
6,400	Masco Corp.	234,240
10,843	Owens Corning, Inc.	588,450

		1,976,205

	Capital Markets - 2.32%
1,782	Ameriprise Financial, Inc.	263,130
714	BlackRock, Inc.	336,530
1,400	Cboe Global Markets, Inc.	134,344
2,546	CME Group, Inc. (a)	433,355
5,454	E*TRADE Financial Corp. (b)	285,735
4,676	Eaton Vance Corp.	245,771
1,740	Evercore Partners, Inc. - Class A	174,957
2,038	FactSet Research Systems, Inc. (a)	455,921
1,741	Intercontinental Exchange, Inc.	130,383
5,110	Invesco Ltd.	116,917
2,319	Lazard Ltd. - Class A	111,613
13,169	Legg Mason, Inc.	411,268
5,784	LPL Financial Holdings, Inc.	373,126
1,135	MarketAxess Holdings, Inc.	202,586
3,625	Moody’s Corp.	606,100
6,875	Morgan Stanley	320,169
2,359	Morningstar, Inc.	296,998
4,098	MSCI, Inc.	727,026
2,576	NASDAQ OMX Group, Inc.	221,021

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Capital Markets (Continued)
4,749	S&P Global, Inc.	$927,907
4,793	SEI Investments Co.	292,852
4,458	T. Rowe Price Group, Inc.	486,724
1,960	TD Ameritrade Holding Corp.	103,547
5,139	The Charles Schwab Corp.	252,582
3,152	Virtu Financial, Inc. - Class A	64,458

		7,975,020

	Chemicals - 0.65%
800	Ashland Global Holdings, Inc.	67,088
2,852	CF Industries Holdings, Inc.	155,263
1,295	Ecolab, Inc.	203,030
14,450	Huntsman Corp.	393,473
967	International Flavors & Fragrances, Inc.	134,529
802	LyondellBasell Industries NV - Class A	82,213
370	NewMarket Corp.	150,039
12,271	Olin Corp.	315,119
1,175	PPG Industries, Inc.	128,228
605	Praxair, Inc.	97,242
3,878	RPM International, Inc.	251,837
5,630	Valvoline, Inc.	121,101
1,406	Westlake Chemical Corp.	116,853

		2,216,015

	Commercial Services & Supplies - 0.74%
2,214	Avery Dennison Corp.	239,887
1,861	Cintas Corp.	368,124
1,142	Clean Harbors, Inc. (b)	81,744
4,256	Copart, Inc. (b)	219,312
3,929	KAR Auction Services, Inc.	234,522
15,756	Rollins, Inc.	956,232
4,522	Stericycle, Inc. (b)	265,351
1,825	Waste Management, Inc.	164,907

		2,530,079

	Communications Equipment - 1.44%
2,387	Arista Networks, Inc. (b)	634,608
19,520	ARRIS International PLC (b)	507,325
36,455	Cisco Systems, Inc.	1,773,536
3,219	CommScope Holding Co., Inc. (b)	99,016
3,326	F5 Networks, Inc. (b)	663,271
12,014	Juniper Networks, Inc.	360,059
1,263	Motorola Solutions, Inc.	164,367
1,307	Palo Alto Networks, Inc. (b)	294,415
2,010	QUALCOMM, Inc.	144,780
3,029	Ubiquiti Networks, Inc. (a)	299,447

		4,940,824

	Construction & Engineering - 0.67%
28,288	AECOM (b)	923,886
4,429	Fluor Corp.	257,325
5,302	Jacobs Engineering Group, Inc.	405,603
21,253	Quanta Services, Inc. (b)	709,425

		2,296,239

	Consumer Finance - 0.91%
21,372	Ally Financial, Inc.	565,290
2,864	American Express Co.	304,987
915	Capital One Financial Corp.	86,861
1,060	Credit Acceptance Corp. (a)(b)	464,354
2,265	Discover Financial Services	173,159

Number of Shares		Value
	Consumer Finance (Continued)
39,101	Navient Corp.	$527,082
42,047	Santander Consumer USA Holdings, Inc. (a)	842,622
5,266	Synchrony Financial	163,667

		3,128,022

	Containers & Packaging - 0.16%
711	AptarGroup, Inc.	76,603
7,973	Owens-Illinois, Inc. (b)	149,813
1,974	Packaging Corp. of America	216,528
1,843	WestRock Co.	98,490

		541,434

	Distributors - 0.14%
2,757	Genuine Parts Co.	274,046
6,568	LKQ Corp. (b)	208,008

		482,054

	Diversified Consumer Services - 0.39%
2,591	Bright Horizons Family Solutions, Inc. (b)	305,323
812	Graham Holdings Co. - Class B	470,392
1,181	Grand Canyon Education, Inc. (b)	133,217
12,045	H&R Block, Inc.	310,159
1,915	ServiceMaster Global Holdings, Inc. (b)	118,787

		1,337,878

	Diversified Financial Services - 0.19%
4,090	Interactive Brokers Group, Inc. - Class A	226,218
20,013	Jefferies Financial Group, Inc.	439,485

		665,703

	Diversified Telecommunication Services - 0.79%
40,387	AT&T, Inc.	1,356,195
25,443	Verizon Communications, Inc.	1,358,402

		2,714,597

	Electric Utilities - 0.81%
2,569	American Electric Power Co., Inc.	182,091
4,035	Avangrid, Inc. (a)	193,398
3,587	Duke Energy Corp.	287,032
2,208	Edison International	149,437
1,604	Entergy Corp.	130,133
1,457	Eversource Energy	89,518
10,686	Exelon Corp.	466,551
5,861	FirstEnergy Corp.	217,853
2,713	Hawaiian Electric Industries, Inc.	96,556
3,242	NextEra Energy, Inc.	543,359
2,641	PG&E Corp.	121,512
4,054	Southern Co.	176,754
2,827	Xcel Energy, Inc.	133,463

		2,787,657

	Electrical Equipment - 0.78%
2,611	Acuity Brands, Inc.	410,449
3,569	Agilent Technologies, Inc.	251,757
1,250	AMETEK, Inc.	98,900
1,667	Eaton Corp. Plc	144,579
2,721	Emerson Electric Co.	208,374
12,509	nVent Electric PLC	339,744
8,524	Regal Beloit Corp.	702,804
1,419	Rockwell Automation, Inc.	266,091
864	Roper Industries, Inc.	255,926

		2,678,624

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components - 0.78%
1,868	Amphenol Corp. - Class A	$175,629
2,290	CDW Corp.	203,627
6,914	Cognex Corp.	385,940
1,269	Coherent, Inc. (b)	218,509
3,014	Dolby Laboratories, Inc. - Class A	210,890
4,895	FLIR Systems, Inc.	300,896
1,517	IPG Photonics Corp. (b)	236,758
2,666	Keysight Technologies, Inc. (b)	176,702
11,110	National Instruments Corp.	536,946
1,353	Zebra Technologies Corp. - Class A (b)	239,251

		2,685,148

	Energy Equipment & Services - 0.34%
7,736	RPC, Inc. (a)	119,753
74,902	Transocean, Ltd. (a)(b)	1,044,883

		1,164,636

	Entertainment - 1.58%
6,063	Activision Blizzard, Inc.	504,381
3,993	Electronic Arts, Inc. (b)	481,117
7,486	Lions Gate Entertainment Corp. - Class A	182,583
8,155	Lions Gate Entertainment Corp. - Class B	190,011
2,719	Live Nation Entertainment, Inc. (b)	148,104
3,937	Netflix, Inc. (b)	1,472,950
2,639	Take-Two Interactive Software, Inc. (b)	364,156
344	The Madison Square Garden Co. - Class A (b)	108,470
5,915	The Walt Disney Co.	691,700
7,602	Twenty-First Century Fox, Inc. - Class A	352,201
5,654	Twenty-First Century Fox, Inc. - Class B	259,066
6,210	Viacom, Inc. - Class A	226,975
12,588	Viacom, Inc. - Class B	424,971

		5,406,685

	Food & Staples Retailing - 2.33%
2,274	Casey’s General Stores, Inc.	293,596
4,937	Costco Wholesale Corp.	1,159,602
10,205	CVS Health Corp.	803,338
21,017	Kroger Co.	611,805
18,631	Sprouts Farmers Market, Inc. (b)	510,676
10,446	SYSCO Corp.	765,169
27,786	US Foods Holding Corp. (b)	856,364
13,333	Walgreens Boots Alliance, Inc.	971,976
21,471	Walmart, Inc.	2,016,342

		7,988,868

	Food Products - 1.32%
1,486	Archer-Daniels-Midland Co.	74,701
19,573	Flowers Foods, Inc.	365,232
3,431	Hershey Co.	349,962
2,490	Hormel Foods Corp. (a)	98,106
2,670	Ingredion, Inc.	280,243
968	Kellogg Co.	67,779
4,456	Lamb Weston Holdings, Inc.	296,770
526	McCormick & Co, Inc. - Non Voting	69,300
32,417	Pilgrim’s Pride Corp. (b)	586,424
7,350	Post Holdings, Inc. (b)	720,594
1,580	The J.M. Smucker Co.	162,124
20,741	TreeHouse Foods, Inc. (a)(b)	992,457
7,739	Tyson Foods, Inc. - Class A	460,703

		4,524,395

Number of Shares		Value
	Gas Utilities - 0.11%
6,977	UGI Corp.	$387,084

	Health Care Equipment & Supplies - 2.77%
2,482	ABIOMED, Inc. (b)	1,116,279
3,489	Align Technology, Inc. (b)	1,364,967
5,064	Baxter International, Inc.	390,384
1,242	Becton Dickinson and Co.	324,162
6,717	Boston Scientific Corp. (b)	258,604
2,742	Cantel Medical Corp.	252,428
1,272	Danaher Corp.	138,215
4,096	DexCom, Inc. (b)	585,892
2,958	Edwards Lifesciences Corp. (b)	514,988
2,482	Hill-Rom Holdings, Inc.	234,301
776	ICU Medical, Inc. (b)	219,414
3,271	IDEXX Laboratories, Inc. (b)	816,638
1,716	Insulet Corp. (b)	181,810
1,815	Intuitive Surgical, Inc. (b)	1,041,810
2,216	Masimo Corp. (b)	275,981
2,495	Medtronic Plc	245,433
2,169	Penumbra, Inc. (b)	324,699
764	ResMed, Inc.	88,120
1,747	STERIS Plc	199,857
3,782	Stryker Corp.	671,986
2,248	Varian Medical Systems, Inc. (b)	251,619

		9,497,587

	Health Care Providers & Services - 3.91%
2,187	Aetna, Inc.	443,633
3,268	Anthem, Inc.	895,595
11,083	Cardinal Health, Inc.	598,482
6,515	Centene Corp. (b)	943,242
2,084	Cerner Corp. (b)	134,231
1,240	Chemed Corp.	396,279
3,028	CIGNA Corp.	630,581
1,349	DaVita, Inc. (b)	96,629
4,013	Encompass Health Corp.	312,813
15,142	Envision Healthcare Corp. (b)	692,444
10,728	Express Scripts Holding Co. (b)	1,019,267
2,875	HCA Healthcare, Inc.	399,970
3,156	Henry Schein, Inc. (b)	268,355
3,495	Humana, Inc.	1,183,127
482	Laboratory Corp. of America Holdings (b)	83,714
3,406	McKesson Corp.	451,806
13,095	MEDNAX, Inc. (b)	611,013
1,913	Molina Healthcare, Inc. (b)	284,463
1,576	Premier, Inc. - Class A (b)	72,149
637	Quest Diagnostics, Inc.	68,739
11,210	UnitedHealth Group, Inc.	2,982,308
541	Universal Health Services, Inc. - Class B	69,161
2,391	WellCare Health Plans, Inc. (b)	766,292

		13,404,293

	Health Care Technology - 0.16%
2,096	athenahealth, Inc. (b)	280,026
2,583	Veeva Systems, Inc. - Class A (b)	281,211

		561,237

	Hotels, Restaurants & Leisure - 1.83%
5,570	Carnival Corp.	355,199
293	Chipotle Mexican Grill, Inc. (b)	133,174
5,783	Choice Hotels International, Inc. (a)	481,724
2,970	Darden Restaurants, Inc.	330,234

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
3,042	Domino’s Pizza, Inc.	$896,782
1,870	Dunkin’ Brands Group, Inc. (a)	137,856
9,721	Extended Stay America, Inc.	196,656
2,602	Hilton Worldwide Holdings, Inc.	210,190
3,283	Hyatt Hotels Corp. - Class A	261,294
3,501	Las Vegas Sands Corp.	207,714
1,843	Marriott International, Inc. - Class A	243,331
5,736	McDonald’s Corp.	959,576
2,602	MGM Resorts International (a)	72,622
1,286	Norwegian Cruise Line Holdings, Ltd. (b)	73,855
8,449	Starbucks Corp.	480,241
356	Vail Resorts, Inc.	97,694
4,973	Wyndham Destinations, Inc.	215,629
2,102	Wyndham Hotels & Resorts, Inc.	116,808
7,712	Yum China Holdings, Inc.	270,768
5,952	Yum! Brands, Inc.	541,096

		6,282,443

	Household Durables - 0.51%
1,261	Garmin Ltd.	88,333
2,677	Lennar Corp. - Class A	124,989
1,690	Lennar Corp. - Class B	65,065
179	NVR, Inc. (b)	442,273
14,170	PulteGroup, Inc.	350,991
4,251	Tempur Sealy International, Inc. (a)(b)	224,878
13,734	Toll Brothers, Inc.	453,634

		1,750,163

	Household Products - 0.78%
1,713	Church & Dwight, Inc.	101,701
2,753	Clorox Co.	414,079
8,417	Colgate-Palmolive Co.	563,518
4,108	Energizer Holdings, Inc.	240,934
3,179	Kimberly-Clark Corp.	361,262
9,475	Procter & Gamble Co.	788,604
2,732	Spectrum Brands Holdings, Inc.	204,135

		2,674,233

	Independent Power and Renewable Electricity Producers - 0.69%
17,303	AES Corp.	242,242
19,746	NRG Energy, Inc.	738,501
55,381	Vistra Energy Corp. (b)	1,377,879

		2,358,622

	Industrial Conglomerates - 0.57%
4,636	3M Co.	976,852
12,121	General Electric Co.	136,846
5,031	Honeywell International, Inc.	837,158

		1,950,856

	Insurance - 2.91%
7,820	Aflac, Inc.	368,087
6,441	Allstate Corp.	635,727
1,091	American National Insurance Co.	141,055
5,651	Assured Guaranty, Ltd.	238,642
2,452	Athene Holding, Ltd. - Class A (b)	126,670
18,674	Berkshire Hathaway, Inc. - Class B (b)	3,998,290
7,024	Brown & Brown, Inc.	207,700
1,170	Erie Indemnity Co. - Class A (a)	149,210
7,266	Fidelity National Financial, Inc.	285,917

Number of Shares		Value
	Insurance (Continued)
3,720	First American Financial Corp.	$191,915
5,221	Lincoln National Corp.	353,253
81	Markel Corp. (b)	96,268
5,543	Marsh & McLennan Cos., Inc.	458,517
5,820	MetLife, Inc.	271,910
7,824	Old Republic International Corp.	175,101
1,716	Principal Financial Group, Inc.	100,540
9,037	Progressive Corp.	641,989
4,747	Prudential Financial, Inc.	480,966
3,068	Reinsurance Group of America, Inc.	443,510
1,889	The Hanover Insurance Group, Inc.	233,046
6,774	Unum Group	264,660
1,305	W.R. Berkley Corp.	104,309

		9,967,282

	Interactive Media & Services - 3.98%
3,005	Alphabet, Inc. - Class A (b)	3,627,275
3,047	Alphabet, Inc. - Class C (b)	3,636,503
25,580	Facebook, Inc. - Class A (b)	4,206,887
3,872	IAC InterActive Corp. (b)	839,140
9,738	Match Group, Inc. (b)	563,927
8,085	TripAdvisor, Inc. (b)	412,901
9,943	Twitter, Inc. (b)	282,978
1,610	Zillow Group, Inc. - Class A (b)	71,162

		13,640,773

	Internet & Direct Marketing Retail - 3.68%
4,315	Amazon.com, Inc. (b)	8,642,945
609	Booking Holdings, Inc. (b)	1,208,256
8,729	eBay, Inc. (b)	288,232
2,144	Expedia Group, Inc.	279,749
2,503	GrubHub, Inc. (b)	346,966
28,759	Qurate Retail, Inc. (b)	638,737
8,153	Wayfair, Inc. - Class A (a)(b)	1,203,953

		12,608,838

	IT Services - 5.13%
8,650	Accenture Plc - Class A	1,472,230
6,161	Akamai Technologies, Inc. (b)	450,677
1,038	Alliance Data Systems Corp.	245,134
2,222	Amdocs Ltd.	146,608
2,514	Automatic Data Processing, Inc.	378,759
1,814	Black Knight, Inc. (b)	94,237
12,439	Booz Allen Hamilton Holding Corp. - Class A	617,348
3,063	Broadridge Financial Solutions, Inc.	404,163
7,804	Cognizant Technology Solutions Corp. - Class A	602,079
55,402	Conduent, Inc. (b)	1,247,653
6,780	CoreLogic, Inc. (b)	335,000
13,528	DXC Technology Co.	1,265,139
1,514	EPAM Systems, Inc. (b)	208,478
1,549	Euronet Worldwide, Inc. (a)(b)	155,241
3,645	Fidelity National Information Services, Inc.	397,560
12,388	First Data Corp. - Class A (b)	303,134
1,768	Fiserv, Inc. (b)	145,648
702	FleetCor Technologies, Inc. (b)	159,944
511	Gartner, Inc. (b)	80,993
9,618	Genpact, Ltd.	294,407
1,182	Global Payments, Inc.	150,587
2,577	GoDaddy, Inc. - Class A (b)	214,896
3,636	Leidos Holdings, Inc.	251,466
8,381	MasterCard, Inc. - Class A	1,865,694

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	IT Services (Continued)
4,755	Okta, Inc. (b)	$334,562
911	Paychex, Inc.	67,095
8,557	PayPal Holdings, Inc. (b)	751,647
10,182	Square, Inc. - Class A (b)	1,008,120
3,602	The Western Union Co.	68,654
5,473	T-Mobile USA, Inc. (b)	384,095
4,200	Total System Services, Inc.	414,708
2,547	Twilio, Inc. - Class A (a)(b)	219,755
3,042	VeriSign, Inc. (b)	487,085
12,470	Visa, Inc. - Class A	1,871,622
1,545	WEX, Inc. (b)	310,174
1,746	Worldpay, Inc. - Class A (b)	176,817

		17,581,409

	Leisure Products - 0.35%
2,119	Brunswick Corp.	142,016
3,059	Hasbro, Inc.	321,562
2,183	Polaris Industries, Inc. (a)	220,374
3,056	Pool Corp.	509,985

		1,193,937

	Life Sciences Tools & Services - 0.98%
1,352	Bio-Techne Corp.	275,957
11,458	Bruker Corp.	383,270
1,928	Charles River Laboratories International, Inc. (b)	259,393
1,070	Illumina, Inc. (b)	392,754
2,733	IQVIA Holdings, Inc. (b)	354,579
1,039	Mettler-Toledo International, Inc. (b)	632,730
1,272	PRA Health Sciences, Inc. (b)	140,162
2,795	Thermo Fisher Scientific, Inc. (a)	682,204
1,175	Waters Corp. (b)	228,749

		3,349,798

	Machinery - 1.57%
10,234	AGCO Corp.	622,125
1,081	Caterpillar, Inc.	164,842
4,515	Colfax Corp. (b)	162,811
838	Cummins, Inc.	122,407
4,671	Donaldson Co., Inc.	272,132
943	Dover Corp.	83,484
4,120	Fortive Corp.	346,904
4,433	Gardner Denver Holdings, Inc. (b)	125,631
12,199	Graco, Inc.	565,302
1,774	IDEX Corp.	267,271
1,838	Illinois Tool Works, Inc.	259,379
3,194	Ingersoll-Rand Plc	326,746
2,292	Lincoln Electric Holdings, Inc.	214,164
697	Nordson Corp.	96,813
2,342	Oshkosh Corp.	166,844
852	Parker-Hannifin Corp.	156,708
920	Snap-on, Inc.	168,912
10,755	Terex Corp. (a)	429,232
6,721	Toro Co.	403,058
2,162	Wabtec Corp.	226,751
2,550	Xylem, Inc.	203,669

		5,385,185

	Marine - 0.06%
2,468	Kirby Corp. (a)(b)	202,993

Number of Shares		Value
	Media - 0.44%
88	Cable One, Inc.	$77,758
14,841	Comcast Corp. - Class A	525,520
4,068	John Wiley & Sons, Inc. - Class A	246,521
4,909	Liberty Media Corp. - Class A (b)	213,247
5,517	Liberty Media Corp. - Class C (b)	239,713
31,816	Sirius XM Holdings, Inc. (a)	201,077

		1,503,836

	Metals & Mining - 0.20%
23,570	Freeport-McMoRan, Inc.	328,094
3,505	Newmont Mining Corp.	105,851
3,371	Steel Dynamics, Inc.	152,336
3,709	United States Steel Corp. (a)	113,050

		699,331

	Multiline Retail - 1.63%
4,595	Burlington Stores, Inc. (b)	748,617
5,784	Dollar General Corp.	632,191
5,414	Dollar Tree, Inc. (b)	441,512
15,954	Kohl’s Corp.	1,189,371
34,619	Macy’s, Inc.	1,202,318
8,667	Nordstrom, Inc. (a)	518,373
9,722	Target Corp.	857,578

		5,589,960

	Multi-Utilities - 0.44%
1,359	Ameren Corp.	85,916
4,758	CenterPoint Energy, Inc.	131,559
1,918	CMS Energy Corp.	93,982
2,956	Consolidated Edison, Inc.	225,218
1,880	DTE Energy Co.	205,164
7,314	MDU Resources Group, Inc.	187,897
3,284	NiSource, Inc.	81,837
4,660	Public Service Enterprise Group, Inc.	246,001
952	Sempra Energy	108,290
2,105	WEC Energy Group, Inc.	140,530

		1,506,394

	Oil, Gas & Consumable Fuels - 3.67%
3,453	Anadarko Petroleum Corp.	232,767
1,524	Andeavor	233,934
2,063	Cheniere Energy, Inc. (b)	143,358
11,791	Chevron Corp.	1,441,803
7,663	ConocoPhillips	593,116
4,485	Continental Resources, Inc. (a)(b)	306,236
839	Energen Corp. (b)	72,297
3,228	EOG Resources, Inc.	411,796
23,325	Exxon Mobil Corp.	1,983,091
1,007	Hess Corp.	72,081
14,579	HollyFrontier Corp.	1,019,072
12,101	Marathon Oil Corp.	281,711
14,180	Marathon Petroleum Corp.	1,133,975
5,573	Occidental Petroleum Corp.	457,933
3,702	ONEOK, Inc.	250,959
25,910	PBF Energy, Inc. - Class A	1,293,168
5,913	Phillips 66	666,513
516	Pioneer Natural Resources Co.	89,882
2,520	SM Energy Co.	79,456
12,438	Valero Energy Corp.	1,414,823
2,950	Whiting Petroleum Corp. (b)	156,468
12,626	WPX Energy, Inc. (b)	254,035

		12,588,474

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Paper & Forest Products - 0.22%
14,390	Domtar Corp.	$750,726

	Personal Products - 0.60%
11,381	Herbalife Nutrition Ltd. (b)	620,834
7,191	Nu Skin Enterprises, Inc. - Class A	592,682
5,768	The Estee Lauder Cos., Inc. - Class A	838,206

		2,051,722

	Pharmaceuticals - 4.14%
10,405	Abbott Laboratories	763,311
14,458	AbbVie, Inc.	1,367,438
4,866	Allergan Plc	926,876
16,092	Bristol-Myers Squibb Co.	998,991
7,959	Eli Lilly & Co.	854,080
566	Jazz Pharmaceuticals PLC (b)	95,161
28,323	Johnson & Johnson	3,913,389
14,751	Merck & Co., Inc.	1,046,436
22,040	Mylan NV (b)	806,664
5,529	Nektar Therapeutics (b)	337,048
3,931	Perrigo Co. Plc	278,315
49,726	Pfizer, Inc.	2,191,425
6,934	Zoetis, Inc.	634,877

		14,214,011

	Professional Services - 0.85%
877	CoStar Group, Inc. (b)	369,077
520	Equifax, Inc.	67,896
2,111	IHS Markit, Ltd. (b)	113,910
4,112	ManpowerGroup, Inc.	353,467
11,653	Nielsen Holdings Plc	322,322
10,545	Robert Half International, Inc.	742,157
2,131	The Dun & Bradstreet Corp.	303,689
3,768	TransUnion	277,249
2,976	Verisk Analytics, Inc. (b)	358,757

		2,908,524

	Real Estate Management & Development - 0.58%
5,840	CBRE Group, Inc. - Class A (b)	257,544
4,579	Jones Lang LaSalle, Inc.	660,841
51,626	Realogy Holdings Corp. (a)	1,065,561

		1,983,946

	Road & Rail - 0.64%
3,823	CSX Corp.	283,093
4,025	Genesee & Wyoming, Inc. - Class A (a)(b)	366,235
837	J.B. Hunt Transport Services, Inc.	99,553
3,262	Landstar System, Inc.	397,964
778	Norfolk Southern Corp.	140,429
2,069	Old Dominion Freight Line, Inc.	333,647
3,527	Union Pacific Corp.	574,301

		2,195,222

	Semiconductors & Semiconductor Equipment - 3.45%
31,520	Advanced Micro Devices, Inc. (a)(b)	973,653
16,954	Applied Materials, Inc.	655,272
1,839	Broadcom, Inc.	453,737
13,289	First Solar, Inc. (b)	643,453
49,063	Intel Corp.	2,320,189
3,378	KLA-Tencor Corp.	343,576
3,811	Lam Research Corp. (a)	578,129
5,529	Marvell Technology Group, Ltd.	106,710
2,085	Maxim Integrated Products, Inc.	117,573

Number of Shares		Value
	Semiconductors & Semiconductor Equipment (Continued)
24,769	Micron Technology, Inc. (b)	$1,120,302
1,312	MKS Instruments, Inc.	105,157
5,993	NVIDIA Corp.	1,684,153
731	NXP Semiconductors NV	62,501
18,196	ON Semiconductor Corp. (b)	335,352
1,996	Qorvo, Inc. (b)	153,472
4,658	Skyworks Solutions, Inc.	422,527
10,834	Teradyne, Inc.	400,641
10,735	Texas Instruments, Inc.	1,151,758
6,085	Versum Materials, Inc.	219,121

		11,847,276

	Software - 8.50%
4,182	2U, Inc. (b)	314,445
5,500	Adobe Systems, Inc. (b)	1,484,725
1,716	ANSYS, Inc. (b)	320,343
6,285	Aspen Technology, Inc. (b)	715,924
5,554	Atlassian Corp. Plc - Class A (b)	533,962
1,932	Autodesk, Inc. (b)	301,604
3,368	CA, Inc.	148,697
13,795	Cadence Design System, Inc. (b)	625,189
1,236	CDK Global, Inc.	77,324
1,632	Ceridian HCM Holding, Inc. (b)	68,593
3,901	Citrix Systems, Inc. (b)	433,635
18,270	Dell Technologies, Inc. - Class V (b)	1,774,382
4,008	DocuSign, Inc. (b)	210,701
1,733	Fair Isaac Corp. (b)	396,077
6,814	Fortinet, Inc. (b)	628,728
828	Guidewire Software, Inc. (b)	83,636
4,394	Intuit, Inc.	999,196
2,523	Jack Henry & Associates, Inc.	403,882
2,155	LogMeIn, Inc.	192,010
9,498	Manhattan Associates, Inc. (a)(b)	518,591
81,858	Microsoft Corp.	9,362,099
28,274	Nuance Communications, Inc. (b)	489,706
5,757	Nutanix, Inc. - Class A (b)	245,939
24,959	Oracle Corp.	1,286,886
1,294	Paycom Software, Inc. (b)	201,101
2,870	Pegasystems, Inc. (a)	179,662
800	Proofpoint, Inc. (b)	85,064
3,072	PTC, Inc. (b)	326,216
3,447	RealPage, Inc. (a)(b)	227,157
4,737	Red Hat, Inc. (a)(b)	645,558
5,521	RingCentral, Inc. - Class A (b)	513,729
8,129	salesforce.com, Inc. (b)	1,292,755
4,209	ServiceNow, Inc. (b)	823,407
4,446	Splunk, Inc. (b)	537,566
1,931	SS&C Technologies Holdings, Inc.	109,739
10,066	Symantec Corp.	214,204
5,257	Synopsys, Inc. (b)	518,393
4,567	Tableau Software, Inc. - Class A (b)	510,317
859	The Ultimate Software Group, Inc. (b)	276,761
446	Tyler Technologies, Inc. (b)	109,297
2,720	VMware, Inc. - Class A (b)	424,483
1,418	Workday, Inc. - Class A (b)	207,000
4,573	Zendesk, Inc. (b)	324,683

		29,143,366

	Specialty Retail - 4.15%
2,868	Advance Auto Parts, Inc.	482,771
11,622	AutoNation, Inc. (a)(b)	482,894

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
752	AutoZone, Inc. (b)	$583,326
8,076	Best Buy Co., Inc. (a)	640,911
19,943	Dick’s Sporting Goods, Inc.	707,578
7,130	Floor & Decor Holdings, Inc. - Class A (a)(b)	215,112
14,542	Foot Locker, Inc.	741,351
8,840	L Brands, Inc.	267,852
8,255	Lowe’s Cos., Inc.	947,839
1,892	O’Reilly Automotive, Inc. (b)	657,130
11,906	Penske Automotive Group, Inc.	564,225
7,730	Ross Stores, Inc.	766,043
605	Sherwin-Williams Co.	275,402
13,889	The Gap, Inc. (a)	400,698
11,642	The Home Depot, Inc.	2,411,640
18,963	The Michaels Cos., Inc. (b)	307,770
9,214	The TJX Cos., Inc.	1,032,152
3,545	Tiffany & Co.	457,199
6,781	Tractor Supply Co.	616,257
1,816	Ulta Beauty, Inc. (b)	512,330
16,573	Urban Outfitters, Inc. (b)	677,836
7,145	Williams Sonoma, Inc. (a)	469,569

		14,217,885

	Technology Hardware, Storage & Peripherals - 4.65%
54,441	Apple, Inc.	12,289,511
15,765	HP, Inc.	406,264
6,727	International Business Machines Corp.	1,017,190
5,760	NCR Corp. (b)	163,641
4,547	NetApp, Inc.	390,542
6,780	Pure Storage, Inc. - Class A (b)	175,941
16,734	Teradata Corp. (b)	631,039
15,194	Western Digital Corp. (a)	889,457

		15,963,585

	Textiles, Apparel & Luxury Goods - 2.12%
4,849	Carter’s, Inc. (a)	478,111
5,060	Columbia Sportswear Co.	470,934
6,941	lululemon athletica, Inc. (b)	1,127,843
8,989	Michael Kors Holdings Ltd. (b)	616,286
11,968	NIKE, Inc. - Class B	1,013,929
2,582	PVH Corp.	372,841
6,358	Ralph Lauren Corp.	874,543
11,450	Skechers U.S.A., Inc. - Class A (b)	319,798
7,857	Tapestry, Inc.	394,971
17,930	Under Armour, Inc. - Class A (a)(b)	380,475
18,447	Under Armour, Inc. - Class C (a)(b)	358,979
9,157	VF Corp.	855,722

		7,264,432

	Tobacco - 0.30%
5,941	Altria Group, Inc.	358,302
8,358	Philip Morris International, Inc.	681,511

		1,039,813

	Trading Companies & Distributors - 1.00%
9,399	Fastenal Co.	545,330
6,790	HD Supply Holdings, Inc. (b)	290,544
4,226	MSC Industrial Direct Co., Inc. - Class A	372,353
1,059	United Rentals, Inc. (b)	173,252
7,363	Univar, Inc. (b)	225,750
2,061	W.W. Grainger, Inc.	736,622

Number of Shares		Value
	Trading Companies & Distributors (Continued)
1,505	Watsco, Inc. - Class A	$268,041
13,292	WESCO International, Inc. (b)	816,793

		3,428,685

	Wireless Telecommunication Services - 0.24%
7,442	Telephone & Data Systems, Inc.	226,460
13,690	United States Cellular Corp. (a)(b)	613,038

		839,498

	Total Common Stocks (Cost $224,629,138)	323,819,065

	INVESTMENT COMPANIES - 3.31%
	Exchange Traded Funds - 3.31%
42,477	Vanguard S&P 500 ETF	11,343,483

	Total Investment Companies (Cost $9,999,229)	11,343,483

	REAL ESTATE INVESTMENT TRUSTS - 1.35%
	Real Estate Investment Trusts - 1.35%
7,841	American Homes 4 Rent - Class A	171,640
950	American Tower Corp.	138,035
23,240	Annaly Capital Management, Inc.	237,745
1,574	Camden Property Trust	147,279
22,621	Chimera Investment Corp.	410,119
1,944	Crown Castle International Corp.	216,426
5,032	CubeSmart	143,563
1,196	Digital Realty Trust, Inc.	134,526
6,217	Empire State Realty Trust, Inc. - Class A (a)	103,264
707	Equity LifeStyle Properties, Inc.	68,190
1,760	Extra Space Storage, Inc.	152,486
4,459	Forest City Realty Trust, Inc. - Class A	111,876
10,693	Hospitality Properties Trust	308,386
13,023	Host Hotels & Resorts, Inc.	274,785
1,981	Life Storage, Inc.	188,512
18,460	New Residential Investment Corp.	328,957
3,819	Park Hotels & Resorts, Inc.	125,340
6,119	Rayonier, Inc.	206,883
7,072	Retail Value, Inc. (b)	231,184
906	SBA Communications Corp. (b)	145,531
1,139	Simon Property Group, Inc.	201,318
11,874	Spirit Realty Capital, Inc.	95,704
1,814	Sun Communities, Inc.	184,194
1,128	Taubman Centers, Inc.	67,488
10,064	Two Harbors Investment Corp.	150,256
5,173	Uniti Group, Inc. (a)	104,236

	Total Real Estate Investment Trusts (Cost $4,385,969)	4,647,923

	SHORT TERM INVESTMENTS - 0.79%
	Money Market Funds - 0.79%
2,711,211	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.93% (c)	2,711,211

	Total Short Term Investments (Cost $2,711,211)	2,711,211

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 4.28%
	Investments Purchased with Proceeds from Securities Lending Collateral - 4.28%
14,679,865	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 2.32% (c)	$14,679,865

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $14,679,865)	14,679,865

	Total Investments (Cost $256,405,412) - 104.16%	357,201,547
	Liabilities in Excess of Other Assets - (4.16)%	(14,267,107)

	TOTAL NET ASSETS - 100.00%	$342,934,440

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2018.

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS - 84.61%
	Brazil - 5.18%
53,143	Ambev SA	$242,124
16,365	Banco Bradesco SA	103,493
18,352	Banco do Brasil SA	133,554
31,060	BB Seguridade Participacoes SA	184,889
38,400	Centrais Eletricas Brasileiras SA (a)	147,475
20,261	Cia de Saneamento Basico do Estado de Sao Paulo	118,700
11,274	Cosan SA	90,169
26,593	Embraer SA	130,576
11,532	Fibria Celulose SA	215,018
10,680	IRB Brasil Resseguros SA	174,935
97,234	JBS SA	225,115
30,985	Lojas Renner SA	237,535
10,188	M Dias Branco SA	99,470
6,124	Magazine Luiza SA	186,515
14,561	Natura Cosmeticos SA	102,252
47,738	Odontoprev SA	151,303
69,896	Petroleo Brasileiro SA	420,911
6,542	Porto Seguro SA	96,351
12,703	Raia Drogasil SA	227,887
28,389	Rumo SA (a)	104,950
81,317	Sul America SA (b)	522,508
49,899	Vale SA	738,251

		4,653,981

	Chile - 0.75%
786,517	Banco de Chile	119,762
15,214	Cia Cervecerias Unidas SA	212,051
27,823	Empresas CMPC SA	112,284
8,381	Empresas COPEC SA	129,476
10,237	Latam Airlines Group SA	97,352

		670,925

	China - 18.70%
2,535	58.com, Inc. - ADR (a)	186,576
483,391	Agricultural Bank of China Ltd. - Series H	237,065
17,908	Alibaba Group Holding, Ltd. - ADR (a)	2,950,522
109,067	Angang Steel Co., Ltd.	97,347
17,168	Anhui Conch Cement Co., Ltd.	103,092
70,298	ANTA Sports Products Ltd.	335,591
4,203	Autohome, Inc. - ADR	325,354
185,750	BAIC Motor Corp., Ltd.	149,512
4,141	Baidu, Inc. - ADR (a)	946,964
990,540	Bank of China Ltd. - Series H	437,663
246,960	Bank of Communications Co., Ltd. - Series H	184,920
1,734	Baozun, Inc. - ADR (a)	84,238
569,672	China Cinda Asset Management Co., Ltd. - Series H	143,988
268,528	China CITIC Bank Corp., Ltd. - Series H	171,478
239,358	China Coal Energy Co., Ltd.	100,833
98,074	China Communications Construction Co., Ltd.	99,994
302,348	China Communications Services Corp., Ltd. - Series H	278,798
1,431,467	China Construction Bank Corp. - Series H	1,251,246
347,000	China Everbright Bank Co., Ltd. - Series H	153,693
723,495	China Huarong Asset Management Co., Ltd. - Series H	132,977
82,346	China Mengniu Dairy Co., Ltd.	273,752
41,264	China Merchants Bank Co., Ltd. - Series H	166,854
230,248	China Minsheng Banking Corp., Ltd. - Series H	170,730
170,617	China National Building Material Co., Ltd.	151,305

Number of Shares		Value
	China (Continued)
736,003	China Petroleum & Chemical Corp. - Series H	$739,499
89,371	China Resources Cement Holdings, Ltd.	103,932
40,626	China Shenhua Energy Co., Ltd.	92,524
338,103	Chongqing Rural Commercial Bank Co., Ltd. - Series H	184,510
179,796	CNOOC, Ltd.	356,019
154,431	Country Garden Holdings Co., Ltd.	194,611
226,768	Dongfeng Motor Group Co., Ltd. - Series H	233,686
13,858	ENN Energy Holdings, Ltd.	120,476
3,950	GDS Holdings, Ltd. - ADR (a)	138,763
33,610	Haier Electronics Group Co., Ltd.	90,994
9,322	JD.com, Inc. - ADR (a)	243,211
46,045	Kingsoft Corp., Ltd.	87,325
95,910	Luye Pharma Group Ltd.	85,869
351,398	Metallurgical Corp. of China Ltd.	98,765
6,343	Momo, Inc. - ADR (a)	277,823
1,332	NetEase, Inc. - ADR	304,029
2,809	New Oriental Education & Technology Group, Inc. - ADR (a)	207,894
2,652	Noah Holdings, Ltd. - ADR (a)	111,755
306,000	PetroChina Co. - Series H	247,675
160,745	PICC Property & Casualty Co., Ltd. - Series H	189,182
88,836	Ping An Insurance Group Co. of China, Ltd. - Series H	899,927
157,293	Postal Savings Bank of China Co., Ltd.	98,843
20,768	Shenzhou International Group Holdings Ltd.	266,477
35,594	Shimao Property Holdings Ltd.	88,393
402,958	Sihuan Pharmaceutical Holdings Group, Ltd.	82,323
1,615	SINA Corp. (a)	112,210
184,074	Sinopec Shanghai Petrochemical Co., Ltd. - Series H	112,266
251,499	Sun Art Retail Group Ltd.	326,271
4,302	TAL Education Group - ADR (a)	110,604
523,372	The People’s Insurance Co. Group of China, Ltd. - Series H	234,539
16,062	Vipshop Holdings Ltd. - ADR (a)	100,227
233,595	Want Want China Holdings, Ltd.	196,503
2,728	Weibo Corp. - ADR (a)(c)	199,499
9,389	Wuxi Biologics Cayman, Inc. (a)	95,013
75,527	Yanzhou Coal Mining Co., Ltd.	87,327
12,340	Yum China Holdings, Inc.	433,257
1,555	YY, Inc. - ADR (a)	116,501

		16,803,214

	Colombia - 0.42%
274,886	Ecopetrol SA	373,900

	Czech Republic - 0.14%
5,038	CEZ AS	128,937

	Egypt - 0.38%
43,369	Commercial International Bank Egypt SAE	200,892
129,008	Eastern Tobacco (a)	136,445

		337,337

	Hong Kong - 9.87%
86,277	Alibaba Health Information Technology Ltd. (a)	84,369
19,284	Beijing Enterprises Holdings Ltd.	108,078
40,180	China Conch Venture Holdings Ltd.	140,314
229,096	China First Capital Group Ltd. (a)	122,879
54,670	China Gas Holdings Ltd.	154,730
61,826	China Mobile Ltd.	607,863

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hong Kong (Continued)
19,918	China Resources Beer Holdings Co., Ltd.	$79,874
68,587	China Resources Pharmaceutical Group Ltd.	108,909
346,338	China Telecom Corp., Ltd. - Series H	172,165
77,466	China Unicom Hong Kong Ltd.	90,500
187,495	CIFI Holdings Group Co., Ltd.	85,862
115,853	CITIC Ltd.	172,553
177,800	CSPC Pharmaceutical Group Ltd.	376,089
124,303	Dali Foods Group Co., Ltd.	89,392
134,274	Future Land Development Holdings, Ltd.	86,771
63,078	Genscript Biotech Corp. (a)	105,816
112,802	Greentown Service Group Co., Ltd.	90,235
30,309	Hua Hong Semiconductor Ltd.	64,974
1,050,066	Industrial & Commercial Bank of China Ltd. - Series H	766,647
83,590	Jiayuan International Group, Ltd.	143,083
95,910	Kingdee International Software Group Co., Ltd.	104,102
37,647	Longfor Properties Co., Ltd.	97,046
314,275	Sino Biopharmaceutical Ltd.	292,318
212,816	Sinotrans Ltd. - Series H	86,555
74,395	Sinotruk Hong Kong Ltd.	162,313
133,292	SSY Group Ltd.	129,049
45,788	Sunac China Holdings Ltd.	140,299
13,632	Sunny Optical Technology Group Co., Ltd.	157,382
90,903	Tencent Holdings Ltd.	3,711,645
136,824	Tingyi Cayman Islands Holding Corp.	251,239
95,365	Towngas China Co. Ltd.	83,236

		8,866,287

	Hungary - 0.36%
17,769	MOL Hungarian Oil & Gas Plc	191,389
3,641	OTP Bank Plc	134,930

		326,319

	Indonesia - 1.37%
766,900	Adaro Energy Tbk PT	94,362
114,026	Bank Central Asia Tbk PT	184,694
500,386	Bank Rakyat Indonesia Persero Tbk PT	105,741
441,599	Hanjaya Mandala Sampoerna Tbk PT	114,067
127,262	Indah Kiat Pulp & Paper Corp. Tbk PT	148,074
1,215,482	Kalbe Farma Tbk PT	112,583
200,444	Matahari Department Store Tbk PT	93,147
693,843	Perusahaan Gas Negara PT	104,662
463,270	Telekomunikasi Indonesia Persero Tbk PT	113,397
52,013	Unilever Indonesia Tbk PT	164,156

		1,234,883

	Malaysia - 2.57%
22,695	British American Tobacco Malaysia Bhd	173,948
192,958	Dialog Group Bhd	162,707
141,468	DiGi.Com Bhd	164,726
346,935	Felda Global Ventures Holdings Bhd	129,844
12,186	Fraser & Neave Holdings Bhd	111,068
37,066	HAP Seng Consolidated Bhd	88,656
97,284	Hartalega Holdings Bhd	155,528
100,451	Maxis Communications Bhd	141,722
12,521	Nestle Malaysia Bhd	442,828
37,506	Petronas Chemicals Group Bhd	84,819
21,733	PPB Group Bhd	88,077
36,474	Public Bank Bhd	220,294
171,718	Sime Darby Bhd	108,273

Number of Shares		Value
	Malaysia (Continued)
40,837	Top Glove Corp. Bhd	$105,137
441,043	YTL Corp. Bhd	133,128

		2,310,755

	Mexico - 2.23%
25,860	Alsea SAB de CV	87,831
570,545	America Movil SAB de CV - Series L	458,838
353,193	Cemex SAB de CV (a)	248,560
13,335	Fomento Economico Mexicano SAB de CV	131,925
12,008	Gruma SAB de CV - Series B	152,657
90,004	Grupo Bimbo SAB de CV - Series A	191,512
16,053	Grupo Financiero Banorte SAB de CV - Series O	116,130
34,717	Mexichem SAB de CV	118,859
2,153	Southern Copper Corp.	92,881
133,688	Wal-Mart de Mexico SAB de CV	405,550

		2,004,743

	Peru - 0.31%
1,237	Credicorp Ltd.	275,950

	Philippines - 0.35%
5,802	Globe Telecom, Inc.	236,247
12,466	Manila Electric Co.	78,500

		314,747

	Poland - 1.38%
5,255	CD Projekt SA (a)	266,802
5,674	Dino Polska SA (a)	153,209
10,699	Grupa Lotos SA	217,613
4,933	Jastrzebska Spolka Weglowa SA (a)	88,755
106	LPP SA	247,981
47,499	PGE Polska Grupa Energetyczna SA (a)	122,769
5,142	Polski Koncern Naftowy Orlen SA	140,947

		1,238,076

	Qatar - 0.61%
2,608	Industries Qatar QSC	89,579
13,796	Ooredoo QPSC	261,195
2,771	Qatar Islamic Bank SAQ	106,737
1,848	Qatar National Bank QPSC	90,123

		547,634

	Republic of Korea - 15.06%
925	Amorepacific Corp.	217,568
1,695	AMOREPACIFIC Group	142,533
19,836	BNK Financial Group, Inc.	153,754
1,055	Celltrion Healthcare Co., Ltd. (a)	87,707
1,868	Celltrion Pharm, Inc. (a)	134,817
1,233	Celltrion, Inc. (a)	330,439
8,743	Cheil Worldwide, Inc.	170,722
411	CJ ENM Co., Ltd.	91,886
2,997	Coway Co., Ltd.	234,492
1,202	Daelim Industrial Co., Ltd.	89,510
2,158	DB Insurance Co., Ltd.	141,629
23,172	DGB Financial Group, Inc.	211,985
2,087	GS Engineering & Construction Corp.	98,361
1,812	GS Holdings Corp.	90,018
5,533	Hana Financial Group, Inc.	222,165
2,648	Hankook Tire Co., Ltd.	119,542
1,449	Hanssem Co., Ltd.	100,071
5,061	Hanwha Chemical Corp.	88,043
6,848	Hanwha Corp.	202,526
24,749	Hanwha Life Insurance Co., Ltd.	118,033

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Republic of Korea (Continued)
1,973	HLB, Inc. (a)	$213,381
3,666	Hotel Shilla Co., Ltd.	358,473
3,916	Hyundai Marine & Fire Insurance Co., Ltd.	148,030
521	Hyundai Mobis Co., Ltd.	107,054
761	Hyundai Motor Co.	88,831
275	Hyundai Heavy Industries Holdings Co., Ltd. (a)	100,391
2,843	Hyundai Steel Co.	144,841
13,410	Industrial Bank of Korea	184,293
5,250	KB Financial Group, Inc.	255,696
6,608	Kia Motors Corp.	209,024
5,291	Korea Gas Corp. (a)	289,367
10,058	Korean Air Lines Co., Ltd.	254,740
4,092	KT Corp. (b)	111,241
315	LG Chemical Ltd.	103,775
2,138	LG Electronics, Inc.	136,812
361	LG Household & Health Care Ltd.	415,193
9,246	LG Uplus Corp.	152,547
438	Lotte Chemical Corp.	109,766
410	NAVER Corp.	264,638
352	NCSoft Corp.	140,439
1,712	OCI Co., Ltd.	169,740
896	Orion Corp.	85,188
681	Pearl Abyss Corp. (a)	131,210
1,183	POSCO	314,024
5,492	Posco Daewoo Corp.	103,624
1,253	S-1 Corp.	103,245
424	Samsung Biologics Co., Ltd. (a)	204,038
634	Samsung Electro-Mechanics Co., Ltd.	79,408
79,922	Samsung Electronics Co., Ltd.	3,344,806
6,043	Samsung Engineering Co Ltd. (a)	105,132
15,151	Samsung Heavy Industries Co., Ltd. (a)	110,333
538	Samsung SDS Co., Ltd.	112,019
4,764	Shinhan Financial Group Co., Ltd.	192,506
384	Shinsegae, Inc.	125,540
3,156	SillaJen, Inc. (a)	291,193
10,866	SK Hynix, Inc.	718,872
1,264	SK Innovation Co., Ltd.	245,014
563	SK Telecom Co., Ltd.	142,740
7,752	Woori Bank	118,042

		13,531,007

	Russian Federation - 3.17%
23,178	Gazprom PJSC - ADR	115,195
8,435	LUKOIL PJSC - ADR	644,771
5,938	MMC Norilsk Nickel PJSC - ADR (c)	102,074
715	Novatek PJSC - ADR	127,531
4,003	Novolipetsk Steel PJSC	107,740
13,889	Rosneft Oil Co. PJSC - ADR (a)	104,547
56,299	Sberbank of Russia PJSC - ADR (c)	707,960
9,904	Severstal PJSC - GDR	164,951
36,200	Surgutneftegas PJSC - ADR	150,230
5,065	Tatneft PJSC - ADR	386,459
112,651	VTB Bank PJSC - GDR	150,808
3,865	X5 Retail Group NV	87,447

		2,849,713

	South Africa - 4.68%
13,226	Absa Group Ltd.	141,851
3,968	Anglo American Platinum Ltd.	129,726
18,731	AngloGold Ashanti Ltd.	161,851

Number of Shares		Value
	South Africa (Continued)
1,711	Capitec Bank Holdings Ltd.	$123,767
7,902	Clicks Group Ltd.	97,664
36,518	Coronation Fund Managers Ltd.	139,164
10,717	Exxaro Resources Ltd.	110,174
32,408	FirstRand Ltd.	155,456
10,257	Imperial Holdings Ltd.	126,817
8,198	Kumba Iron Ore Ltd.	185,754
17,516	Mr. Price Group Ltd.	282,489
4,842	Naspers Ltd. - N Shares	1,042,719
5,835	Nedbank Group Ltd.	109,154
47,961	Netcare Ltd.	81,962
39,837	Old Mutual Ltd.	85,329
36,910	Pick n Pay Stores Ltd.	179,522
4,304	Sasol Ltd.	166,290
9,834	Shoprite Holdings Ltd.	133,161
20,668	Standard Bank Group Ltd.	255,571
36,360	Telkom SA SOC Ltd.	132,793
9,714	The Bidvest Group Ltd.	127,066
20,400	Truworths International Ltd.	120,322
32,969	Woolworths Holdings Ltd.	115,587

		4,204,189

	Taiwan, Province of China - 12.71%
141,076	Acer, Inc.	116,523
29,739	Advantech Co., Ltd.	221,341
9,227	Airtac International Group	90,351
60,830	Asia Cement Corp.	82,663
626,054	AU Optronics Corp.	264,020
8,170	Catcher Technology Co., Ltd.	89,812
94,186	Cathay Financial Holding Co., Ltd.	161,869
30,785	Chailease Holding Co., Ltd.	107,745
860,915	China Airlines Ltd.	260,764
382,822	China Development Financial Holding Corp.	142,836
109,311	China Steel Corp.	91,277
35,054	Chunghwa Telecom Co., Ltd.	126,263
191,657	CTBC Financial Holding Co., Ltd.	144,302
7,352	Eclat Textile Co., Ltd.	90,982
200,820	E. Sun Financial Holdings Co., Ltd.	148,271
387,854	Eva Airways Corp.	188,600
237,528	Evergreen Marine Corp. Taiwan Ltd.	99,554
75,889	Far Eastern New Century Corp.	88,740
49,624	Far EasTone Telecommunications Co., Ltd.	118,318
46,893	Feng TAY Enterprise Co., Ltd.	288,783
22,181	Formosa Chemicals & Fibre Corp.	92,953
27,820	Formosa Petrochemical Corp.	134,850
23,932	Formosa Plastics Corp.	91,678
42,739	Foxconn Technology Co., Ltd.	104,297
103,394	Fubon Financial Holding Co., Ltd.	175,371
20,700	General Interface Solution Holding Ltd.	87,236
16,019	Globalwafers Co., Ltd.	176,530
13,914	Hiwin Technologies Corp.	114,962
61,741	Hon Hai Precision Industry Co., Ltd.	160,106
601,000	Innolux Corp.	208,704
130,069	Inventec Corp.	116,706
1,054	Largan Precision Co., Ltd.	125,217
123,966	Macronix International	103,277
12,584	MediaTek, Inc.	101,541
104,845	Mega Financial Holding Co., Ltd.	94,393
52,459	Micro-Star International Co., Ltd.	141,897
37,684	Nan Ya Plastics Corp.	104,624
27,517	Nien Made Enterprise Co., Ltd.	215,359

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Taiwan, Province of China (Continued)
11,709	Phison Electronics Corp.	$93,318
107,426	Pou Chen Corp.	113,425
33,264	President Chain Store Corp.	390,543
38,439	Realtek Semiconductor Corp.	171,295
468,306	Shin Kong Financial Holding Co., Ltd.	183,147
289,842	SinoPac Financial Holdings Co., Ltd.	105,809
56,134	Standard Foods Corp.	93,325
319,073	Taishin Financial Holding Co., Ltd.	154,089
253,334	Taiwan Business Bank	92,080
63,007	Taiwan Cement Corp.	84,777
368,796	Taiwan Cooperative Financial Holding Co., Ltd.	224,627
33,743	Taiwan Mobile Co., Ltd.	120,990
394,663	Taiwan Semiconductor Manufacturing Co., Ltd.	3,367,871
155,373	Uni-President Enterprises Corp.	405,369
189,440	United Microelectronics Corp.	99,951
39,029	Vanguard International Semiconductor Corp.	87,105
12,546	Walsin Technology Corp.	87,531
238,584	Winbond Electronics Corp.	113,474
10,373	Yageo Corp.	155,767

		11,417,208

	Thailand - 2.13%
27,971	Advanced Info Service PCL - NVDR	173,879
98,006	Airports of Thailand PCL - NVDR	198,497
25,077	Bumrungrad Hospital PCL - NVDR	144,151
97,065	CP ALL PCL - NVDR	207,135
422,822	Home Product Center PCL - NVDR	206,696
57,815	Indorama Ventures PCL - NVDR	105,498
25,039	PTT Exploration & Production PCL - NVDR	120,170
61,463	PTT Global Chemical PCL - NVDR	154,451
250,880	PTT PCL - NVDR	421,174
65,998	Thai Oil PCL - NVDR	180,708

		1,912,359

	Turkey - 2.13%
110,695	Akbank T.A.S.	126,794
17,369	Aselsan Elektronik Sanayi Ve Ticaret AS	79,020
16,127	BIM Birlesik Magazalar AS	217,090
82,905	Eregli Demir ve Celik Fabrikalari TAS	151,269
8,447	Ford Otomotiv Sanayi AS	91,992
115,676	Haci Omer Sabanci Holding AS	145,886
87,899	Turk Hava Yollari AO (a)	277,245
111,671	Turkiye Garanti Bankasi AS	142,374
155,519	Turkiye Halk Bankasi AS	172,404
177,923	Turkiye Is Bankasi AS - Series C	129,946
120,019	Turkiye Sise ve Cam Fabrikalari AS	115,909
223,222	Turkiye Vakiflar Bankasi TAO - Class D	139,775
409,870	Yapi ve Kredi Bankasi AS (a)	127,365

		1,917,069

	United Arab Emirates - 0.11%
24,493	First Abu Dhabi Bank PJSC	95,577

	Total Common Stocks (Cost $62,441,992)	76,014,810

	INVESTMENT COMPANIES - 11.92%
	China - 3.88%
54,631	iShares Core MSCI Emerging Markets ETF	2,828,793
22,642	KraneShares Bosera MSCI China A ETF (c)	655,033

		3,483,826

Number of Shares		Value
	India - 8.04%
222,491	iShares MSCI India ETF	$7,224,283

	Total Investment Companies (Cost $10,068,070)	10,708,109

	PREFERRED STOCKS - 3.10%
	Brazil - 2.05%
44,382	Banco Bradesco SA - Preference Shares	314,082
33,540	Centrais Eletricas Brasileiras SA - Preference Shares (a)	153,393
29,912	Gerdau SA - Preference Shares	126,505
58,907	Itau Unibanco Holding SA - Preference Shares	643,688
38,402	Itausa - Investimentos Itau SA - Preference Shares	95,659
97,539	Petroleo Brasileiro SA - Preference Shares	509,607

		1,842,934

	Chile - 0.11%
25,151	Embotelladora Andina SA	97,888

	Republic of Korea - 0.94%
932	Amorepacific Corp. - Preference Shares	115,512
317	LG Household & Health Care Ltd. - Preference Shares	229,742
14,623	Samsung Electronics Co., Ltd. - Preference Shares	498,750

		844,004

	Total Preferred Stocks (Cost $1,934,628)	2,784,826

	SHORT TERM INVESTMENTS - 0.06%
	Money Market Funds - 0.06%
49,134	Deutsche Government Money Market Series - Institutional Shares Effective Yield 1.93% (d)	49,134

	Total Short Term Investments (Cost $49,134)	49,134

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 1.58%
	Investments Purchased with Proceeds from Securities Lending Collateral - 1.58%
1,420,509	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 2.32% (d)	1,420,509

	Total Investments Purchased with Proceeds from Securities Lending (Cost $1,420,509)	1,420,509

	Total Investments (Cost $75,914,332) - 101.27%	90,977,388
	Liabilities in Excess of Other Assets - (1.27)%	(1,139,645)

	TOTAL NET ASSETS - 100.00%	$89,837,743

Percentages are stated as a percent of net assets.

ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $646,732, which represents 0.71% of total net assets.
(c)	All or portion of this security is on loan.
(d)	Seven-day yield as of September 30, 2018.

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY (Unaudited)

September 30, 2018

COMMON STOCKS
Aerospace & Defense	0.23%
Air Freight & Logistics	0.10%
Airlines	1.20%
Auto Components	0.39%
Automobiles	0.86%
Banks	11.67%
Beverages	0.86%
Biotechnology	0.69%
Capital Markets	0.59%
Chemicals	1.49%
Commercial Services & Supplies	0.22%
Construction & Engineering	0.55%
Construction Materials	0.86%
Distributors	0.14%
Diversified Consumer Services	0.35%
Diversified Financial Services	0.65%
Diversified Telecommunication Services	1.50%
Electric Utilities	0.53%
Electronic Equipment, Instruments & Components	1.59%
Energy Equipment & Services	0.18%
Entertainment	6.50%
Food & Staples Retailing	2.70%
Food Products	3.03%
Gas Utilities	0.96%
Health Care Equipment & Supplies	0.29%
Health Care Providers & Services	0.52%
Health Care Technology	0.09%
Hotels, Restaurants & Leisure	0.58%
Household Durables	1.05%
Household Products	0.46%
Industrial Conglomerates	1.11%
Insurance	3.50%
Interactive Media & Services	2.28%
Internet & Direct Marketing Retail	3.86%
IT Services	0.28%
Leisure Products	0.24%
Life Sciences Tools & Services	0.45%
Machinery	0.80%
Marine	0.11%
Media	0.19%
Metals & Mining	2.86%
Multiline Retail	0.84%
Multi-Utilities	0.15%
Oil, Gas & Consumable Fuels	6.99%

Paper & Forest Products	0.53%
Personal Products	0.51%
Pharmaceuticals	1.47%
Real Estate Management & Development	0.93%
Road & Rail	0.12%
Semiconductors & Semiconductor Equipment	9.40%
Software	0.37%
Specialty Retail	1.08%
Technology Hardware, Storage & Peripherals	0.76%
Textiles, Apparel & Luxury Goods	1.50%
Tobacco	0.47%
Trading Companies & Distributors	0.12%
Transportation Infrastructure	0.22%
Water Utilities	0.13%
Wireless Telecommunication Services	2.51%

TOTAL COMMON STOCKS	84.61%

INVESTMENT COMPANIES
Exchange Traded Funds	11.92%

TOTAL INVESTMENT COMPANIES	11.92%

PREFERRED STOCKS
Banks	1.17%
Beverages	0.11%
Electric Utilities	0.17%
Metals & Mining	0.14%
Oil, Gas & Consumable Fuels	0.57%
Personal Products	0.38%
Semiconductors & Semiconductor Equipment	0.56%

TOTAL PREFERRED STOCKS	3.10%

SHORT TERM INVESTMENTS
Money Market Funds	0.06%

TOTAL SHORT TERM INVESTMENTS	0.06%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Investments Purchased with Proceeds from Securities Lending Collateral	1.58%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	1.58%

TOTAL INVESTMENTS	101.27%
Liabilities in Excess of Other Assets	(1.27)%

TOTAL NET ASSETS	100.00%

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS - 90.41%
	Aerospace & Defense - 1.31%
427	AAR Corp.	$20,449
509	Aerojet Rocketdyne Holdings, Inc. (a)	17,301
204	AeroVironment, Inc. (a)	22,883
294	Astronics Corp. (a)	12,789
938	Axon Enterprise, Inc. (a)	64,187
992	BWX Technologies, Inc.	62,040
186	Cubic Corp.	13,587
306	Curtiss-Wright Corp.	42,051
555	Ducommun, Inc. (a)	22,666
545	Engility Holdings, Inc. (a)	19,615
317	Esterline Technologies Corp. (a)	28,831
272	HEICO Corp. (b)	25,190
583	HEICO Corp. - Class A	44,016
525	Hexcel Corp.	35,201
324	Huntington Ingalls Industries, Inc.	82,970
563	KLX, Inc. (a)	35,345
559	Maxar Technologies, Ltd.	18,486
411	Moog, Inc. - Class A	35,334
1,072	Spirit AeroSystems Holdings, Inc. - Class A	98,270
303	Teledyne Technologies, Inc. (a)	74,744
2,190	The KEYW Holding Corp. (a)	18,965
1,203	Vectrus, Inc. (a)	37,522

		832,442

	Air Freight & Logistics - 0.24%
2,482	Echo Global Logistics, Inc. (a)	76,818
226	Forward Air Corp.	16,204
303	Hub Group, Inc. - Class A (a)	13,817
8,035	Radiant Logistics, Inc. (a)	47,487

		154,326

	Airlines - 0.28%
900	Alaska Air Group, Inc.	61,974
334	Copa Holdings SA - Class A	26,667
2,890	JetBlue Airways Corp. (a)(b)	55,950
365	SkyWest, Inc.	21,498
275	Spirit Airlines, Inc. (a)	12,917

		179,006

	Auto Components - 0.72%
581	Adient PLC - ADR	22,839
2,352	American Axle & Manufacturing Holdings, Inc. (a)	41,019
159	Cooper-Standard Holdings, Inc. (a)	19,077
1,536	Dana, Inc.	28,677
404	Dorman Products, Inc. (a)	31,076
632	Fox Factory Holding Corp. (a)	44,271
2,772	Gentex Corp.	59,487
327	Gentherm, Inc. (a)	14,862
2,143	Goodyear Tire & Rubber Co.	50,125
258	LCI Industries	21,362
340	Standard Motor Products, Inc.	16,735
1,594	Stoneridge, Inc. (a)	47,374
289	Tenneco, Inc.	12,178
184	Visteon Corp. (a)	17,094
263	WABCO Holdings, Inc. (a)	31,018

		457,194

	Automobiles - 0.20%
571	Harley-Davidson, Inc.	25,866
914	Thor Industries, Inc.	76,502

Number of Shares		Value
	Automobiles (Continued)
674	Winnebago Industries, Inc.	$22,343

		124,711

	Banks - 5.23%
831	1st Constitution Bancorp	17,202
274	1st Source Corp.	14,418
364	ACNB Corp.	13,541
1,911	Associated Banc-Corp.	49,686
1,500	Banc of California, Inc.	28,350
562	BancFirst Corp.	33,692
1,548	Bancorp, Inc. (a)	14,845
758	BancorpSouth, Inc.	24,787
1,501	Bank of Commerce Holdings	18,312
455	Bank of Hawaii Corp.	35,904
213	Bank of Marin Bancorp	17,871
883	Bank OZK	33,519
1,592	BankUnited, Inc.	56,357
1,121	BCB Bancorp, Inc.	15,526
193	BOK Financial Corp. (b)	18,775
375	Bryn Mawr Bank Corp.	17,587
284	C&F Financial Corp.	16,685
628	Cadence BanCorp	16,403
374	Camden National Corp.	16,247
347	Carolina Financial Corp.	13,089
568	Cathay General Bancorp	23,538
1,243	CenterState Bank Corp.	34,852
370	Century Bancorp, Inc. - Class A	26,732
313	Chemical Financial Corp.	16,714
306	Chemung Financial Corp.	12,984
852	CIT Group, Inc.	43,972
221	City Holding Co.	16,973
931	Commerce Bancshares, Inc.	61,465
248	Community Bank Systems, Inc.	15,145
1,549	Community Bankers Trust Corp. (a)	13,631
356	Community Trust Bancorp, Inc.	16,501
991	Cullen Frost Bankers, Inc.	103,500
645	Customers Bancorp, Inc. (a)	15,177
1,796	East West Bancorp, Inc.	108,425
953	Enterprise Financial Services Corp.	50,557
713	Esquire Financial Holdings, Inc. (a)	17,796
320	Evans Bancorp, Inc.	15,024
1,296	F.N.B. Corp.	16,485
1,281	Farmers National Banc Corp.	19,599
502	FCB Financial Holdings, Inc. - Class A (a)	23,795
733	Fidelity Southern Corp.	18,164
437	First Bancorp	17,703
2,432	First BanCorp (a)	22,131
329	First Bancshares, Inc.	12,847
1,304	First Bank	17,148
591	First Business Financial Services, Inc.	13,699
105	First Citizens BancShares, Inc. - Class A	47,489
1,060	First Commonwealth Financial Corp.	17,108
545	First Community Bancshares, Inc.	18,465
521	First Community Corp/SC	12,608
1,398	First Financial Bancorp	41,521
575	First Financial Bankshares, Inc.	33,982
723	First Guaranty Bancshares, Inc.	18,574
1,267	First Horizon National Corp.	21,868
320	First Interstate BancSystem, Inc. - Class A	14,336
500	First Merchants Corp.	22,495

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Banks (Continued)
405	First Mid-Illinois Bancshares, Inc.	$16,334
1,790	Fulton Financial Corp.	29,803
365	Glacier Bancorp, Inc. (b)	15,728
343	Great Southern Bancorp, Inc.	18,985
550	Guaranty Bancorp	16,335
814	Hancock Whitney Corp.	38,706
402	Heartland Financial U.S.A., Inc.	23,336
867	Heritage Commerce Corp.	12,936
356	Heritage Financial Corp.	12,513
755	Hilltop Holdings, Inc.	15,228
926	Hope Bancorp, Inc.	14,973
394	IBERIABANK Corp.	32,052
861	Independent Bank Corp.	20,363
879	International Bancshares Corp.	39,555
529	Investar Holding Corp.	14,204
1,515	Investors Bancorp, Inc.	18,589
981	Lakeland Bancorp, Inc.	17,707
310	LegacyTexas Financial Group, Inc.	13,206
1,077	Live Oak Bancshares, Inc.	28,864
1,115	Macatawa Bank Corp.	13,057
400	MB Financial, Inc.	18,444
462	National Bank Holdings Corp. - Class A	17,394
328	Nicolet Bankshares, Inc. (a)	17,879
885	Northeast Bancorp	19,204
355	Northrim BanCorp, Inc.	14,750
354	Ohio Valley Banc Corp.	12,974
458	Old Line Bancshares, Inc.	14,491
1,437	Old National Bancorp	27,734
1,571	Old Second Bancorp, Inc.	24,272
1,955	Pacific Mercantile Bancorp (a)	18,279
822	PacWest Bancorp	39,168
1,302	Parke Bancorp, Inc.	29,230
577	Peoples Bancorp, Inc.	20,212
371	People’s Utah Bancorp	12,595
286	Pinnacle Financial Partners, Inc.	17,203
844	Popular, Inc.	43,255
336	Preferred Bank	19,656
833	Premier Financial Bancorp, Inc.	15,402
524	Prosperity Bancshares, Inc.	36,339
353	QCR Holdings, Inc.	14,420
689	RBB Bancorp	16,881
324	Republic Bancorp, Inc. - Class A	14,936
511	S&T Bancorp, Inc.	22,157
438	Sandy Spring Bancorp, Inc.	17,218
626	SB One Bancorp	15,775
429	Seacoast Banking Corp. of Florida (a)	12,527
838	ServisFirst Bancshares, Inc.	32,808
1,465	Shore Bancshares, Inc.	26,106
203	Signature Bank	23,313
593	Simmons First National Corp. - Class A	17,464
563	Sterling Bancorp	12,386
582	Summit Financial Group, Inc.	13,508
1,749	Synovus Financial Corp.	80,087
2,390	TCF Financial Corp.	56,906
496	Texas Capital Bancshares, Inc. (a)	40,994
834	The Bank of N.T. Butterfield & Son, Ltd.	43,251
593	TowneBank	18,294
827	TriState Capital Holdings, Inc. (a)	22,825
493	Triumph Bancorp, Inc. (a)	18,833
386	Trustmark Corp.	12,989

Number of Shares		Value
	Banks (Continued)
342	UMB Financial Corp.	$24,248
1,727	Umpqua Holdings Corp.	35,922
443	Union Bankshares Corp.	17,069
248	Union Bankshares, Inc.	13,181
477	United Bankshares, Inc.	17,339
776	Unity Bancorp, Inc.	17,770
1,796	Valley National Bancorp	20,205
323	Washington Trust Bancorp, Inc.	17,862
652	Webster Financial Corp.	38,442
1,028	WesBanco, Inc.	45,828
901	West Bancorporation, Inc.	21,174
1,071	Western Alliance Bancorp (a)	60,929
852	Wintrust Financial Corp.	72,369
1,851	Zions Bancorporation (b)	92,828

		3,335,598

	Beverages - 0.33%
220	Boston Beer Co., Inc. - Class A (a)	63,250
15,567	Castle Brands, Inc. (a)	16,657
5,255	Celsius Holdings, Inc. (a)(b)	21,177
142	Coca-Cola Bottling Co.	25,884
262	MGP Ingredients, Inc.	20,693
405	National Beverage Corp. (a)	47,231
988	Primo Water Corp. (a)	17,833

		212,725

	Biotechnology - 3.54%
2,543	Acorda Therapeutics, Inc. (a)	49,970
2,535	ADMA Biologics, Inc. (a)	15,742
3,115	Adverum Biotechnologies, Inc. (a)	18,846
1,727	Aeglea BioTherapeutics, Inc. (a)	16,527
1,164	Alkermes PLC (a)	49,400
2,238	AMAG Pharmaceuticals, Inc. (a)(b)	44,760
182	AnaptysBio, Inc. (a)	18,158
1,421	Arbutus Biopharma Corp. (a)	13,428
360	Arena Pharmaceuticals, Inc. (a)	16,567
3,527	ArQule, Inc. (a)	19,963
1,321	Arrowhead Pharmaceuticals, Inc. (a)	25,324
432	Atara Biotherapeutics, Inc. (a)	17,863
2,101	Avid Bioservices, Inc. (a)	14,413
235	Bluebird Bio, Inc. (a)	34,310
991	CareDx, Inc. (a)	28,590
3,010	CASI Pharmaceuticals, Inc. (a)	14,057
1,673	Catalyst Biosciences, Inc. (a)	18,035
442	Celcuity, Inc. (a)	12,712
904	Cellular Biomedicine Group, Inc. (a)	16,408
2,432	Concert Pharmaceuticals, Inc. (a)	36,091
1,094	CytomX Therapeutics, Inc. (a)	20,239
896	Dicerna Pharmaceuticals, Inc. (a)	13,673
724	Eagle Pharmaceuticals, Inc. (a)	50,195
729	Emergent BioSolutions, Inc. (a)	47,990
196	Enanta Pharmaceuticals, Inc. (a)	16,750
563	Exact Sciences Corp. (a)	44,432
1,434	Exelixis, Inc. (a)	25,410
1,548	Fate Therapeutics, Inc. (a)	25,217
322	FibroGen, Inc. (a)	19,561
248	G1 Therapeutics, Inc. (a)	12,968
984	Genomic Health, Inc. (a)	69,096
3,380	Geron Corp. (a)(b)	5,949
453	Global Blood Therapeutics, Inc. (a)(b)	17,214
6,856	GTx, Inc. (a)	10,764

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Biotechnology (Continued)
892	Halozyme Therapeutics, Inc. (a)	$16,208
408	Heron Therapeutics, Inc. (a)	12,913
2,358	ImmunoGen, Inc. (a)	22,330
2,007	Immunomedics, Inc. (a)(b)	41,806
1,690	Insys Therapeutics, Inc. (a)(b)	17,035
108	Intercept Pharmaceuticals, Inc. (a)	13,647
764	Invitae Corp. (a)	12,782
580	Ionis Pharmaceuticals, Inc. (a)	29,916
1,114	Iovance Biotherapeutics, Inc. (a)	12,532
1,008	Karyopharm Therapeutics, Inc. (a)	17,166
1,343	Kindred Biosciences, Inc. (a)	18,735
800	Kura Oncology, Inc. (a)	14,000
139	Ligand Pharmaceuticals, Inc. - Class B (a)	38,154
184	Loxo Oncology, Inc. (a)(b)	31,433
92	Madrigal Pharmaceuticals, Inc. (a)	19,700
1,412	MediciNova, Inc. (a)	17,636
11,310	MiMedx Group, Inc. (a)(b)	69,896
241	Mirati Therapeutics, Inc. (a)	11,351
570	Momenta Pharmaceuticals, Inc. (a)	14,991
2,389	Myriad Genetics, Inc. (a)	109,894
2,235	Natera, Inc. (a)	53,506
425	Neurocrine Biosciences, Inc. (a)	52,254
59,386	Palatin Technologies, Inc. (a)	59,238
5,386	Pieris Pharmaceuticals, Inc. (a)	30,162
369	PTC Therapeutics, Inc. (a)	17,343
2,312	Recro Pharma, Inc. (a)	16,438
234	REGENXBIO, Inc. (a)	17,667
232	Repligen Corp. (a)	12,867
868	Rocket Pharmaceuticals, Inc. (a)	21,370
299	Sarepta Therapeutics, Inc. (a)	48,291
1,149	Savara, Inc. (a)	12,823
782	Seattle Genetics, Inc. (a)	60,308
989	Selecta Biosciences, Inc. (a)	15,379
3,037	Sorrento Therapeutics, Inc. (a)(b)	13,363
1,010	Spectrum Pharmaceuticals, Inc. (a)	16,968
163	Ultragenyx Pharmaceutical, Inc. (a)	12,443
1,200	United Therapeutics Corp. (a)	153,456
1,290	Vanda Pharmaceuticals, Inc. (a)	29,606
2,390	Veracyte, Inc. (a)	22,825
1,597	Verastem, Inc. (a)	11,578
3,438	Vericel Corp. (a)	48,648
1,144	Viking Therapeutics, Inc. (a)	19,928
805	Voyager Therapeutics, Inc. (a)	15,231
459	Xencor, Inc. (a)	17,887
2,695	XOMA Corp. (a)	47,351
2,017	Zafgen, Inc. (a)	23,579

		2,253,256

	Building Products - 1.42%
1,860	A. O. Smith Corp.	99,268
727	AAON, Inc.	27,481
599	Advanced Drainage Systems, Inc.	18,509
794	Allegion PLC	71,913
173	American Woodmark Corp. (a)	13,572
477	Apogee Enterprises, Inc.	19,710
865	Armstrong Flooring, Inc. (a)	15,656
777	Armstrong World Industries, Inc. (a)	54,079
1,941	Builders FirstSource, Inc. (a)	28,494
780	Continental Building Products, Inc. (a)	29,289
338	CSW Industrials, Inc. (a)	18,151

Number of Shares		Value
	Building Products (Continued)
1,318	Fortune Brands Home & Security, Inc.	$69,010
504	Insteel Industries, Inc.	18,084
623	JELD-WEN Holding, Inc. (a)	15,363
393	Lennox International, Inc.	85,831
233	Masonite International Corp. (a)	14,935
1,480	NCI Building Systems, Inc. (a)	22,422
982	Owens Corning, Inc.	53,293
311	Patrick Industries, Inc. (a)	18,411
672	PGT Innovations, Inc. (a)	14,515
867	Quanex Building Products Corp.	15,779
502	Simpson Manufacturing Co., Inc.	36,375
1,024	Trex Co., Inc. (a)	78,828
807	Universal Forest Products, Inc.	28,511
835	USG Corp. (a)	36,164

		903,643

	Capital Markets - 1.92%
1,629	Artisan Partners Asset Management, Inc. - Class A	52,780
192	Ashford, Inc. (a)	14,567
896	B. Riley Financial, Inc.	20,294
1,578	Blucora, Inc. (a)	63,515
573	Cohen & Steers, Inc.	23,270
106	Diamond Hill Investment Group, Inc.	17,531
1,353	Eaton Vance Corp.	71,114
643	Evercore Partners, Inc. - Class A	64,654
539	FactSet Research Systems, Inc. (b)	120,580
1,410	Federated Investors, Inc. - Class B	34,009
672	Greenhill & Co., Inc.	17,707
582	Hamilton Lane, Inc.	25,771
748	Houlihan Lokey, Inc.	33,608
372	INTL. FCStone, Inc. (a)	17,975
1,871	Lazard, Ltd. - Class A	90,051
732	Legg Mason, Inc.	22,860
1,302	LPL Financial Holdings, Inc.	83,992
363	MarketAxess Holdings, Inc.	64,792
743	Moelis & Co. - Class A	40,716
478	Morningstar, Inc.	60,180
705	Oppenheimer Holdings, Inc. - Class A	22,278
206	Piper Jaffray Cos.	15,728
376	PJT Partners, Inc. - Class A	19,684
2,329	Pzena Investment Management, Inc. - Class A	22,219
1,551	SEI Investments Co.	94,766
1,873	Siebert Financial Corp. (a)(b)	27,439
934	Virtu Financial, Inc. - Class A	19,100
1,568	Waddell & Reed Financial, Inc. - Class A	33,210
258	Westwood Holdings Group, Inc.	13,349
1,631	WisdomTree Investments, Inc.	13,831

		1,221,570

	Chemicals - 1.62%
507	AdvanSix, Inc. (a)	17,213
2,035	AgroFresh Solutions, Inc. (a)	12,678
831	American Vanguard Corp.	14,958
358	Ashland Global Holdings, Inc.	30,022
1,344	Axalta Coating Systems, Ltd. (a)	39,191
184	Balchem Corp.	20,625
379	Cabot Corp.	23,771
1,971	CF Industries Holdings, Inc.	107,301
222	Chase Corp.	26,673
858	FutureFuel Corp.	15,907
305	H.B. Fuller Co.	15,759

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
312	Hawkins, Inc.	$12,932
2,022	Huntsman Corp.	55,059
828	Ingevity Corp. (a)	84,357
4,850	Intrepid Potash, Inc. (a)	17,412
488	KMG Chemicals, Inc.	36,873
595	Kraton Corp. (a)	28,054
191	Minerals Technologies, Inc.	12,912
81	NewMarket Corp.	32,846
1,503	Olin Corp.	38,597
2,853	Platform Specialty Products Corp. (a)	35,577
799	PolyOne Corp.	34,932
196	Quaker Chemical Corp.	39,633
1,320	Rayonier Advanced Materials, Inc.	24,328
1,084	RPM International, Inc.	70,395
279	Stepan Co.	24,276
1,124	The Chemours Co.	44,331
210	The Scotts Miracle-Gro Co. - Class A	16,533
752	Trinseo SA	58,882
1,089	Tronox, Ltd. - Class A	13,014
1,393	Valvoline, Inc.	29,963

		1,035,004

	Commercial Services & Supplies - 1.80%
384	ABM Industries, Inc.	12,384
2,731	ACCO Brands Corp.	30,860
732	Advanced Disposal Services, Inc. (a)	19,823
858	Avery Dennison Corp.	92,964
243	Barrett Business Services, Inc.	16,228
1,008	Casella Waste Systems, Inc. - Class A (a)	31,308
470	Cimpress NV (a)	64,207
216	Clean Harbors, Inc. (a)	15,461
629	Comfort Systems USA, Inc.	35,476
1,061	Covanta Holding Corp.	17,241
646	Deluxe Corp.	36,783
1,376	Essendant, Inc.	17,640
681	Healthcare Services Group, Inc.	27,662
868	Heritage-Crystal Clean, Inc. (a)	18,532
1,750	Herman Miller, Inc.	67,200
813	HNI Corp.	35,967
857	Interface, Inc.	20,011
895	KAR Auction Services, Inc.	53,423
4,551	Kimball International, Inc. - Class B	76,229
814	Knoll, Inc.	19,088
298	McGrath RentCorp	16,232
379	Mobile Mini, Inc.	16,619
476	MSA Safety, Inc.	50,665
2,371	Pitney Bowes, Inc.	16,787
641	Quad/Graphics, Inc.	13,358
1,520	Rollins, Inc.	92,249
415	SP Plus Corp. (a)	15,148
2,012	Steelcase, Inc. - Class A	37,222
379	Stericycle, Inc. (a)	22,240
2,013	Sykes Enterprises, Inc. (a)	61,376
897	Team, Inc. (a)(b)	20,183
568	Tetra Tech, Inc.	38,794
370	The Brinks Co.	25,808
177	US Ecology, Inc.	13,054

		1,148,222

Number of Shares		Value
	Communications Equipment - 1.05%
848	ADTRAN, Inc.	$14,967
557	Applied Optoelectronics, Inc. (a)(b)	13,736
2,169	ARRIS International PLC (a)	56,372
2,729	Calix, Inc. (a)	22,105
973	Casa Systems, Inc. (a)	14,352
1,376	Ciena Corp. (a)	42,986
1,147	Clearfield, Inc. (a)	15,427
1,893	CommScope Holding Co., Inc. (a)	58,229
494	Comtech Telecommunications Corp.	17,917
1,823	DASAN Zhone Solutions, Inc. (a)	25,868
2,114	Digi International, Inc. (a)	28,433
527	EchoStar Corp. - Class A (a)	24,437
7,657	Extreme Networks, Inc. (a)	41,960
2,338	Harmonic, Inc. (a)	12,859
500	InterDigital, Inc.	40,000
1,623	KVH Industries, Inc. (a)	21,261
368	Lumentum Holdings, Inc. (a)	22,062
460	NETGEAR, Inc. (a)	28,911
1,520	NetScout Systems, Inc. (a)	38,380
1,515	Oclaro, Inc. (a)	13,544
344	Plantronics, Inc.	20,743
1,248	Quantenna Communications, Inc. (a)	23,026
3,650	Ribbon Communications, Inc. (a)	24,930
339	Ubiquiti Networks, Inc. (b)	33,514
201	ViaSat, Inc. (a)	12,854

		668,873

	Construction & Engineering - 0.62%
957	AECOM (a)	31,256
892	Aegion Corp. (a)	22,639
1,005	Ameresco, Inc. (a)	13,718
203	Dycom Industries, Inc. (a)	17,174
423	EMCOR Group, Inc.	31,771
844	Fluor Corp.	49,036
896	IES Holdings, Inc. (a)	17,472
662	Jacobs Engineering Group, Inc.	50,643
1,513	KBR, Inc.	31,970
304	MasTec, Inc. (a)	13,574
500	NV5 Global, Inc. (a)	43,350
2,495	Orion Group Holdings, Inc. (a)	18,837
765	Quanta Services, Inc. (a)	25,536
892	Tutor Perini Corp. (a)	16,770
761	Willscot Corp. (a)(b)	13,051

		396,797

	Construction Materials - 0.05%
211	Eagle Materials, Inc.	17,986
278	US Concrete, Inc. (a)	12,746

		30,732

	Consumer Finance - 0.97%
203	Credit Acceptance Corp. (a)(b)	88,928
1,039	Curo Group Holdings Corp. (a)	31,409
1,500	Elevate Credit, Inc. (a)	12,090
2,599	Enova International, Inc. (a)	74,851
1,290	EZCORP, Inc. - Class A (a)	13,803
395	FirstCash, Inc.	32,390
427	Green Dot Corp. - Class A (a)	37,926
3,776	Navient Corp.	50,900
510	Nelnet, Inc. - Class A	29,157
535	OneMain Holdings, Inc. (a)	17,981

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Consumer Finance (Continued)
648	PRA Group, Inc. (a)	$23,328
2,519	Regional Management Corp. (a)	72,623
3,790	Santander Consumer USA Holdings, Inc.	75,952
5,225	SLM Corp. (a)	58,259

		619,597

	Containers & Packaging - 0.60%
308	AptarGroup, Inc.	33,184
1,101	Berry Plastics Group, Inc. (a)	53,277
314	Greif, Inc. - Class A	16,849
2,215	Myers Industries, Inc.	51,499
1,321	Owens-Illinois, Inc. (a)	24,821
949	Packaging Corp. of America	104,096
1,158	Sealed Air Corp.	46,494
776	Silgan Holdings, Inc.	21,573
572	Sonoco Products Co.	31,746

		383,539

	Distributors - 0.10%
1,025	Core-Mark Holding Co., Inc.	34,809
1,326	Funko, Inc. (a)	31,413

		66,222

	Diversified Consumer Services - 1.79%
2,044	Adtalem Global Education, Inc. (a)	98,521
1,527	American Public Education, Inc. (a)	50,467
303	Bright Horizons Family Solutions, Inc. (a)	35,705
3,846	Cambium Learning Group, Inc. (a)	45,537
3,491	Career Education Corp. (a)	52,121
674	Carriage Services, Inc.	14,525
2,460	Chegg, Inc. (a)	69,938
87	Graham Holdings Co. - Class B	50,399
638	Grand Canyon Education, Inc. (a)	71,966
4,372	H&R Block, Inc.	112,579
1,275	Hillenbrand, Inc.	66,682
3,657	Houghton Mifflin Harcourt Co. (a)	25,599
2,317	K12, Inc. (a)	41,011
321	Matthews International Corp. - Class A	16,098
2,606	Regis Corp. (a)	53,240
746	Service Corp. International	32,973
1,055	ServiceMaster Global Holdings, Inc. (a)	65,442
751	Sotheby’s - Class A (a)	36,942
934	Strategic Education, Inc.	127,986
1,024	Weight Watchers International, Inc. (a)	73,718

		1,141,449

	Diversified Financial Services - 0.21%
684	Cannae Holdings, Inc. (a)	14,330
707	Encore Capital Group, Inc. (a)(b)	25,346
1,791	On Deck Capital, Inc. (a)	13,558
831	Voya Financial, Inc.	41,275
361	World Acceptance Corp. (a)	41,284

		135,793

	Diversified Telecommunication Services - 0.38%
351	Cogent Communications Holdings, Inc.	19,586
3,367	Frontier Communications Corp.	21,852
570	Intelsat SA (a)	17,100
658	Iridium Communications, Inc. (a)	14,805
2,159	Ooma, Inc. (a)	35,840
6,705	Vonage Holdings Corp. (a)	94,943
3,056	Windstream Holdings, Inc. (a)	14,974

Number of Shares		Value
	Diversified Telecommunication Services (Continued)
649	Zayo Group Holdings, Inc. (a)	$22,533

		241,633

	Electric Utilities - 0.35%
446	ALLETE, Inc.	33,454
280	El Paso Electric Co.	16,016
718	Hawaiian Electric Industries, Inc.	25,554
307	IDACORP, Inc.	30,464
943	OGE Energy Corp.	34,250
353	Pinnacle West Capital Corp.	27,951
520	Portland General Electric Co.	23,717
3,618	Spark Energy, Inc. - Class A (b)	29,848

		221,254

	Electrical Equipment - 0.96%
437	Acuity Brands, Inc.	68,696
510	Allied Motion Technologies, Inc.	27,759
831	Atkore International Group, Inc. (a)	22,047
344	Belden, Inc.	24,565
662	Brady Corp. - Class A	28,963
253	EnerSys	22,044
3,041	Enphase Energy, Inc. (a)	14,749
524	Franklin Electric Co., Inc.	24,759
583	Generac Holdings, Inc. (a)	32,887
993	GrafTech International, Ltd.	19,373
327	Hubbell, Inc.	43,677
527	II-VI, Inc. (a)	24,927
1,048	nVent Electric PLC	28,464
287	Preformed Line Products Co.	20,170
450	Regal Beloit Corp.	37,103
1,068	Sensata Technologies Holding PLC (a)	52,919
1,342	Sunrun, Inc. (a)	16,695
494	Thermon Group Holdings, Inc. (a)	12,735
1,499	Vicor Corp. (a)	68,954
229	Woodward Governor Co.	18,517

		610,003

	Electronic Equipment, Instruments & Components - 2.83%
842	Anixter International, Inc. (a)	59,193
891	Arlo Technologies, Inc. (a)(b)	12,928
516	Arrow Electronics, Inc. (a)	38,039
609	Avnet, Inc.	27,265
1,250	AVX Corp.	22,562
654	Bel Fuse, Inc. - Class B	17,331
1,066	Benchmark Electronics, Inc.	24,944
1,881	CDW Corp.	167,258
1,526	Cognex Corp.	85,181
183	Coherent, Inc. (a)	31,511
1,716	Control4 Corp. (a)	58,910
508	CTS Corp.	17,424
2,185	Daktronics, Inc.	17,130
571	Dolby Laboratories, Inc. - Class A	39,953
2,170	Electro Scientific Industries, Inc. (a)	37,866
506	Fabrinet (a)	23,408
394	FARO Technologies, Inc. (a)	25,354
3,074	Fitbit, Inc. - Class A (a)	16,446
1,161	FLIR Systems, Inc.	71,367
428	Insight Enterprises, Inc. (a)	23,151
3,876	Iteris, Inc. (a)	20,853
503	Itron, Inc. (a)	32,293
532	Jabil, Inc.	14,407

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
1,312	KEMET Corp. (a)	$24,338
1,545	Keysight Technologies, Inc. (a)	102,403
867	Kimball Electronics, Inc. (a)	17,037
1,326	Knowles Corp. (a)	22,038
107	Littelfuse, Inc.	21,174
95	Mesa Laboratories, Inc.	17,634
519	Methode Electronics, Inc.	18,788
295	MTS Systems Corp.	16,151
1,714	Napco Security Technologies, Inc. (a)	25,624
1,509	National Instruments Corp.	72,930
501	Novanta, Inc. (a)	34,268
244	OSI Systems, Inc. (a)	18,620
1,123	PAR Technology Corp. (a)	24,953
926	PC Connection, Inc.	36,012
474	Plexus Corp. (a)	27,734
166	Rogers Corp. (a)	24,455
1,146	Sanmina Corp. (a)	31,630
544	ScanSource, Inc. (a)	21,706
278	SYNNEX Corp.	23,547
347	Tech Data Corp. (a)	24,835
2,242	Trimble, Inc. (a)	97,437
1,874	TTM Technologies, Inc. (a)	29,815
1,951	Vishay Intertechnology, Inc.	39,703
493	Vishay Precision Group, Inc. (a)	18,438
733	Zebra Technologies Corp. - Class A (a)	129,616

		1,805,660

	Energy Equipment & Services - 1.14%
471	Apergy Corp. (a)	20,517
1,399	Basic Energy Services, Inc. (a)	13,976
342	Cactus, Inc. (a)	13,092
2,641	Dawson Geophysical Co. (a)	16,348
1,787	Diamond Offshore Drilling, Inc. (a)(b)	35,740
341	Dril-Quip, Inc. (a)	17,817
2,604	FTS International, Inc. (a)	30,701
1,577	Helix Energy Solutions Group, Inc. (a)	15,581
492	Helmerich & Payne, Inc.	33,835
1,152	ION Geophysical Corp. (a)	17,914
1	KLX Energy Services Holdings, Inc. (a)	6
596	Liberty Oilfield Services, Inc.	12,856
1,173	Mammoth Energy Services, Inc.	34,134
1,952	Matrix Service Co. (a)	48,117
1,553	McDermott International, Inc. (a)	28,622
1,671	Newpark Resources, Inc. (a)	17,295
5,098	Noble Corp. PLC (a)	35,839
860	Ocean Rig UDW, Inc. (a)	29,773
1,099	Oceaneering International, Inc. (a)	30,332
639	Oil States International, Inc. (a)	21,215
4,287	Pioneer Energy Services Corp. (a)	12,647
8,517	Profire Energy, Inc. (a)	27,169
1,191	RigNet, Inc. (a)	24,237
1,746	Rowan Cos., Inc. - Class A (a)	32,877
1,003	RPC, Inc. (b)	15,527
330	Seacor Holdings, Inc. (a)	16,305
624	SEACOR Marine Holdings, Inc. (a)	14,121
4,142	TETRA Technologies, Inc. (a)	18,680
412	Tidewater, Inc. (a)	12,850
5,532	Transocean, Ltd. (a)(b)	77,171

		725,294

Number of Shares		Value
	Entertainment - 0.61%
688	AMC Entertainment Holdings, Inc. - Class A (b)	$14,104
1,376	Eros International PLC (a)	16,581
4,166	Glu Mobile, Inc. (a)	31,037
866	Lions Gate Entertainment Corp. - Class A	21,122
751	Lions Gate Entertainment Corp. - Class B	17,498
1,506	Live Nation Entertainment, Inc. (a)	82,032
3,344	Pandora Media, Inc. (a)(b)	31,801
2,667	Rosetta Stone, Inc. (a)	53,046
93	The Madison Square Garden Co. - Class A (a)	29,325
329	The Marcus Corp.	13,834
641	World Wrestling Entertainment, Inc. - Class A	62,004
3,683	Zynga, Inc. - Class A (a)	14,769

		387,153

	Food & Staples Retailing - 1.03%
896	BJ’s Wholesale Club Holdings, Inc. (a)	23,995
532	Casey’s General Stores, Inc.	68,687
1,791	Diplomat Pharmacy, Inc. (a)	34,763
1,090	Ingles Markets, Inc. - Class A	37,332
2,198	Natural Grocers by Vitamin Cottage, Inc. (a)	37,124
1,597	Performance Food Group Co. (a)	53,180
186	PriceSmart, Inc.	15,057
15,276	Rite Aid Corp. (a)	19,553
1,656	SpartanNash Co.	33,219
1,988	Sprouts Farmers Market, Inc. (a)	54,491
757	SUPERVALU, Inc. (a)	24,391
1,314	The Chefs’ Warehouse, Inc. (a)	47,764
883	United Natural Foods, Inc. (a)	26,446
3,185	US Foods Holding Corp. (a)	98,162
1,158	Village Super Market, Inc. - Class A	31,498
1,093	Weis Markets, Inc.	47,436

		653,098

	Food Products - 1.09%
188	Calavo Growers, Inc.	18,161
349	Cal-Maine Foods, Inc.	16,857
1,576	Darling International, Inc. (a)	30,448
5,105	Dean Foods Co.	36,246
1,330	Farmer Brothers Co. (a)	35,112
2,828	Flowers Foods, Inc.	52,770
612	Fresh Del Monte Produce, Inc.	20,741
1,758	Freshpet, Inc. (a)(b)	64,519
1,124	Hostess Brands, Inc. (a)	12,443
647	Ingredion, Inc.	67,909
160	J&J Snack Foods Corp.	24,142
181	John B. Sanfilippo & Son, Inc.	12,920
1,157	Lamb Weston Holdings, Inc.	77,056
169	Lancaster Colony Corp.	25,216
814	Pilgrim’s Pride Corp. (a)	14,725
735	Pinnacle Foods, Inc.	47,635
384	Post Holdings, Inc. (a)	37,647
319	Sanderson Farms, Inc. (b)	32,975
415	Seneca Foods Corp. - Class A (a)	13,986
723	Simply Good Foods Co. (a)	14,062
550	The Hain Celestial Group, Inc. (a)	14,916
555	TreeHouse Foods, Inc. (a)(b)	26,557

		697,043

	Gas Utilities - 0.36%
414	Atmos Energy Corp.	38,878
365	National Fuel Gas Co.	20,462

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Gas Utilities (Continued)
378	New Jersey Resources Corp.	$17,426
340	ONE Gas, Inc.	27,975
209	Spire, Inc.	15,372
1,985	UGI Corp.	110,128

		230,241

	Health Care Equipment & Supplies - 4.53%
4,669	Accuray, Inc. (a)	21,011
1,268	AngioDynamics, Inc. (a)	27,566
405	Anika Therapeutics, Inc. (a)	17,083
5,550	Antares Pharma, Inc. (a)	18,648
886	AtriCure, Inc. (a)	31,037
59	Atrion Corp.	40,993
445	Avanos Medical, Inc. (a)	30,483
1,754	AxoGen, Inc. (a)	64,635
455	Cantel Medical Corp.	41,887
1,253	Cardiovascular Systems, Inc. (a)	49,042
2,558	Cerus Corp. (a)	18,443
304	CONMED Corp.	24,083
422	CryoLife, Inc. (a)	14,854
1,251	CryoPort, Inc. (a)(b)	16,025
1,762	Cutera, Inc. (a)	57,353
1,114	CytoSorbents Corp. (a)	14,371
1,099	DexCom, Inc. (a)	157,201
599	FONAR Corp. (a)	14,915
858	Glaukos Corp. (a)	55,684
2,053	Globus Medical, Inc. - Class A (a)	116,528
776	Haemonetics Corp. (a)	88,914
631	Heska Corp. (a)	71,499
720	Hill-Rom Holdings, Inc.	67,968
155	ICU Medical, Inc. (a)	43,826
510	Inogen, Inc. (a)	124,501
691	Insulet Corp. (a)	73,212
750	Integer Holdings Corp. (a)	62,213
593	Integra LifeSciences Holdings Corp. (a)	39,061
568	IntriCon Corp. (a)	31,922
901	iRadimed Corp. (a)	33,472
506	iRhythm Technologies, Inc. (a)	47,898
820	K2M Group Holdings, Inc. (a)	22,443
1,876	Lantheus Holdings, Inc. (a)	28,046
1,427	LeMaitre Vascular, Inc.	55,282
283	LivaNova PLC (a)	35,084
631	Masimo Corp. (a)	78,585
1,166	Meridian Bioscience, Inc.	17,373
423	Merit Medical Systems, Inc. (a)	25,993
451	Natus Medical, Inc. (a)	16,078
382	Neogen Corp. (a)	27,325
768	Neuronetics, Inc. (a)	24,622
949	Novocure, Ltd. (a)	49,728
1,082	NuVasive, Inc. (a)	76,800
577	Nuvectra Corp. (a)	12,683
1,161	NxStage Medical, Inc. (a)	32,380
1,229	OraSure Technologies, Inc. (a)	18,988
758	Orthofix Medical, Inc. (a)	43,820
443	OrthoPediatrics Corp. (a)	16,232
1,134	Oxford Immunotec Global PLC (a)	18,405
384	Penumbra, Inc. (a)	57,485
453	Quidel Corp. (a)	29,522
4,041	RTI Surgical, Inc. (a)	18,185
1,422	SeaSpine Holdings Corp. (a)	22,126

Number of Shares		Value
	Health Care Equipment & Supplies (Continued)
623	Sientra, Inc. (a)	$14,877
2,583	STAAR Surgical Co. (a)	123,984
576	STERIS PLC	65,894
516	SurModics, Inc. (a)	38,519
1,630	Tactile Systems Technology, Inc. (a)(b)	115,812
1,260	Tandem Diabetes Care, Inc. (a)	53,978
330	The Cooper Cos., Inc.	91,460
3,619	TransEnterix, Inc. (a)(b)	20,990
146	Utah Medical Products, Inc.	13,753
834	Varex Imaging Corp. (a)	23,902
527	West Pharmaceutical Services, Inc.	65,069
563	Wright Medical Group NV (a)	16,338

		2,888,089

	Health Care Providers & Services - 2.89%
662	Acadia Healthcare Co., Inc. (a)	23,302
555	Addus HomeCare Corp. (a)	38,933
925	Amedisys, Inc. (a)(b)	115,588
855	American Renal Associates Holdings, Inc. (a)	18,511
1,069	AMN Healthcare Services, Inc. (a)	58,474
717	Apollo Medical Holdings, Inc. (a)(b)	15,824
8,380	BioScrip, Inc. (a)	25,978
1,015	BioTelemetry, Inc. (a)	65,417
2,567	Brookdale Senior Living, Inc. (a)	25,234
1,522	Capital Senior Living Corp. (a)	14,368
234	Chemed Corp.	74,782
1,001	Civitas Solutions, Inc. (a)	14,765
359	CorVel Corp. (a)	21,630
5,394	Cross Country Healthcare, Inc. (a)	47,090
1,150	Encompass Health Corp.	89,642
1,418	Envision Healthcare Corp. (a)	64,845
592	HealthEquity, Inc. (a)	55,891
534	HMS Holdings Corp. (a)	17,520
437	LHC Group, Inc. (a)	45,007
432	LifePoint Health, Inc. (a)	27,821
514	Magellan Health Services, Inc. (a)	37,034
882	MEDNAX, Inc. (a)	41,154
1,059	Molina Healthcare, Inc. (a)	157,473
334	National HealthCare Corp.	25,174
1,763	National Research Corp. - Class A	68,052
1,531	Owens & Minor, Inc.	25,292
682	Patterson Cos., Inc. (b)	16,675
1,108	PerkinElmer, Inc.	107,775
310	PetIQ, Inc. (a)	12,186
503	Premier, Inc. - Class A (a)	23,027
192	Providence Service Corp. (a)	12,918
3,496	R1 RCM, Inc. (a)	35,519
5,556	RadNet, Inc. (a)	83,618
1,287	Select Medical Holdings Corp. (a)	23,681
1,686	Surgery Partners, Inc. (a)	27,819
898	The Ensign Group, Inc.	34,052
590	Tivity Health, Inc. (a)	18,968
1,845	Triple-S Management Corp. - Class B (a)	34,852
518	Trupanion, Inc. (a)	18,508
123	US Physical Therapy, Inc.	14,588
508	WellCare Health Plans, Inc. (a)	162,809

		1,841,796

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Technology - 0.86%
2,306	Allscripts Healthcare Solutions, Inc. (a)	$32,860
354	athenahealth, Inc. (a)	47,294
615	Computer Programs & Systems, Inc.	16,513
465	Evolent Health, Inc. - Class A (a)	13,206
477	Inspire Medical Systems, Inc. (a)	20,072
532	Medidata Solutions, Inc. (a)	39,001
5,284	NextGen Healthcare, Inc. (a)	106,103
389	Omnicell, Inc. (a)	27,969
1,387	Simulations Plus, Inc.	28,017
388	Tabula Rasa HealthCare, Inc. (a)	31,502
453	Teladoc Health, Inc. (a)	39,117
1,027	Veeva Systems, Inc. - Class A (a)	111,809
958	Vocera Communications, Inc. (a)	35,044

		548,507

	Hotels, Restaurants & Leisure - 2.71%
1,029	Aramark	44,268
2,504	BBX Capital Corp.	18,580
79	Biglari Holdings, Inc. - Class B (a)	14,327
193	BJ’s Restaurants, Inc.	13,935
678	Bloomin’ Brands, Inc.	13,418
1,093	Bluegreen Vacations Corp.	19,554
1,175	Bojangles’, Inc. (a)	18,447
1,048	Boyd Gaming Corp.	35,475
1,253	Brinker International, Inc.	58,553
3,135	Callaway Golf Co.	76,149
2,607	Century Casinos, Inc. (a)	19,448
504	Cheesecake Factory, Inc.	26,984
990	Choice Hotels International, Inc.	82,467
187	Churchill Downs, Inc.	51,930
606	Chuy’s Holdings, Inc. (a)	15,908
100	Cracker Barrel Old Country Store, Inc. (b)	14,713
258	Dave & Buster’s Entertainment, Inc.	17,085
1,351	Del Taco Restaurants, Inc. (a)	15,955
1,622	Denny’s Corp. (a)	23,876
177	Dine Brands Global, Inc.	14,392
559	Domino’s Pizza, Inc.	164,793
2,597	Drive Shack, Inc. (a)	15,478
428	Dunkin’ Brands Group, Inc.	31,552
1,638	El Pollo Loco Holdings, Inc. (a)	20,557
668	Eldorado Resorts, Inc. (a)	32,465
1,475	Extended Stay America, Inc.	29,839
843	Fiesta Restaurant Group, Inc. (a)	22,550
440	Hyatt Hotels Corp. - Class A	35,020
415	International Speedway Corp. - Class A	18,177
1,482	J Alexander’s Holdings, Inc. (a)	17,636
252	Jack in the Box, Inc.	21,125
929	Lindblad Expeditions Holdings, Inc. (a)	13,814
331	Marriott Vacations Worldwide Corp.	37,004
405	Monarch Casino & Resort, Inc. (a)	18,407
274	Nathan’s Famous, Inc.	22,578
1,514	Noodles & Co. - Class A (a)	18,319
530	Papa John’s International, Inc. (b)	27,178
1,180	Penn National Gaming, Inc. (a)(b)	38,846
1,363	Pinnacle Entertainment, Inc. (a)	45,919
518	Planet Fitness, Inc. - Class A (a)	27,988
2,910	Potbelly Corp. (a)	35,793
481	RCI Hospitality Holdings, Inc.	14,242
1,064	Red Lion Hotels Corp. (a)	13,300
422	Red Robin Gourmet Burgers, Inc. (a)	16,943

Number of Shares		Value
	Hotels, Restaurants & Leisure (Continued)
514	Red Rock Resorts, Inc.	$13,698
1,273	Ruth’s Hospitality Group, Inc.	40,163
529	SeaWorld Entertainment, Inc. (a)	16,626
289	Shake Shack, Inc. (a)	18,210
271	Six Flags Entertainment Corp. (b)	18,921
715	Sonic Corp.	30,988
745	Speedway Motorsports, Inc.	13,298
400	Texas Roadhouse, Inc.	27,716
736	The Wendy’s Co.	12,615
2,837	Town Sports International Holdings, Inc. (a)	24,540
203	Vail Resorts, Inc.	55,707
703	Wingstop, Inc. (b)	47,994
593	Wyndham Destinations, Inc.	25,712
854	Wyndham Hotels & Resorts, Inc.	47,457

		1,728,632

	Household Durables - 1.41%
906	AV Homes, Inc. (a)	18,120
1,227	Bassett Furniture Industries, Inc.	26,074
1,217	Beazer Homes USA, Inc. (a)	12,778
75	Cavco Industries, Inc. (a)	18,975
1,142	Ethan Allen Interiors, Inc.	23,696
3,118	GoPro, Inc. - Class A (a)	22,450
2,156	Green Brick Partners, Inc. (a)	21,776
747	Hamilton Beach Brands Holding Co.	16,389
273	Helen of Troy, Ltd. (a)	35,736
676	Hooker Furniture Corp.	22,849
9,989	Hovnanian Enterprises, Inc. - Class A (a)	15,982
412	Installed Building Products, Inc. (a)	16,068
480	iRobot Corp. (a)	52,762
1,716	KB Home	41,029
953	La-Z-Boy, Inc.	30,115
521	Lovesac Co. (a)	13,015
145	National Presto Industries, Inc.	18,799
38	NVR, Inc. (a)	93,890
2,241	PulteGroup, Inc.	55,510
2,606	Purple Innovation, Inc. (a)(b)	15,115
652	Roku, Inc. (a)(b)	47,616
712	Skyline Champion Corp.	20,342
728	Taylor Morrison Home Corp. - Class A (a)	13,133
527	Tempur Sealy International, Inc. (a)(b)	27,878
1,323	Toll Brothers, Inc.	43,699
329	TopBuild Corp. (a)	18,694
1,636	TRI Pointe Group, Inc. (a)	20,286
973	Tupperware Brands Corp.	32,547
1,728	Turtle Beach Corp. (a)	34,456
400	Universal Electronics, Inc. (a)	15,740
838	William Lyon Homes (a)	13,316
2,710	ZAGG, Inc. (a)	39,972

		898,807

	Household Products - 0.31%
537	Central Garden & Pet Co. (a)	19,353
653	Central Garden & Pet Co. - Class A (a)	21,640
568	Energizer Holdings, Inc.	33,313
437	Oil-Dri Corp. of America	16,851
387	Spectrum Brands Holdings, Inc.	28,917
438	WD-40 Co.	75,380

		195,454

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Independent Power and Renewable Electricity Producers - 0.69%
18,511	Atlantic Power Corp. (a)	$40,724
2,258	Clearway Energy, Inc. - Class A	42,992
2,316	Clearway Energy, Inc. - Class C	44,583
3,684	NRG Energy, Inc.	137,782
6,962	Vistra Energy Corp. (a)	173,215

		439,296

	Industrial Conglomerates - 0.17%
276	Carlisle Companies, Inc.	33,617
523	Otter Tail Corp.	25,052
467	Raven Industries, Inc.	21,365
4	Seaboard Corp.	14,840
622	Tredegar Corp.	13,466

		108,340

	Insurance - 2.96%
64	Alleghany Corp.	41,762
1,252	American Equity Investment Life Holding Co.	44,271
951	American Financial Group, Inc.	105,532
99	American National Insurance Co.	12,800
868	AMERISAFE, Inc.	53,773
1,659	AmTrust Financial Services, Inc.	24,089
244	Argo Group International Holdings, Ltd.	15,384
731	Assurant, Inc.	78,911
1,871	Assured Guaranty, Ltd.	79,012
3,370	Brown & Brown, Inc.	99,651
1,653	CNO Financial Group, Inc.	35,077
1,841	Crawford & Co. - Class B	16,956
662	Employers Holdings, Inc.	29,989
419	Erie Indemnity Co. - Class A (b)	53,435
253	Everest Re Group, Ltd.	57,803
222	FBL Financial Group, Inc. - Class A	16,705
777	FedNat Holding Co.	19,798
1,313	First American Financial Corp.	67,738
725	Health Insurance Innovations, Inc. - Class A (a)(b)	44,696
1,279	Heritage Insurance Holdings, Inc.	18,955
419	Horace Mann Educators Corp.	18,813
510	Independence Holding Co.	18,309
124	Investors Title Co.	20,820
470	James River Group Holdings, Ltd.	20,031
529	Kemper Corp.	42,558
1,144	National General Holdings Corp.	30,705
85	National Western Life Group, Inc. - Class A	27,132
2,660	Old Republic International Corp.	59,531
626	Primerica, Inc.	75,464
452	ProAssurance Corp.	21,221
686	Reinsurance Group of America, Inc.	99,168
391	RLI Corp.	30,725
147	Safety Insurance Group, Inc.	13,171
612	Selective Insurance Group, Inc.	38,862
412	State Auto Financial Corp.	12,582
286	Stewart Information Services Corp.	12,873
373	The Hanover Insurance Group, Inc.	46,017
184	The Navigators Group, Inc.	12,714
1,253	Third Point Reinsurance, Ltd. (a)	16,289
2,196	Tiptree, Inc. - Class A	14,384
1,415	Torchmark Corp.	122,666
340	United Fire Group, Inc.	17,262
908	United Insurance Holdings Corp.	20,321
1,750	Universal Insurance Holdings, Inc.	84,963

Number of Shares		Value
	Insurance (Continued)
1,191	W.R. Berkley Corp.	$95,197

		1,888,115

	Interactive Media & Services - 1.11%
1,338	Care.com, Inc. (a)	29,583
1,189	Cargurus, Inc. (a)	66,215
1,377	Cars.com, Inc. (a)	38,019
1,307	Match Group, Inc. (a)	75,688
5,757	QuinStreet, Inc. (a)	78,123
12,783	The Meet Group, Inc. (a)	63,276
3,583	Travelzoo (a)	42,459
1,136	TripAdvisor, Inc. (a)	58,016
4,511	TrueCar, Inc. (a)	63,605
1,735	XO Group, Inc. (a)	59,823
1,671	Yelp, Inc. - Class A (a)	82,213
442	Zillow Group, Inc. - Class A (a)	19,536
701	Zillow Group, Inc. - Class C (a)	31,019

		707,575

	Internet & Direct Marketing Retail - 1.18%
3,202	1-800-Flowers.Com, Inc. - Class A (a)	37,784
1,341	Duluth Holdings, Inc. - Class B (a)	42,188
1,570	Etsy, Inc. (a)	80,667
924	Gaia, Inc. (a)	14,230
8,004	Groupon, Inc. (a)	30,175
462	GrubHub, Inc. (a)	64,042
1,853	Lands’ End, Inc. (a)	32,520
2,185	Leaf Group, Ltd. (a)	21,850
486	Liberty Expedia Holdings, Inc. - Class A (a)	22,861
838	Nutrisystem, Inc.	31,048
1,462	Overstock.com, Inc. (a)(b)	40,497
707	PetMed Express, Inc.	23,338
1,601	Quotient Technology, Inc. (a)	24,816
4,549	Remark Holdings, Inc. (a)	14,511
514	Shutterfly, Inc. (a)	33,867
614	Shutterstock, Inc. (b)	33,512
269	Stamps.com, Inc. (a)(b)	60,848
974	Wayfair, Inc. - Class A (a)(b)	143,831

		752,585

	IT Services - 3.38%
1,113	Acxiom Holdings, Inc. (a)	54,993
1,167	Black Knight, Inc. (a)	60,626
2,269	Booz Allen Hamilton Holding Corp. - Class A	112,610
3,529	Brightcove, Inc. (a)	29,644
464	CACI International, Inc. - Class A (a)	85,446
1,506	Carbonite, Inc. (a)	53,689
1,084	Cardtronics PLC - Class A (a)	34,298
195	Cass Information Systems, Inc.	12,698
2,788	Conduent, Inc. (a)	62,786
3,676	Convergys Corp.	87,268
1,088	CoreLogic, Inc. (a)	53,758
1,294	CSG Systems International, Inc.	51,941
515	EPAM Systems, Inc. (a)	70,915
438	Euronet Worldwide, Inc. (a)(b)	43,896
1,520	EVERTEC, Inc.	36,632
2,303	Exela Technologies, Inc. (a)	16,420
538	ExlService Holdings, Inc. (a)	35,616
1,853	Genpact, Ltd.	56,720
969	GoDaddy, Inc. - Class A (a)	80,805
349	GTT Communications, Inc. (a)(b)	15,147

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	IT Services (Continued)
8,664	Information Services Group, Inc. (a)	$41,414
1,338	Leidos Holdings, Inc.	92,536
668	ManTech International Corp. - Class A	42,284
1,785	Maximus, Inc.	116,132
2,526	NIC, Inc.	37,385
535	Okta, Inc. (a)	37,643
1,853	Perficient, Inc. (a)	49,382
2,475	Perspecta, Inc.	63,657
5,185	PFSweb, Inc. (a)	38,369
2,096	Presidio, Inc.	31,964
2,565	PRGX Global, Inc. (a)	22,316
2,331	Sabre Corp.	60,792
660	Science Applications International Corp.	53,196
6,271	ServiceSource International, Inc. (a)	17,872
1,262	Syntel, Inc. (a)	51,717
2,154	The Hackett Group, Inc.	43,403
2,118	Travelport Worldwide, Ltd.	35,731
840	TTEC Holdings, Inc.	21,756
331	Tucows, Inc. - Class A (a)(b)	18,453
767	Twilio, Inc. - Class A (a)(b)	66,177
2,157	Unisys Corp. (a)(b)	44,003
572	Virtusa Corp. (a)	30,722
1,374	Web.com Group, Inc. (a)	38,335
222	WEX, Inc. (a)	44,569

		2,155,716

	Leisure Products - 1.06%
1,131	Acushnet Holdings Corp.	31,023
1,726	American Outdoor Brands Corp. (a)	26,805
926	Brunswick Corp.	62,061
1,226	Clarus Corp.	13,547
509	Johnson Outdoors, Inc. - Class A	47,332
970	Malibu Boats, Inc. - Class A (a)	53,078
1,817	Marine Products Corp.	41,591
1,367	Mattel, Inc. (a)(b)	21,462
2,894	MCBC Holdings, Inc. (a)	103,837
1,586	Nautilus, Inc. (a)	22,125
556	Polaris Industries, Inc. (b)	56,128
860	Pool Corp.	143,517
504	Sturm, Ruger & Company, Inc.	34,801
1,047	Vista Outdoor, Inc. (a)	18,731

		676,038

	Life Sciences Tools & Services - 1.14%
153	Bio-Rad Laboratories, Inc. - Class A (a)	47,887
196	Bio-Techne Corp.	40,006
1,386	Bruker Corp.	46,362
768	Cambrex Corp. (a)	52,531
594	Charles River Laboratories International, Inc. (a)	79,917
927	Codexis, Inc. (a)	15,898
4,620	Enzo Biochem, Inc. (a)	19,034
2,185	Fluidigm Corp. (a)	16,366
3,326	Harvard Bioscience, Inc. (a)	17,462
1,706	Luminex Corp.	51,709
1,775	Medpace Holdings, Inc. (a)	106,340
1,627	NanoString Technologies, Inc. (a)	29,009
1,351	NeoGenomics, Inc. (a)	20,738
532	PRA Health Sciences, Inc. (a)	58,621
1,855	QIAGEN NV (a)	70,267
1,055	Syneos Health, Inc. (a)	54,385

		726,532

Number of Shares		Value
	Machinery - 3.37%
604	AGCO Corp.	$36,717
225	Alamo Group, Inc.	20,612
1,274	Allison Transmission Holdings, Inc.	66,261
388	Altra Industrial Motion Corp.	16,024
263	Astec Industries, Inc.	13,258
525	Badger Meter, Inc. (b)	27,799
583	Barnes Group, Inc.	41,410
730	Blue Bird Corp. (a)	17,885
398	Chart Industries, Inc. (a)	31,175
716	Colfax Corp. (a)	25,819
1,234	Columbus McKinnon Corp.	48,792
501	Crane Co.	49,273
564	DMC Global, Inc.	23,011
1,055	Donaldson Co., Inc.	61,464
612	Douglas Dynamics, Inc.	26,867
232	EnPro Industries, Inc.	16,920
347	ESCO Technologies, Inc.	23,613
753	Federal Signal Corp.	20,165
492	Flowserve Corp.	26,907
1,191	Gardner Denver Holdings, Inc. (a)	33,753
751	Gates Industrial Corp PLC (a)	14,645
363	Global Brass & Copper Holdings, Inc.	13,395
385	Gorman Rupp Co.	14,052
1,917	Graco, Inc.	88,834
681	Graham Corp.	19,184
1,042	Harsco Corp. (a)	29,749
396	Hurco Cos., Inc.	17,860
215	Hyster-Yale Materials Handling, Inc.	13,229
788	IDEX Corp.	118,720
531	ITT, Inc.	32,529
581	John Bean Technologies Corp.	69,313
241	Kadant, Inc.	25,992
667	Kennametal, Inc.	29,055
777	L.B. Foster Co. - Class A (a)	15,967
623	Lincoln Electric Holdings, Inc.	58,213
1,403	Meritor, Inc. (a)	27,162
898	Milacron Holdings Corp. (a)	18,184
335	Navistar International Corp. (a)	12,898
398	Nordson Corp.	55,282
635	Omega Flex, Inc.	45,187
697	Oshkosh Corp.	49,654
396	Park-Ohio Holdings Corp.	15,187
788	Pentair PLC	34,160
326	Proto Labs, Inc. (a)	52,731
103	RBC Bearings, Inc. (a)	15,487
789	Rexnord Corp. (a)	24,301
552	Snap-on, Inc.	101,347
1,046	Spartan Motors, Inc.	15,429
902	SPX Corp. (a)	30,046
586	SPX FLOW, Inc. (a)	30,472
346	Tennant Co.	26,279
1,239	Terex Corp. (b)	49,448
568	The Eastern Co.	16,131
441	The Greenbrier Companies, Inc.	26,504
142	The Middleby Corp. (a)(b)	18,368
428	The Timken Co.	21,336
1,201	Toro Co.	72,024
1,320	TriMas Corp. (a)	40,128
819	Trinity Industries, Inc.	30,008
570	Twin Disc, Inc. (a)	13,133

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Machinery (Continued)
118	Valmont Industries, Inc.	$16,343
1,564	Wabash National Corp.	28,512
450	Wabtec Corp.	47,196
300	Watts Water Technologies, Inc. - Class A	24,900

		2,146,299

	Marine - 0.14%
2,458	Costamare, Inc.	15,952
1,083	Genco Shipping & Trading, Ltd. (a)	15,162
446	Kirby Corp. (a)	36,684
488	Matson, Inc.	19,344

		87,142

	Media - 1.03%
240	AMC Networks, Inc. - Class A (a)	15,922
1,973	Beasley Broadcast Group, Inc.	13,614
841	Boston Omaha Corp. (a)	25,146
44	Cable One, Inc.	38,879
672	Cardlytics, Inc. (a)	16,827
4,264	Central European Media Enterprises, Ltd. - Class A (a)	15,990
819	Emerald Expositions Events, Inc.	13,497
4,041	Entravision Communications Corp. - Class A	19,801
3,330	Gannett Co., Inc.	33,333
612	GCI Liberty, Inc. (a)	31,212
1,048	Gray Television, Inc. (a)	18,340
651	John Wiley & Sons, Inc. - Class A	39,451
519	Liberty Media Group - Class C (a)	19,302
1,208	MSG Networks, Inc. - Class A (a)	31,166
1,435	National CineMedia, Inc.	15,197
2,037	New Media Investment Group, Inc.	31,960
329	Nexstar Media Group, Inc. - Class A	26,781
644	Scholastic Corp.	30,068
729	Sinclair Broadcast Group, Inc. - Class A	20,667
2,794	TechTarget, Inc. (a)	54,259
1,573	TEGNA, Inc.	18,813
1,961	The Interpublic Group of Companies, Inc.	44,848
1,653	The New York Times Co. - Class A	38,267
527	Tribune Media Co. - Class A	20,253
1,174	tronc, Inc. (a)	19,171

		652,764

	Metals & Mining - 0.95%
1,827	Alcoa Corp. (a)	73,811
657	Allegheny Technologies, Inc. (a)	19,414
370	Carpenter Technology Corp.	21,812
1,224	Century Aluminum Co. (a)	14,651
1,751	Cleveland-Cliffs, Inc. (a)(b)	22,168
738	Commercial Metals Co.	15,144
3,195	Ferroglobe Representation & Warranty Insurance Trust (a)(e)(f)	–
503	Gibraltar Industries, Inc. (a)	22,937
2,684	Gold Resource Corp.	13,796
483	Haynes International, Inc.	17,147
540	Materion Corp.	32,670
892	Olympic Steel, Inc.	18,616
863	Reliance Steel & Aluminum Co.	73,605
306	Royal Gold, Inc.	23,580
707	Schnitzer Steel Industries, Inc. - Class A	19,124
1,884	Steel Dynamics, Inc.	85,138
1,976	SunCoke Energy, Inc. (a)	22,961

Number of Shares		Value
	Metals & Mining (Continued)
576	Synalloy Corp.	$13,162
1,376	United States Steel Corp.	41,940
495	Universal Stainless & Alloy Products, Inc. (a)	12,627
1,005	Warrior Met Coal, Inc.	27,175
314	Worthington Industries, Inc.	13,615

		605,093

	Multiline Retail - 0.86%
822	Big Lots, Inc.	34,351
836	Burlington Stores, Inc. (a)	136,201
343	Dillard’s, Inc. - Class A (b)	26,185
10,640	J.C. Penney Co., Inc. (a)(b)	17,663
2,394	Kohl’s Corp.	178,473
1,599	Nordstrom, Inc. (b)	95,636
511	Ollie’s Bargain Outlet Holdings, Inc. (a)	49,107
13,194	Sears Holdings Corp. (a)	12,769

		550,385

	Multi-Utilities - 0.34%
981	Alliant Energy Corp.	41,761
294	Avista Corp.	14,865
634	Black Hills Corp. (b)	36,829
1,637	MDU Resources Group, Inc.	42,055
520	NorthWestern Corp.	30,503
472	SCANA Corp.	18,356
407	Vectren Corp.	29,096

		213,465

	Oil, Gas & Consumable Fuels - 1.81%
312	Adams Resources & Energy, Inc.	13,248
4,177	Amyris, Inc. (a)	33,165
926	Antero Resources Corp. (a)	16,399
424	Arch Coal, Inc. - Class A	37,906
2,097	Ardmore Shipping Corp. (a)	13,630
534	California Resources Corp. (a)	25,915
705	Carrizo Oil & Gas, Inc. (a)	17,766
7,546	Cloud Peak Energy, Inc. (a)	17,356
2,575	CNX Resources Corp. (a)	36,848
382	CONSOL Energy, Inc. (a)	15,589
602	CVR Energy, Inc.	24,212
569	Delek US Holdings, Inc.	24,143
7,587	Denbury Resources, Inc. (a)(b)	47,039
4,203	DHT Holdings, Inc.	19,754
2,527	Dorian LPG, Ltd. (a)	20,140
356	Energen Corp. (a)	30,677
6,063	Energy Fuels, Inc. (a)	19,887
1,333	Evolution Petroleum Corp.	14,730
561	Golar LNG, Ltd.	15,596
2,294	Hallador Energy Co.	14,269
1,588	HollyFrontier Corp.	111,001
613	Matador Resources Co. (a)	20,260
593	Murphy Oil Corp.	19,771
620	NACCO Industries, Inc. - Class A	20,305
4,377	Northern Oil and Gas, Inc. (a)	17,508
1,358	Oasis Petroleum, Inc. (a)	19,256
7,211	Overseas Shipholding Group, Inc. - Class A (a)	22,715
1,067	Par Pacific Holdings, Inc. (a)	21,767
827	Parsley Energy, Inc. - Class A (a)	24,190
1,520	PBF Energy, Inc. - Class A	75,863
1,236	Peabody Energy Corp.	44,051
218	Penn Virginia Corp. (a)	17,558

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
1,133	Renewable Energy Group, Inc. (a)	$32,630
689	SM Energy Co.	21,724
844	Targa Resources Corp.	47,526
15,243	Teekay Tankers, Ltd. - Class A	15,057
2,750	W&T Offshore, Inc. (a)(b)	26,510
895	Whiting Petroleum Corp. (a)	47,471
692	WildHorse Resource Development Corp. (a)(b)	16,359
1,111	World Fuel Services Corp.	30,752
2,176	WPX Energy, Inc. (a)	43,781

		1,154,324

	Paper & Forest Products - 0.33%
697	Boise Cascade Co.	25,650
749	Domtar Corp.	39,075
1,302	KapStone Paper and Packaging Corp.	44,151
1,419	Louisiana-Pacific Corp.	37,589
694	PH Glatfelter Co.	13,262
315	Schweitzer-Mauduit International, Inc.	12,068
1,129	Verso Corp. (a)	38,013

		209,808

	Personal Products - 0.90%
369	Edgewell Personal Care Co. (a)	17,059
1,430	elf Beauty, Inc. (a)(b)	18,204
2,012	Herbalife Nutrition, Ltd. (a)	109,754
433	Inter Parfums, Inc.	27,907
585	Medifast, Inc. (b)	129,607
1,438	Natural Health Trends Corp.	33,477
2,712	Nature’s Sunshine Products, Inc. (a)	23,730
999	Nu Skin Enterprises, Inc. - Class A	82,337
847	Revlon, Inc. - Class A (a)(b)	18,888
929	USANA Health Sciences, Inc. (a)	111,991

		572,954

	Pharmaceuticals - 1.62%
388	Akcea Therapeutics, Inc. (a)(b)	13,588
1,514	Akorn, Inc. (a)	19,652
790	Amneal Pharmaceuticals, Inc. (a)	17,530
32,714	Ampio Pharmaceuticals, Inc. (a)	16,619
606	ANI Pharmaceuticals, Inc. (a)	34,263
5,605	Assertio Therapeutics, Inc. (a)	32,957
1,090	Catalent, Inc. (a)	49,649
1,689	Collegium Pharmaceutical, Inc. (a)	24,896
3,327	Corcept Therapeutics, Inc. (a)(b)	46,645
1,385	Cymabay Therapeutics, Inc. (a)	15,346
23,980	Durect Corp. (a)	26,378
1,002	Eloxx Pharmaceuticals, Inc. (a)	17,074
5,356	Endo International PLC (a)	90,141
870	Endocyte, Inc. (a)	15,451
3,558	Horizon Pharma PLC (a)	69,666
2,979	Innoviva, Inc. (a)(b)	45,400
1,116	Intersect ENT, Inc. (a)	32,085
615	Jazz Pharmaceuticals PLC (a)	103,400
9,734	Lannett Co., Inc. (a)(b)	46,237
2,548	Mallinckrodt PLC (a)	74,682
287	MyoKardia, Inc. (a)	18,712
372	Pacira Pharmaceuticals, Inc. (a)	18,284
1,033	Phibro Animal Health Corp. - Class A	44,316
1,325	Prestige Consumer Healthcare, Inc. (a)	50,204
170	Reata Pharmaceuticals, Inc. (a)	13,899
1,825	SIGA Technologies, Inc. (a)	12,574

Number of Shares		Value
	Pharmaceuticals (Continued)
1,034	Supernus Pharmaceuticals, Inc. (a)	$52,062
350	WaVe Life Sciences, Ltd. (a)	17,500
264	Zogenix, Inc. (a)	13,094

		1,032,304

	Professional Services - 1.56%
4,510	Acacia Research Corp. (a)	14,432
965	ASGN, Inc. (a)	76,167
1,417	BG Staffing, Inc.	38,542
1,552	CBIZ, Inc. (a)	36,782
422	CRA International, Inc.	21,193
360	Exponent, Inc.	19,296
540	Forrester Research, Inc.	24,786
1,236	Franklin Covey Co. (a)	29,231
504	FTI Consulting, Inc. (a)	36,888
556	Heidrick & Struggles International, Inc.	18,821
428	Huron Consulting Group, Inc. (a)	21,143
520	ICF International, Inc.	39,234
3,030	InnerWorkings, Inc. (a)	23,998
518	Insperity, Inc.	61,098
1,003	Kelly Services, Inc. - Class A	24,102
1,318	Kforce, Inc.	49,557
507	Korn/Ferry International	24,965
903	ManpowerGroup, Inc.	77,622
708	Mistras Group, Inc. (a)	15,342
1,639	Navigant Consulting, Inc.	37,795
1,372	Resources Connection, Inc.	22,775
2,013	Robert Half International, Inc.	141,675
401	The Dun & Bradstreet Corp.	57,147
349	TriNet Group, Inc. (a)	19,656
1,336	TrueBlue, Inc. (a)	34,803
837	Willdan Group, Inc. (a)	28,425

		995,475

	Real Estate Management & Development - 0.75%
2,783	Altisource Portfolio Solutions SA (a)(b)	89,696
1,049	Forestar Group, Inc. (a)	22,239
292	FRP Holdings, Inc. (a)	18,133
419	Griffin Industrial Realty, Inc.	16,341
390	HFF, Inc. - Class A	16,567
149	Howard Hughes Corp. (a)	18,509
540	Jones Lang LaSalle, Inc.	77,933
866	Kennedy-Wilson Holdings, Inc.	18,619
1,593	Marcus & Millichap, Inc. (a)	55,293
1,334	Newmark Group, Inc.	14,928
1,822	Realogy Holdings Corp. (b)	37,606
860	Redfin Corp. (a)(b)	16,082
799	The RMR Group, Inc. - Class A	74,147

		476,093

	Road & Rail - 0.47%
1,332	ArcBest Corp.	64,669
1,647	Daseke, Inc. (a)	13,209
532	Genesee & Wyoming, Inc. - Class A (a)	48,407
449	Knight-Swift Transportation Holdings, Inc.	15,481
580	Landstar System, Inc.	70,760
729	Marten Transport, Ltd.	15,345
254	PAM Transportation Services, Inc. (a)	16,533
255	Saia, Inc. (a)	19,495
451	Universal Logistics Holdings, Inc.	16,597
1,040	USA Truck, Inc. (a)	21,039

		301,535

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment - 2.45%
505	Advanced Energy Industries, Inc. (a)	$26,083
9,001	Advanced Micro Devices, Inc. (a)	278,041
3,038	Amkor Technology, Inc. (a)	22,451
1,454	Aquantia Corp. (a)	18,597
879	Axcelis Technologies, Inc. (a)	17,272
1,139	Brooks Automation, Inc.	39,899
358	Cabot Microelectronics Corp.	36,935
1,151	Cirrus Logic, Inc. (a)	44,429
678	Cohu, Inc.	17,018
983	Cree, Inc. (a)	37,226
3,433	Cypress Semiconductor Corp.	49,744
1,068	Diodes, Inc. (a)	35,554
1,319	Entegris, Inc.	38,185
925	First Solar, Inc. (a)	44,788
1,180	FormFactor, Inc. (a)	16,225
689	Ichor Holdings, Ltd. (a)	14,069
1,351	Integrated Device Technology, Inc. (a)	63,511
4,578	Marvell Technology Group, Ltd.	88,355
737	MaxLinear, Inc. - Class A (a)	14,652
689	MKS Instruments, Inc.	55,223
785	Monolithic Power Systems, Inc.	98,541
877	Nanometrics, Inc. (a)	32,905
169	NVE Corp.	17,894
4,933	ON Semiconductor Corp. (a)	90,915
755	Power Integrations, Inc.	47,716
1,845	Rambus, Inc. (a)	20,129
1,090	Rudolph Technologies, Inc. (a)	26,650
503	Semtech Corp. (a)	27,967
198	Silicon Laboratories, Inc. (a)	18,176
534	SMART Global Holdings, Inc. (a)	15,347
2,439	Teradyne, Inc.	90,194
1,361	Ultra Clean Holdings, Inc. (a)	17,081
1,166	Versum Materials, Inc.	41,988
2,729	Xcerra Corp. (a)	38,943
1,063	Xperi Corp.	15,786

		1,558,489

	Software - 6.79%
1,274	2U, Inc. (a)	95,792
2,202	8x8, Inc. (a)	46,792
649	ACI Worldwide, Inc. (a)	18,263
1,011	Agilysys, Inc. (a)	16,479
698	Alarm.com Holdings, Inc. (a)(b)	40,065
625	Altair Engineering, Inc. (a)	27,156
651	Alteryx, Inc. (a)(b)	37,244
2,536	Amber Road, Inc. (a)	24,396
2,127	American Software, Inc. - Class A	25,801
1,366	Appfolio, Inc. - Class A (a)	107,094
1,259	Apptio, Inc. - Class A (a)	46,533
1,181	Aspen Technology, Inc. (a)	134,528
2,331	Avaya Holdings Corp. (a)	51,608
425	Blackbaud, Inc.	43,129
314	Blackline, Inc. (a)	17,732
426	Bottomline Technologies DE, Inc. (a)	30,974
2,035	Box, Inc. - Class A (a)(b)	48,657
3,310	Cadence Design System, Inc. (a)	150,009
301	Ceridian HCM Holding, Inc. (a)	12,651
2,174	ChannelAdvisor Corp. (a)	27,066
1,086	Cision, Ltd. (a)	18,245
1,441	Cloudera, Inc. (a)	25,434

Number of Shares		Value
	Software (Continued)
979	CommVault Systems, Inc. (a)	$68,530
607	Cornerstone OnDemand, Inc. (a)	34,447
331	Coupa Software, Inc. (a)	26,182
647	DocuSign, Inc. (a)	34,013
210	Ebix, Inc.	16,621
4,503	eGain Corp. (a)	36,474
236	Ellie Mae, Inc. (a)	22,366
260	Envestnet, Inc. (a)	15,847
325	ePlus, Inc. (a)	30,127
712	Everbridge, Inc. (a)	41,040
323	Fair Isaac Corp. (a)	73,822
1,718	Five9, Inc. (a)	75,059
564	ForeScout Technologies, Inc. (a)	21,297
1,575	Fortinet, Inc. (a)	145,325
272	Guidewire Software, Inc. (a)	27,475
3,005	Hortonworks, Inc. (a)	68,544
515	HubSpot, Inc. (a)	77,739
457	Imperva, Inc. (a)	21,228
1,272	Instructure, Inc. (a)	45,029
782	j2 Global, Inc.	64,789
750	Jack Henry & Associates, Inc.	120,060
2,398	LivePerson, Inc. (a)	62,228
499	LogMeIn, Inc.	44,461
962	Manhattan Associates, Inc. (a)(b)	52,525
225	MicroStrategy, Inc. - Class A (a)	31,639
678	MINDBODY, Inc. - Class A (a)(b)	27,561
2,264	Mitek Systems, Inc. (a)	15,961
8,689	MobileIron, Inc. (a)	46,052
1,181	Model N, Inc. (a)	18,719
689	Monotype Imaging Holdings, Inc.	13,918
672	New Relic, Inc. (a)	63,323
3,512	Nuance Communications, Inc. (a)	60,828
1,284	Nutanix, Inc. - Class A (a)	54,852
2,018	OneSpan, Inc. (a)	38,443
465	Paycom Software, Inc. (a)	72,266
229	Paylocity Holding Corp. (a)	18,393
854	Pegasystems, Inc. (b)	53,460
2,176	Progress Software Corp.	76,791
428	Proofpoint, Inc. (a)	45,509
984	PROS Holdings, Inc. (a)	34,460
1,100	PTC, Inc. (a)	116,809
430	Q2 Holdings, Inc. (a)	26,036
927	QAD, Inc. - Class A	52,515
364	Qualys, Inc. (a)	32,432
1,767	Rapid7, Inc. (a)	65,238
674	RealPage, Inc. (a)	44,417
8,984	Rimini Street, Inc. (a)	56,689
1,398	RingCentral, Inc. - Class A (a)(b)	130,084
495	SailPoint Technologies Holding, Inc. (a)	16,840
558	SendGrid, Inc. (a)(b)	20,529
468	ShotSpotter, Inc. (a)	28,684
311	SPS Commerce, Inc. (a)	30,864
1,351	SS&C Technologies Holdings, Inc.	76,777
816	Tableau Software, Inc. - Class A (a)	91,180
281	The Trade Desk, Inc. - Class A (a)(b)	42,406
291	The Ultimate Software Group, Inc. (a)	93,757
1,940	TiVo Corp.	24,153
173	Tyler Technologies, Inc. (a)	42,395
578	Upland Software, Inc. (a)	18,675
901	Varonis Systems, Inc. (a)	65,998

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Software (Continued)
865	Verint Systems, Inc. (a)	$43,336
3,046	Workiva, Inc. (a)	120,317
1,655	Yext, Inc. (a)	39,224
980	Zendesk, Inc. (a)	69,580
6,476	Zix Corp. (a)	35,942

		4,327,928

	Specialty Retail - 4.23%
1,581	Aaron’s, Inc.	86,101
3,108	Abercrombie & Fitch Co. - Class A	65,641
2,873	American Eagle Outfitters, Inc.	71,337
979	America’s Car-Mart, Inc. (a)	76,558
305	Asbury Automotive Group, Inc. (a)	20,969
13,828	Ascena Retail Group, Inc. (a)	63,194
392	AutoNation, Inc. (a)(b)	16,288
2,780	Barnes & Noble Education, Inc. (a)	16,013
3,657	Barnes & Noble, Inc.	21,211
2,262	Bed Bath & Beyond, Inc.	33,930
4,161	Big 5 Sporting Goods Corp.	21,221
545	Boot Barn Holdings, Inc. (a)	15,483
1,182	Caleres, Inc.	42,386
869	Camping World Holdings, Inc. - Class A (b)	18,527
313	Carvana Co. (a)	18,495
5,859	Chico’s FAS, Inc.	50,797
1,115	Citi Trends, Inc.	32,079
856	Conn’s, Inc. (a)	30,260
1,061	Dick’s Sporting Goods, Inc.	37,644
1,484	DSW, Inc. - Class A	50,278
4,127	Express, Inc. (a)	45,645
708	Five Below, Inc. (a)	92,082
704	Floor & Decor Holdings, Inc. - Class A (a)	21,240
1,458	Foot Locker, Inc.	74,329
6,042	Francesca’s Holdings Corp. (a)	22,416
3,138	GameStop Corp. - Class A	47,917
1,016	Genesco, Inc. (a)	47,854
1,879	GNC Holdings, Inc. - Class A (a)(d)	7,779
1,392	Guess?, Inc.	31,459
2,397	Haverty Furniture Cos., Inc.	52,974
1,720	Hibbett Sports, Inc. (a)	32,336
1,090	Hudson, Ltd. (a)	24,590
5,888	J. Jill, Inc. (a)	36,388
3,057	Kirkland’s, Inc. (a)	30,845
193	Lithia Motors, Inc. - Class A (d)	15,760
1,374	Lumber Liquidators Holdings, Inc. (a)	21,283
700	MarineMax, Inc. (a)	14,875
222	Monro, Inc.	15,451
391	Murphy USA, Inc. (a)	33,415
512	National Vision Holdings, Inc. (a)	23,112
9,144	New York & Co., Inc. (a)	35,296
8,138	Office Depot, Inc.	26,123
15,587	Pier 1 Imports, Inc.	23,380
6,113	Rent-A-Center, Inc. (a)	87,905
346	REX American Resources Corp. (a)	26,140
647	RH (a)	84,763
2,166	Sally Beauty Holdings, Inc. (a)(b)	39,833
1,211	Shoe Carnival, Inc.	46,623
938	Signet Jewelers, Ltd.	61,842
1,009	Sleep Number Corp. (a)	37,111
4,349	Sportsman’s Warehouse Holdings, Inc. (a)	25,442
1,951	Tailored Brands, Inc. (b)	49,146

Number of Shares		Value
	Specialty Retail (Continued)
1,332	The Buckle, Inc.	$30,703
1,540	The Cato Corp. - Class A	32,371
694	The Children’s Place, Inc.	88,693
9,664	The Container Store Group, Inc. (a)(b)	107,270
2,846	The Michaels Cos., Inc. (a)	46,191
2,700	Tile Shop Holdings, Inc.	19,305
5,143	Tilly’s, Inc. - Class A	97,460
1,930	Urban Outfitters, Inc. (a)	78,937
1,189	Williams Sonoma, Inc. (b)	78,141
232	Winmark Corp.	38,512
2,120	Zumiez, Inc. (a)	55,862

		2,697,211

	Technology Hardware, Storage & Peripherals - 0.56%
2,305	3D Systems Corp. (a)	43,564
6,364	Aerohive Networks, Inc. (a)	26,220
4,908	Avid Technology, Inc. (a)	29,104
608	Electronics for Imaging, Inc. (a)	20,721
1,131	NCR Corp. (a)	32,132
2,380	Pure Storage, Inc. - Class A (a)	61,761
825	Stratasys, Ltd. (a)	19,066
687	Synaptics, Inc. (a)	31,341
2,047	Teradata Corp. (a)	77,192
1,933	USA Technologies, Inc. (a)	13,918

		355,019

	Textiles, Apparel & Luxury Goods - 1.98%
562	Carter’s, Inc.	55,413
846	Columbia Sportswear Co.	78,737
6,576	Crocs, Inc. (a)	140,003
613	Deckers Outdoor Corp. (a)	72,690
3,367	Fossil Group, Inc. (a)(b)	78,384
855	G-III Apparel Group, Ltd. (a)	41,203
1,877	Hanesbrands, Inc. (b)	34,593
2,084	Michael Kors Holdings, Ltd. (a)	142,879
770	Movado Group, Inc.	32,263
490	Oxford Industries, Inc.	44,198
1,992	Perry Ellis International, Inc. (a)	54,441
832	Ralph Lauren Corp.	114,442
830	Rocky Brands, Inc.	23,489
1,969	Skechers U.S.A., Inc. - Class A (a)	54,994
1,419	Steven Madden, Ltd.	75,065
1,066	Superior Uniform Group, Inc.	20,275
213	UniFirst Corp.	36,988
2,836	Vera Bradley, Inc. (a)	43,277
461	Weyco Group, Inc.	16,218
2,656	Wolverine World Wide, Inc.	103,717

		1,263,269

	Thrifts & Mortgage Finance - 1.16%
1,401	Axos Financial, Inc. (a)	48,180
464	Berkshire Hills Bancorp, Inc.	18,885
910	Brookline Bancorp, Inc.	15,197
932	Dime Community Bancshares	16,636
747	Entegra Financial Corp. (a)	19,833
488	Federal Agricultural Mortgage Corp. - Class C	35,224
606	First Defiance Financial Corp.	18,247
843	Flagstar Bancorp, Inc. (a)	26,529
308	FS Bancorp, Inc.	17,162
189	Hingham Institution for Savings	41,544
375	Home Bancorp, Inc.	16,305

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Thrifts & Mortgage Finance (Continued)
953	HomeStreet, Inc. (a)	$25,255
74	LendingTree, Inc. (a)	17,028
684	Merchants Bancorp	17,387
881	Meridian Bancorp, Inc.	14,977
216	Meta Financial Group, Inc.	17,852
1,828	New York Community Bancorp, Inc.	18,956
1,752	NMI Holdings, Inc. - Class A (a)	39,683
4,248	Ocwen Financial Corp. (a)	16,737
1,028	PennyMac Financial Services, Inc. - Class A	21,485
2,453	People’s United Financial, Inc.	41,995
2,986	Radian Group, Inc.	61,721
1,975	Riverview Bancorp, Inc.	17,459
1,117	Sterling Bancorp, Inc.	12,633
546	Timberland Bancorp, Inc.	17,057
875	Walker & Dunlop, Inc.	46,270
1,436	Washington Federal, Inc.	45,952
973	Waterstone Financial, Inc.	16,687
12,472	WMIH Corp. (a)	17,336

		740,212

	Tobacco - 0.12%
715	Pyxus International, Inc. (a)	16,445
634	Turning Point Brands, Inc.	26,286
281	Universal Corp.	18,265
1,121	Vector Group, Ltd.	15,453

		76,449

	Trading Companies & Distributors - 1.53%
540	Applied Industrial Technologies, Inc.	42,255
1,013	Beacon Roofing Supply, Inc. (a)	36,660
465	BlueLinx Holdings, Inc. (a)	14,643
1,611	BMC Stock Holdings, Inc. (a)	30,045
1,598	DXP Enterprises, Inc. (a)	64,032
563	EnviroStar, Inc. (b)	21,929
1,120	Foundation Building Materials, Inc. (a)	13,966
149	GATX Corp.	12,902
1,372	General Finance Corp. (a)	21,883
1,139	GMS, Inc. (a)	26,425
1,102	H&E Equipment Services, Inc.	41,634
2,476	HD Supply Holdings, Inc. (a)	105,948
464	Kaman Corp.	30,986
1,339	Lawson Products, Inc. (a)	45,392
650	MSC Industrial Direct Co., Inc. - Class A	57,271
1,885	Nexeo Solutions, Inc. (a)	23,091
1,082	NOW, Inc. (a)	17,907
672	Rush Enterprises, Inc. - Class A	26,416
588	Rush Enterprises, Inc. - Class B	23,455
1,051	SiteOne Landscape Supply, Inc. (a)	79,182
1,325	Systemax, Inc.	43,646
1,280	Titan Machinery, Inc. (a)	19,821
1,289	Univar, Inc. (a)	39,521
710	Veritiv Corp. (a)	25,844
328	Watsco, Inc. - Class A	58,417
577	WESCO International, Inc. (a)	35,457
368	Willis Lease Finance Corp. (a)	12,700

		971,428

	Water Utilities - 0.14%
303	American States Water Co.	18,526
691	Aqua America, Inc.	25,498
817	AquaVenture Holdings, Ltd. (a)	14,763

Number of Shares		Value
	Water Utilities (Continued)
1,396	Consolidated Water Co., Ltd. - Ordinary Shares	$19,335
1,148	Pure Cycle Corp. (a)	13,259

		91,381

	Wireless Telecommunication Services - 0.17%
684	Boingo Wireless, Inc. (a)	23,872
3,419	NII Holdings, Inc. (a)	20,035
443	Shenandoah Telecommunications Co.	17,166
1,003	Telephone & Data Systems, Inc.	30,521
434	United States Cellular Corp. (a)(b)	19,435

		111,029

	Total Common Stocks (Cost $39,650,873)	57,617,616

	INVESTMENT COMPANIES - 3.60%
	Exchange Traded Funds - 3.60%
18,704	Vanguard Extended Market ETF	2,293,485

	Total Investment Companies (Cost $1,900,667)	2,293,485

	REAL ESTATE INVESTMENT TRUSTS - 5.36%
	Real Estate Investment Trusts - 5.36%
2,354	AG Mortgage Investment Trust, Inc.	42,796
5,412	AGNC Investment Corp.	100,826
242	Agree Realty Corp.	12,855
446	American Assets Trust, Inc.	16,631
427	American Campus Communities, Inc.	17,575
2,056	American Homes 4 Rent - Class A	45,006
1,259	Annaly Capital Management, Inc.	12,883
3,560	Anworth Mortgage Asset Corp.	16,483
1,662	Apollo Commercial Real Estate Finance, Inc.	31,362
1,699	Apple Hospitality REIT, Inc.	29,716
1,175	Arbor Realty Trust, Inc.	13,489
1,064	Ares Commercial Real Estate Corp.	14,864
1,437	ARMOUR Residential REIT, Inc.	32,261
7,056	Ashford Hospitality Trust, Inc.	45,088
1,124	Blackstone Mortgage Trust, Inc.	37,665
1,311	Bluerock Residential Growth REIT, Inc.	12,848
3,309	Braemar Hotels & Resorts, Inc.	38,947
1,249	Brandywine Realty Trust	19,634
2,774	BRT Apartments Corp.	33,399
683	Camden Property Trust	63,908
1,746	Capstead Mortgage Corp.	13,811
6,088	CBL & Associates Properties, Inc. (b)	24,291
2,004	Chatham Lodging Trust	41,864
1,570	Cherry Hill Mortgage Investment Corp.	28,417
2,119	Chesapeake Lodging Trust	67,956
5,792	Chimera Investment Corp.	105,009
2,904	Colony Capital, Inc.	17,685
553	Columbia Property Trust, Inc.	13,073
565	CoreCivic, Inc.	13,746
467	CorEnergy Infrastructure Trust, Inc. (b)	17,550
118	CoreSite Realty Corp.	13,115
1,170	Corporate Office Properties Trust	34,901
2,591	Cousins Properties, Inc.	23,034
926	CubeSmart	26,419
353	CyrusOne, Inc.	22,380
1,446	DDR Corp.	19,362
2,872	DiamondRock Hospitality Co.	33,516
900	Duke Realty Corp.	25,533
4,279	Dynex Capital, Inc.	27,300

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
168	EastGroup Properties, Inc.	$16,064
1,356	Empire State Realty Trust, Inc. - Class A (b)	22,523
280	EPR Properties	19,155
545	Equity Commonwealth (a)	17,489
329	Equity LifeStyle Properties, Inc.	31,732
1,162	Exantas Capital Corp.	12,759
495	First Industrial Realty Trust, Inc.	15,543
1,856	Forest City Realty Trust, Inc. - Class A	46,567
2,239	Franklin Street Properties Corp.	17,890
535	Gramercy Property Trust	14,680
700	Healthcare Trust of America, Inc. - Class A	18,669
1,235	Hersha Hospitality Trust	27,997
301	Highwoods Properties, Inc.	14,225
1,287	Hospitality Properties Trust	37,117
853	Hudson Pacific Properties, Inc.	27,910
1,209	InfraREIT, Inc.	25,570
325	Innovative Industrial Properties, Inc. (b)	15,678
3,318	Invesco Mortgage Capital, Inc.	52,491
524	Iron Mountain, Inc.	18,088
348	JBG SMITH Properties	12,817
247	Kilroy Realty Corp.	17,707
1,729	Kimco Realty Corp.	28,943
968	Kite Realty Group Trust	16,117
799	Ladder Capital Corp.	13,535
336	Lamar Advertising Co. - Class A	26,141
1,206	LaSalle Hotel Properties	41,716
1,555	Lexington Realty Trust	12,906
1,051	Liberty Property Trust	44,405
240	Life Storage, Inc.	22,838
335	Macerich Co.	18,522
1,153	Mack-Cali Realty Corp.	24,513
1,741	MedEquities Realty Trust, Inc.	16,923
1,613	Medical Properties Trust, Inc.	24,050
4,941	MFA Financial, Inc.	36,316
524	National Retail Properties, Inc.	23,486
1,700	National Storage Affiliates Trust	43,248
5,437	New Residential Investment Corp.	96,887
4,044	New Senior Investment Group, Inc.	23,860
2,931	New York Mortgage Trust, Inc. (b)	17,820
399	NexPoint Residential Trust, Inc.	13,247
580	Omega Healthcare Investors, Inc.	19,007
678	One Liberty Properties, Inc.	18,835
1,867	Paramount Group, Inc.	28,173
2,233	Park Hotels & Resorts, Inc.	73,287
991	Pebblebrook Hotel Trust	36,043
2,282	Pennsylvania Real Estate Investment Trust	21,588
1,237	PennyMac Mortgage Investment Trust	25,037
1,059	Piedmont Office Realty Trust, Inc. - Class A	20,047
318	PotlatchDeltic Corp.	13,022
850	Preferred Apartment Communities, Inc. - Class A	14,943
439	QTS Realty Trust, Inc. - Class A	18,732
1,174	Ramco-Gershenson Properties Trust	15,966
832	Rayonier, Inc.	28,130
1,695	Redwood Trust, Inc. (b)	27,527
497	Regency Centers Corp.	32,141
1,116	Retail Properties of America, Inc. - Class A	13,604
724	Retail Value, Inc. (a)	23,668
890	Rexford Industrial Realty, Inc.	28,444
2,181	RLJ Lodging Trust	48,047

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
346	Ryman Hospitality Properties, Inc.	$29,815
1,588	Sabra Health Care REIT, Inc.	36,715
665	Select Income REIT	14,590
810	Senior Housing Properties Trust	14,224
2,675	Spirit Realty Capital, Inc.	21,561
2,407	Starwood Property Trust, Inc.	51,799
878	STORE Capital Corp.	24,400
2,202	Summit Hotel Properties, Inc.	29,793
545	Sun Communities, Inc.	55,339
3,165	Sunstone Hotel Investors, Inc.	51,779
803	Sutherland Asset Management Corp.	13,370
1,054	Tanger Factory Outlet Centers, Inc. (b)	24,116
309	Taubman Centers, Inc.	18,487
382	Terreno Realty Corp.	14,401
780	The Geo Group, Inc.	19,625
764	Tier REIT, Inc.	18,412
940	TPG RE Finance Trust, Inc.	18,819
4,057	Two Harbors Investment Corp.	60,571
924	Uniti Group, Inc.	18,619
4,365	VEREIT, Inc.	31,690
854	VICI Properties, Inc.	18,463
3,119	Washington Prime Group, Inc.	22,769
1,717	Western Asset Mortgage Capital Corp.	17,204
1,975	Xenia Hotels & Resorts, Inc.	46,808

	Total Real Estate Investment Trusts (Cost $3,065,607)	3,414,952

	RIGHTS - 0.00%
395	Schulman, Inc. Contingent Value Right (a)(d)(f)	0

	Total Rights (Cost $0)	0

	SHORT TERM INVESTMENTS - 0.47%
	Money Market Funds - 0.47%
298,672	Deutsche Government Money Market Series - Institutional Shares 1.93%, 12/31/2031 (c)	298,672

	Total Short Term Investments (Cost $298,672)	298,672

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 5.16%
	Investments Purchased with Proceeds from Securities Lending - 5.16%
3,287,009	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 2.32% (c)	3,287,009

	Total Investments Purchased with Proceeds from Securities Lending (Cost $3,287,009)	3,287,009

	Total Investments (Cost $48,202,828) - 105.00%	66,911,734
	Liabilities in Excess of Other Assets - (5.00)%	(3,185,497)

	TOTAL NET ASSETS - 100.00%	$63,726,237

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of September 30, 2018.
(d)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $23,539, which represents 0.04% of total net assets.
(e)	As of September 30, 2018, the Valuation Committee has fair valued these securities. The value of these securities was $0, which represents 0.00% of total net assets.
(f)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS - 94.59%
	Australia - 5.18%
2,815	AGL Energy, Ltd.	$39,709
89,885	Alumina, Ltd.	179,935
34,550	AMP, Ltd.	79,646
22,629	Aristocrat Leisure, Ltd.	464,732
2,880	ASX, Ltd.	132,471
14,453	Australia & New Zealand Banking Group, Ltd.	294,216
11,973	Bank of Queensland, Ltd.	95,320
28,322	Bendigo & Adelaide Bank, Ltd.	219,957
23,337	BHP Billiton, Ltd.	581,347
50,082	BlueScope Steel, Ltd.	614,244
3,304	CIMIC Group, Ltd.	122,629
5,823	Coca-Cola Amatil, Ltd.	41,049
5,777	Cochlear, Ltd.	837,644
10,538	Commonwealth Bank of Australia	543,906
10,246	Computershare, Ltd.	147,555
8,173	Crown Resorts, Ltd.	80,829
4,882	CSL, Ltd.	709,353
19,165	Flight Centre Travel Group, Ltd.	735,972
18,317	Harvey Norman Holdings, Ltd.	46,594
29,109	Healthscope, Ltd.	44,158
47,326	Insurance Australia Group, Ltd.	250,200
13,731	LendLease Group - Stapled Security (f)	195,090
3,623	Macquarie Group, Ltd.	329,579
103,275	Medibank Private, Ltd.	217,159
7,400	National Australia Bank, Ltd.	148,563
11,304	Oil Search, Ltd.	73,837
19,570	Origin Energy, Ltd. (a)	116,650
3,334	REA Group, Ltd.	206,850
4,948	Rio Tinto, Ltd.	281,406
43,054	Santos, Ltd.	226,042
8,096	SEEK, Ltd.	121,222
7,495	Sonic Healthcare, Ltd.	134,855
103,921	South32, Ltd.	292,050
15,086	Suncorp Group, Ltd.	157,625
10,317	TPG Telecom, Ltd.	63,640
22,180	Treasury Wine Estates, Ltd.	279,955
19,034	Wesfarmers, Ltd.	685,401
14,404	Westpac Banking Corp.	289,675
3,567	Woodside Petroleum, Ltd.	99,508
44,361	Woolworths, Ltd.	899,724

		11,080,297

	Austria - 0.32%
3,497	ANDRITZ AG	203,963
2,904	Erste Group Bank AG	120,565
2,263	OMV AG	126,952
8,310	Raiffeisen Bank International AG	239,174

		690,654

	Belgium - 0.57%
6,626	Ageas SA	356,205
6,795	Colruyt SA (b)	384,544
1,319	KBC Group NV	98,079
1,011	UCB SA	90,852
5,001	Umicore SA	279,348

		1,209,028

	Canada - 7.81%
1,749	Alimentation Couche-Tard, Inc. - Series B (a)	87,487
26,986	Aurora Cannabis, Inc. (a)	259,278

Number of Shares		Value
	Canada (Continued)
693	AUSTRALIS CAPITAL, Inc. (a)(c)	$134
6,023	Bank of Montreal (a)	496,799
25,950	Bausch Health Cos., Inc. (a)	666,405
43,339	Bombardier, Inc. - Class B (a)	154,345
1,489	Brookfield Asset Management, Inc. - Class A (a)	66,274
10,426	CAE, Inc. (a)	211,644
3,989	Canadian Imperial Bank of Commerce (a)	373,777
2,402	Canadian National Railway Co. (a)	215,532
2,988	Canadian Natural Resources, Ltd. (a)	97,622
1,283	Canadian Pacific Railway, Ltd. (a)	271,400
334	Canadian Tire Corp., Ltd. - Class A	39,134
23,271	Cenovus Energy, Inc. (a)	233,674
3,890	CGI Group, Inc. - Class A (a)	250,810
28,411	CI Financial Corp. (a)	451,136
1,466	Constellation Software, Inc. (a)	1,078,086
21,354	Dollarama, Inc. (a)	672,701
43,246	Empire Co., Ltd. - Series A (a)	788,148
4,916	Encana Corp.	64,435
815	Fairfax Financial Holdings, Ltd. (a)	442,781
4,168	Finning International, Inc. (a)	101,808
8,011	First Quantum Minerals, Ltd.	91,234
5,529	George Weston, Ltd. (a)	418,512
2,178	Great-West Lifeco, Inc.	52,846
31,594	Husky Energy, Inc. (a)	554,757
1,579	Imperial Oil, Ltd. (a)	51,099
7,569	Industrial Alliance Insurance & Financial Services, Inc. (a)	302,666
4,242	Linamar Corp. (a)	195,441
4,369	Loblaw Cos., Ltd. (a)	224,462
7,234	Magna International, Inc. (a)	380,000
9,842	Manulife Financial Corp. (a)	175,939
3,414	Methanex Corp. (a)	269,494
5,939	National Bank of Canada (a)	296,617
24,881	Power Corp. of Canada	540,519
12,222	Power Financial Corp.	279,990
14,689	Royal Bank of Canada (a)	1,177,485
8,027	Saputo, Inc. (a)	238,762
1,451	Shopify, Inc. - Class A (a)	238,491
5,632	Sun Life Financial, Inc. (a)	223,902
11,599	Suncor Energy, Inc. (a)	448,820
24,717	Teck Resources, Ltd. - Class B (a)	595,703
9,140	The Bank of Nova Scotia (a)	544,798
18,085	The Toronto-Dominion Bank (a)	1,098,976
5,737	West Fraser Timber Co., Ltd. (a)	326,502
17,402	WSP Global, Inc. (a)	952,384

		16,702,809

	Denmark - 1.67%
178	A.P. Moller - Maersk A/S - Class A	233,350
186	A.P. Moller - Maersk A/S - Class B	261,306
3,494	Carlsberg AS - Series B	419,018
2,225	Chr. Hansen Holding AS	225,583
2,775	Coloplast AS - Series B	283,481
3,052	Danske Bank AS	80,001
1,518	DSV AS	137,941
2,380	H. Lundbeck AS	146,914
18,772	Novo Nordisk AS - Series B	883,505
4,764	Orsted AS	323,728
1,884	Pandora AS	117,653
3,302	Tryg AS	82,223

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Denmark (Continued)
1,634	Vestas Wind Systems AS	$110,387
7,188	William Demant Holdings AS (a)	269,826

		3,574,916

	Finland - 0.87%
11,124	Fortum OYJ	278,782
4,852	Neste OYJ	399,928
14,128	Nokia OYJ	78,548
13,910	Orion OYJ - Class B	526,457
2,467	Sampo OYJ - Series A	127,665
14,395	Stora Enso OYJ - R Shares	274,889
4,227	UPM-Kymmene OYJ	165,778

		1,852,047

	France - 9.44%
835	Accor SA	42,895
1,688	Aeroports de Paris	380,055
1,422	Air Liquide SA	186,740
2,922	Alstom SA	130,697
5,537	Arkema SA	686,195
6,221	Atos SE	740,217
22,682	AXA SA	607,780
5,296	BioMerieux	442,058
10,528	BNP Paribas SA	644,699
85,222	Bollore SA	368,110
1,979	Capgemini SE	249,152
14,840	Carrefour SA	284,438
15,806	Casino Guichard Perrachon SA (b)	665,219
1,148	Cie de Saint-Gobain	49,480
1,782	Cie Generale des Etablissements Michelin SCA	212,692
14,536	CNP Assurances	350,400
29,740	Credit Agricole SA	427,512
4,545	Danone SA	353,215
81	Dassault Aviation SA	149,906
2,398	Dassault Systemes SE	358,830
4,614	Edenred	175,828
4,167	Eiffage SA	465,494
9,471	Electricite de France SA	166,565
6,140	Engie SA	90,395
1,349	Essilor International Cie Generale d’Optique SA	199,679
4,210	Eurazeo SE	331,499
4,628	Faurecia SA	278,327
1,191	Hermes International	789,066
1,958	Ingenico Group SA	148,869
4,215	Ipsen SA	709,607
1,028	Kering SA	551,372
2,169	Legrand SA	158,155
3,123	L’Oreal SA	752,915
3,098	LVMH Moet Hennessy Louis Vuitton SE	1,094,743
14,775	Natixis SA	100,335
1,789	Pernod Ricard SA	293,409
28,167	Peugeot SA	759,825
869	Publicis Groupe SA	51,897
1,030	Remy Cointreau SA	134,333
35,852	Rexel SA	538,517
2,866	Safran SA	401,309
8,452	Sanofi-Aventis SA	755,162
2,793	Schneider Electric SE	224,269
2,189	SEB SA	372,321
2,665	Societe BIC SA	243,977

Number of Shares		Value
	France (Continued)
8,424	Societe Generale SA	$361,730
1,328	Teleperformance	250,534
19,647	Total SA	1,277,462
9,066	Ubisoft Entertainment SA (a)	978,952
1,964	Vinci SA	186,854

		20,173,690

	Germany - 6.11%
3,459	adidas AG	845,931
4,696	Allianz SE	1,045,173
3,854	Axel Springer SE	259,100
5,485	BASF SE	486,701
7,671	Bayer AG	680,422
2,987	Beiersdorf AG	336,704
896	Brenntag AG	55,258
41,301	Commerzbank AG (a)	429,114
5,178	Covestro AG	419,145
5,418	Delivery Hero SE (a)	260,167
2,719	Deutsche Boerse AG	363,548
37,142	Deutsche Lufthansa AG	911,610
17,798	Deutsche Post AG	632,796
14,428	Deutsche Telekom AG	232,271
3,361	Deutsche Wohnen SE	161,434
2,086	Fresenius SE & Co. KGaA	152,967
1,890	HeidelbergCement AG	147,623
1,907	HOCHTIEF AG	316,134
7,151	HUGO BOSS AG	550,162
5,844	Infineon Technologies AG	132,985
2,201	KION Group AG	135,144
1,042	Linde AG	246,076
2,437	Merck KGaA	251,792
10,524	METRO AG	164,837
1,265	MTU Aero Engines AG	284,978
570	Muenchener Rueckversicherungs-Gesellschaft AG	125,905
2,651	ProSiebenSat.1 Media AG	68,682
954	Puma SE	470,708
6,112	RWE AG	150,901
7,601	SAP SE	934,645
3,150	Siemens AG	402,770
1,921	Symrise AG	175,154
4,230	Vonovia SE	206,882
2,935	Wirecard AG	634,984
9,875	Zalando SE (a)	383,726

		13,056,429

	Hong Kong - 3.07%
105,160	AIA Group, Ltd.	937,703
13,151	ASM Pacific Technology, Ltd.	134,388
37,856	CK Asset Holdings, Ltd.	283,776
17,894	CK Hutchison Holdings, Ltd.	205,973
70,138	Dairy Farm International Holdings, Ltd.	631,060
35,975	Galaxy Entertainment Group, Ltd.	227,257
54,576	Hang Lung Group, Ltd.	145,353
9,619	Hang Seng Bank, Ltd.	261,002
125,438	HK Electric Investments & HK Electric Investments, Ltd. - Stapled Security (f)	126,657
14,402	Hong Kong Exchange & Clearing, Ltd.	411,531
18,908	Hysan Development Co., Ltd.	95,487
1,525	Jardine Matheson Holdings, Ltd.	95,674
1,835	Jardine Strategic Holdings, Ltd.	66,600
116,654	Kerry Properties, Ltd.	396,105

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hong Kong (Continued)
4,121	Melco Resorts & Entertainment, Ltd. - ADR	$87,159
455,548	PCCW, Ltd.	265,417
60,480	Shangri-La Asia, Ltd.	89,517
413,044	SJM Holdings, Ltd.	380,563
41,424	Swire Pacific, Ltd. - Class A	453,657
64,606	Techtronic Industries Co., Ltd.	412,102
29,706	The Bank of East Asia, Ltd.	110,551
173,636	The Hong Kong and China Gas Co., Ltd.	344,156
41,188	Wheelock & Co., Ltd.	247,627
213,765	WH Group, Ltd.	150,075

		6,559,390

	Ireland - 0.20%
7,801	Bank of Ireland Group PLC	59,654
3,285	CRH PLC	107,467
474	DCC PLC	42,993
10,368	James Hardie Industries PLC	157,049
569	Kerry Group PLC - Series A	62,793

		429,956

	Israel - 1.02%
6,806	Bank Hapoalim BM	49,838
48,098	Bank Leumi Le-Israel BM	316,983
210,820	Bezeq the Israel Telecommunication Corp., Ltd.	242,625
1,671	Check Point Software Technologies, Ltd. (a)	196,626
2,689	Frutarom Industries, Ltd.	278,996
3,380	Mizrahi Tefahot Bank, Ltd.	59,190
1,962	Nice, Ltd. (a)	223,479
37,337	Teva Pharmaceutical Industries, Ltd. - ADR	804,239

		2,171,976

	Italy - 2.69%
26,400	Assicurazioni Generali SpA	454,604
7,159	Davide Campari-Milano SpA	60,964
19,873	Enel SpA	101,581
19,043	Eni SpA	358,952
6,082	EXOR NV	405,795
3,540	Ferrari NV	486,241
179,191	Intesa Sanpaolo SpA	456,567
8,073	Luxottica Group SpA	547,130
7,428	Mediobanca Banca di Credito Finanziario SpA	73,922
14,325	Moncler SpA	616,367
51,585	Poste Italiane SpA	411,461
8,014	Prysmian SpA	186,068
9,444	Recordati SpA	319,338
689,292	Telecom Italia SpA (a)	416,665
784,558	Telecom Italia SpA - Savings Share	420,878
29,349	UniCredit SpA	440,373

		5,756,906

	Japan - 24.84%
2,731	ABC-Mart, Inc.	151,921
12,707	Aeon Co., Ltd.	306,179
17,953	Alfresa Holdings Corp.	480,885
5,221	Asahi Group Holdings, Ltd.	226,525
11,108	Asahi Kasei Corp.	168,421
19,362	Asics Corp.	288,760
38,627	Astellas Pharma, Inc.	674,542
5,803	Bandai Namco Holdings, Inc.	225,452
1,770	Bridgestone Corp.	66,895

Number of Shares		Value
	Japan (Continued)
12,458	Brother Industries, Ltd.	$245,986
10,937	Calbee, Inc.	360,113
9,494	Canon, Inc.	301,051
7,975	Casio Computer Co., Ltd.	130,354
1,192	Central Japan Railway Co.	248,172
19,433	Chubu Electric Power Co., Inc.	294,370
3,758	Chugai Pharmaceutical Co., Ltd.	241,577
5,014	Chugoku Electric Power Co., Inc.	64,434
10,806	Coca-Cola Bottlers Japan, Inc.	289,215
13,045	Credit Saison Co., Ltd.	212,757
10,915	CyberAgent, Inc.	580,860
8,359	Daicel Corp.	97,099
19,685	Dai-ichi Life Holdings, Inc.	410,340
9,579	Daiichi Sankyo Co., Ltd.	415,230
517	Daikin Industries, Ltd.	68,815
704	Daito Trust Construction Co., Ltd.	90,722
3,519	DeNA Co., Ltd.	62,139
1,896	Denso Corp.	100,162
693	Disco Corp.	116,052
3,408	Don Quijote Co., Ltd.	172,457
3,871	Eisai Co., Ltd.	377,102
16,418	Electric Power Development Co., Ltd.	454,446
3,304	FamilyMart UNY Holdings Co., Ltd.	344,286
1,566	Fast Retailing Co., Ltd.	793,334
8,061	FUJIFILM Holdings Corp.	362,658
4,634	Fujitsu, Ltd.	330,096
5,531	Hamamatsu Photonics KK	220,280
2,084	Hikari Tsushin, Inc.	411,869
3,175	Hisamitsu Pharmaceutical Co., Inc.	243,498
3,433	Hitachi Construction Machinery Co., Ltd.	114,773
18,468	Hitachi, Ltd.	627,751
26,169	Honda Motor Co., Ltd.	788,112
1,146	Hoshizaki Corp.	118,616
11,129	Hoya Corp.	660,962
12,129	Idemitsu Kosan Co., Ltd.	642,164
6,526	Iida Group Holdings Co., Ltd.	115,983
45,168	Isetan Mitsukoshi Holdings, Ltd.	554,527
27,479	ITOCHU Corp.	502,951
8,242	J Front Retailing Co., Ltd.	127,828
3,165	Japan Airlines Co., Ltd.	113,757
1,013	Japan Airport Terminal Co., Ltd.	46,082
16,959	Japan Post Holdings Co., Ltd.	201,832
4,718	JGC Corp.	108,189
98,087	JXTG Holdings, Inc.	741,910
21,225	Kajima Corp.	308,616
33,774	Kakaku.com, Inc.	659,875
9,940	Kao Corp.	802,931
2,414	KDDI Corp.	66,594
3,523	Keihan Electric Railway Co., Ltd.	134,542
867	Keio Corp.	47,454
1,366	Keisei Electric Railway Co., Ltd.	48,080
337	Keyence Corp.	195,759
8,059	Kikkoman Corp.	479,967
12,672	Kirin Holdings Co., Ltd.	325,011
2,426	Kobayashi Pharmaceutical Co., Ltd.	178,605
41,490	Kobe Steel, Ltd.	368,718
4,888	Komatsu, Ltd.	148,746
755	Konami Holdings Corp.	29,563
35,832	Konica Minolta, Inc.	381,323
4,525	Kose Corp.	862,218

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
3,101	Kyowa Hakko Kirin Co., Ltd.	$58,189
5,334	Lawson, Inc.	324,854
9,815	LINE Corp. (a)	413,507
24,150	Lion Corp.	536,363
16,560	M3, Inc.	375,554
1,370	Makita Corp.	68,604
63,250	Marubeni Corp.	578,460
3,951	Marui Group Co., Ltd.	97,486
44,472	Mazda Motor Corp.	534,553
19,174	Medipal Holdings Corp.	400,579
3,741	MEIJI Holdings Co., Ltd.	251,440
20,950	MISUMI Group, Inc.	542,071
50,998	Mitsubishi Chemical Holdings Corp.	488,080
21,021	Mitsubishi Corp.	647,504
9,119	Mitsubishi Heavy Industries, Ltd.	352,152
50,639	Mitsubishi UFJ Financial Group, Inc.	314,605
58,348	Mitsubishi UFJ Lease & Finance Co., Ltd.	343,409
35,937	Mitsui & Co., Ltd.	638,624
199,633	Mizuho Financial Group, Inc.	347,921
326	Murata Manufacturing Co., Ltd.	50,092
6,373	Nexon Co., Ltd. (a)	83,305
9,083	NGK Spark Plug Co., Ltd.	264,766
2,554	Nidec Corp.	367,254
19,709	Nikon Corp.	370,358
7,806	Nippon Electric Glass Co., Ltd.	245,388
9,500	Nippon Telegraph & Telephone Corp.	428,738
2,847	Nissan Chemical Industries, Ltd.	150,380
6,333	Nisshin Seifun Group, Inc.	138,887
3,658	Nitori Holdings Co., Ltd.	524,213
32,718	Nomura Holdings, Inc.	156,047
1,795	Nomura Research Institute, Ltd.	90,644
9,218	NTT Data Corp.	127,607
10,741	NTT DoCoMo, Inc.	288,692
3,086	Obic Co., Ltd.	291,879
56,701	Oji Holdings Corp.	411,760
8,417	Olympus Corp.	328,439
8,379	OMRON Corp.	354,078
4,702	Ono Pharmaceutical Co., Ltd.	133,097
1,826	Oracle Corp.	147,125
4,050	Oriental Land Co., Ltd.	423,448
22,858	ORIX Corp.	370,108
13,691	Osaka Gas Co., Ltd.	267,339
5,486	Otsuka Corp.	204,628
12,963	Panasonic Corp.	150,257
10,262	Persol Holdings Co., Ltd.	240,855
18,127	Pola Orbis Holdings, Inc.	662,055
12,376	Rakuten, Inc.	94,813
32,045	Recruit Holdings Co., Ltd.	1,070,350
42,166	Resona Holdings, Inc.	236,740
13,977	Ricoh Co., Ltd.	150,177
2,239	Ryohin Keikaku Co., Ltd.	665,519
1,118	Sankyo Co., Ltd.	43,735
7,426	SBI Holdings, Inc.	230,500
3,841	Sega Sammy Holdings, Inc.	56,637
3,687	Seiko Epson Corp.	62,898
8,347	Sekisui House, Ltd.	127,286
1,039	Seven & I Holdings Co., Ltd. - Series A	46,324
9,938	Shimadzu Corp.	311,434
1,291	Shimamura Co., Ltd.	122,462

Number of Shares		Value
	Japan (Continued)
11,911	Shinsei Bank, Ltd.	$194,592
16,249	Shiseido Co., Ltd.	1,258,452
3,909	Showa Denko KK	215,618
5,874	Showa Shell Sekiyu KK	124,605
12,469	Sony Corp.	757,962
2,591	Stanley Electric Co., Ltd.	88,580
20,905	Start Today Co., Ltd.	632,369
1,445	Subaru Corp.	44,295
6,482	SUMCO Corp.	94,427
41,940	Sumitomo Chemical Co., Ltd.	245,447
26,591	Sumitomo Corp.	443,145
14,852	Sumitomo Dainippon Pharma Co., Ltd.	341,099
2,954	Sumitomo Heavy Industries, Ltd.	105,433
11,496	Sumitomo Mitsui Financial Group, Inc.	462,643
3,254	Sumitomo Mitsui Trust Holdings, Inc.	133,891
2,867	Sumitomo Realty & Development Co., Ltd.	102,852
2,780	Sumitomo Rubber Industries, Ltd.	41,745
12,072	Sundrug Co., Ltd.	430,759
14,152	Suzuken Co., Ltd.	671,501
2,403	Suzuki Motor Corp.	137,719
7,130	Sysmex Corp.	614,844
5,040	Taiheiyo Cement Corp.	158,069
4,875	Taisei Corp.	222,219
1,466	Taisho Pharmaceutical Holdings Co., Ltd.	179,342
8,113	Taiyo Nippon Sanso Corp.	121,421
2,905	Takeda Pharmaceutical Co., Ltd. (b)	124,212
2,029	TDK Corp.	221,078
4,844	Teijin, Ltd.	92,902
5,620	Terumo Corp.	332,614
38,840	The Kansai Electric Power Co., Inc.	586,252
6,111	The Yokohama Rubber Co., Ltd.	131,717
3,105	Tokio Marine Holdings, Inc.	154,143
3,560	Tokyo Century Corp.	221,115
118,480	Tokyo Electric Power Co. Holdings, Inc. (a)	582,219
1,680	Tokyo Electron, Ltd.	231,538
1,921	Tokyo Gas Co., Ltd.	47,253
2,636	Tokyu Corp.	48,202
8,409	Tosoh Corp.	129,515
2,537	TOTO, Ltd.	105,220
10,880	Toyota Motor Corp.	677,854
7,803	Toyota Tsusho Corp.	294,616
4,031	Tsuruha Holdings, Inc.	496,175
4,695	Unicharm Corp.	155,337
1,886	Yakult Honsha Co., Ltd.	154,672
93,219	Yamada Denki Co., Ltd.	471,618
3,977	Yamaha Corp.	210,733
3,279	Yamaha Motor Co., Ltd.	91,953
7,371	Yamato Holdings Co., Ltd.	226,319
16,623	Yamazaki Baking Co., Ltd.	332,992
4,634	Yaskawa Electric Corp.	137,635
3,817	Yokogawa Electric Corp.	80,741

		53,098,416

	Jersey - 0.85%
11,375	Ferguson PLC	964,854
82,517	Glencore PLC	355,706
8,356	Shire PLC	504,838

		1,825,398

	Luxembourg - 0.21%
1,933	Millicom International Cellular SA	110,859

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Luxembourg (Continued)
4,102	RTL Group SA	$292,579
2,484	Tenaris SA	41,601

		445,039

	Macau - 0.10%
13,842	Sands China, Ltd.	62,338
68,153	Wynn Macau, Ltd.	156,520

		218,858

	Netherlands - 3.88%
7,600	ABN AMRO Group NV	206,979
105,212	Aegon NV	682,883
740	AerCap Holdings NV (a)	42,565
3,762	Airbus SE	472,291
22,352	ArcelorMittal	693,945
2,629	ASML Holding NV	493,606
26,931	CNH Industrial NV	323,183
42,308	Fiat Chrysler Automobiles NV (a)	739,925
2,850	Heineken Holding NV	258,428
582	Heineken NV	54,621
26,038	ING Groep NV	337,950
34,488	Koninklijke Ahold Delhaize NV	791,241
2,829	Koninklijke DSM NV	299,629
7,207	Koninklijke Philips NV	328,505
15,731	NN Group NV	702,113
1,984	NXP Semiconductors NV	169,632
5,672	Randstad Holding NV	302,740
14,365	STMicroelectronics NV	262,917
11,748	Unilever NV	653,480
7,688	Wolters Kluwer NV	479,269

		8,295,902

	New Zealand - 0.38%
34,389	a2 Milk Co., Ltd. (a)	256,521
39,340	Fisher & Paykel Healthcare Corp., Ltd.	392,269
20,389	Meridian Energy, Ltd.	44,390
13,376	Ryman Healthcare, Ltd.	124,023

		817,203

	Norway - 0.92%
8,683	Aker BP ASA	367,666
3,386	DNB ASA	71,257
15,152	Equinor ASA	426,018
7,262	Gjensidige Forsikring ASA	122,394
3,449	Marine Harvest ASA	79,920
32,799	Norsk Hydro ASA	196,691
15,073	Schibsted ASA - Class B	523,851
8,607	Telenor ASA	168,315

		1,956,112

	Portugal - 0.23%
5,142	Galp Energia SGPS SA	101,955
26,476	Jeronimo Martins SGPS SA	390,247

		492,202

	Singapore - 1.31%
9,081	City Developments, Ltd.	60,544
19,423	DBS Group Holdings, Ltd.	370,536
15,925	Jardine Cycle & Carriage, Ltd.	372,740
21,826	Keppel Corp., Ltd.	111,122
54,908	Oversea-Chinese Banking Corp., Ltd.	459,454

Number of Shares		Value
	Singapore (Continued)
126,789	Singapore Exchange, Ltd.	$683,339
17,955	United Overseas Bank, Ltd.	354,942
44,753	UOL Group, Ltd.	225,696
11,737	Venture Corp., Ltd.	151,345

		2,789,718

	Spain - 1.92%
6,161	ACS, Actividades de Construccion y Servicios SA	261,675
455	Aena SME SA	78,832
9,621	Amadeus IT Holdings SA - Class A	891,759
45,186	Banco Bilbao Vizcaya Argentaria SA	286,490
91,264	Banco Santander SA	456,928
4,960	Ferrovial SA	102,638
5,609	Iberdrola SA	41,197
23,704	Industria de Diseno Textil SA	716,134
56,300	Mapfre SA	176,098
3,144	Naturgy Energy Group SA	85,705
42,363	Repsol SA	843,333
21,120	Telefonica SA	166,602

		4,107,391

	Sweden - 1.60%
1,596	Alfa Laval AB	43,185
8,962	Atlas Copco AB - Class A	257,731
7,724	Atlas Copco AB - Class B	205,792
5,806	Electrolux AB - Series B	127,902
5,173	Epiroc AB (a)	57,799
38,491	Hennes & Mauritz AB - Series B (b)	711,317
6,945	Kinnevik AB - Class B	209,715
8,488	Lundin Petroleum AB	323,539
5,065	Sandvik AB	89,672
11,173	Swedish Match AB	571,111
11,338	Tele2 AB - B Shares	136,264
36,117	Telefonaktiebolaget LM Ericsson - Series B	319,664
1,498	Vifor Pharma AG	259,709
5,499	Volvo AB - Class B	96,986

		3,410,386

	Switzerland - 5.59%
840	Adecco Group AG	44,157
1,037	Baloise Holding AG	158,028
307	Barry Callebaut AG	581,345
2	Chocoladefabriken Lindt & Spruengli AG	163,822
2,659	Cie Financiere Richemont SA	216,789
3,778	Clariant AG	98,278
11,743	Credit Suisse Group AG	176,209
818	Dufry AG	92,421
120	Geberit AG	55,697
81	Givaudan SA	199,307
3,414	Kuehne & Nagel International AG	541,717
854	LafargeHolcim, Ltd.	42,279
370	Lonza Group AG	126,576
27,910	Nestle SA	2,323,134
15,078	Novartis AG	1,297,891
1,570	Pargesa Holding SA	126,140
960	Partners Group Holding AG	761,010
6,843	Roche Holdings AG	1,654,743
230	SGS SA	605,575
1,260	Sika AG	183,355
1,504	Sonova Holding AG	298,496
519	Straumann Holding AG	390,996

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Switzerland (Continued)
1,155	Swiss Life Holding AG	$437,943
669	Swiss Re AG	61,639
271	Swisscom AG	122,914
2,843	Temenos AG	463,046
415	The Swatch Group AG - Group I	164,935
1,708	The Swatch Group AG - Group N	133,032
10,691	UBS Group AG	168,796
801	Zurich Insurance Group AG	252,560

		11,942,830

	United Kingdom - 13.81%
33,417	3i Group PLC	409,189
24,030	Admiral Group PLC	651,390
40,685	Anglo American PLC	910,168
9,095	Ashtead Group PLC	288,570
5,413	Associated British Foods PLC	161,554
9,859	AstraZeneca PLC	768,455
148,847	Auto Trader Group PLC	865,884
9,519	Berkeley Group Holdings PLC	456,027
14,898	BHP Billiton PLC	325,100
154,770	BP Plc	1,186,279
8,248	British American Tobacco PLC	384,528
26,654	British Sky Broadcasting Group PLC	600,611
39,713	Burberry Group PLC	1,042,841
53,786	Centrica PLC	108,696
3,098	Coca-Cola European Partners PLC	140,866
10,405	Coca-Cola HBC AG	354,491
4,461	Croda International PLC	302,385
14,412	Diageo PLC	510,592
19,487	Direct Line Insurance Group Plc	82,251
7,235	easyJet PLC	123,807
23,023	Experian PLC	590,775
34,567	GlaxoSmithKline PLC	693,235
6,282	GVC Holdings PLC	75,174
44,356	Hargreaves Lansdown PLC	1,291,237
161,500	HSBC Holdings PLC	1,409,158
5,974	Imperial Brands PLC	207,884
10,253	Informa PLC	101,839
9,245	InterContinental Hotels Group PLC	575,478
96,984	International Consolidated Airlines Group SA	831,984
1,625	Intertek Group PLC	105,711
15,363	Investec PLC	107,774
203,508	J. Sainsbury PLC	852,601
45,075	Kingfisher PLC	152,410
124,791	Legal & General Group PLC	426,013
299,693	Lloyds Banking Group PLC	230,491
4,133	London Stock Exchange Group PLC	246,976
97,998	Marks & Spencer Group PLC	368,714
48,999	Mediclinic International PLC	273,666
26,808	Meggitt PLC	197,922
10,390	Merlin Entertainments PLC	54,186
7,253	Micro Focus International PLC	134,884
9,045	Next PLC	647,319
4,883	NMC Health PLC	215,854
23,007	Pearson PLC	266,339
10,020	Persimmon PLC	308,491
22,351	Prudential PLC	512,468
16,232	RELX PLC (LN)	341,469
15,890	RELX PLC (EB)	333,836

Number of Shares		Value
	United Kingdom (Continued)
10,331	Rio Tinto PLC	$521,114
17,555	Rolls-Royce Holdings PLC (a)	225,853
33,593	Royal Dutch Shell Plc - Class A	1,151,859
27,187	Royal Dutch Shell Plc - Class B	951,729
184,206	Royal Mail PLC	1,145,102
3,073	Schroders PLC	123,776
32,082	Smith & Nephew PLC	585,328
3,172	Smiths Group PLC	61,760
5,860	Standard Chartered PLC	48,552
37,775	Taylor Wimpey PLC	84,435
137,159	Tesco PLC	428,832
46,551	The Sage Group PLC	355,537
6,204	Travis Perkins PLC	86,094
18,949	TUI AG	363,493
11,891	Unilever PLC	653,225
286,414	Vodafone Group PLC	613,680
8,185	Whitbread PLC	503,068
111,857	Wm Morrison Supermarkets PLC	378,188

		29,509,197

	Total Common Stocks (Cost $173,779,231)	202,166,750

	INVESTMENT COMPANIES - 3.06%
	Canada - 0.26%
19,586	iShares MSCI Canada ETF (b)	563,685

	Japan - 2.79%
87,768	iShares MSCI EAFE ETF	5,967,346

	Total Investment Companies (Cost $6,309,575)	6,531,031

	PARTICIPATORY NOTES - 0.11%
	Switzerland - 0.11%
26	Chocoladefabriken Lindt & Spruengli AG (e)	181,961
268	Schindler Holding AG (e)	66,881

	Total Participatory Notes (Cost $242,578)	248,842

	PREFERRED STOCKS - 0.38%
	Germany - 0.38%
6,028	FUCHS PETROLUB SE - Preference Shares	336,380
1,979	Porsche Automobil Holding SE	133,221
1,168	Sartorius AG	189,322
3,645	Schaeffler AG	46,494
592	Volkswagen AG - Preference Shares	103,963

	Total Preferred Stocks (Cost $782,140)	809,380

	REAL ESTATE INVESTMENT TRUSTS - 0.44%
	Australia - 0.05%
13,957	Goodman Group	104,700

	France - 0.14%
720	Covivio	75,180
988	Gecina SA	164,955
664	ICADE	61,375

		301,510

	Hong Kong - 0.11%
23,827	Link Real Estate Investment Trust	234,600

	United Kingdom - 0.14%
35,903	Segro PLC	298,761

	Total Real Estate Investment Trusts (Cost $883,683)	939,571

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Number of Shares		Value
	RIGHTS - 0.00%
	Australia - 0.00%
1	Harvey Norman Holdings, Ltd. (a)	$0

	Total Rights (Cost $0)	0

	SHORT TERM INVESTMENTS - 0.44%
	Money Market Funds - 0.44%
937,164	Deutsche Government Money Market Series - Institutional Shares Effective Yield 1.93% (d)	937,164

	Total Short Term Investments (Cost $937,164)	937,164

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.12%
	Investments Purchased with Proceeds from Securities Lending - 1.12%
2,398,152	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 2.32% (d)	2,398,152

	Total Investments Purchased with Proceeds from Securities Lending (Cost $2,398,152)	2,398,152

	Total Investments (Cost $185,332,523) - 100.14%	214,030,890
	Liabilities in Excess of Other Assets - (0.14)%	(308,582)

	TOTAL NET ASSETS - 100.00%	$213,722,308

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Value determined using significant unobservable inputs.
(d)	Seven-day yield as of September 30, 2018.
(e)	Represents the value of the underlying security. See note 3t. of the Notes to Financial Statements.
(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

Glossary of Terms

ADR	American Depositary Receipt
LN	London Stock Exchange
EB	Cboe European Equities

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY (Unaudited)

September 30, 2018

COMMON STOCKS
0.43%
Aerospace & Defense	0.98%
Air Freight & Logistics	1.11%
Airlines	0.93%
Auto Components	0.82%
Automobiles	1.99%
Banks	7.37%
Beverages	1.59%
Biotechnology	0.33%
Building Products	0.13%
Capital Markets	2.70%
Chemicals	3.15%
Commercial Services & Supplies	0.47%
Communications Equipment	0.19%
Construction & Engineering	1.43%
Construction Materials	0.29%
Consumer Finance	0.27%
Distributors	0.17%
Diversified Financial Services	0.97%
Diversified Telecommunication Services	1.21%
Electric Utilities	1.20%
Electrical Equipment	0.55%
Electronic Equipment, Instruments & Components	1.76%
Energy Equipment & Services	0.02%
Entertainment	0.08%
Food & Staples Retailing	4.65%
Food Products	3.46%
Gas Utilities	0.35%
Health Care Equipment & Supplies	2.33%
Health Care Providers & Services	1.17%
Health Care Technology	0.18%
Hotels, Restaurants & Leisure	2.22%
Household Durables	1.42%
Household Products	0.70%
Independent Power and Renewable Electricity Producers	0.23%
Industrial Conglomerates	0.68%
Insurance	5.70%
Interactive Media & Services	0.81%
Internet & Direct Marketing Retail	0.75%
IT Services	1.91%
Leisure Products	0.42%
Machinery	1.34%
Marine	0.48%
Media	1.44%
Metals & Mining	2.81%
Multiline Retail	1.27%
Multi-Utilities	0.18%
Oil, Gas & Consumable Fuels	4.94%
Paper & Forest Products	0.55%
Personal Products	1.90%
Pharmaceuticals	5.84%
Professional Services	1.66%

Real Estate Management & Development	1.28%
Road & Rail	0.48%
Semiconductors & Semiconductor Equipment	0.77%
Software	2.47%
Specialty Retail	2.30%
Technology Hardware, Storage & Peripherals	0.53%
Textiles, Apparel & Luxury Goods	3.48%
Tobacco	0.54%
Trading Companies & Distributors	2.43%
Transportation Infrastructure	0.24%
Wireless Telecommunication Services	0.54%

TOTAL COMMON STOCKS	94.59%

INVESTMENT COMPANIES
Exchange Traded Funds	3.06%

TOTAL INVESTMENT COMPANIES	3.06%

PARTICIPATORY NOTES
Food Products	0.08%
Machinery	0.03%

TOTAL PARTICIPATORY NOTES	0.11%

PREFERRED STOCKS
Auto Components	0.02%
Automobiles	0.11%
Chemicals	0.16%
Health Care Equipment & Supplies	0.09%

TOTAL PREFERRED STOCKS	0.38%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	0.44%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.44%

RIGHTS
Specialty Retail	0.00%

TOTAL RIGHTS	0.00%

SHORT TERM INVESTMENTS
Money Market Funds	0.44%

TOTAL SHORT TERM INVESTMENTS	0.44%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Investments Purchased with Proceeds from Securities Lending Collateral	1.12%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	1.12%

100.14%
Liabilities in Excess of Other Assets	(0.14)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Principal Amount		Value
	ASSET BACKED SECURITIES - 18.93%
395,000	AIMCO CLO Series 2015-A, 3.189% (3 Month LIBOR USD + 0.850%, 0.850% Floor), 01/15/2028 (b)(c)	$393,395
510,000	Ally Auto Receivables Trust 2017-4 Series 2017-4, 1.750%, 12/15/2021	504,146
395,000	Ally Master Owner Trust Series 2018-1, 2.700%, 01/15/2023	391,085
223,148	Americredit Automobile Receivables Trust Series 2016-4, 1.530%, 07/08/2021	222,046
320,000	AmeriCredit Automobile Receivables Trust Series 2017-3-A3, 1.900%, 03/18/2022	316,109
392,000	AMMC CLO 21 Ltd. Series 2017-21, 3.599% (3 Month LIBOR USD + 1.250%, 0.000% Floor), 11/02/2030 (b)(c)	392,757
500,000	Apidos CLO XII Series 2013-12A, 3.419% (3 Month LIBOR USD + 1.080%, 0.000% Floor), 04/15/2031 (b)(c)	498,690
250,000	Atlas Senior Loan Fund X Ltd. Series 2018-10A, 3.429% (3 Month LIBOR USD + 1.090%, 0.000% Floor), 01/15/2031 (b)(c)	248,861
400,000	Atrium XII Series 2015-12R, 3.177% (3 Month LIBOR USD + 0.830%, 0.000% Floor), 04/22/2027 (b)(c)	398,776
250,000	Babson CLO Ltd. Series 2013-IIA, 3.538% (3 Month LIBOR USD + 1.190%, 0.000% Floor), 10/20/2030 (b)(c)	250,001
	Barings CLO, Ltd.
575,000	Series 2013-IA, 3.148% (3 Month LIBOR USD + 0.800%, 0.800% Floor), 01/20/2028 (b)(c)	571,835
250,000	Series 2018-III, 3.020% (3 Month LIBOR USD + 0.950%, 0.000% Floor), 07/20/2029 (b)(c)	249,110
	BlueMountain CLO, Ltd.
390,000	Series 2015-2, 3.260% (3 Month LIBOR USD + 0.930%, 0.930% Floor), 07/19/2027 (b)(c)	389,915
397,000	Series 2013-2R, 3.527% (3 Month LIBOR USD + 1.180%, 0.000% Floor), 10/22/2030 (b)(c)	397,380
403,000	Series 2015-3R, 3.348% (3 Month LIBOR USD + 1.000%, 0.000% Floor), 04/20/2031 (b)(c)	399,845
315,000	BMW Vehicle Lease Trust Series 2017-2, 2.070%, 10/20/2020	312,581
385,000	Bristol Park CLO Ltd. Series 2016-1, 3.759% (3 Month LIBOR USD + 1.420%, 0.000% Floor), 04/15/2029 (b)(c)	385,448
735,000	Capital One Multi-Asset Execution Trust Series 2016-3A, 1.340%, 04/15/2022	727,984
	Carlyle Global Market Strategies CLO, Ltd.
250,000	Series 2013-2, 3.223% (3 Month LIBOR USD + 0.890%, 0.000% Floor), 01/18/2029 (b)(c)	247,712
250,000	Series 2013-3A, 3.439% (3 Month LIBOR USD + 1.100%, 0.000% Floor), 10/15/2030 (b)(c)	249,972
370,000	Series 2013-4A, 3.339% (3 Month LIBOR USD + 1.000%, 1.000% Floor), 01/15/2031 (b)(c)	368,110
250,000	Series 2018-1, 3.075% (3 Month LIBOR USD + 1.020%, 0.000% Floor), 04/20/2031 (b)(c)	248,944
645,000	Chase Issuance Trust Series 2016-2, 1.370%, 06/15/2021	638,899
	CIFC Funding, Ltd.
365,000	Series 2013-IR, 3.589% (3 Month LIBOR USD + 1.250%, 0.000% Floor), 07/15/2030 (b)(c)	365,760

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
390,000	Series 2013-IIR, 3.543% (3 Month LIBOR USD + 1.210%, 0.000% Floor), 10/18/2030 (b)(c)	$390,621
250,000	Series 2015-IR, 3.457% (3 Month LIBOR USD + 1.110%, 1.110% Floor), 01/22/2031 (b)(c)	249,359
250,000	Series 2018-1, 3.157% (3 Month LIBOR USD + 1.000%, 0.000% Floor), 04/18/2031 (b)(c)	248,156
13,920	CIG AUTO RECEIVABLES TRUST Series 2017-1, 2.710%, 05/15/2023 (c)	13,828
105,000	CNH Equipment Trust Series 2018-A, 3.300%, 04/15/2025	105,004
13,390	Conn’s Receivables Funding LLC Series 2017-B, 2.730%, 07/15/2020 (c)(h)	13,389
156,607	Credit Suisse ABS Trust Series 2018-A, 3.420%, 07/25/2024 (c)(h)	156,680
189,525	Domino’s Pizza Master Issuer LLC Series 2018-1, 4.116%, 07/25/2048 (c)(h)	188,987
530,000	Dryden 50 Senior Loan Fund Series 2017-50, 3.559% (3 Month LIBOR USD + 1.220%, 0.000% Floor), 07/15/2030 (b)(c)	530,367
108,272	Engs Commercial Finance Trust Series 2018-1, 2.970%, 02/22/2021 (c)(h)	108,252
269,691	Flagship Credit Auto Trust Series 2018-2, 2.970%, 10/17/2022 (c)	269,435
300,000	Ford Credit Auto Lease Trust Series 2017-B, 2.030%, 12/15/2020	297,507
485,000	Ford Credit Auto Owner Trust Series 2015-A, 2.030%, 08/15/2020	483,071
295,000	Galaxy XXII CLO, Ltd. Series FLT, 3.339% (3 Month LIBOR USD + 1.000%, 1.000% Floor), 07/17/2028 (b)(c)	294,419
100,000	GCO Education Loan Funding Trust Series 2006-1, 2.541% (3 Month LIBOR USD + 0.230%, 0.230% Floor), 05/25/2036 (b)	97,652
570,000	GM Financial Automobile Leasing Trust Series 2017-1, 2.060%, 05/20/2020	567,962
300,000	GTP Acquisition Partners I LLC Series 2015-2, 3.482%, 06/15/2050 (c)	292,431
	KKR Financial CLO, Ltd.
340,000	Series 2016-16, 3.838% (3 Month LIBOR USD + 1.490%, 0.000% Floor), 01/22/2029 (b)(c)	340,824
250,000	Series 2013-IA, 3.629% (3 Month LIBOR USD + 1.290%, 0.000% Floor), 04/15/2029 (b)(c)	251,307
400,000	Series 2015-11R, 3.519% (3 Month LIBOR USD + 1.180%, 0.000% Floor), 01/15/2031 (b)(c)	400,307
280,000	Series 2014-21, 3.345% (3 Month LIBOR USD + 1.000%, 0.000% Floor), 04/15/2031 (b)(c)	277,950
250,000	LCM XX LP 3.379% (3 Month LIBOR USD + 1.040%, 1.400% Floor, 10/20/2027 (b)(c)	250,000
320,000	LCM XXII, Ltd. Series 21-A, 3.828% (3 Month LIBOR USD + 1.480%, 0.000% Floor), 10/20/2028 (b)(c)	322,054
250,000	LCM XXV, Ltd. Series 2017-25, 3.558% (3 Month LIBOR USD + 1.210%, 0.000% Floor), 07/20/2030 (b)(c)	250,336
100,000	Lendmark Funding Trust Series 2016-A, 3.260%, 04/21/2025 (c)(h)	100,118
261,000	Madison Park Funding XI, Ltd. Series 2013-11A, 3.507% (3 Month LIBOR USD + 1.160%, 0.000% Floor), 07/23/2029 (b)(c)	261,117

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
101,590	Marlette Funding Trust Series 2018-2, 3.060%, 07/17/2028 (c)(h)	$101,448
76,071	Nationstar HECM Loan Trust Series 2018-IA, 2.760%, 02/25/2028 (a)(c)	76,156
270,000	Neuberger Berman CLO XX, Ltd. Series 2015-20R, 3.139% (3 Month LIBOR USD + 0.800%, 0.000% Floor), 01/18/2028 (b)(c)	269,543
	Neuberger Berman CLO, Ltd.
401,000	Series 2017-16A, 3.189% (3 Month LIBOR USD + 0.850%, 0.000% Floor), 01/18/2028 (b)(c)	398,731
345,000	Series 2018-27A, 3.739% (3 Month LIBOR USD + 1.400%, 0.000% Floor), 01/15/2030 (b)(c)	340,789
	NRZ Advance Receivables Trust
73,500	Series 2016-T2, 2.575%, 10/15/2049 (c)	72,964
136,000	Series 2015-ON1, 3.107%, 12/15/2050 (c)	134,675
120,000	Series 2017-T1, 3.214%, 02/15/2051 (c)	118,901
	NRZ Excess Spread-Collateralized Notes Series
325,146	Series 2018-PLS1, 3.193%, 01/25/2023 (c)	323,543
119,728	Series 2018-PLS2, 3.265%, 02/25/2023 (c)	118,913
273,164	Series 2018-FNT1, 3.610%, 05/25/2023 (c)	272,853
304,722	Series 2018-FNT2, 3.790%, 07/25/2024 (c)	305,232
	OCP CLO Ltd.
275,000	Series 2015-8R, 3.186% (3 Month LIBOR USD + 0.850%, 0.000% Floor), 04/17/2027 (b)(c)	274,313
335,000	Series 2015-9R, 3.139% (3 Month LIBOR USD + 0.800%, 0.000% Floor), 07/15/2027 (b)(c)	334,216
250,000	Octagon Investment Partners XXI Ltd. Series 2014-IR, 3.669% (3 Month LIBOR USD + 1.350%, 0.000% Floor), 11/16/2026 (b)(c)	250,123
	OneMain Financial Issuance Trust
331,000	Series 2018-1A, 3.300%, 03/14/2029 (c)	328,628
120,000	Series 2017-1A, 2.370%, 09/14/2032 (c)	117,994
250,000	OZLM VII Ltd. Series 2014-7R, 3.346% (3 Month LIBOR USD + 1.010%, 1.010% Floor), 07/17/2029 (b)(c)	249,112
300,000	OZLM XII Ltd. Series 2015-12R, 3.241% (3 Month LIBOR USD + 1.050%, 0.000% Floor), 04/30/2027 (b)(c)	299,693
250,000	Palmer Square Loan Funding 2018-4 Ltd. 0.000% (3 Month LIBOR USD + 1.450%, 0.000% Floor), 11/15/2026 (b)(c)	250,000
140,914	Prosper Marketplace Issuance Trust Series 2018-IA, 3.110%, 06/17/2024 (c)	140,820
180,000	Regional Management Issuance Trust Series 2018-1, 3.830%, 07/15/2027 (c)(h)	176,892
400,000	RR 3, Ltd. Series 2014-R2, 3.429% (3 Month LIBOR USD + 1.090%, 1.090% Floor), 01/15/2030 (b)(c)	398,988
250,000	Shackleton 2014-VI-R CLO, Ltd. 3.356% (3 Month LIBOR USD + 1.020%, 1.020% Floor), 07/17/2028 (b)(c)	248,970
125,519	Skopos Auto Receivables Trust Series 2018-1A, 3.190%, 09/15/2021 (c)(h)	125,500
	Sofi Consumer Loan Program Trust
127,066	Series 2018-2, 2.930%, 04/26/2027 (c)	126,820
246,479	Series 2016-2, 3.090%, 10/27/2025 (c)(h)	246,042
142,909	Series 2018-1, 2.550%, 02/25/2027 (c)	142,318
315,000	Sound Point CLO II, Ltd. Series 2013-1A, 3.405% (3 Month LIBOR USD + 1.070%, 1.070% Floor), 01/27/2031 (b)(c)	313,542

Principal Amount		Value
335,000	Sound Point CLO III, Ltd. Series 2013-2A, 3.298% (3 Month LIBOR USD + 0.950%, 0.000% Floor), 04/15/2029 (b)(c)	$333,073
250,000	Sound Point CLO IV-R, Ltd. Series 2013-3A, 3.651% (3 Month LIBOR USD + 1.150%, 1.150% Floor), 04/18/2031 (b)(c)	249,728
401,000	Sound Point CLO XVIII, Ltd. Series 2017-4A, 3.468% (3 Month LIBOR USD + 1.120%, 0.000% Floor), 01/21/2031 (b)(c)	399,558
125,000	Springleaf Funding Trust Series 2017-A, 2.680%, 07/15/2030 (c)	122,544
395,000	TICP CLO III, Ltd. Series 2018-3A, 3.199% (3 Month LIBOR USD + 0.840%, 0.840% Floor), 04/20/2028 (b)(c)	392,683
	Voya CLO, Ltd.
400,000	Series 2014-3, 3.055% (3 Month LIBOR USD + 0.720%, 0.000% Floor), 07/25/2026 (b)(c)	399,911
480,000	Series 2015-1, 3.233% (3 Month LIBOR USD + 0.900%, 0.900% Floor), 01/18/2029 (b)(c)	478,428
79,400	Wendy’s Funding LLC Series 2018-1, 3.884%, 03/15/2048 (c)(h)	76,315
230,000	World Omni Auto Receivables Trust Series 2017-B, 1.950%, 02/15/2023	225,494
400,000	Z Capital Credit Partners CLO, Ltd. Series 2015-1, 3.289% (3 Month LIBOR USD + 0.950%, 0.950% Floor), 07/16/2027 (b)(c)	399,011

	Total Asset Backed Securities (Cost $25,696,957)	25,564,958

	COLLATERALIZED MORTGAGE OBLIGATIONS - 10.93%
204,966	Ajax Mortgage Loan Trust Series 2017-B, 3.163%, 09/25/2056 (a)(c)	200,880
	Angel Oak Mortgage Trust LLC
16,337	Series 2017-1, 2.810%, 01/25/2047 (a)(c)	16,243
33,080	Series 2017-2, 2.478%, 07/25/2047 (a)(c)	32,617
31,318	Series 2017-3, 2.708%, 11/25/2047 (a)(c)	30,924
170,007	Series 2018-1, 3.258%, 04/25/2048 (a)(c)	170,416
230,416	Series 2018-3, 3.649%, 09/25/2048 (a)(c)	230,788
259,971	Arroyo Mortgage Trust Series 2018-1, 3.763%, 04/25/2048 (a)(c)	259,506
106,563	Bayview Koitere Fund Trust Series 2017-RT4, 3.500%, 07/28/2057 (a)(c)	105,846
295,052	Bayview Mortgage Fund IVc Trust Series 2017-RT3A, 3.500%, 01/28/2058 (a)(c)	293,186
	Bayview Opportunity Master Fund IVa Trust
268,940	Series 2017-SPL5A, 3.500%, 07/28/2057 (a)(c)	267,930
89,756	Series 2017-SPL1A, 4.000%, 10/28/2064 (a)(c)	90,485
	Bayview Opportunity Master Fund IVb Trust
75,593	Series 2017-SPL3, 4.000%, 11/28/2053 (a)(c)	75,988
101,457	Series 2017-RT6, 3.500%, 10/28/2057 (a)(c)	101,057
	BBCMS Mortgage Trust
132,000	Series 2017-DELC, 3.008% (1 Month LIBOR USD + 0.850%), 08/15/2036 (b)(c)	132,205
374,000	Series 2017-C1, 3.674%, 02/17/2050	370,197
92,000	CD 2017-CD4 Mortgage Trust Series 2017-CD4, 3.514%, 05/12/2050 (a)	90,542
153,000	CFCRE Commercial Mortgage Trust Series 2017-C8, 3.572%, 06/17/2050	150,156
44,197	Chase Mortgage Finance Trust Series 2007-A1, 3.857%, 02/25/2037 (a)	44,409

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
99,153	CIM Trust Series 2017-7, 3.000%, 04/25/2057 (a)(c)	$98,192
	Citigroup Commercial Mortgage Trust
407,000	Series 2016-P4, 2.902%, 07/12/2049	384,263
383,000	Series 2016-P6, 3.720%, 12/10/2049 (a)	382,404
	Citigroup Mortgage Loan Trust, Inc
310,991	Series 2018-R2, 3.500%, 02/25/2058 (a)(c)	311,744
137,124	Series 2018-R, 3.000%, 09/25/2064 (a)(c)	137,788
	COLT Mortgage Loan Trust
40,253	Series 2017-1, 2.614%, 05/27/2047 (a)(c)	40,043
89,552	Series 2018-1, 2.930%, 02/25/2048 (a)(c)	88,805
239,576	Series 2018-2, 3.470%, 07/27/2048 (a)(c)	239,974
120,000	COMM Mortgage Trust Series 2013-300P, 4.353%, 08/12/2030 (c)	124,480
	Countrywide Home Loans, Inc.
9,982	Series 2004-HYB6, 3.975%, 11/20/2034 (a)	10,216
87,527	Series 2005-11, 2.816% (1 Month LIBOR USD + 0.600%, 0.300% Floor, 10.500% Cap), 03/25/2035 (b)	80,973
44,778	CSMC Trust Series 2017-FHA1, 3.250%, 04/25/2047 (a)(c)	43,658
394,000	DBJPM Mortgage Trust Series 2016-C3, 2.890%, 08/12/2049	372,718
	Deephaven Residential Mortgage Trust
59,079	Series 2017-3, 2.577%, 10/25/2047 (a)(c)	58,699
217,267	Series 2018-2, 3.479%, 04/25/2058 (a)(c)	216,790
58,696	Finance of America Structured Securities Trust Series 2017-HB 1, 2.321%, 11/25/2027 (a)(c)	58,696
383,395	Four Times Square Trust Series 2006-4TS, 5.401%, 12/13/2028 (c)	398,606
81,308	Galton Funding Mortgage Trust 2017-1 Series 2018-1, 3.500%, 11/25/2057 (a)(c)	81,124
	GS Mortgage Securities Trust
145,000	Series 2012-ALOH, 3.551%, 04/12/2034 (c)	145,579
145,000	Series 2012-BWTR, 2.954%, 11/07/2034 (c)	141,337
35,000	Series 2015-GC34, 3.506%, 10/13/2048	34,676
370,000	Series 2016-GS4, 3.442%, 11/15/2049 (a)	362,836
107,921	Series 2017-GS5, 3.674%, 03/11/2050	107,534
650,295	JPMBB Commercial Mortgage Securities Trust Series 2013-C12, 3.157%, 07/17/2045	650,300
	Mill City Mortgage Loan Trust
305,193	Series 2018-2, 3.500%, 05/25/2058 (a)(c)	303,561
324,384	Series 2017-3, 2.750%, 01/25/2061 (a)(c)	318,178
224,931	Series 2018-1, 3.250%, 05/25/2062 (a)(c)	222,303
212,316	Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, 3.236% (1 Month LIBOR USD + 1.020%, 0.680% Floor), 10/25/2033 (b)	210,906
	Morgan Stanley Bank of America Merrill Lynch Trust
175,000	Series 2016-C29, 3.325%, 05/17/2049	170,516
403,000	Series 2016-C30, 2.860%, 09/17/2049	377,739
	Morgan Stanley Capital I Trust
185,000	Series 2014-MP, 3.469%, 08/11/2033 (c)	186,181
152,000	Series 2017-H1, 3.530%, 06/17/2050	148,697
	New Residential Mortgage Loan Trust
108,083	Series 2016-2, 3.750%, 11/25/2035 (a)(c)	108,174
86,021	Series 2016-4, 3.750%, 11/25/2056 (a)(c)	85,822
146,155	Series 2017-1, 4.000%, 02/25/2057 (a)(c)	146,932
129,539	Series 2017-2, 4.000%, 03/25/2057 (a)(c)	130,582

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
74,385	Series 2017-3, 4.000%, 04/25/2057 (a)(c)	$74,887
81,550	Series 2017-4, 4.000%, 05/25/2057 (a)(c)	82,138
94,195	Series 2017-5, 3.716% (1 Month LIBOR USD + 1.500%, 1.500% Floor), 06/25/2057 (b)(c)	97,011
104,691	Series 2017-6, 4.000%, 08/25/2057 (a)(c)	105,270
225,516	Series 2018-1, 4.000%, 12/25/2057 (a)(c)	228,085
230,824	Series 2018-2, 4.500%, 02/25/2058 (a)(c)	236,019
130,000	OBP Depositor LLC Trust Series 2010-OBP, 4.646%, 07/17/2045 (c)	132,580
	SBA Tower Trust
155,000	Series 2014-1-2, 2.898%, 10/15/2044 (c)	154,728
90,000	Series 2017-1, 3.168%, 04/15/2047 (c)	88,683
125,000	Series 2018-1, 3.448%, 03/15/2048 (c)	123,311
75,000	SG Commercial Mortgage Securities Trust Series 2016-C5, 3.055%, 10/13/2048	71,242
215,407	SG Residential Mortgage Trust Series 2018 A-1, 3.425%, 04/25/2048 (a)(c)	215,393
	Towd Point Mortgage Trust
190,625	Series 2015-6, 2.750%, 04/25/2055 (a)(c)	187,390
72,695	Series 2016-2, 2.750%, 08/25/2055 (a)(c)	71,284
80,727	Series 2016-3, 2.250%, 08/25/2055 (a)(c)	79,106
164,664	Series 2017-1, 2.750%, 10/25/2056 (a)(c)	161,854
87,765	Series 2017-5, 2.816% (1 Month LIBOR USD + 0.600%, 0.000% Floor), 02/26/2057 (b)(c)	88,063
332,005	Series 2017-2, 2.750%, 04/25/2057 (a)(c)	326,185
78,087	Series 2017-3, 2.750%, 06/25/2057 (a)(c)	76,405
90,096	Series 2017-4, 2.750%, 06/25/2057 (a)(c)	87,992
360,893	Series 2017-6, 2.750%, 10/25/2057 (a)(c)	352,006
116,832	Series 2018-1, 3.000%, 01/28/2058 (a)(c)	115,531
317,200	Series 2018-2, 3.250%, 03/25/2058 (a)(c)	313,069
225,778	Series 2018-3, 3.750%, 05/25/2058 (a)(c)	226,544
	Verus Securitization Trust
262,012	Series 2017-SG1, 2.690%, 11/25/2047 (a)(c)	260,002
240,513	Verus Securitization Trust 2018-2 Series 2018-2, 3.677%, 07/25/2058 (a)(c)	240,635
380,000	Wells Fargo Commercial Mortgage Trust Series 2017-RB1, 3.635%, 03/17/2050	375,561
540,000	Wells Fargo-RBS Commercial Mortgage Trust Series 2014-C19, 3.660%, 03/15/2047	543,376

	Total Collateralized Mortgage Obligations (Cost $15,052,678)	14,758,751

	CORPORATE OBLIGATIONS - 30.23%
	Aerospace & Defense - 0.65%
185,000	Lockheed Martin Corp. 4.090%, 09/15/2052	176,916
	United Technologies Corp.
385,000	3.650%, 08/16/2023	383,715
100,000	3.950%, 08/16/2025	99,675
205,000	3.125%, 05/04/2027	191,850
25,000	4.625%, 11/16/2048	25,241

		877,397

	Air Freight & Logistics - 0.16%
	FedEx Corp.
50,000	4.100%, 02/01/2045	45,805
15,000	4.550%, 04/01/2046	14,747
105,000	4.400%, 01/15/2047	100,690
60,000	4.050%, 02/15/2048	54,670

		215,912

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Airlines - 0.14%
	Delta Air Lines, Inc.
90,000	3.625%, 03/15/2022	$88,945
100,000	3.800%, 04/19/2023	98,324

		187,269

	Automobiles - 0.34%
70,000	Ford Motor Co. 5.291%, 12/08/2046	62,561
	General Motors Co.
15,000	6.250%, 10/02/2043	15,430
175,000	6.750%, 04/01/2046	190,033
130,000	5.400%, 04/01/2048 (d)	121,781
70,000	5.950%, 04/01/2049	69,772

		459,577

	Banks - 6.12%
200,000	Banco Santander SA 3.800%, 02/23/2028	182,061
	Bank of America Corp.
345,000	2.250%, 04/21/2020	340,668
35,000	2.503%, 10/21/2022	33,534
370,000	3.124% (3 Month LIBOR USD + 1.160%), 01/20/2023 (a)	363,542
190,000	4.100%, 07/24/2023	193,911
45,000	4.000%, 01/22/2025	44,446
330,000	3.366% (3 Month LIBOR USD + 0.810%), 01/23/2026 (a)	317,626
85,000	4.183%, 11/25/2027 (d)	83,119
100,000	6.110%, 01/29/2037	115,336
200,000	5.000%, 01/21/2044	213,525
200,000	Barclays Bank PLC 2.650%, 01/11/2021 (d)	196,132
270,000	BNP Paribas SA 3.375%, 01/09/2025 (c)	255,953
250,000	BPCE SA 2.750%, 01/11/2023 (c)	239,160
	Citigroup, Inc.
240,000	2.700%, 10/27/2022	231,001
55,000	3.412% (3 Month LIBOR USD + 1.100%), 05/17/2024 (b)	55,473
360,000	3.700%, 01/12/2026	349,845
235,000	4.300%, 11/20/2026	232,070
75,000	4.450%, 09/29/2027	74,215
245,000	3.887% (3 Month LIBOR USD + 1.563%), 01/10/2028 (a)	238,105
35,000	3.520% (3 Month LIBOR USD + 1.151%), 10/27/2028 (a)	32,972
250,000	Credit Agricole SA 4.000% (5 Year Swap Rate USD + 1.644%), 01/10/2033 (a)(c)	232,447
280,000	European Investment Bank 2.375%, 06/15/2022	273,460
65,000	Fifth Third Bancorp 2.875%, 07/27/2020	64,615
570,000	HSBC Holdings PLC 3.262% (3 Month LIBOR USD + 1.055%), 03/13/2023 (a)	558,758
200,000	Intesa Sanpaolo SpA 3.875%, 01/12/2028 (c)	169,268

Principal Amount		Value
	Banks (Continued)
	JPMorgan Chase & Co.
80,000	3.572% (3 Month LIBOR USD + 1.230%), 10/24/2023 (b)	$81,649
150,000	3.797% (3 Month LIBOR USD + 0.890%), 07/23/2024 (a)	149,891
225,000	3.220% (3 Month LIBOR USD + 1.155%), 03/01/2025 (a)	218,182
170,000	3.300%, 04/01/2026	163,061
90,000	2.950%, 10/01/2026	83,759
300,000	3.782% (3 Month LIBOR USD + 1.337%), 02/01/2028 (a)	292,259
205,000	3.509% (3 Month LIBOR USD + 0.945%), 01/23/2029 (a)(d)	194,403
	Royal Bank of Canada
185,000	2.125%, 03/02/2020	183,100
120,000	2.150%, 10/26/2020	117,634
235,000	Santander Holdings USA, Inc. 3.700%, 03/28/2022	232,298
200,000	UBS AG 2.450%, 12/01/2020 (c)	196,102
	Wells Fargo & Co.
120,000	2.550%, 12/07/2020	118,148
150,000	2.625%, 07/22/2022	144,956
120,000	3.000%, 04/22/2026	111,786
135,000	3.000%, 10/23/2026	125,406
390,000	3.584% (3 Month LIBOR USD + 1.310%), 05/22/2028 (a)	374,608
1,000	5.606%, 01/15/2044	1,107
105,000	4.400%, 06/14/2046	99,139
45,000	4.750%, 12/07/2046	44,931
250,000	Wells Fargo Bank NA 2.600%, 01/15/2021	245,870

		8,269,531

	Beverages - 0.55%
	Anheuser-Busch InBev Worldwide, Inc.
70,000	3.500%, 01/12/2024	69,354
65,000	8.200%, 01/15/2039	91,507
75,000	4.600%, 04/15/2048	72,940
155,000	4.750%, 04/15/2058	151,109
	Constellation Brands, Inc.
115,000	2.700%, 05/09/2022	110,985
80,000	2.650%, 11/07/2022	76,536
175,000	3.600%, 02/15/2028	164,069
5,000	4.500%, 05/09/2047	4,683

		741,183

	Biotechnology - 0.36%
	Amgen, Inc.
45,000	2.650%, 05/11/2022	43,740
125,000	4.400%, 05/01/2045	121,471
	Gilead Sciences, Inc.
80,000	2.500%, 09/01/2023	76,403
260,000	4.150%, 03/01/2047	246,926

		488,540

	Capital Markets - 2.36%
	Morgan Stanley
75,000	2.625%, 11/17/2021	72,956
35,000	2.750%, 05/19/2022	33,958

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Capital Markets (Continued)
195,000	3.737% (3 Month LIBOR USD + 0.847%), 04/24/2024 (a)	$193,545
230,000	3.700%, 10/23/2024	226,642
190,000	3.125%, 07/27/2026	177,196
40,000	4.350%, 09/08/2026	39,757
50,000	3.950%, 04/23/2027	48,077
580,000	3.591% (3 Month LIBOR USD + 1.340%), 07/22/2028 (a)	550,912
15,000	3.971% (3 Month LIBOR USD + 1.455%), 07/22/2038 (a)	14,050
155,000	The Bank of New York Mellon Corp. 2.661% (3 Month LIBOR USD + 0.634%), 05/16/2023 (a)	150,079
	The Goldman Sachs Group, Inc.
117,000	2.750%, 09/15/2020	115,857
275,000	2.876% (3 Month LIBOR USD + 0.821%), 10/31/2022 (a)	268,294
390,000	2.908% (3 Month LIBOR USD + 1.053%), 06/05/2023 (a)	377,537
55,000	2.905% (3 Month LIBOR USD + 0.990%), 07/24/2023 (a)	53,187
140,000	3.500%, 01/23/2025	135,725
150,000	3.272% (3 Month LIBOR USD + 1.201%), 09/29/2025 (a)	143,441
255,000	3.691% (3 Month LIBOR USD + 1.510%), 06/05/2028 (a)	242,965
15,000	4.223% (3 Month LIBOR USD + 1.301%), 05/01/2029 (a)	14,809
140,000	6.750%, 10/01/2037	168,703
90,000	4.017% (3 Month LIBOR USD + 1.373%), 10/31/2038 (a)(d)	83,585
40,000	6.250%, 02/01/2041	48,171
5,000	4.750%, 10/21/2045	5,097
25,000	Willis North America, Inc. 3.600%, 05/15/2024	24,324

		3,188,867

	Chemicals - 0.30%
25,000	Methanex Corp. 5.650%, 12/01/2044	24,159
200,000	Syngenta Finance NV 5.182%, 04/24/2028 (c)	191,697
	The Sherwin-Williams Co.
45,000	3.125%, 06/01/2024	43,277
150,000	3.450%, 06/01/2027	143,009

		402,142

	Commercial Services & Supplies - 0.05%
55,000	ERAC USA Finance LLC 7.000%, 10/15/2037 (c)	69,076

	Communications Equipment - 0.05%
75,000	QUALCOMM, Inc. 3.000%, 05/20/2022	73,828

	Construction & Engineering - 0.07%
95,000	Fluor Corp. 4.250%, 09/15/2028	93,219

Principal Amount		Value
	Consumer Finance - 0.11%
	John Deere Capital Corp.
125,000	1.950%, 06/22/2020	$122,812
25,000	3.450%, 06/07/2023	24,961

		147,773

	Diversified Financial Services - 1.19%
385,000	Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/2026	374,460
	BAT Capital Corp.
500,000	2.297%, 08/14/2020 (c)	490,205
180,000	3.222%, 08/15/2024 (c)	171,791
95,000	4.390%, 08/15/2037 (c)	88,658
75,000	Caterpillar Financial Services Corp. 1.850%, 09/04/2020	73,202
200,000	GlaxoSmithKline Capital PLC 3.125%, 05/14/2021	199,762
160,000	GlaxoSmithKline Capital, Inc. 3.625%, 05/15/2025	159,905
45,000	Shell International Finance BV 4.375%, 05/11/2045	46,842

		1,604,825

	Diversified Telecommunication Services - 1.31%
	AT&T, Inc.
55,000	4.250%, 03/01/2027	54,385
190,000	4.100%, 02/15/2028 (c)	184,812
235,000	4.500%, 05/15/2035	220,179
125,000	6.350%, 03/15/2040	137,876
155,000	4.750%, 05/15/2046	142,135
	Verizon Communications, Inc.
355,000	4.125%, 03/16/2027	357,251
140,000	4.500%, 08/10/2033	139,221
60,000	5.250%, 03/16/2037	64,162
20,000	4.812%, 03/15/2039	20,228
260,000	4.862%, 08/21/2046	260,340
105,000	4.522%, 09/15/2048	100,252
90,000	5.012%, 08/21/2054	90,826
5,000	4.672%, 03/15/2055	4,720

		1,776,387

	Electric Utilities - 1.65%
65,000	Alabama Power Co. 2.450%, 03/30/2022	63,027
50,000	Berkshire Hathaway Energy Co. 3.250%, 04/15/2028	47,395
45,000	Duke Energy Carolinas LLC 2.500%, 03/15/2023	43,278
60,000	Duke Energy Florida LLC 3.400%, 10/01/2046	52,365
60,000	Duke Energy Indiana, Inc. 4.900%, 07/15/2043	65,549
235,000	Duke Energy Progress LLC 4.150%, 12/01/2044	230,358
5,000	Emera US Finance LP 4.750%, 06/15/2046	4,891
185,000	Exelon Corp. 2.450%, 04/15/2021	179,901
20,000	Fortis, Inc. 2.100%, 10/04/2021	19,120

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Electric Utilities (Continued)
	Georgia Power Co.
187,000	2.000%, 09/08/2020	$182,403
85,000	2.400%, 04/01/2021	82,788
20,000	Oncor Electric Delivery Co. LLC 7.000%, 09/01/2022	22,625
	Pacific Gas & Electric Co.
30,000	3.400%, 08/15/2024	28,666
15,000	2.950%, 03/01/2026	13,683
100,000	3.300%, 12/01/2027	91,600
155,000	6.050%, 03/01/2034	176,636
180,000	4.750%, 02/15/2044	175,809
110,000	Sierra Pacific Power Co. 2.600%, 05/01/2026	101,559
	South Carolina Electric & Gas Co.
95,000	3.500%, 08/15/2021	95,107
80,000	4.250%, 08/15/2028	79,837
31,000	5.100%, 06/01/2065	31,187
	Southern California Edison Co.
250,000	2.900%, 03/01/2021	247,730
5,000	3.700%, 08/01/2025	4,972
10,000	4.125%, 03/01/2048	9,583
	The Southern Co.
20,000	2.950%, 07/01/2023	19,233
160,000	3.250%, 07/01/2026	149,476
25,000	4.400%, 07/01/2046	23,907

		2,242,685

	Engineering & Construction - 0.13%
200,000	Mexico City Airport Trust 3.875%, 04/30/2028 (c)	180,002

	Entertainment - 0.27%
	Viacom, Inc.
250,000	4.250%, 09/01/2023	251,968
64,000	4.850%, 12/15/2034	60,705
60,000	4.375%, 03/15/2043	52,549

		365,222

	Financials - 0.19%
250,000	Bank of America Corp. 3.864% (3 Month LIBOR USD + 0.940%), 07/23/2024 (a)	250,162

	Food & Staples Retailing - 0.24%
325,000	Walmart, Inc. 3.400%, 06/26/2023	326,624

	Food Products - 0.49%
	Kraft Heinz Foods Co.
40,000	2.800%, 07/02/2020	39,676
80,000	4.625%, 01/30/2029	80,030
185,000	5.000%, 07/15/2035	183,259
35,000	4.375%, 06/01/2046	31,029
325,000	Nestle Holdings, Inc.
	3.350%, 09/24/2023 (c)	324,400

		658,394

	Gas Utilities - 0.01%
10,000	Southern Co. Gas Capital Corp. 2.450%, 10/01/2023	9,393

Principal Amount		Value
	Health Care Equipment & Supplies - 0.92%
75,000	Abbott Laboratories 2.800%, 09/15/2020	$74,311
	Becton Dickinson and Co.
205,000	3.125%, 11/08/2021	201,891
195,000	3.700%, 06/06/2027	186,808
180,000	Boston Scientific Corp. 4.000%, 03/01/2028	178,191
295,000	Dignity Health 2.637%, 11/01/2019	293,209
	Medtronic, Inc.
46,000	4.375%, 03/15/2035	47,656
65,000	4.625%, 03/15/2045	69,004
	Shire Acquisitions Investments Ireland Designated Activity Co.
70,000	2.400%, 09/23/2021	67,660
125,000	2.875%, 09/23/2023	119,178

		1,237,908

	Health Care Providers & Services - 1.95%
	Anthem, Inc.
150,000	2.500%, 11/21/2020	147,703
280,000	3.650%, 12/01/2027	266,508
75,000	4.101%, 03/01/2028	74,011
	Cardinal Health, Inc.
10,000	2.616%, 06/15/2022	9,576
215,000	3.200%, 03/15/2023	209,140
	Cigna Corp.
30,000	3.050%, 10/15/2027	27,085
25,000	3.875%, 10/15/2047	21,411
	CVS Health Corp.
115,000	3.125%, 03/09/2020	115,056
553,000	2.800%, 07/20/2020	548,104
220,000	2.125%, 06/01/2021	212,485
205,000	4.100%, 03/25/2025	204,740
59,000	3.875%, 07/20/2025	58,227
165,000	2.875%, 06/01/2026	151,570
55,000	5.125%, 07/20/2045	56,748
125,000	5.050%, 03/25/2048	128,346
60,000	Humana, Inc. 2.500%, 12/15/2020	58,925
	UnitedHealth Group, Inc.
55,000	1.700%, 02/15/2019	54,802
70,000	3.350%, 07/15/2022	69,940
20,000	3.500%, 06/15/2023	20,054
135,000	3.950%, 10/15/2042	129,045
40,000	4.750%, 07/15/2045	42,907
10,000	4.250%, 04/15/2047	10,059
15,000	3.750%, 10/15/2047	14,006
10,000	4.250%, 06/15/2048	10,062

		2,640,510

	Hotels, Restaurants & Leisure - 0.29%
100,000	GLP Capital LP / GLP Financing II, Inc. 5.300%, 01/15/2029	100,540
	McDonald’s Corp.
115,000	3.350%, 04/01/2023	114,141
20,000	4.600%, 05/26/2045	20,166
15,000	4.875%, 12/09/2045	15,746
	Starbucks Corp.
90,000	3.800%, 08/15/2025	89,540
55,000	4.000%, 11/15/2028	54,958

		395,091

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Insurance - 1.50%
204,000	American International Group, Inc. 3.375%, 08/15/2020	$204,217
595,000	Assurant, Inc. 3.624% (3 Month LIBOR USD + 1.250%), 03/26/2021 (b)	596,186
135,000	Berkshire Hathaway Finance Corp. 4.200%, 08/15/2048	134,436
45,000	CNA Financial Corp. 3.450%, 08/15/2027	41,745
	Halfmoon Parent, Inc.
115,000	4.125%, 11/15/2025 (c)	114,848
625,000	4.375%, 10/15/2028 (c)	624,435
70,000	Marsh & McLennan Cos., Inc. 4.050%, 10/15/2023	70,722
13,000	Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/2039 (c)	19,999
	New York Life Global Funding
130,000	1.950%, 02/11/2020 (c)	128,173
40,000	2.000%, 04/13/2021 (c)	38,827
55,000	Trinity Acquisition PLC 4.400%, 03/15/2026	54,809

		2,028,397

	Internet & Direct Marketing Retail - 0.33%
200,000	Alibaba Group Holding, Ltd. 3.400%, 12/06/2027	186,635
	Amazon.com, Inc.
15,000	2.800%, 08/22/2024	14,492
180,000	3.875%, 08/22/2037	176,813
60,000	4.950%, 12/05/2044	67,356

		445,296

	IT Services - 0.46%
200,000	Alibaba Group Holding, Ltd. 4.200%, 12/06/2047	182,883
70,000	Fidelity National Information Services, Inc. 4.250%, 05/15/2028	70,273
	Visa, Inc.
165,000	2.800%, 12/14/2022	161,821
160,000	3.150%, 12/14/2025	155,288
45,000	4.300%, 12/14/2045	46,641

		616,906

	Life Sciences Tools & Services - 0.12%
	Thermo Fisher Scientific, Inc.
160,000	3.000%, 04/15/2023	155,283
10,000	2.950%, 09/19/2026	9,277

		164,560

	Machinery - 0.03%
35,000	Fortive Corp. 2.350%, 06/15/2021	33,932

	Media - 1.83%
175,000	21st Century Fox America, Inc. 4.500%, 02/15/2021	180,048
	Charter Communications Operating LLC / Charter Communications Operating Capital
115,000	4.464%, 07/23/2022	117,023
5,000	4.908%, 07/23/2025	5,084
230,000	3.750%, 02/15/2028	212,204

Principal Amount		Value
	Media (Continued)
130,000	6.484%, 10/23/2045	$140,206
150,000	5.375%, 05/01/2047	142,630
110,000	5.750%, 04/01/2048 (d)	110,457
	Comcast Corp.
165,000	3.375%, 08/15/2025	159,473
240,000	3.150%, 03/01/2026	226,802
35,000	2.350%, 01/15/2027	30,831
35,000	3.200%, 07/15/2036	29,261
40,000	4.049%, 11/01/2052	35,564
	Cox Communications, Inc.
375,000	3.250%, 12/15/2022 (c)(d)	364,641
80,000	3.150%, 08/15/2024 (c)	75,807
	Discovery Communications LLC
101,000	2.800%, 06/15/2020 (c)	100,015
28,000	3.950%, 06/15/2025 (c)	27,362
45,000	3.800%, 03/13/2024	44,188
180,000	4.900%, 03/11/2026 (d)	185,020
	Time Warner Cable, Inc.
30,000	5.500%, 09/01/2041	28,988
50,000	4.500%, 09/15/2042	42,816
	Warner Media LLC
60,000	2.950%, 07/15/2026	54,499
170,000	3.800%, 02/15/2027	162,902

		2,475,821

	Metals & Mining - 0.14%
	Vale Overseas, Ltd.
65,000	6.250%, 08/10/2026	71,396
100,000	6.875%, 11/10/2039	117,650

		189,046

	Multi-Utilities - 0.55%
175,000	CenterPoint Energy, Inc. 2.500%, 09/01/2022	167,417
	Dominion Energy, Inc.
160,000	2.579%, 07/01/2020	157,916
240,000	2.850%, 08/15/2026	218,885
25,000	4.250%, 06/01/2028	25,129
40,000	DTE Energy Co. 1.500%, 10/01/2019	39,377
130,000	Sempra Energy 2.400%, 02/01/2020	128,421

		737,145

	Oil, Gas & Consumable Fuels - 1.85%
	Anadarko Petroleum Corp.
50,000	8.700%, 03/15/2019	51,262
15,000	6.950%, 06/15/2019	15,400
135,000	3.450%, 07/15/2024	130,122
45,000	4.500%, 07/15/2044	41,368
10,000	6.600%, 03/15/2046	11,800
60,000	Andeavor Logistics LP 3.800%, 04/01/2028	57,168
120,000	Andeavor Logistics LP / Tesoro Logistics Finance Corp. 4.250%, 12/01/2027	117,471
	Canadian Natural Resources, Ltd.
80,000	3.800%, 04/15/2024	79,275
170,000	3.900%, 02/01/2025	168,046
25,000	3.850%, 06/01/2027	24,391
15,000	6.500%, 02/15/2037	17,852

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
280,000	Encana Corp. 3.900%, 11/15/2021	$281,385
60,000	Energy Transfer Partners LP 4.200%, 09/15/2023	60,542
	Hess Corp.
30,000	5.600%, 02/15/2041	30,558
75,000	5.800%, 04/01/2047	79,267
135,000	Marathon Oil Corp. 3.850%, 06/01/2025	132,161
	MPLX LP
50,000	4.000%, 03/15/2028	48,184
100,000	5.200%, 03/01/2047	100,569
30,000	4.700%, 04/15/2048	28,065
122,000	Petroleos Mexicanos 6.750%, 09/21/2047	116,716
170,000	Phillips 66 3.900%, 03/15/2028	167,996
10,000	Phillips 66 Partners LP 3.750%, 03/01/2028	9,539
95,000	Principal Life Global Funding II 2.200%, 04/08/2020 (c)	93,676
50,000	Sabine Pass Liquefaction LLC 4.200%, 03/15/2028 (d)	48,597
	Sunoco Logistics Partners Operations LP
5,000	5.300%, 04/01/2044	4,809
5,000	5.350%, 05/15/2045	4,892
40,000	Texas Eastern Transmission LP 3.500%, 01/15/2028 (c)	37,856
	TransCanada PipeLines, Ltd.
50,000	4.750%, 05/15/2038	51,067
10,000	6.100%, 06/01/2040	11,536
40,000	Transcontinental Gas Pipe Line Co. LLC 4.000%, 03/15/2028	39,162
115,000	Valero Energy Corp. 3.400%, 09/15/2026	109,507
160,000	Valero Energy Partners LP 4.500%, 03/15/2028	157,467
	Western Gas Partners LP
160,000	4.500%, 03/01/2028	153,769
10,000	4.750%, 08/15/2028	9,827
10,000	5.500%, 08/15/2048	9,461

		2,500,763

	Pharmaceuticals - 0.65%
135,000	Allergan Funding SCS 3.450%, 03/15/2022	134,204
230,000	Bayer US Finance II LLC 4.250%, 12/15/2025 (c)	228,797
	Johnson & Johnson
155,000	2.625%, 01/15/2025	149,041
75,000	3.550%, 03/01/2036	71,787
55,000	3.625%, 03/03/2037	53,024
	Mylan NV
60,000	3.750%, 12/15/2020	60,075
5,000	3.150%, 06/15/2021	4,928
54,000	3.950%, 06/15/2026	51,164
	Mylan, Inc.
80,000	4.550%, 04/15/2028 (c)	77,920
45,000	5.200%, 04/15/2048 (c)	41,736

		872,676

Principal Amount		Value
	Road & Rail - 0.22%
110,000	CSX Corp. 3.250%, 06/01/2027	$104,439
	Union Pacific Corp.
50,000	4.375%, 09/10/2038	51,019
160,000	4.100%, 09/15/2067	142,373

		297,831

	Semiconductors & Semiconductor Equipment - 0.72%
10,000	Applied Materials, Inc. 4.350%, 04/01/2047	9,980
	Broadcom Corp / Broadcom Cayman Finance Ltd.
170,000	2.375%, 01/15/2020	168,058
370,000	3.625%, 01/15/2024	359,915
75,000	3.125%, 01/15/2025	69,778
	Intel Corp.
30,000	1.700%, 05/19/2021	28,991
185,000	3.300%, 10/01/2021	186,056
14,000	3.734%, 12/08/2047	13,080
135,000	Microchip Technology, Inc. 4.333%, 06/01/2023 (c)	134,301

		970,159

	Software - 0.64%
	Microsoft Corp.
50,000	2.375%, 02/12/2022	48,842
155,000	4.450%, 11/03/2045	166,646
90,000	3.700%, 08/08/2046	86,303
	Oracle Corp.
155,000	4.300%, 07/08/2034	158,549
25,000	3.900%, 05/15/2035	24,238
50,000	3.800%, 11/15/2037	47,729
	salesforce.com, Inc.
85,000	3.250%, 04/11/2023	84,438
55,000	3.700%, 04/11/2028	54,594
200,000	Tencent Holdings, Ltd. 3.595%, 01/19/2028 (c)	189,524

		860,863

	Specialty Retail - 0.18%
	Home Depot, Inc.
140,000	3.350%, 09/15/2025	138,506
65,000	5.875%, 12/16/2036	79,255
5,000	3.500%, 09/15/2056	4,334
25,000	Lowe’s Cos., Inc.
	3.700%, 04/15/2046	22,758

		244,853

	Technology Hardware, Storage & Peripherals - 0.23%
	Apple, Inc.
185,000	2.400%, 05/03/2023	177,977
5,000	3.000%, 02/09/2024	4,905
20,000	3.350%, 02/09/2027	19,585
85,000	3.450%, 02/09/2045	76,453
25,000	Hewlett Packard Enterprise Co.
	6.350%, 10/15/2045	25,774

		304,694

	Tobacco - 0.32%
	Altria Group, Inc.
40,000	4.250%, 08/09/2042	37,193
165,000	3.875%, 09/16/2046	144,673

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Tobacco (Continued)
170,000	Philip Morris International, Inc. 2.625%, 03/06/2023	$163,182
80,000	Reynolds American, Inc. 5.850%, 08/15/2045	87,301

		432,349

	Water Utilities - 0.10%
140,000	American Water Capital Corp. 3.750%, 09/01/2028	138,823

	Wireless Telecommunication Services - 0.46%
	Telefonica Emisiones SAU
150,000	4.103%, 03/08/2027	144,447
205,000	4.895%, 03/06/2048	191,651
285,000	Vodafone Group PLC 4.375%, 05/30/2028	281,337

		617,435

	Total Corporate Obligations (Cost $41,760,841)	40,833,066

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 0.68%
335,000	Abu Dhabi Government International Bond 3.125%, 10/11/2027 (c)	317,339
400,000	Japan Bank for International Cooperation 2.125%, 07/21/2020	393,014
200,000	Qatar Government International Bond 5.103%, 04/23/2048 (c)	208,420

	Total Foreign Government Debt Obligations (Cost $929,528)	918,773

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 35.43%
	Federal Home Loan Mortgage Corp.
292,039	Series K706, 2.323%, 10/25/2018	292,039
600,000	Series K709, 2.086%, 03/25/2019	598,274
29,297	Pool #D9-6291 4.500%, 09/01/2023	30,265
78,632	Pool #G1-3624 5.000%, 08/01/2024	81,652
82,000	Series K-068, 3.244%, 08/25/2027	80,034
162,810	Series 2329, 6.500%, 06/15/2031	180,532
73,566	Series 2338, 6.500%, 07/15/2031	80,237
116,148	Pool #78-0447 4.086% (1 Year CMT Rate + 2.250%, 0.000% Floor, 9.309% Cap), 04/01/2033 (b)	122,488
104	Pool #A4-3129 5.500%, 02/01/2036	111
78,224	Series 3883, 3.000%, 05/15/2041	76,810
400,000	Pool #TBA 4.000%, 10/15/2041 (g)	403,952
2,300,000	Pool #TBA 4.500%, 10/15/2041 (g)	2,374,121
497,439	Pool #U9-0688 4.000%, 05/01/2042	507,238
2,700,000	Pool #TBA 3.500%, 10/15/2042 (g)	2,657,602
717,131	Pool #Q4-9389 3.500%, 07/01/2047	706,888
649,940	Pool #Q5-2093 3.500%, 11/01/2047	640,367
	Federal National Mortgage Association
30,245	Series 2014-C01, 3.816% (1 Month LIBOR USD + 1.600%), 01/25/2024 (b)	30,418
493,462	Pool #AJ8325 3.000%, 12/01/2026	490,076
110,000	Pool #AN6110 3.000%, 07/01/2027	105,377
150,000	Pool #AN6257 3.160%, 08/01/2027	145,557
155,111	Pool #AN7376 2.880%, 11/01/2027	147,040
870,000	Pool #AN8322 3.190%, 02/01/2028	843,375
1,030,000	Pool #AN8695 3.550%, 03/01/2028	1,026,687

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
3,606	Pool #544859 2.816% (11th District Cost of Funds Index + 1.798%, 0.000% Floor, 14.702% Cap), 08/01/2029 (b)	$3,599
205,407	Series 2018-C04, 2.966% (1 Month LIBOR USD + 0.750%, 0.750% Floor), 12/26/2030 (b)	205,969
73,810	Pool #BC4938 2.500%, 04/01/2031	71,574
122,332	Pool #786848 7.000%, 10/01/2031	136,168
3,924	Pool #727181 5.000%, 08/01/2033	4,170
1,832	Pool #730727 5.000%, 08/01/2033	1,946
563	Pool #741862 5.500%, 09/01/2033	611
688	Pool #766197 5.500%, 02/01/2034	746
132	Pool #776974 5.500%, 04/01/2034	143
113,510	Pool #888504 3.950% (1 Year CMT Rate + 2.083%, 0.000% Floor, 9.296% Cap), 04/01/2034 (b)	119,225
311,528	Pool #MA1870 4.500%, 04/01/2034	323,155
5,915	Pool #775776 5.500%, 05/01/2034	6,402
132,969	Pool #802783 3.661% (12 Month LIBOR USD + 1.612%, 0.000% Floor, 10.241% Cap), 10/01/2034 (b)	138,665
4,166	Pool #781629 5.500%, 12/01/2034	4,509
5,656	Pool #822815 5.500%, 04/01/2035	6,133
4,919	Pool #357850 5.500%, 07/01/2035	5,345
3,027	Pool #820242 5.000%, 07/01/2035	3,214
839	Pool #838452 5.500%, 09/01/2035	911
4,846	Pool #865854 6.000%, 03/01/2036	5,321
7,322	Pool #891474 6.000%, 04/01/2036	8,063
6,176	Pool #906000 6.000%, 01/01/2037	6,799
61	Pool #928062 5.500%, 02/01/2037	67
63	Pool #899119 5.500%, 04/01/2037	67
492,208	Pool #AS9772 3.500%, 06/01/2037	492,339
183	Pool #970131 5.500%, 03/01/2038	198
53	Pool #981313 5.500%, 06/01/2038	56
114	Pool #985108 5.500%, 07/01/2038	124
53	Pool #964930 5.500%, 08/01/2038	57
69	Pool #987032 5.500%, 08/01/2038	74
99	Pool #968371 5.500%, 09/01/2038	106
38	Pool #993050 5.500%, 12/01/2038	42
18,807	Pool #993579 4.000%, 05/01/2039	19,142
3,836	Pool #AA5840 4.000%, 06/01/2039	3,904
55,053	Pool #AA8715 4.000%, 06/01/2039	56,029
202,990	Pool #AD0586 4.500%, 12/01/2039	211,920
550,297	Pool #AD4062 5.000%, 05/01/2040	585,803
480,669	Pool #AD6929 5.000%, 06/01/2040	511,482
12,116	Pool #AD9896 4.000%, 08/01/2040	12,332
14,305	Pool #AB1500 4.000%, 09/01/2040	14,561
12,846	Pool #AD9856 4.000%, 09/01/2040	13,075
9,183	Pool #AE2559 4.000%, 09/01/2040	9,347
3,307	Pool #AE2562 4.000%, 09/01/2040	3,366
4,028	Pool #AE2566 4.000%, 09/01/2040	4,081
26,708	Pool #AE4124 4.000%, 10/01/2040	27,186
15,441	Pool #AE4888 4.000%, 10/01/2040	15,717
10,200,000	Pool #TBA 3.500%, 10/01/2040 (g)	10,037,892
22,541	Pool #AE3916 4.000%, 11/01/2040	22,944
2,974	Pool #AE5147 4.000%, 11/01/2040	3,027
37,959	Pool #AE8715 4.000%, 11/01/2040	38,638
4,498	Pool #AH0006 4.000%, 12/01/2040	4,578
11,881	Pool #AH0020 4.000%, 12/01/2040	12,094
22,413	Pool #AH0599 4.000%, 12/01/2040	22,813

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
8,257	Pool #AH0601 4.000%, 12/01/2040	$8,404
16,273	Pool #AH1263 4.000%, 01/01/2041	16,564
67,266	Pool #AL5233 4.000%, 01/01/2041	68,459
5,319	Pool #AH4659 4.000%, 02/01/2041	5,414
75,558	Pool #AH5653 4.000%, 02/01/2041	76,908
101,178	Pool #AL0934 5.000%, 02/01/2041	107,694
148,936	Pool #AD1889 4.500%, 03/01/2041	155,118
9,242	Pool #AH6150 4.000%, 03/01/2041	9,407
94,999	Pool #AL0215 4.500%, 04/01/2041	98,904
76,146	Pool #AL0187 5.000%, 05/01/2041	81,050
13,554	Pool #AL0456 5.000%, 06/01/2041	14,418
61,266	Pool #AI8842 4.500%, 08/01/2041	63,759
35,908	Pool #AL0815 4.000%, 09/01/2041	36,699
68,208	Series 2012-21, 2.000%, 09/25/2041	63,954
12,264	Pool #AJ1562 4.000%, 10/01/2041	12,535
12,176	Pool #AJ1972 4.000%, 10/01/2041	12,444
620,649	Pool #AJ2212 4.500%, 10/01/2041	645,431
17,788	Pool #AJ4756 4.000%, 10/01/2041	18,180
15,310	Pool #AJ3330 4.000%, 11/01/2041	15,647
15,255	Pool #AJ4549 4.000%, 11/01/2041	15,591
12,117	Pool #AJ4698 4.000%, 11/01/2041	12,384
24,733	Pool #AJ5424 4.000%, 11/01/2041	25,278
9,925	Pool #AJ7840 4.000%, 11/01/2041	10,144
15,712	Pool #AB3995 4.000%, 12/01/2041	16,058
14,508	Pool #AI0848 4.000%, 12/01/2041	14,828
13,083	Pool #AJ4187 4.000%, 12/01/2041	13,371
16,461	Pool #AJ5736 4.000%, 12/01/2041	16,824
9,636	Pool #AJ5968 4.000%, 12/01/2041	9,809
18,817	Pool #AJ6061 4.000%, 12/01/2041	19,231
12,033	Pool #AJ7868 4.000%, 12/01/2041	12,299
27,523	Pool #AJ8104 4.000%, 12/01/2041	28,129
17,315	Pool #AJ8109 4.000%, 12/01/2041	17,697
10,313	Pool #AJ8171 4.000%, 12/01/2041	10,540
18,627	Pool #AJ8341 4.000%, 12/01/2041	19,037
30,898	Pool #AJ8436 4.000%, 12/01/2041	31,578
11,708	Pool #AJ8912 4.000%, 12/01/2041	11,966
15,431	Pool #AJ9248 4.000%, 12/01/2041	15,771
130,182	Series 2012-18, 2.000%, 12/25/2041	122,380
141,308	Series 2012-75, 2.500%, 12/25/2041	135,486
13,907	Pool #AJ2446 4.000%, 01/01/2042	14,156
20,279	Pool #AJ7538 4.000%, 01/01/2042	20,726
5,862	Pool #AJ8001 4.000%, 01/01/2042	5,967
18,158	Pool #AJ8369 4.000%, 01/01/2042	18,558
16,624	Pool #AJ9162 4.000%, 01/01/2042	16,990
94,244	Pool #AJ9330 4.000%, 01/01/2042	96,319
10,525	Pool #AJ9779 4.000%, 01/01/2042	10,685
15,840	Pool #AK0170 4.000%, 01/01/2042	16,188
32,996	Pool #AK0543 4.000%, 01/01/2042	33,722
13,591	Pool #AK0563 4.000%, 01/01/2042	13,890
26,770	Pool #AK1827 4.000%, 01/01/2042	27,359
345,078	Pool #AL2752 5.000%, 03/01/2042	367,207
79,204	Series 2012-52, 3.500%, 05/25/2042	79,354
80,499	Pool #AB5529 4.000%, 07/01/2042	81,660
192,463	Pool #AB6228 3.500%, 09/01/2042	190,964
800,000	Pool #TBA 3.000%, 10/15/2042 (g)	765,483
378,916	Pool #AQ9316 2.500%, 01/01/2043	352,675
184,724	Series 2015-48, 3.000%, 02/25/2043	180,536
1,016,333	Pool #AT2720 3.000%, 05/01/2043	981,622
770,622	Pool #AT5900 3.000%, 06/01/2043	743,995

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
426,155	Pool #AU1625 3.500%, 07/01/2043	$422,145
192,031	Series 2018-38, 3.500%, 03/25/2045	192,386
675,955	Pool #AS5469 4.000%, 07/01/2045	684,270
746,214	Pool #AZ0832 4.000%, 07/01/2045	755,208
148,784	Pool #AS5597 3.500%, 08/01/2045	147,096
119,184	Series 2016-11, 2.500%, 03/25/2046	114,306
885,374	Pool #AS7170 3.500%, 05/01/2046	874,823
912,278	Pool #AS7242 3.500%, 05/01/2046	901,316
664,488	Pool #BC9468 3.000%, 06/01/2046	636,834
805,249	Pool #AS7492 4.000%, 07/01/2046	815,587
374,255	Pool #AS8299 3.000%, 11/01/2046	358,886
562,735	Pool #AS8947 3.500%, 03/01/2047	554,493
137,614	Pool #MA3038 4.500%, 06/01/2047	142,290
162,883	Series 2017-72, 3.000%, 09/25/2047	158,881
169,584	Series 2017-72, 3.000%, 09/25/2047	165,413
210,000	Series 2018-80, 3.500%, 12/25/2047	208,344
100,000	Series 2018-77, 3.500%, 02/25/2048 (j)(k)	99,563
156,077	Series 2018-23, 3.500%, 04/25/2048	155,527
197,293	Series 2017-96, 3.000%, 12/25/2054	192,442
199,590	Series 2018-70, 0.000%, 10/25/2056	198,779
	Government National Mortgage Association
11,593	Pool #614436X 5.000%, 08/15/2033	12,085
35,232	Pool #736686X 5.000%, 02/15/2039	37,438
643,704	Pool #723248X 5.000%, 10/15/2039	686,635
333,835	Pool #783403X 3.500%, 09/15/2041	333,572
1,500,000	Pool #TBA 4.500%, 10/15/2041 (g)	1,550,341
500,000	Pool #TBA 3.500%, 10/15/2041 (g)	496,623
1,300,000	Pool #TBA 4.000%, 10/15/2041 (g)	1,322,191
212,528	Series 2013-37, 2.000%, 01/20/2042	203,048
1,400,000	Pool #TBA 3.500%, 10/15/2042 (g)	1,392,180
800,000	Pool #TBA 3.000%, 10/15/2044 (g)	774,813
139,775	Pool #MA4587M 4.000%, 07/20/2047	142,868
344,720	Pool #MA4652M 3.500%, 08/20/2047	343,138
678,361	Pool #MA4778M 3.500%, 10/20/2047	675,246
519,503	Pool #MA4779M 4.000%, 10/20/2047	528,979
681,770	Pool #MA4780M 4.500%, 10/20/2047	705,588

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $48,464,660)	47,867,649

	MUNICIPAL DEBT OBLIGATIONS - 0.24%
	California, GO,
80,000	7.550%, 04/01/2039	117,051
10,000	7.350%, 11/01/2039	14,076
20,000	7.625%, 03/01/2040	29,192
5,000	7.600%, 11/01/2040	7,450
105,000	Chicago Transit Authority Sales & Transfer Tax Receipts, Series B, Revenue Bond, 6.899%, 12/01/2040	133,736
15,000	University of California Medical Center, Revenue Bond, 6.548%, 05/15/2048	19,695

	Total Municipal Debt Obligations (Cost $311,171)	321,200

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Notional Amount		Value
	Purchased Options - 0.04%
	Put Interest Rate Swaption - 0.04%
3,955,000	10-Year Interest Rate Swap, 3-MO-USD-LIBOR, Receive Floating Rate, Counterparty: Bank of America Expiration: 05/30/2019 Exercises Rate: 3.200% (h)	$59,210

	Total Purchased Options (Cost $59,415)	59,210

	U.S. TREASURY OBLIGATIONS - 17.26%
	U.S. Treasury Bonds - 8.47%
3,123,566	0.375%, 07/15/2027 (f)(i)	2,985,609
219,000	4.500%, 08/15/2039	263,929
320,000	4.375%, 11/15/2039	379,825
2,460,000	3.125%, 11/15/2041	2,436,361
545,000	3.625%, 08/15/2043	584,960
1,380,000	3.750%, 11/15/2043	1,511,369
495,000	3.625%, 02/15/2044	531,854
240,000	3.000%, 11/15/2045	231,516
2,365,000	2.500%, 05/15/2046	2,062,908
255,000	3.000%, 02/15/2047	245,806
215,000	3.000%, 02/15/2048	206,959
	U.S. Treasury Notes - 8.79%
890,000	1.875%, 11/30/2021	862,953
3,745,000	2.000%, 02/15/2022	3,637,331
3,220,000	2.375%, 08/15/2024	3,114,344
1,707,000	2.000%, 02/15/2025	1,608,014
2,190,000	2.875%, 05/31/2025	2,172,206
72,000	1.625%, 05/15/2026	65,143
455,000	2.000%, 11/15/2026	421,026

	Total U.S. Treasury Obligations (Cost $24,022,322)	23,322,113

Number of Shares
	SHORT TERM INVESTMENTS - 2.58%
	Money Market Funds - 2.58%
3,487,547	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.925%, (e)	3,487,547

	Total Short Term Investments (Cost $3,487,547)	3,487,547

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.82%
	Investments Purchased with Proceeds from Securities Lending - 0.82%
1,110,200	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 2.31% (e)	$1,110,200

	Total Investments Purchased with Proceeds from Securities Lending (Cost $1,110,200)	1,110,200

	Total Investments (Cost $160,895,319) - 117.14%	158,243,467
	Liabilities in Excess of Other Assets - (17.14)%	(23,149,607)

	TOTAL NET ASSETS - 100.00%	$135,093,860

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security as purchase.

(a)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of September 30, 2018.
(b)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2018.
(c)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The value of these securities total $36,112,155, which represents 26.73% of total net assets.
(d)	All or portion of this security is on loan.
(e)	Seven-day yield as of September 30, 2018.
(f)	Represents a U.S. Treasury Inflation Protected Security.
(g)	Security purchased on a when-issued basis. On September 30, 2018, the total value of investments purchased on a when-issued basis was $21,775,198 or 16.12% of total net assets.
(h)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $1,352,833, which represents 1.00% of total net assets.
(i)	All or a portion of this security is held as collateral for certain swap and futures contracts.
(j)	As of September 30, 2018, the Valuation Committee has fair valued these securities. The value of these securities was $0, which represents 0.00% of total net assets.
(k)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.

Glossary of Terms

LIBOR	-	London Interbank Offered Rate
CMT	-	Constant Maturing Treasury Rate

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS (Unaudited)

September 30, 2018

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
U.S. Tresury 2 Year Note Futures	28	5,900,563	Dec-18	$(678)
U.S. Tresury 5 Year Note Futures	106	11,922,516	Dec-18	(85,390)
U.S. Tresury 10 Year Note Futures	(22)	(2,613,188)	Dec-18	27,733
U.S. Treasury Ultra 10 Year Note Futures	(11)	(1,386,000)	Dec-18	19,045
U.S. Treasury Ultra Bond Futures	13	2,005,656	Dec-18	(42,555)

				$(81,845)

GuideMark Core Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION(1)

September 30, 2018

Reference Obligation	Implied Credit Spread at 9/30/2018(2)	Fixed Pay Rate	Maturity Date	Counterparty	Payment Frequency	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX. NA. IG. 29 Index*	54.6%	1.000%	6/20/2023	Morgan Stanley	Quarterly	$3,215,000	$63,643	$60,598	$3,045

							$63,643	$60,598	$3,045

GuideMark Core Fixed Income Fund

INTEREST RATE SWAPS (Unaudited)

September 30, 2018

Pay/Receive Floating Rate	Floating Rate Index		Floating Payment Frequency	Fixed Pay Rate	Fixed Payment Frequency	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	**	Quarterly	2.250%	Semi-Annual	9/21/2026	Morgan Stanley	$4,143,000	$246,715	$(181,289)	$428,004
Receive	3-MO-USD-LIBOR	**	Quarterly	2.250%	Semi-Annual	6/20/2028	Morgan Stanley	4,241,000	308,065	224,030	84,035
Receive	3-MO-USD-LIBOR	**	Quarterly	2.750%	Semi-Annual	12/20/2047	Morgan Stanley	775,000	51,818	(30,165)	81,983

									$606,598	$12,576	$594,022

1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
3)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
*	Centrally cleared swap, clearing agent: Intercontinental Exchange
**	Centrally cleared swap, clearing agent: Clearnet

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS - 98.72%
	Alabama - 1.43%
	The Lower Alabama Gas District, Series A, Revenue Bond,
$100,000	5.000%, 09/01/2034	$115,396
225,000	5.000%, 09/01/2046	263,041

		378,437

	Alaska - 0.32%
85,000	Northern Tobacco Securitization Corp., Series A, Revenue Bond, 5.000%, 06/01/2046	85,000

	Arizona - 2.89%
145,000	Arizona Board of Regents, Prerefunded, Revenue Bond, 5.000%, 07/01/2028	159,853
55,000	Arizona Board of Regents, Unrefunded, Revenue Bond, 5.000%, 07/01/2028	60,217
150,000	Arizona Industrial Development Authority, Revenue Bond, 6.000%, 07/01/2047	156,193
100,000	City of Phoenix Industrial Development Authority, Series A, Revenue Bond, 5.000%, 07/01/2037	108,758
	Pima County Industrial Development Authority, Revenue Bond,
35,000	5.000%, 06/15/2047	35,161
30,000	5.000%, 06/15/2052	30,038
150,000	Salt Verde Financial Corp., Revenue Bond, 5.000%, 12/01/2037	174,113
40,000	Tempe Industrial Development Authority, Series A, Revenue Bond, 6.125%, 10/01/2052	43,470

		767,803

	Arkansas - 0.97%
250,000	University of Arkansas, Series A, Revenue Bond, 4.125%, 11/01/2030	257,395

	California - 16.05%
100,000	California Health Facilities Financing Authority, Series A, Revenue Bond, 5.000%, 11/15/2031	116,370
100,000	California Municipal Finance Authority, Community Medical Centers, Series A, Refunding, Revenue Bond, 5.000%, 02/01/2042	109,242
195,000	California Municipal Finance Authority, Mobile Home Park, Series A, Prerefunded, Revenue Bond, 6.400%, 08/15/2045	209,065
150,000	California Municipal Finance Authority, Revenue Bond, 5.000%, 12/31/2047	163,515
200,000	California State University, Series A, Refunding, Revenue Bond, 5.000%, 11/01/2031	228,038
50,000	California Statewide Communities Development Authority, Revenue Bond, 5.250%, 12/01/2043	54,547

Principal Amount		Value
	California (Continued)
	California Statewide Communities Development Authority, Series A, Revenue Bond,
$160,000	6.125%, 11/01/2033	$183,475
150,000	5.250%, 12/01/2056	159,917
300,000	California Statewide Communities Development Authority, Series A, Revenue Bond, CMI Insured, 5.000%, 08/01/2034	330,933
265,000	California, Prerefunded, GO, 6.500%, 04/01/2033	271,365
	California, Refunding, GO,
150,000	5.000%, 10/01/2029	166,871
300,000	5.000%, 11/01/2043	330,600
235,000	California, Unrefunded, GO, 6.500%, 04/01/2033	240,278
100,000	Golden State Tobacco Securitization Corp., Series A, Revenue Bond, 4.000%, 06/01/2031	104,886
100,000	Golden State Tobacco Securitization Corp., Series A-1, Refunding, Revenue Bond, 5.000%, 06/01/2024	111,279
	Golden State Tobacco Securitization Corp., Series A-1, Revenue Bond,
125,000	5.000%, 06/01/2047	128,057
180,000	5.250%, 06/01/2047	186,779
500,000	Los Angeles Department of Airports, Series A, Revenue Bond, 5.250%, 05/15/2029	510,535
250,000	M-S-R Energy Authority, Revenue Bond, 6.500%, 11/01/2039	342,825
300,000	San Mateo Joint Powers Financing Authority, Series A, Refunding, Revenue Bond, 5.250%, 07/15/2025	312,348

		4,260,925

	Colorado - 3.48%
150,000	Castle Pines North Metropolitan District, Refunding, Revenue Bond, 4.000%, 12/01/2044	150,881
130,000	Colorado Health Facilities Authority, Revenue Bond, 8.000%, 08/01/2043	147,195
220,000	Public Authority for Colorado Energy, Revenue Bond, 6.500%, 11/15/2038	295,878
300,000	Regional Transportation District, Series A, Revenue Bond, 5.000%, 11/01/2027	329,895

		923,849

	Delaware - 1.03%
35,000	County of Kent, Series A, Revenue Bond, 5.000%, 07/01/2053	36,742
200,000	Delaware, Series A, Refunding, GO, 5.000%, 01/01/2027	237,210

		273,952

	Florida - 3.79%
300,000	Brevard County Health Facilities Authority, Prerefunded, Revenue Bond, 7.000%, 04/01/2039	307,626
100,000	Florida Development Finance Corp., Revenue Bond, 5.625%, 01/01/2047 (a)	104,289

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Florida (Continued)
$225,000	Miami-Dade County Educational Facilities, Series A, Refunding, Revenue Bond, 5.000%, 04/01/2040	$245,691
275,000	Miami-Dade County Health Facilities, Series A, Refunding, Revenue Bond, 5.250%, 08/01/2021	290,163
40,000	Palm Beach County Florida Health Facilities Authority, Series A, Refunding, Revenue Bond, 7.500%, 06/01/2049	45,564
10,000	Palm Beach County Florida Health Facilities Authority, Series A, Revenue Bond, 7.250%, 06/01/2034	11,321

		1,004,654

	Georgia - 1.25%
300,000	Atlanta Water & Wastewater, Refunding, Revenue Bond, 5.000%, 11/01/2040	332,370

	Illinois - 8.34%
	Chicago Board of Education, Revenue Bond,
100,000	5.000%, 04/01/2042	106,921
100,000	5.000%, 04/01/2046	106,624
100,000	Chicago Board of Education, Series G, Refunding, GO, 5.000%, 12/01/2044	101,834
100,000	Chicago Board of Education, Series H, GO, 5.000%, 12/01/2036	102,656
70,000	Chicago Waterworks, Revenue Bond, 5.000%, 11/01/2028	78,116
65,000	Chicago, Series A, Refunding, GO, 5.250%, 01/01/2029	69,092
225,000	Illinois Finance Authority, Prerefunded, Revenue Bond, 7.000%, 08/15/2044	234,661
160,000	Illinois Finance Authority, Refunding, Revenue Bond, 5.000%, 12/01/2047	164,249
140,000	Illinois Finance Authority, Series A, Revenue Bond, 5.000%, 02/15/2047	149,713
	Illinois, GO,
345,000	5.000%, 01/01/2029	359,880
20,000	5.000%, 05/01/2036	20,508
70,000	5.000%, 11/01/2036	72,346
30,000	5.000%, 02/01/2039	30,574
30,000	Illinois, Series A, GO, 5.000%, 04/01/2038	30,617
100,000	O’Hare International Airport, Series B, Refunding, Revenue Bond, 5.000%, 01/01/2032	109,521
150,000	O’Hare International Airport, Series D, Refunding, Revenue Bond, 5.250%, 01/01/2030	164,739
150,000	Sales Tax Securitization Corp., Series A, Revenue Bond, 5.000%, 01/01/2040	163,794
120,000	Southwestern Illinois Development Authority, Prerefunded, Revenue Bond, 7.125%, 11/01/2043	147,352

		2,213,197

Principal Amount		Value
	Indiana - 4.48%
$500,000	Fishers Redevelopment District, Prerefunded, Revenue Bond, 5.250%, 07/15/2034	$521,035
100,000	Indiana Health Facility Financing Authority, Series 2001A-1, Revenue Bond, 5.000%, 11/15/2034	112,051
250,000	Indiana Municipal Power Agency, Series A, Prerefunded, Revenue Bond, 5.250%, 01/01/2032	284,305
125,000	Shoals Exempt Facilities, Revenue Bond, 7.250%, 11/01/2043	139,072
115,000	Valparaiso Exempt Facilities, Revenue Bond, 7.000%, 01/01/2044	133,476

		1,189,939

	Iowa - 0.37%
100,000	Iowa Finance Authority, Revenue Bond, 5.125%, 08/01/2048	99,312

	Louisiana - 0.85%
200,000	Louisiana Highway Improvement, Series A, Revenue Bond, 5.000%, 06/15/2029	224,266

	Maryland - 0.80%
200,000	Westminster Project Revenue, Lutheran Village at Miller’s Grant, Series A, Revenue Bond, 6.000%, 07/01/2034	212,532

	Michigan - 0.41%
100,000	Royal Oak Hospital Finance Authority, Series D, Refunding, Revenue Bond, 5.000%, 09/01/2033	109,661

	Minnesota - 2.89%
100,000	Apple Valley Senior Living, Series D, Revenue Bond, 7.250%, 01/01/2052	100,229
160,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2030	177,143
150,000	Rochester Health Care & Housing Facility, Series A, Refunding, Revenue Bond, 6.875%, 12/01/2048	168,591
300,000	Rochester Health Care Facilities Mayo Clinic, Series C, Revenue Bond, 4.500%, 11/15/2038 (a)	319,752

		765,715

	Mississippi - 0.38%
100,000	Mississippi Business Finance Corp., Series G, Revenue Bond, 1.590%, 11/01/2035 (a)	100,000

	Missouri - 2.12%
200,000	Conley Road Transportation Development District, Revenue Bond, 5.375%, 05/01/2047	202,364
350,000	St. Louis Airport, Revenue Bond, 6.625%, 07/01/2034	361,242

		563,606

	Montana - 0.39%
100,000	City of Kalispell, Series A, Revenue Bond, 5.250%, 05/15/2047	103,426

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Nebraska - 3.43%
$200,000	Central Plains Energy Project, Revenue Bond, 5.000%, 09/01/2042	$231,276
130,000	Douglas County Hospital Authority No. 3, Refunding, Revenue Bond, 5.000%, 11/01/2024	146,583
500,000	Omaha Public Power District, Series B, Prerefunded, Revenue Bond, 5.000%, 02/01/2027	533,505

		911,364

	New Hampshire - 0.49%
120,000	New Hampshire Health & Educational Facilities Authority, Refunding, Revenue Bond, 5.000%, 07/01/2027	128,749

	New Jersey - 1.70%
150,000	New Jersey Economic Development Authority, Refunding, Revenue Bond, 5.250%, 06/15/2030	165,271
100,000	New Jersey Transportation Trust Fund Authority, Series A, Refunding, Revenue Bond, 5.000%, 06/15/2031	109,763
25,000	South Jersey Port Corp., Series A, Revenue Bond, 5.000%, 01/01/2049	27,036
40,000	Tobacco Settlement Financing Corp., Series A, Revenue Bond, 5.000%, 06/01/2046	43,012
100,000	Tobacco Settlement Financing Corp., Series B, Revenue Bond, 5.000%, 06/01/2046	105,644

		450,726

	New York - 9.14%
325,000	Brooklyn Arena Local Development Corp., Prerefunded, Revenue Bond, 6.500%, 07/15/2030	344,152
200,000	City of New York, Series B, GO, 5.000%, 10/01/2038	225,948
100,000	City of New York, Series E, GO, 5.000%, 03/01/2041	112,880
140,000	New York City Industrial Development Agency, Revenue Bond, 5.750%, 10/01/2036	141,341
40,000	New York City Industrial Development Agency, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2022	43,420
35,000	New York City, Series I, Unrefunded, GO, 5.375%, 04/01/2036	35,581
100,000	New York Dormitory Authority, Refunding, Revenue Bond, 5.000%, 12/01/2035	109,014
250,000	New York Dormitory Authority, Series B, Refunding, Revenue Bond, 5.000%, 07/01/2038	272,308
500,000	New York Environmental Facilities Corp., Series B, Prerefunded, Revenue Bond, 5.500%, 10/15/2027	609,795
175,000	New York Liberty Development Corp., Refunding, Revenue Bond, 5.250%, 10/01/2035	212,975

Principal Amount		Value
	New York (Continued)
$100,000	New York Transportation Development Corp., Revenue Bond, 5.000%, 01/01/2036	$109,114
200,000	New York, Series E, GO, 4.000%, 12/15/2027	210,056

		2,426,584

	North Carolina - 1.33%
320,000	North Carolina Eastern Municipal Power Agency Power Systems, Series A, Prerefunded, Revenue Bond, 5.000%, 01/01/2025	352,899

	Ohio - 4.45%
	Buckeye Tobacco Settlement Financing Authority, Series A, Revenue Bond,
550,000	5.875%, 06/01/2047	550,000
145,000	6.500%, 06/01/2047	147,902
135,000	County of Cuyahoga, Revenue Bond, 5.250%, 02/15/2047	144,026
100,000	Ohio Higher Education Facilities Commission, Refunding, Revenue Bond, 5.000%, 01/01/2026	108,398
200,000	Ohio, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2031	231,036

		1,181,362

	Oklahoma - 0.25%
60,000	Oklahoma Development Finance Authority, Series B, Revenue Bond, 5.500%, 08/15/2057	66,246

	Pennsylvania - 4.80%
	Allegheny County Hospital Development Authority, Series A, Revenue Bond,
50,000	4.000%, 04/01/2044	48,750
50,000	5.000%, 04/01/2047	53,877
100,000	Allentown Neighborhood Improvement Zone Development Authority, Revenue Bond, 5.000%, 05/01/2033	108,305
350,000	Butler County Hospital Authority, Prerefunded, Revenue Bond, 7.125%, 07/01/2029	363,304
300,000	Commonwealth Financing Authority, Revenue Bond, 5.000%, 06/01/2034	335,049
150,000	Pennsylvania Economic Development Financing Authority, Revenue Bond, 6.750%, 12/01/2053	152,741
200,000	Pennsylvania Higher Educational Facilities Authority, Prerefunded, Revenue Bond, 5.800%, 07/01/2030	212,552

		1,274,578

	South Carolina - 1.69%
400,000	Charleston Educational Excellence Financing Corp., Refunding, Revenue Bond, 5.000%, 12/01/2025	448,356

	South Dakota - 0.41%
100,000	South Dakota Educational Enhancement Funding Corp. Tobaccos Settlement, Series B, Refunding, Revenue Bond, 5.000%, 06/01/2026	108,595

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Texas - 7.06%
$200,000	Central Texas Regional Mobility Authority, Series A, Prerefunded, Revenue Bond, 6.000%, 01/01/2041	$216,612
100,000	Central Texas Turnpike System, Series C, Refunding, Revenue Bond, 5.000%, 08/15/2029	109,056
200,000	Dallas-Fort Worth International Airport, Series B, Revenue Bond, 5.000%, 11/01/2026	218,384
200,000	New Hope Cultural Education Facilities Corp., Series A-1, Revenue Bond, 5.000%, 07/01/2046	217,222
225,000	North Texas Tollway Authority, Refunding, Revenue Bond, 4.000%, 01/01/2038	227,846
100,000	North Texas Tollway Authority, Series B, Refunding, Revenue Bond, 5.000%, 01/01/2029	112,586
100,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bond, 6.625%, 11/15/2037	109,573
	Texas Private Activity Surface Transportation Corp., Revenue Bond,
200,000	7.500%, 12/31/2031	212,474
200,000	7.500%, 06/30/2033	216,846
85,000	7.000%, 12/31/2038	99,408
115,000	6.750%, 06/30/2043	132,688

		1,872,695

	Utah - 2.46%
100,000	Salt Lake City Corp. Airport, Series B, Revenue Bond, 5.000%, 07/01/2042	111,853
500,000	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	540,420

		652,273

	Virginia - 2.06%
1,475,000	Tobacco Settlement Financing Corp., Series C, Revenue Bond, 8.498%, 06/01/2047 (c)	164,359
300,000	Virginia College Building Educational Facilities Authority, Revenue Bond, 5.750%, 01/01/2034	383,292

		547,651

	Washington - 2.28%
325,000	Central Puget Sound Regional Transit Authority, Series P-1, Refunding, Revenue Bond, 5.000%, 02/01/2027	353,515
250,000	Washington Health Care Facilities Authority, Refunding, Revenue Bond, 6.375%, 10/01/2036	250,748

		604,263

Principal Amount		Value
	Wisconsin - 4.93%
$100,000	Wisconsin Health & Educational Facilities Authority, Refunding, Revenue Bond, 5.000%, 05/01/2025	$109,237
30,000	Wisconsin Health & Educational Facilities Authority, Series A1, Revenue Bond, 4.000%, 07/01/2048	28,544
100,000	Wisconsin Health & Educational Facilities Authority, Series C, Revenue Bond, 7.000%, 07/01/2043	98,256
	Wisconsin Public Finance Authority, Refunding, Revenue Bond,
125,000	5.000%, 07/01/2022	131,691
150,000	5.750%, 10/01/2031	150,636
225,000	5.250%, 05/15/2047	242,208
10,000	Wisconsin, Series 2, Prerefunded, GO, 5.000%, 05/01/2025	10,988
490,000	Wisconsin, Series 2, Unrefunded, GO, 5.000%, 05/01/2025	535,923

		1,307,483

	Total Municipal Debt Obligations (Cost $25,224,756)	26,199,863

Number of Shares
	SHORT TERM INVESTMENTS - 0.19%
	Money Market Funds - 0.19%
50,907	Government TaxAdvantage Portfolio - Institutional Shares Effective Yield, 1.94% (b)	50,907

	Total Short Term Investments (Cost $50,907)	50,907

	Total Investments (Cost $25,275,663) - 98.91%	26,250,770
	Other Assets in Excess of Liabilities - 1.09%	289,980

	TOTAL NET ASSETS - 100.00%	$26,540,750

Percentages are stated as a percent of net assets.

(a)	Adjustable rate security - the rate is determined by the Remarketing Agent.
(b)	Seven-day yield as of September 30, 2018.
(c)	Zero coupon bond. The Effective yield is listed.

Glossary of Terms

CMI	-	California Mortgage Insurance
GO	-	General Obligation

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS - 16.05%
649,606	Alternative Loan Trust Series 2007-15CB, 6.000%, 07/25/2037	$584,366
626,278	Banc of America Funding Corp. Series 2007-3, 5.831%, 04/25/2037 (a)	559,319
690,665	Chase Mortgage Finance Trust Series 2007-S3, 6.000%, 05/25/2037	551,893
	Credit Suisse Mortgage Capital Mortgage-Backed Trust
196,310	Series 2006-9, 6.000%, 11/25/2036	190,665
343,388	Series 2007-1, 6.000%, 02/25/2037	302,354
211,478	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR1, 3.489%, 02/25/2036 (a)	204,669
314,967	First Horizon Alternative Mortgage Securities Trust Series 2007-FA4, 6.250%, 08/25/2037	248,544
319,218	First Horizon Mortgage Pass-Through Trust Series 2007-4, 6.000%, 08/25/2037	265,071
	GSR Mortgage Loan Trust
579,595	Series 2006-9F, 6.500%, 10/25/2036	488,888
222,399	Series 2007-4F, 6.000%, 07/25/2037	202,712
497,422	IndyMac IMJA Mortgage Loan Trust Series 2007-A3, 6.250%, 11/25/2037	391,372
276,174	IndyMac INDX Mortgage Loan Trust Series 2005-AR1, 3.884%, 03/25/2035 (a)	278,255
	JP Morgan Chase Commercial Mortgage Securities Trust
5,843,351	Series 2012-C8, 1.941%, 10/17/2045 (a)(i)	325,195
1,622	Series 2007-LDP10, 5.464%, 01/15/2049 (a)	1,627
396,137	Lehman Mortgage Trust Series 2006-2, 5.750%, 04/25/2036	398,432
271,617	MASTR Adjustable Rate Mortgages Trust Series 2006-2, 4.118%, 01/25/2036 (a)	268,703
	Morgan Stanley Mortgage Loan Trust
749,426	Series 2005-10, 6.000%, 12/25/2035	597,019
531,858	Series 2007-12, 6.250%, 08/25/2037	434,935
	Residential Asset Securitization Trust
682,017	Series 2007-A2, 6.000%, 04/25/2037	601,983
494,255	Series 2007-A6, 6.000%, 06/25/2037	439,751
824,864	Series 2007-A7, 6.000%, 07/25/2037	557,502
831,658	TBW Mortgage-Backed Trust Series 2006-6, 5.630%, 01/25/2037 (l)	442,889
379,928	Washington Mutual Asset-Backed Certificates Trust 2006-HE3, 2.371% (1 Month LIBOR USD + 0.155%, 0.160% Floor), 08/25/2036 (b)	355,817
187,617	Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-5, 6.000%, 07/25/2036	172,200
194,962	Wells Fargo Alternative Loan Trust Series 2007-PA1, 6.000%, 03/25/2037	185,268

	Total Collateralized Mortgage Obligations (Cost $10,619,145)	9,049,429

Number of Shares		Value
	COMMON STOCKS - 0.01%
	Metals & Mining - 0.00%
12,305,675	K2016470219 - Class A (c)(d)(g)(h)	$0
1,336,186	K2016470219 - Class B (c)(d)(g)(h)	0

		0

	Transportation - 0.01%
22	CEVA Holdings LLC (d)	4,196

	Total Common Stocks (Cost $29,791)	4,196

Principal Amount
	CONVERTIBLE OBLIGATIONS - 1.38%
	Metals & Mining - 1.38%
780,000	B2Gold Corp. 3.250%, 10/01/2018	780,000

	Total Convertible Obligations (Cost $780,000)	780,000

	CORPORATE OBLIGATIONS - 0.11%
	Specialty Retail - 0.11%
	K2016470219 South Africa, Ltd.
946,655	0.000% Cash or 3.000% PIK, 12/31/2022 (e)(n)	33,038
174,132	0.000% Cash or 8.000% PIK, 12/31/2022 (e)(n)	5,176
199,775	K2016470260 South Africa, Ltd. 0.000% Cash or 25.000% PIK, 12/31/2022 (e)	25,971

	Total Corporate Obligations (Cost $2,051,477)	64,185

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 32.83%
20,000	Argentina POM Politica Monetaria 42.819% (ARPP7DRR + 0.000%), 06/21/2020 (b)	574
	Argentine Bonos del Tesoro
6,954,000	18.200%, 10/03/2021	136,419
10,209,900	16.000%, 10/17/2023	205,649
22,986,100	15.500%, 10/17/2026	408,827
9,000	Bonos de la Nacion Argentina con Ajuste por CER 4.000%, 03/06/2020	257
90,000	Bonos de la Nacion Argentina en Moneda Dua 4.500%, 02/13/2020	85,950
5,100,000	Brazil Letras do Tesouro Nacional 9.750%, 07/01/2021 (f)	974,219
	Brazil Notas do Tesouro Nacional - Serie F
2,065,000	10.000%, 01/01/2021	529,765
120,000	10.000%, 01/01/2023 (n)	29,652
1,630,000	10.000%, 01/01/2025 (n)	391,067
5,220,000	10.000%, 01/01/2027 (n)	1,220,933
160,000,000	Colombia Government International Bond 7.750%, 04/14/2021	56,843
	Colombian TES
583,000,000	10.000%, 07/24/2024	232,107
296,500,000	7.500%, 08/26/2026	105,411
342,500,000	6.000%, 04/28/2028	108,728
2,411,000,000	7.750%, 09/18/2030	861,696
	Ghana Government Bond
99,000	24.500%, 10/22/2018	20,230
300,000	18.750%, 01/24/2022	58,924
200,000	16.500%, 02/06/2023	36,017
300,000	19.750%, 03/25/2024	58,989
910,000	19.750%, 03/15/2032	173,198

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
	Ghana Treasury Note
170,000	22.500%, 12/10/2018	$35,256
340,000	21.000%, 01/07/2019	70,644
290,000	19.950%, 05/06/2019	60,374
460,000	16.500%, 02/17/2020	92,280
120,000	16.500%, 03/16/2020	23,981
	India Government Bond
25,000,000	8.200%, 02/15/2022	346,944
44,000,000	8.150%, 06/11/2022	609,894
7,000,000	8.080%, 08/02/2022	96,478
90,000,000	8.130%, 09/21/2022	1,247,138
2,000,000	6.840%, 12/19/2022	26,456
74,000,000	8.830%, 11/25/2023	1,049,210
15,000,000	7.680%, 12/15/2023	203,014
	Indonesia Treasury Bond
9,416,000,000	8.250%, 07/15/2021	641,667
1,500,000,000	7.000%, 05/15/2022	98,605
890,000,000	5.625%, 05/15/2023	54,320
25,441,000,000	8.375%, 09/15/2026	1,728,230
606,000,000	9.000%, 03/15/2029	42,756
140,000,000	10.500%, 08/15/2030	10,913
1,689,000,000	8.750%, 05/15/2031	116,745
7,580,000,000	8.375%, 03/15/2034	501,250
	Korea Treasury Bond
400,000,000	4.250%, 06/10/2021	381,317
581,500,000	3.375%, 09/10/2023	553,290
459,000,000	3.500%, 03/10/2024	440,091
267,000,000	3.000%, 09/10/2024	250,492
	Mexican Bonos
378,200	5.000%, 12/11/2019	1,956,054
11,000	8.000%, 06/11/2020	59,031
7,600	6.500%, 06/10/2021	39,412
	Mexican Udibonos
16,186	4.000%, 06/13/2019 (j)	86,547
13,376	2.500%, 12/10/2020 (j)	69,848
	Philippine Government Bond
22,580,000	3.875%, 11/22/2019	409,547
15,690,000	3.375%, 08/20/2020	275,525
	Republic of Ghana Government Bond
1,810,000	16.250%, 05/17/2021	339,168
200,000	24.500%, 06/21/2021	44,411
390,000	24.750%, 07/19/2021	86,859
150,000	16.250%, 04/07/2025	25,516
910,000	19.000%, 11/02/2026	170,317
1,071,000	Ukraine Government International Bond 1.987%, 05/31/2040 (e)(o)	567,780

	Total Foreign Government Debt Obligations (Cost $21,971,761)	18,506,815

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 16.90%
	Federal Home Loan Mortgage Corp.
1,069,947	Pool #4062, 3.500%, 06/15/2042	1,029,416
811,668	Pool #4171, 3.000%, 02/15/2043	732,572
478,844	Pool #4768, 2.458% (1 Month LIBOR USD + 0.300%, 6.500% Cap, 0.300% Floor), 03/15/2048 (b)	477,905
	Federal National Mortgage Association
576,506	Pool #1201, 3.500%, 10/01/2032	578,878

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
287,891	Pool #2005-56, 6.000% (1 Month LIBOR USD + 42.300%, 6.000% Cap, 0.000% Floor), 08/25/2033 (b)(m)	$310,978
34,124	Pool #2011-113, 4.000%, 03/25/2040	34,194
507,962	Pool #2012-63, 2.000%, 08/25/2040	487,944
1,038,134	Pool #2014-95, 3.000%, 04/25/2041	1,012,909
481,702	Pool #2012-150, 1.750%, 01/25/2043	450,453
721,456	Pool #2018-23, 2.750%, 12/25/2043	696,739
475,301	Pool #2018-27, 3.000%, 12/25/2047	453,337
464,040	Pool #3392, 4.000%, 01/01/2048	469,037
486,582	Pool #2018-31, 2.516% (1 Month LIBOR USD + 0.300%, 6.500% Cap, 0.300% Floor), 05/25/2048 (b)	485,467
483,170	Pool #2018-36, 3.000%, 06/25/2048	465,552
469,249	Pool #2018-38, 3.000%, 06/25/2048	450,839
494,502	Pool #3414, 3.500%, 07/01/2048	487,053
	Government National Mortgage Association
595,379	Pool #2010-62, 3.585% (1 Month LIBOR USD + 5.750%, 5.750% Cap, 0.000% Floor), 05/20/2040 (b)(i)(m)	65,478
603,698	Pool #2011-72, 3.215% (1 Month LIBOR USD + 5.380%, 5.380% Cap, 0.000% Floor), 05/20/2041 (b)(i)(m)	64,574
651,186	Pool #2012-40, 4.000%, 01/20/2042	651,309
1,159,230	Pool #2013-113, 4.085% (1 Month LIBOR USD + 6.250%, 6.250% Cap, 0.000% Floor), 03/20/2043 (b)(i)(m)	122,233

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $9,775,820)	9,526,867

Number of Shares
	PREFERRED STOCKS - 0.02%
	Transportation - 0.02%
49	CEVA Holdings LLC (c)(d)	9,081

	Total Preferred Stocks (Cost $64,483)	9,081

	WARRANTS - 0.00%
	Textiles, Apparel & Luxury Goods - 0.00%
361	Edcon Holdings, Ltd. F - Expiration: December, 2049 (c)(d)(g)(h)	0
6,464,770	Edcon Holdings, Ltd. F1 - Expiration: December, 2049 (c)(d)(g)(h)	0
523,517	Edcon Holdings, Ltd. F2 - Expiration: December, 2049 (c)(d)(g)(h)	0

	Total Warrants (Cost $0)	0

Principal Amount
	SHORT TERM INVESTMENTS - 29.06%
	Foreign Government Debt Obligation - 6.44%
	Banco Central de la Republica Argentina
2,333,000	21.960%, 10/17/2018 (f)	55,852
228,000	30.890%, 11/21/2018 (f)	5,248
286,000	Bonos de la Nacion Argentina Con Ajuste Por Cer 3.750%, 02/08/2019	8,632

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2018

Principal Amount		Value
	SHORT TERM INVESTMENTS (Continued)
	Foreign Government Debt Obligation (Continued)
	Argentina Treasury Bill
129,000	45.520%, 10/12/2018 (f)	$3,122
771,000	48.090%, 03/29/2019 (f)	18,525
9,164,000	49.530%, 09/30/2019 (f)	228,161
	Egypt Treasury Bill
2,300,000	10.710%, 10/16/2018 (f)	127,376
6,100,000	19.680%, 11/06/2018 (f)	335,446
2,525,000	14.310%, 11/27/2018 (f)	136,919
1,275,000	19.690%, 12/04/2018 (f)	69,129
	Mexico Cetes
808,600	9.820%, 10/11/2018 (f)	431,186
117,340	8.270%, 11/08/2018 (f)	62,194
1,049,640	8.230%, 12/06/2018 (f)	552,601
393,540	8.080%, 01/31/2019 (f)	204,656
1,088,340	7.910%, 03/28/2019 (f)	559,081
1,481,350	7.990%, 05/23/2019 (f)	751,828
164,070	8.160%, 07/04/2019 (f)	82,522

		3,632,478

	Money Market Funds - 9.96%
5,614,949	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.93% (k)	5,614,949

	United States Treasury Bills - 12.66%
5,350,000	1.860%, 10/11/2018 (f)	5,347,136
1,800,000	2.140%, 12/27/2018 (f)	1,790,659

		7,137,795

	Total Short Term Investments (Cost $16,298,274)	16,385,222

	Total Investments (Cost $61,590,751) - 96.36%	54,325,795
	Other Assets in Excess of Liabilities - 3.64%	2,049,778

	TOTAL NET ASSETS - 100.00%	$56,375,573

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of September 30, 2018.
(b)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2018.
(c)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $9,081, which represents 0.02% of total net assets.
(d)	Non-income producing.
(e)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The value of these securities total $631,965, which represents 1.12% of total net assets.
(f)	Zero Coupon Bond. The effective yield is listed.
(g)	As of September 30, 2018, the Valuation Committee has fair valued these securities. The value of these securities total $0, which represents 0.00% of total net assets.
(h)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(i)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at September 30, 2018. These securities are liquid according to the Fund’s liquidity guidelines and the value of these securities total $577,480, which represents 1.02% of total net assets.
(j)	Represents an inflation protected security.
(k)	Seven-day yield as of September 30, 2018.
(l)	Step-up bond; the interest rate shown is the rate in effect as of September 30, 2018.
(m)	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplyer or slope.
(n)	Non-income producing security. Item identified as in default as to payment of interest.
(o)	Variable rate security. The coupon rate will be 0.00% until the year 2021. The effective yield is listed.

Glossary of Terms

LIBOR	-	London Interbank Offered Rate
PIK	-	Payment In Kind

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Unaudited)

September 30, 2018

Forward expiration date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
3/21/2019	Citibank	Brazilian Real	3,300,000	Euro	658,880	$27,301
10/2/2018	Deutsche Bank	Japanese Yen	40,134,658	U.S. Dollar	353,952	(613)
10/3/2018	Citibank	Mexican Peso	46,884,480	Euro	1,972,837	211,908
1/14/2019	Citibank	Mexican Peso	16,860,600	Euro	723,419	37,839
10/11/2018	JP Morgan Chase	U.S. Dollar	176,295	Australian Dollar	245,500	(1,176)
10/12/2018	JP Morgan Chase	U.S. Dollar	355,025	Australian Dollar	491,000	81
10/15/2018	JP Morgan Chase	U.S. Dollar	249,179	Australian Dollar	339,000	4,109
10/15/2018	Citibank	U.S. Dollar	154,593	Australian Dollar	217,744	(2,819)
10/22/2018	JP Morgan Chase	U.S. Dollar	1,070,889	Australian Dollar	1,489,000	(5,608)
11/13/2018	Citibank	U.S. Dollar	154,624	Australian Dollar	217,744	(2,824)
11/13/2018	JP Morgan Chase	U.S. Dollar	181,830	Australian Dollar	245,500	4,311
11/16/2018	JP Morgan Chase	U.S. Dollar	122,990	Australian Dollar	169,500	424
11/23/2018	Citibank	U.S. Dollar	270,422	Australian Dollar	370,000	2,860
12/13/2018	Citibank	U.S. Dollar	155,198	Australian Dollar	218,512	(2,847)
2/15/2019	JP Morgan Chase	U.S. Dollar	125,002	Australian Dollar	169,500	2,302
10/5/2018	Deutsche Bank	U.S. Dollar	214,645	Euro	183,683	1,262
10/5/2018	Bank of America	U.S. Dollar	218,932	Euro	186,500	2,277
10/22/2018	Deutsche Bank	U.S. Dollar	51,507	Euro	44,000	322
10/22/2018	Morgan Stanley	U.S. Dollar	51,842	Euro	44,250	367
10/22/2018	Goldman Sachs	U.S. Dollar	398,939	Euro	340,000	3,421
10/23/2018	Morgan Stanley	U.S. Dollar	51,229	Euro	44,250	(251)
10/24/2018	Deutsche Bank	U.S. Dollar	91,987	Euro	78,923	162
10/24/2018	UBS	U.S. Dollar	239,680	Euro	203,500	2,913
10/25/2018	Deutsche Bank	U.S. Dollar	51,876	Euro	44,000	679
10/25/2018	JP Morgan Chase	U.S. Dollar	70,817	Euro	60,167	808
10/31/2018	Goldman Sachs	U.S. Dollar	53,531	Euro	45,500	563
10/31/2018	Deutsche Bank	U.S. Dollar	392,744	Euro	333,733	4,233
11/2/2018	HSBC	U.S. Dollar	40,316	Euro	34,118	592
11/2/2018	JP Morgan Chase	U.S. Dollar	310,920	Euro	263,000	4,702
11/8/2018	Citibank	U.S. Dollar	77,673	Euro	66,790	(131)
11/9/2018	Barclays	U.S. Dollar	220,878	Euro	189,000	695
11/9/2018	BNP Paribas	U.S. Dollar	2,156,012	Euro	1,845,000	6,606
11/16/2018	Deutsche Bank	U.S. Dollar	13,761	Euro	12,000	(226)
11/16/2018	JP Morgan Chase	U.S. Dollar	68,960	Euro	60,167	(1,173)
11/20/2018	JP Morgan Chase	U.S. Dollar	101,337	Euro	88,500	(1,857)
11/21/2018	JP Morgan Chase	U.S. Dollar	68,955	Euro	60,167	(1,207)
11/26/2018	Bank of America	U.S. Dollar	367,268	Euro	319,000	(4,878)
11/26/2018	Citibank	U.S. Dollar	1,893,116	Euro	1,620,000	3,219
11/28/2018	Goldman Sachs	U.S. Dollar	53,144	Euro	45,500	54
11/29/2018	Deutsche Bank	U.S. Dollar	391,723	Euro	333,864	2,123
12/7/2018	Deutsche Bank	U.S. Dollar	214,944	Euro	183,683	417
12/7/2018	Bank of America	U.S. Dollar	726,059	Euro	620,500	1,364
12/13/2018	Citibank	U.S. Dollar	74,146	Euro	63,594	(174)
10/2/2018	Deutsche Bank	U.S. Dollar	366,199	Japanese Yen	40,134,658	12,859
10/4/2018	JP Morgan Chase	U.S. Dollar	155,101	Japanese Yen	17,142,239	4,161
10/12/2018	JP Morgan Chase	U.S. Dollar	396,412	Japanese Yen	43,970,000	9,018
10/15/2018	Deutsche Bank	U.S. Dollar	2,298,474	Japanese Yen	254,142,270	58,875
11/2/2018	Deutsche Bank	U.S. Dollar	365,870	Japanese Yen	40,545,342	8,087
11/9/2018	BNP Paribas	U.S. Dollar	804,267	Japanese Yen	88,730,000	20,880
11/20/2018	Bank of America	U.S. Dollar	136,258	Japanese Yen	15,015,000	3,583
11/30/2018	JP Morgan Chase	U.S. Dollar	88,343	Japanese Yen	9,750,000	2,116
12/4/2018	JP Morgan Chase	U.S. Dollar	155,780	Japanese Yen	17,142,239	4,109
12/11/2018	HSBC	U.S. Dollar	348,479	Japanese Yen	38,500,000	7,569
12/12/2018	Deutsche Bank	U.S. Dollar	142,227	Japanese Yen	15,700,000	3,191
12/12/2018	HSBC	U.S. Dollar	429,891	Japanese Yen	47,460,000	9,595
12/18/2018	Bank of America	U.S. Dollar	135,392	Japanese Yen	15,015,000	2,332
12/18/2018	HSBC	U.S. Dollar	975,145	Japanese Yen	106,620,000	30,297
12/18/2018	JP Morgan Chase	U.S. Dollar	166,467	Japanese Yen	18,500,000	2,523
12/28/2018	JP Morgan Chase	U.S. Dollar	86,869	Japanese Yen	9,750,000	371

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued) (Unaudited)

September 30, 2018

Forward expiration date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
1/4/2019	Deutsche Bank	U.S. Dollar	356,692	Japanese Yen	40,134,658	$435
1/11/2019	Goldman Sachs	U.S. Dollar	179,333	Japanese Yen	19,732,000	4,083
1/16/2019	JP Morgan Chase	U.S. Dollar	410,018	Japanese Yen	44,610,000	13,655
1/25/2019	Citibank	U.S. Dollar	337,106	Japanese Yen	36,309,000	14,265
1/25/2019	JP Morgan Chase	U.S. Dollar	519,485	Japanese Yen	56,000,000	21,562
2/4/2019	JP Morgan Chase	U.S. Dollar	1,882,814	Japanese Yen	200,000,000	103,090
2/14/2019	Citibank	U.S. Dollar	111,948	Japanese Yen	11,860,000	6,325
2/15/2019	JP Morgan Chase	U.S. Dollar	379,108	Japanese Yen	41,463,000	9,819
3/20/2019	Citibank	U.S. Dollar	527,533	Japanese Yen	58,390,000	6,103
3/25/2019	JP Morgan Chase	U.S. Dollar	348,368	Japanese Yen	38,610,000	3,437
3/26/2019	Deutsche Bank	U.S. Dollar	159,804	Japanese Yen	17,733,000	1,370
3/26/2019	Citibank	U.S. Dollar	321,387	Japanese Yen	35,670,000	2,695
10/29/2018	HSBC	U.S. Dollar	245,475	South Korea Won	270,856,853	1,135
11/13/2018	JP Morgan Chase	U.S. Dollar	373,030	South Korea Won	400,000,000	12,059
11/23/2018	Citibank	U.S. Dollar	47,055	South Korea Won	52,836,000	(637)
12/7/2018	Goldman Sachs	U.S. Dollar	965,235	South Korea Won	1,037,000,000	28,779

						$709,871

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS (Unaudited)

Interest Rate Swaps

September 30, 2018

Pay/Receive Floating Rate	Floating Rate Index		Floating Payment Frequency	Fixed Pay Rate	Fixed Payment Frequency	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	*	Quarterly	3.848%	Semi-Annual	8/22/2043	JP Morgan Chase	$4,170,000	$(523,684)	$0	$(523,684)
Receive	3-MO-USD-LIBOR	*	Quarterly	2.587%	Semi-Annual	7/27/2047	Citibank	1,100,000	117,087	0	117,087
Receive	3-MO-USD-LIBOR	*	Quarterly	1.973%	Semi-Annual	1/27/2025	Citibank	360,000	22,909	0	22,909
Receive	3-MO-USD-LIBOR		Quarterly	2.980%	Semi-Annual	2/20/2048	Citibank	274,000	8,029	0	8,029
Receive	3-MO-USD-LIBOR	**	Quarterly	3.002%	Semi-Annual	2/22/2048	HSBC	274,000	6,816	0	6,816
Receive	3-MO-USD-LIBOR	**	Quarterly	3.019%	Semi-Annual	2/23/2048	HSBC	274,000	5,888	0	5,888
Receive	3-MO-USD-LIBOR	*	Quarterly	1.914%	Semi-Annual	1/22/2025	HSBC	196,000	13,116	0	13,116
Receive	3-MO-USD-LIBOR	*	Quarterly	1.817%	Semi-Annual	2/3/2025	Citibank	120,000	8,751	0	8,751
Receive	3-MO-USD-LIBOR	*	Quarterly	1.942%	Semi-Annual	1/30/2025	Citibank	80,000	5,242	0	5,242

									$(335,846)	$0	$(335,846)

*	Centrally cleared swap, clearing agent: JP Morgan Chase
**	Centrally cleared swap, clearing agent: Citibank

See notes to financial statements.

GuidePath® Growth Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 98.65%
	Exchange Traded Funds - 98.65%
257,241	iShares Core MSCI EAFE ETF	$16,484,003
1,194,274	iShares Core MSCI Emerging Markets ETF (a)	61,839,508
960,103	iShares Core S&P Small-Cap ETF (a)	83,759,386
758,535	iShares MSCI Canada ETF (a)	21,830,637
437,650	iShares MSCI Switzerland Capped ETF	15,182,079
1,315,518	Schwab U.S. Large-Cap ETF	91,507,432
388,211	SPDR S&P 600 Small Cap Growth ETF (a)	26,204,243
344,796	SPDR S&P China ETF	33,331,429
4,267,715	Vanguard FTSE Developed Markets ETF (a)	184,664,028
235,478	Vanguard Global ex-U.S. Real Estate ETF	13,226,799
293,011	Vanguard Real Estate ETF (a)	23,640,127
711,553	Vanguard S&P 500 ETF	190,020,229
53,105	Vanguard Value ETF (a)	5,877,661

		767,567,561

	Total Investment Companies (Cost $639,932,765)	767,567,561

	SHORT TERM INVESTMENTS - 1.35%
	Money Market Funds - 1.35%
10,465,788	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.93% (b)	10,465,788

	Total Short Term Investments (Cost $10,465,788)	10,465,788

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 31.29%
	Investments Purchased with Proceeds from Securities Lending Collateral - 31.29%
243,463,154	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 2.32% (b)	$243,463,154

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $243,463,154)	243,463,154

	Total Investments (Cost $893,861,707) - 131.29%	1,021,496,503
	Liabilities in Excess of Other Assets - (31.29)%	(243,472,178)

	TOTAL NET ASSETS - 100.00%	$778,024,325

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2018.

See notes to financial statements.

GuidePath® Conservative Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Shares		Value
	INVESTMENT COMPANIES - 98.80%
	Exchange Traded Funds - 98.80%
89,013	Invesco DB Gold Fund	$3,330,866
349,746	iShares 1-3 Year Treasury Bond ETF (a)	29,060,395
304,518	iShares 7-10 Year Treasury Bond ETF (a)	30,808,086
182,177	iShares 20+ Year Treasury Bond ETF	21,363,897
78,143	iShares Core MSCI Emerging Markets ETF (a)	4,046,245
231,481	iShares Core S&P Small-Cap ETF (a)	20,194,402
266,571	iShares Edge MSCI Min Vol USA ETF (a)	15,205,210
30,865	iShares J.P. Morgan USD Emerging Markets Bond ETF	3,327,556
149,814	iShares Long Term Corporate Bond ETF (a)	8,729,662
114,278	iShares MSCI Canada ETF	3,288,921
223,022	iShares MSCI Switzerland Capped ETF (a)	7,736,633
163,203	iShares U.S. Credit Bond ETF (a)	8,750,945
535,642	SPDR Bloomberg Barclays High Yield Bond ETF (a)	19,309,894
122,411	SPDR Bloomberg Barclays International Treasury Bond ETF	3,351,613
162,257	SPDR Bloomberg Barclays TIPS ETF	8,838,139
25,890	SPDR S&P 600 Small CapValue ETF	1,767,510
42,551	SPDR S&P China ETF	4,113,405
767,323	Vanguard FTSE Developed Markets ETF (a)	33,202,066
749,727	Vanguard Mortgage-Backed Securities ETF	38,236,077
69,178	Vanguard Real Estate ETF (a)	5,581,281
153,060	Vanguard S&P 500 ETF (a)	40,874,673
25,368	Vanguard Total Bond Market ETF	1,996,462
60,929	Vanguard Value ETF (a)	6,743,622

	Total Investment Companies (Cost $306,762,580)	319,857,560

Shares		Value
	SHORT TERM INVESTMENTS - 1.23%
	Money Market Funds - 1.23%
3,994,551	Deutsche Government Money Market Series - Institutional Shares Effective Yield 1.93% (b)	$3,994,551

	Total Short Term Investments (Cost $3,994,551)	3,994,551

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 27.65%
	Investments Purchased with Proceeds from Securities Lending Collateral - 27.65%
89,536,755	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 2.32% (b)	89,536,755

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $89,536,755)	89,536,755

	Total Investments (Cost $400,293,886) - 127.68%	413,388,866
	Liabilities in Excess of Other Assets - (27.68)%	(89,619,658)

	TOTAL NET ASSETS - 100.00%	$323,769,208

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2018.

See notes to financial statements.

GuidePath® Tactical Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 98.70%
	Exchange Traded Funds - 98.70%
121,425	Healthcare Select Sector SPDR Fund	$11,553,589
127,000	Invesco QQQ Trust Series 1 (a)	23,595,330
90,917	iShares Core S&P 500 ETF	26,614,133
246,710	ProShares Ultra S&P 500 ETF (a)	31,460,459
804,309	Schwab U.S. Large-Cap ETF (a)	55,947,734
12,612	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1,155,007
42,851	SPDR S&P 500 ETF Trust	12,457,643
156,776	Technology Select Sector SPDR ETF	11,809,936
236,683	Vanguard Growth ETF (a)	38,115,430
99,313	Vanguard Mid-Cap Growth ETF	14,152,103
304,729	Vanguard S&P 500 ETF (a)	81,377,879
78,035	Vanguard Small-Cap Growth ETF (a)	14,617,516
79,038	Vanguard Small-Cap Value ETF (a)	11,014,736
117,751	Vanguard Value ETF	13,032,681

		346,904,176

	Total Investment Companies (Cost $292,322,265)	346,904,176

	SHORT TERM INVESTMENTS - 1.18%
	Money Market Funds - 1.18%
4,149,221	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.93% (b)	4,149,221

	Total Short Term Investments (Cost $4,149,221)	4,149,221

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 18.35%
	Investments Purchased with Proceeds from Securities Lending Collateral - 18.35%
64,496,463	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 2.32% (b)	$64,496,463

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $64,496,463)	64,496,463

	Total Investments (Cost $360,967,949) - 118.23%	415,549,860
	Liabilities in Excess of Other Assets - (18.23)%	(64,071,034)

	TOTAL NET ASSETS - 100.00%	$351,478,826

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2018.

See notes to financial statements.

GuidePath® Absolute Return Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 99.08%
	Exchange Traded Funds - 56.06%
29,417	Invesco DB Agriculture Fund (a)	$497,442
10,707	Invesco DB Base Metals Fund (a)(b)	177,950
18,875	Invesco DB Energy Fund (a)	342,175
373,869	iShares 1-3 Year Treasury Bond ETF (b)	31,064,775
156,560	iShares 3-7 Year Treasury Bond ETF (b)	18,641,599
72,144	iShares Core MSCI Emerging Markets ETF (b)	3,735,616
190,323	iShares J.P. Morgan USD Emerging Markets Bond ETF (b)	20,518,723
150,768	ProShares Investment Grade-Interest Rate Hedged ETF	11,422,184
40,701	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	3,727,398
517,722	SPDR Bloomberg Barclays High Yield Bond ETF (b)	18,663,878
807,794	SPDR Portfolio Short Term Corporate Bond ETF	24,379,223
92,368	Vanguard FTSE Developed Markets ETF (b)	3,996,763
304,910	Vanguard Mortgage-Backed Securities ETF	15,550,410
33,216	Vanguard S&P 500 ETF (b)	8,870,333
160,822	Vanguard Total Bond Market ETF	12,656,691

		174,245,160

	Mutual Funds - 43.02%
819,798	BlackRock Low Duration Bond Portfolio - Institutional Shares	7,763,483
894,945	DoubleLine Core Fixed Income Fund - Institutional Shares	9,522,212
1,560,105	DoubleLine Low Duration Bond Fund - Institutional Shares	15,507,442
573,709	DoubleLine Multi-Asset Growth Fund - Institutional Shares (d)	5,444,496
3,904,059	DoubleLine Total Return Bond Fund - Institutional Shares	40,367,975
2,721,979	T. Rowe Price Institutional Floating Rate Fund	27,192,572
4,834,166	Vanguard High-Yield Corporate Fund - Admiral Shares	27,893,138

		133,691,318

	Total Investment Companies (Cost $310,261,568)	307,936,478

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.94%
	Money Market Funds - 0.94%
2,932,840	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.93% (c)	$2,932,840

	Total Short Term Investments (Cost $2,932,840)	2,932,840

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 13.21%
	Investments Purchased with Proceeds from Securities Lending Collateral - 13.21%
41,058,857	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 2.32% (c)	41,058,857

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $41,058,857)	41,058,857

	Total Investments (Cost $354,253,265) - 113.23%	351,928,175
	Liabilities in Excess of Other Assets - (13.23)%	(41,119,829)

	TOTAL NET ASSETS - 100.00%	$310,808,346

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of September 30, 2018
(d)	Certain GPS Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to 1.04% of total net assets as of September 30, 2018.

See notes to financial statements.

GuidePath® Multi-Asset Income Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 98.68%
	Exchange Traded Funds - 79.46%
84,630	Global X MLP ETF (a)	$808,217
132,522	iShares 0-5 Year High Yield Corporate Bond ETF	6,239,135
45,015	iShares 20+ Year Treasury Bond ETF (a)	5,278,909
47,092	iShares Currency Hedged MSCI Eurozone ETF	1,396,749
21,210	iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	2,437,665
145,100	iShares Income Emerging Markets Dividend ETF (a)	5,645,841
19,964	iShares MBS ETF	2,062,880
218,149	iShares U.S. Preferred Stock ETF (a)	8,099,872
211,958	SPDR Portfolio Aggregate Bond ETF (a)	5,873,356
132,803	SPDR Portfolio Long Term Corporate Bond ETF	3,475,455
653,875	SPDR Portfolio S&P 500 High Dividend ETF	24,530,120
28,606	SPDR Portfolio Short Term Corporate Bond ETF	863,329
29,061	SPDR S&P Global Dividend ETF (a)	1,972,661
34,251	SPDR S&P Global Infrastructure ETF (a)	1,658,091
35,659	Vanguard Emerging Markets Government Bond ETF (a)	2,704,022
49,982	Vanguard Global ex-U.S. Real Estate ETF	2,807,489
41,026	Vanguard Intermediate-Term Corporate Bond ETF	3,426,902
202,024	Vanguard International High Dividend Yield ETF	12,691,148
52,018	Vanguard Real Estate ETF (a)	4,196,812
2,995	Vanguard S&P 500 ETF	799,815
160,374	WisdomTree U.S. SmallCap Dividend Fund (a)	4,764,712

		101,733,180

	Mutual Funds - 19.22%
281,103	BlackRock Strategic Income Opportunities Portfolio - Institutional Shares	2,735,129
239,804	Loomis Sayles Global Equity and Income Fund - Institutional Shares	5,575,442
760,908	T. Rowe Price Institutional Floating Rate Fund	7,601,472
1,508,367	Vanguard High-Yield Corporate Fund - Admiral Shares	8,703,276

		24,615,319

	Total Investment Companies (Cost $124,285,008)	126,348,499

	SHORT TERM INVESTMENTS - 1.24%
	Money Market Funds - 1.24%
1,586,508	Deutsche Government Money Market Series - Institutional Shares Effective Yield 1.93% (b)	1,586,508

	Total Short Term Investments (Cost $1,586,508)	1,586,508

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 11.41%
	Investments Purchased with Proceeds from Securities Lending - 11.41%
14,614,425	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 2.32% (b)	$14,614,425

	Total Investments Purchased with Proceeds from Securities Lending (Cost $14,614,425)	14,614,425

	Total Investments (Cost $140,485,941) - 111.33%	142,549,432
	Liabilities in Excess of Other Assets - (11.33)%	(14,507,623)

	TOTAL NET ASSETS - 100.00%	$128,041,809

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2018.

See notes to financial statements.

GuidePath® Flexible Income Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 99.11%
	Exchange Traded Funds - 69.02%
171,496	iShares 0-5 Year High Yield Corporate Bond ETF	$8,074,032
62,239	iShares iBoxx $ High Yield Corporate Bond ETF (a)	5,379,939
298,196	SPDR Bloomberg Barclays High Yield Bond ETF (a)	10,749,966
292,398	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	8,067,261
5,974	Vanguard Total Bond Market ETF	470,154

		32,741,352

	Mutual Funds - 30.09%
371,301	BlackRock High Yield Portfolio - Institutional Shares	2,847,878
1,980,534	Vanguard High-Yield Corporate Fund - Admiral Shares	11,427,678

		14,275,556

	Total Investment Companies (Cost $47,224,562)	47,016,908

	SHORT TERM INVESTMENTS - 0.94%
	Money Market Funds - 0.94%
444,228	Deutsche Government Money Market Series - Institutional Shares Effective Yield 1.93% (b)	444,228

	Total Short Term Investments (Cost $444,228)	444,228

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 33.73%
	Investments Purchased with Proceeds from Securities Lending - 33.73%
15,999,467	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 2.32% (b)	$15,999,467

	Total Investments Purchased with Proceeds from Securities Lending (Cost $15,999,467)	15,999,467

	Total Investments (Cost $63,688,257) - 133.78%	63,460,603
	Liabilities in Excess of Other Assets - (33.78)%	(16,022,836)

	TOTAL NET ASSETS - 100.00%	$47,437,767

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2018.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Principal Amount		Value
	SHORT TERM INVESTMENTS - 97.15%
	Certificates of Deposit - 65.20%
	Banco Del Estado De Chile
4,000,000	2.330% (1 Month LIBOR USD + 0.210%), 03/04/2019 (a)	$4,002,060
2,000,000	2.130%, 10/03/2018	2,000,001
4,000,000	Bank of Montreal
	2.343% (1 Month LIBOR USD + 0.210%), 01/10/2019 (a)	4,002,124
4,500,000	BNP Paribas SA
	2.310%, 10/04/2018	4,500,002
6,700,000	CIBC
	2.130%, 10/01/2018	6,700,000
2,000,000	Commonwealth Bank of Australia
	2.374% (1 Month LIBOR USD + 0.260%), 01/03/2019 (a)	2,001,318
5,000,000	Credit Industriel et Commercial Bank
	2.300%, 12/20/2018	5,000,193
5,000,000	Dexia Credit Local SA
	2.412% (3 Month LIBOR USD + 0.100%), 05/17/2019 (a)	5,000,129
	DNB ASA
1,000,000	2.090%, 10/02/2018	1,000,000
5,000,000	2.210%, 11/08/2018	5,000,000
	Landesbank Hessen-Thueringen Girozentrale
3,500,000	2.280%, 10/10/2018	3,500,000
1,500,000	2.280%, 10/16/2018	1,500,000
5,000,000	Mitsubishi UFJ Trust & Banking Corp.
	2.340%, 10/16/2018	5,000,000
	Mizuho Bank, Ltd.
4,500,000	2.260%, 10/23/2018	4,500,000
1,500,000	2.350%, 12/27/2018	1,500,000
6,700,000	National Bank of Kuwait
	2.160%, 10/01/2018	6,700,000
6,200,000	The Norinchukin Bank
	2.050%, 10/02/2018	6,200,000
2,100,000	Oversea-Chinese Banking Corp., Ltd.
	2.260%, 10/09/2018	2,100,000
	Royal Bank of Canada
1,600,000	2.631% (3 Month LIBOR USD + 0.250%), 03/27/2019 (a)	1,601,665
1,800,000	2.449% (1 Month LIBOR USD + 0.310%), 06/12/2019 (a)	1,801,676
1,000,000	2.461% (3 Month LIBOR USD + 0.130%), 07/10/2019 (a)	1,000,494
1,500,000	Sumitomo Mitsui Banking Corp.
	2.270%, 10/22/2018	1,500,000
5,000,000	Sumitomo Mitsui Trust Bank, Ltd.
	2.340%, 10/15/2018	5,000,000
4,000,000	Svenska Handelsbanken
	2.375% (1 Month LIBOR USD + 0.210%), 11/20/2018 (a)	4,000,000
1,000,000	Swedbank AB
	2.339% (1 Month LIBOR USD + 0.200%), 02/12/2019 (a)	1,000,552
	The Toronto-Dominion Bank
4,500,000	2.460%, 02/28/2019	4,498,957
1,500,000	2.455%, 02/11/2019	1,499,800

		92,108,971

Principal Amount		Value
	Commercial Paper - 15.64%
3,000,000	Bank of America
	2.450%, 02/12/2019	$2,999,643
5,100,000	COFCO Capital Corp.
	2.174%, 10/09/2018	5,097,541
4,500,000	ING U.S. Funding, LLC.
	2.295% (1 Month LIBOR USD + 0.230%), 11/26/2018 (a)	4,500,000
5,500,000	Santander UK PLC
	2.260%, 10/16/2018	5,494,850
4,000,000	Swedbank AB
	2.288%, 10/04/2018	3,999,243

		22,091,277

Number of Shares
	Money Market Funds - 4.83%
6,831,370	Deutsche Government Money Market Series - Institutional Shares
	Effective Yield, 1.93% (b)(c)	6,831,370

		6,831,370

Principal Amount
	U.S. Treasury Bill - 11.48%
5,500,000	2.070%, 10/04/2018 (c)(d)(e)	5,499,119
4,500,000	2.089%, 11/01/2018 (c)(d)(e)	4,492,353
3,500,000	2.158%, 12/06/2018 (c)(d)(e)	3,486,381
2,750,000	2.211%, 01/03/2019 (d)(e)	2,734,257

		16,212,110

	Total Short Term Investments (Cost $137,235,856)	137,243,728

	Total Investments (Cost $137,235,856) - 97.15%	137,243,728
	Other Assets in Excess of Liabilities - 2.85%	4,023,243

	TOTAL NET ASSETS - 100.00%	$141,266,971

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2018.
(b)	Seven-day yield as of September 30, 2018.
(c)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(d)	Zero coupon bond. The effective yield is listed.
(e)	All or a portion of this security is held as collateral for certain futures contracts.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Unaudited)

September 30, 2018

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value/Unrealized Appreciation (Depreciation)
Amsterdam IDX Futures	54	$6,889,735	Oct-18	$45,942
Australian 3-Year Treasury Bond Futures	208	16,729,243	Dec-18	(35,133)
Australian 10-Year Treasury Bond Futures	66	6,147,347	Dec-18	(46,297)
Australian Dollar Futures	(255)	(18,428,850)	Dec-18	(290,650)
Brent Crude Futures (a)	56	4,632,880	Oct-18	373,244
British Pound Futures	(145)	(11,859,188)	Dec-18	(2,029)
CAC40 Index Futures	133	8,476,860	Oct-18	156,282
Canadian 10-Year Bond Futures	(350)	(35,936,206)	Dec-18	43,648
Canadian Dollar Futures	(234)	(18,136,170)	Dec-18	(320,929)
Cocoa Futures (a)	7	143,990	Dec-18	(18,750)
Coffee ‘C’ Futures (a)	(134)	(5,148,113)	Dec-18	271,339
Copper Futures (a)	(63)	(4,417,875)	Dec-18	(254,233)
Corn Futures (a)	(312)	(5,557,500)	Dec-18	405,818
Cotton No. 2 Futures (a)	30	1,145,550	Dec-18	(186,147)
DAX® Index Futures	(6)	(2,131,947)	Dec-18	(26,629)
DJIA E-Mini CBOT Futures	104	13,767,520	Dec-18	151,405
E-mini Nasdaq 100 Futures	77	11,789,085	Dec-18	169,103
E-mini Russell 2000 Futures	111	9,439,440	Dec-18	(130,391)
E-mini S&P 500 Futures	93	13,573,350	Dec-18	116,437
E-mini S&P Mid Cap 400 Futures	55	11,138,600	Dec-18	(115,771)
Euribor 3 Month Futures	210	61,125,753	Mar-19	$2,736
Euro Fx Futures	(122)	(17,815,050)	Dec-18	13,146
Euro Stoxx 50® Index Futures	(34)	(1,337,041)	Dec-18	(17,819)
Euro-Bobl Futures	98	14,871,414	Dec-18	(76,245)
Euro-BTP Futures	(22)	(3,163,255)	Dec-18	(17,651)
Euro-BTP Futures - Short	24	3,044,271	Dec-18	(13,780)
Euro-Bund Futures	118	21,754,833	Dec-18	(142,646)
Euro-Buxl® 30 Year Futures	61	12,346,039	Dec-18	(96,380)
Eurodollar 90 Day Futures	(1,049)	(255,274,150)	Dec-18	(3,029)
Euro-OATS Futures	161	28,235,612	Dec-18	(232,441)
Euro-Schatz Futures	(355)	(46,070,574)	Dec-18	(9,293)
FTSE 100 Index Futures	64	6,245,093	Dec-18	120,050
FTSE MIB Index Futures	(5)	(600,291)	Dec-18	8,522
FTSE/JSE Top 40 Index Futures	(38)	(1,346,785)	Dec-18	18,224
Gold 100 Oz. Futures (a)	(52)	(6,220,240)	Dec-18	147,121
Hang Seng Index Futures	5	890,258	Oct-18	391
HSCEI Index Futures	(5)	(353,331)	Oct-18	(6,459)
IBEX 35® Index Futures	(29)	(3,154,245)	Oct-18	6,171
Japanese Yen Futures	(290)	(32,095,750)	Dec-18	345,838
Live Cattle Futures (a)	(4)	(190,160)	Dec-18	(2,362)
LME Aluminium Futures (a)(b)	(95)	(4,929,313)	Dec-18	99,441
LME Aluminium Futures (a)(b)	25	1,297,188	Dec-18	(35,467)
LME Copper Futures (a)(b)	11	1,722,188	Dec-18	(1,854)
LME Copper Futures (a)(b)	(35)	(5,479,688)	Dec-18	(96,192)
LME Nickel Futures (a)(b)	(6)	(453,312)	Dec-18	(5,908)
LME Nickel Futures (a)(b)	12	906,624	Dec-18	(45,866)
LME Zinc Futures (a)(b)	6	393,300	Dec-18	16,526
LME Zinc Futures (a)(b)	(45)	(2,949,750)	Dec-18	(109,065)
Long Gilt Futures	46	7,251,167	Dec-18	(82,848)
Low Sulphur Gas Oil Futures (a)	66	4,780,050	Nov-18	268,276
Mexican Peso Futures	766	20,218,570	Dec-18	399,849
MSCI EAFE Index Futures	41	4,049,775	Dec-18	(40,449)
MSCI Emerging Markets Index Futures	(48)	(2,519,280)	Dec-18	(47,519)
MSCI Singapore Index Futures	21	568,761	Oct-18	1,007
MSCI Taiwan Index Futures	149	6,117,940	Oct-18	8,112
New Zealand Dollar Futures	(279)	(18,500,490)	Dec-18	(309,103)
Nikkei 225 Futures	65	13,798,627	Dec-18	715,908
NY Harbor ULSD Futures (a)	48	4,734,576	Oct-18	190,908
OMXS30 Futures	531	9,918,086	Oct-18	203,465

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Continued) (Unaudited)

September 30, 2018

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value/Unrealized Appreciation (Depreciation)
RBOB Gasoline Futures (a)	56	$4,905,566	Oct-18	$271,448
S&P/TSX 60 Index Futures	69	10,153,014	Dec-18	43,435
Silver Futures (a)	(87)	(6,399,720)	Dec-18	56,521
South African Rand Futures	(80)	(2,798,000)	Dec-18	(193,257)
Soybean Futures (a)	(119)	(5,030,725)	Nov-18	406,743
Soybean Meal Futures (a)	(83)	(2,564,700)	Dec-18	23,688
Soybean Oil Futures (a)	(95)	(1,652,430)	Dec-18	61,206
SPI 200TM Index Futures	96	10,745,621	Dec-18	59,320
Sterling 90 Day Futures	573	92,460,311	Mar-19	(12,234)
Sugar No. 11 Futures (a)	(305)	(3,825,920)	Feb-19	224,436
Swiss Franc Futures	23	2,956,650	Dec-18	(61,874)
TOPIX Index Futures	74	11,837,265	Dec-18	322,046
U.S. Treasury 2-Year Note Futures	(483)	(101,784,704)	Dec-18	305,387
U.S. Treasury 5-Year Note Futures	(561)	(63,099,352)	Dec-18	136,221
U.S. Treasury 10-Year Note Futures	(318)	(37,772,438)	Dec-18	68,653
U.S. Treasury Long Bond Futures	(118)	(16,579,000)	Dec-18	173,645
U.S. Treasury Ultra Bond Futures	(86)	(13,268,188)	Dec-18	160,986
Wheat Futures (a)	7	178,150	Dec-18	(4,857)
WTI Crude Futures (a)	64	4,688,000	Oct-18	273,942

				$3,795,029

(a)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(b)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date, and do not have daily cash movements like other futures contracts. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

See notes to financial statements.

GuidePath® Conservative Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 50.80%
	Exchange Traded Funds - 50.80%
334	Invesco Senior Loan ETF	$7,739
163	iShares 0-5 Year High Yield Corporate Bond ETF	7,674
309	iShares 0-5 Year Investment Grade Corporate Bond ETF	15,345
664	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	20,444

		51,202

	Total Investment Companies (Cost $51,068)	51,202

Number of Shares		Value
	SHORT TERM INVESTMENTS - 56.43%
	Money Market Funds - 56.43%
56,882	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.93% (a)	$56,882

	Total Short Term Investments (Cost $56,882)	56,882

	Total Investments (Cost $107,950) - 107.23%	108,084
	Liabilities in Excess of Other Assets - (7.23)%	(7,287)

	TOTAL NET ASSETS - 100.00%	$100,797

Percentages are stated as a percent of net assets.

(a)	Seven-day yield as of September 30, 2018.

See notes to financial statements.

GuidePath® Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 106.87%
	Exchange Traded Funds - 106.87%
78	iShares Core U.S. Aggregate Bond ETF	$8,231
138	iShares iBoxx $ Investment Grade Corporate Bond ETF	15,860
37	iShares JP Morgan USD Emerging Markets Bond ETF	3,989
389	iShares US Preferred Stock ETF	14,444
289	Schwab U.S. TIPs ETF	15,594
575	SPDR Bloomberg Barclays High Yield Bond ETF	20,729
175	VanEck Vectors Emerging Markets High Yield Bond ETF	4,006
822	Wisdomtree CBOE S&P 500 PutWrite Strategy Fund	25,186

		108,039

	Total Investment Companies (Cost $107,608)	108,039

Number of Shares		Value
	SHORT TERM INVESTMENTS - 7.13%
	Money Market Funds - 7.13%
7,211	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.93% (a)	$7,211

	Total Short Term Investments (Cost $7,211)	7,211

	Total Investments (Cost $114,819) - 114.00%	115,250
	Liabilities in Excess of Other Assets - (14.00)%	(14,157)

	TOTAL NET ASSETS - 100.00%	$101,093

Percentages are stated as a percent of net assets.

(a)	Seven-day yield as of September 30, 2018.

See notes to financial statements.

GuidePath® Growth & Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2018

Number of Shares		Value
	INVESTMENT COMPANIES - 102.67%
	Exchange Traded Funds - 102.67%
1,102	Global X MLP ETF	$10,524
159	Schwab U.S. Large-Cap ETF	11,060
636	Vanguard High Dividend Yield ETF (a)	54,518
392	Vanguard Real Estate ETF (a)	31,627

		107,729

	Total Investment Companies (Cost $104,324)	107,729

	SHORT TERM INVESTMENTS - 3.82%
	Money Market Funds - 3.82%
4,007	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 1.93% (b)	4,007

	Total Short Term Investments (Cost $4,007)	4,007

	Total Investments (Cost $108,331) - 106.49%	111,736
	Liabilities in Excess of Other Assets - (6.49)%	(6,807)

	TOTAL NET ASSETS - 100.00%	$104,929

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	Seven-day yield as of September 30, 2018.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Unaudited)

September 30, 2018

	Large Cap Core Fund	Emerging Markets Fund		Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $256,405,412, $75,914,332 and $48,202,828, respectively)[1]	$357,201,547	$90,977,388		$66,911,734
Foreign currencies (cost $0, $233,705, and $0, respectively)	—	236,281		—
Income receivable	250,446	107,262		70,826
Receivable for dividend reclaims	4,009	38,245		14
Receivable for Investment securities sold	—	—		12,992
Receivable for fund shares sold	577,875	45,900		116,594
Other assets	48,549	28,811		31,831

Total Assets	358,082,426	91,433,887		67,143,991

LIABILITIES:
Payable for collateral on securities loaned	14,679,865	1,420,509		3,287,009
Payable for investment securities purchased	—	—		6,321
Payable for fund shares redeemed	92,207	16,921		16,130
Payable to Investment Advisor	193,998	60,520		42,810
Payable to custodian	4,514	9,357		4,025
Accrued Trustee fees and expenses	6,007	1,764		1,207
Accrued distribution and shareholder servicing fees	88,089	26,009		17,187
Other accrued expenses	83,306	61,064		43,065

Total Liabilities	15,147,986	1,596,144		3,417,754

NET ASSETS	$342,934,440	$89,837,743		$63,726,237

NET ASSETS CONSIST OF:
Capital stock	237,618,023	70,569,568		42,238,671
Total distributable earnings	105,316,417	19,268,175		21,487,566

Total Net Assets	$342,934,440	$89,837,743		$63,726,237

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	35,470	666		—
Net assets	706,840	9,808		—
Net asset value, offering and redemption price per share	$19.928	$14.732	[2]	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	17,472,125	5,940,857		3,817,456
Net assets	342,227,600	89,827,935		63,726,237
Net asset value, offering and redemption price per share	$19.587	$15.121	[2]	$16.693

[1]Includes loaned securities with a value of:	$14,416,373	$1,383,427		$3,202,239

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Unaudited) (Continued)

September 30, 2018

	World ex-US Fund	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund
ASSETS:
Investments, at value (cost $185,332,523, $160,895,319 and $25,275,663, respectively)[1]	$214,030,890	$158,243,467	$26,250,770
Foreign currencies (cost $653,145, $0, and $0, respectively)	653,119	—	—
Appreciation on swap agreements	—	597,067	—
Variation margin on futures	—	1,952	—
Income receivable	611,685	760,039	404,523
Receivable for dividend reclaims	846,956	—	—
Receivable for investment securities sold	—	353,473	—
Receivable for fund shares sold	305,759	180,903	1,491
Swap premiums paid	—	284,628	—
Other assets	32,656	32,011	23,839

Total Assets	216,481,065	160,453,540	26,680,623

LIABILITIES:
Payable for collateral on securities loaned	2,398,152	1,110,200	—
Payable for investment securities purchased	—	23,174,644	—
Payable for fund shares redeemed	80,466	17,084	87,463
Payable to Investment Advisor	131,985	54,885	9,872
Payable to custodian	15,705	6,076	483
Accrued Trustee fees and expenses	3,981	2,445	514
Accrued distribution and shareholder servicing fees	52,864	36,782	13,328
Swap premiums received	—	211,454	—
Payable for deposits with broker for swaps	—	652,232	—
Other accrued expenses	75,604	93,878	28,213

Total Liabilities	2,758,757	25,359,680	139,873

NET ASSETS	$213,722,308	$135,093,860	$26,540,750

NET ASSETS CONSIST OF:
Capital stock	181,041,589	138,469,979	25,501,199
Total distributable earnings (loss)	32,680,719	(3,376,119)	1,039,551

Total Net Assets	$213,722,308	$135,093,860	$26,540,750

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	64,170	—	—
Net assets	630,020	—	—
Net asset value, offering and redemption price per share	$9.818	$—	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	22,344,824	14,984,270	2,406,739
Net assets	213,092,288	135,093,860	26,540,750
Net asset value, offering and redemption price per share	$9.537	$9.016	$11.028

[1]Includes loaned securities with a value of:	$2,277,088	$1,088,551	$—

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Unaudited) (Continued)

September 30, 2018

	Opportunistic Fixed Income Fund	Growth Allocation Fund	Conservative Allocation Fund
ASSETS:
Investments, at value (cost $61,590,751, $893,861,707, and $400,293,886, respectively)[1]	$54,325,795	$1,021,496,503	$413,388,866
Foreign currencies (cost $142,455, $0, and $0, respectively)	137,587	—	—
Deposits with brokers for forwards and swaps	1,039,885	—	—
Income receivable	467,552	1,914,083	489,309
Receivable for dividend reclaims	618	—	—
Receivable for fund shares sold	100,302	1,728,577	742,609
Appreciation of forward foreign currency contracts	741,347	—	—
Appreciation of swap agreements	187,838	—	—
Other assets	19,257	57,452	66,028

Total Assets	57,020,181	1,025,196,615	414,686,812

LIABILITIES:
Depreciation of forward foreign currency contracts	31,476	—	—
Depreciation on swap agreements	523,684	—	—
Payable for collateral on securities loaned	—	243,463,154	89,536,755
Payable for investment securities and foreign currencies purchased	—	2,512,478	857,807
Payable for fund shares redeemed	2,442	472,682	257,706
Payable to Investment Advisor	30,640	313,647	96,896
Payable to custodian	10,150	7,163	6,051
Accrued Trustee fees and expenses	1,033	12,254	5,159
Accrued distribution and shareholder servicing fees	15,500	207,911	87,460
Other accrued expenses	29,683	183,001	69,770

Total Liabilities	644,608	247,172,290	90,917,604

NET ASSETS	$56,375,573	$778,024,325	$323,769,208

NET ASSETS CONSIST OF:
Capital stock	77,408,949	646,150,117	309,314,193
Total distributable earnings	(21,033,376)	131,874,208	14,455,015

Total Net Assets	$56,375,573	$778,024,325	$323,769,208

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	46,995	544,613	260,622
Net assets	412,467	6,574,389	2,541,073
Net asset value, offering and redemption price per share	$8.777	$12.072	$9.750

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	6,414,172	64,521,663	33,240,907
Net assets	55,963,106	771,449,936	321,228,135
Net asset value, offering and redemption price per share	$8.725	$11.956	$9.664

[1]Includes loaned securities with a value of:	$—	$237,491,388	$87,451,150

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Unaudited) (Continued)

September 30, 2018

	Tactical Allocation Fund	Absolute Return Allocation Fund		Multi-Asset Income Allocation Fund
ASSETS:
Investments, at value (cost $360,967,949, $354,253,265 and $140,485,941, respectively)[1]	$415,549,860	$351,928,175		$142,549,432
Income receivable	921,681	523,268		357,787
Receivable for investment securities sold	—	215,051		—
Receivable for fund shares sold	612,778	399,904		225,269
Other assets	46,201	41,068		67,562

Total Assets	417,130,520	353,107,466		143,200,050

LIABILITIES:
Payable for collateral on securities loaned	64,496,463	41,058,857		14,614,425
Payable for investment securities purchased	495,843	131,007		318,529
Payable for fund shares redeemed	294,527	844,085		75,431
Payable to Investment Advisor	170,966	87,703		63,416
Payable to custodian	5,347	8,679		5,919
Accrued Trustee fees and expenses	5,461	5,024		2,228
Accrued distribution and shareholder servicing fees	95,779	83,997		33,096
Other accrued expenses	87,308	79,768		45,197

Total Liabilities	65,651,694	42,299,120		15,158,241

NET ASSETS	$351,478,826	$310,808,346		$128,041,809

NET ASSETS CONSIST OF:
Capital stock	292,233,428	316,408,000		126,285,542
Total distributable earnings (loss)	59,245,398	(5,599,654)		1,756,267

Total Net Assets	$351,478,826	$310,808,346		$128,041,809

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	150,882	80,139		—
Net assets	1,844,882	835,296		—
Net asset value, offering and redemption price per share	$12.227	$10.422	[2]	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	28,794,085	29,789,704		12,067,295
Net assets	349,633,944	309,973,050		128,041,809
Net asset value, offering and redemption price per share	$12.143	$10.405		$10.610	[2]

[1]Includes loaned securities with a value of:	$63,183,353	$40,018,239		$14,356,576

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Unaudited) (Continued)

September 30, 2018

	Flexible Income Allocation Fund		Managed[2] Futures Strategy Fund
ASSETS:
Investments, at value (cost $63,668,257, and $137,235,856, respectively)[1]	$63,460,603		$137,243,728
Deposits with brokers for futures	—		3,072,849
Variation margin on futures	—		795,715
Income receivable	70,166		279,584
Receivable for fund shares sold	59,574		346,928
Receivable for unsettled open futures contracts	—		115,967
Other assets	37,353		16,296

Total Assets	63,627,696		141,871,067

LIABILITIES:
Payable for collateral on securities loaned	15,999,467		—
Payable for fund shares redeemed	125,534		68,570
Payable for unsettled open futures contracts	—		294,353
Payable to investment advisor	7,497		153,588
Payable to custodian	2,208		3,140
Accrued Trustee fees and expenses	997		2,287
Accrued distribution and shareholder servicing fees	15,364		39,003
Other accrued expenses	38,862		43,155

Total Liabilities	16,189,929		604,096

NET ASSETS	$47,437,767		$141,266,971

NET ASSETS CONSIST OF:
Capital stock	55,663,014		148,145,316
Total distributable earnings	(8,225,247)		(6,878,345)

Total Net Assets	$47,437,767		$141,266,971

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	5,009		121,534
Net assets	47,811		1,021,392
Net asset value, offering and redemption price per share	$9.543	[3]	$8.406	[3]

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	4,991,419		16,960,009
Net assets	47,389,956		140,245,579
Net asset value, offering and redemption price per share	$9.493	[3]	$8.272	[3]

[1]Includes loaned securities with a value of:	$15,616,681		$—

[2]Consolidated Statement of Assets & Liabilities (see note 3b).
[3]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Unaudited) (Continued)

September 30, 2018

	Conservative Income Fund		Income Fund	Growth & Income Fund
ASSETS:
Investments, at value (cost $107,950, $114,819 and $108,331, respectively)	$108,084		$115,250	$111,736
Income receivable	86		9	424
Receivable for investment securities sold	—		8,765	—
Receivable from investment advisor	2,017		2,184	2,001
Other assets	393		401	404

Total Assets	110,580		126,609	114,565

LIABILITIES:
Payable for investment securities purchased	—		14,879	—
Payable to custodian	571		1,449	431
Payable for audit and tax fees	6,885		6,885	6,885
Payable for transfer agent fees and expenses	1,071		1,071	1,071
Accrued Trustee fees and expenses	153		153	153
Other accrued expenses	1,103		1,079	1,096

Total Liabilities	9,783		25,516	9,636

NET ASSETS	$100,797		$101,093	$104,929

NET ASSETS CONSIST OF:
Capital stock	100,604		100,742	100,736
Total distributable earnings	193		351	4,193

Total Net Assets	$100,797		$101,093	$104,929

Shares outstanding (unlimited shares of no par value authorized)	10,060		10,074	10,072
Net assets	100,797		101,093	104,929
Net asset value, offering and redemption price per share	$10.019	[1]	$10.035	$10.418

[1]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Unaudited)

For the Period Ended September 30, 2018

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $337, $220,068, and $104, respectively)	$2,399,887	$1,517,513	$371,733
Interest income	155,548	4,953	4,998

Total investment income	2,555,435	1,522,466	376,731

EXPENSES:
Investment advisory fees	722,751	288,962	170,309
Distribution (12b-1) fees – Service Shares	400,646	122,428	74,697
Administrative service fees – Service Shares	392,484	118,603	73,415
Shareholder servicing fees – Service Shares	142,630	39,739	25,005
Administration fees	67,688	27,631	21,103
Legal fees	38,552	44,714	12,078
Fund accounting fees	38,468	20,069	31,876
Reports to shareholders	25,678	8,179	5,570
Federal and state registration fees	23,867	19,945	19,427
Trustee fees and expenses	21,379	7,444	3,935
Custody fees	12,339	76,519	6,053
Audit and tax fees	10,797	11,072	11,285
Compliance fees	10,522	3,539	1,922
Transfer agent fees and expenses	9,545	5,277	4,209
Insurance fees	4,818	3,476	2,348
Miscellaneous expenses	1,159	1,098	1,098
Interest expenses	115	4,326	437

Total expenses	1,923,438	803,021	464,767

Less securities lending credit (See Note 7)	(62,864)	(6,781)	(39,868)

Net expenses	1,860,574	796,240	424,899

Net investment income (loss)	694,861	726,226	(48,168)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	685,257	3,919,521	2,454,671
Foreign currencies	—	(51,870)	—

Total	685,257	3,867,651	2,454,671

Net change in unrealized appreciation (depreciation) on:
Investments	34,664,063	(16,856,448)	4,151,788
Foreign currencies	—	(3,685)	—

Total	34,664,063	(16,860,133)	4,151,788

Net realized and unrealized gain (loss)	35,349,320	(12,992,482)	6,606,459

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,044,181	$(12,266,256)	$6,558,291

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

For the Period Ended September 30, 2018

	World ex-US Fund	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $327,508, $0, and $0, respectively)	$3,251,236	$—	$—
Interest income	15,358	2,046,753	584,580

Total investment income	3,266,594	2,046,753	584,580

EXPENSES:
Investment advisory fees	519,297	268,173	68,287
Distribution (12b-1) fees – Service Shares	258,820	167,608	34,143
Administrative service fees – Service Shares	255,939	163,072	30,656
Shareholder servicing fees – Service Shares	93,176	55,086	9,787
Administration fees	55,801	31,164	6,220
Legal fees	27,084	26,382	7,472
Fund accounting fees	60,942	100,956	10,829
Reports to shareholders	17,613	10,918	2,257
Federal and state registration fees	20,131	20,558	18,695
Trustee fees and expenses	13,998	9,302	1,921
Custody fees	54,562	16,564	1,159
Audit and tax fees	12,261	12,535	12,535
Compliance fees	6,740	4,514	915
Transfer agent fees and expenses	7,319	5,886	3,202
Insurance fees	5,184	5,429	975
Miscellaneous expenses	1,128	1,097	732
Interest expenses	1,102	50	45

Total expenses	1,411,097	899,294	209,830

Net expense recapture (reimbursement) by Advisor (See Note 4)	34,629	(90,700)	(33,605)
Less securities lending credit (See Note 7)	(8,845)	(10,732)	—

Net expenses	1,436,881	797,862	176,225

Net investment income	1,829,713	1,248,891	408,355

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments	543,561	(350,311)	39,246
Foreign currencies	(4,383)	—	—
Swaps	—	39,530	—
Futures contracts	—	18,695	—

Total	539,178	(292,086)	39,246

Net change in unrealized appreciation (depreciation) on:
Investments	(1,423,430)	(1,636,264)	(324,116)
Foreign currencies	(25,238)	—	—
Swaps	—	319,504	—
Futures contracts	—	(90,735)	—

Total	(1,448,668)	(1,407,495)	(324,116)

Net realized and unrealized loss	(909,490)	(1,699,581)	(284,870)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$920,223	$(450,690)	$123,485

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

For the Period Ended September 30, 2018

	Opportunistic Fixed Income Fund	Growth Allocation Fund	Conservative Allocation Fund
INVESTMENT INCOME:
Dividend income	$—	$7,904,885	$3,967,383
Interest income (net of withholding tax of $45,672, $0, and $0, respectively)	1,756,904	84,026	35,898

Total investment income	1,756,904	7,988,911	4,003,281

EXPENSES:
Investment advisory fees	196,477	884,009	375,559
Distribution (12b-1) fees – Service Shares	69,675	875,712	371,948
Administrative service fees – Service Shares	68,965	875,362	371,825
Shareholder servicing fees – Service Shares	20,251	339,776	145,803
Administration fees	13,204	140,572	62,019
Legal fees	14,731	69,174	23,211
Fund accounting fees	28,953	59,738	25,780
Reports to shareholders	5,582	54,857	23,788
Federal and state registration fees	18,019	19,972	19,179
Trustee fees and expenses	3,872	45,811	19,641
Custody fees	47,833	24,772	19,069
Audit and tax fees	14,945	7,503	7,503
Compliance fees	823	10,218	4,331
Transfer agent fees and expenses	4,148	17,049	9,027
Insurance fees	305	10,125	2,288
Miscellaneous expenses	1,098	1,464	1,159
Interest expenses	—	3,323	—

Total expenses	508,881	3,439,437	1,482,130

Net expense reimbursement by Advisor (See Note 4)	(75,013)	—	(193,764)
Less securities lending credit (See Note 7)	—	(140,620)	(245,469)

Net expenses	433,868	3,298,817	1,042,897

Net investment income	1,323,036	4,690,094	2,960,384

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(510,150)	254,232	(1,402,573)
Net long-term capital gain distributions received	—	—	398
Foreign currencies	4,949	—	—
Forward currency exchange contracts	913,374	—	—
Swaps	(41,584)	—	—

Total	366,589	254,232	(1,402,175)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,259,627)	24,594,520	4,136,558
Foreign currencies	(39,382)	—	—
Forward currency contracts	950,757	—	—
Swaps	393,454	—	—

Total	(2,954,798)	24,594,520	4,136,558

Net realized and unrealized gain (loss)	(2,588,209)	24,848,752	2,734,383

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,265,173)	$29,538,846	$5,694,767

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

For the Period Ended September 30, 2018

	Tactical Allocation Fund	Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund
INVESTMENT INCOME:
Dividend income	$2,493,462	$5,305,189	$2,748,080
Interest income	33,358	29,086	11,902

Total investment income	2,526,820	5,334,275	2,759,982

EXPENSES:
Investment advisory fees	546,474	533,453	221,801
Distribution (12b-1) fees – Service Shares	388,100	379,424	158,429
Administrative service fees – Service Shares	387,790	379,372	158,429
Shareholder servicing fees – Service Shares	143,428	147,472	60,942
Administration fees	66,534	63,508	26,865
Legal fees	36,051	25,559	14,548
Fund accounting fees	26,360	26,576	9,520
Reports to shareholders	24,369	24,556	10,096
Federal and state registration fees	19,088	18,751	18,261
Trustee fees and expenses	20,222	20,529	8,723
Custody fees	16,685	27,260	18,083
Audit and tax fees	7,503	7,503	7,503
Compliance fees	4,483	4,545	1,891
Transfer agent fees and expenses	9,180	9,635	3,904
Insurance fees	4,911	1,952	2,075
Miscellaneous expenses	1,281	1,159	824
Interest expenses	1,745	2,043	591

Total expenses	1,704,204	1,673,297	722,485

Net expense reimbursement by Advisor (See Note 4)	—	(294,485)	—
Less securities lending credit (See Note 7)	(131,841)	(161,322)	(231,173)

Net expenses	1,572,363	1,217,490	491,312

Net investment income	954,457	4,116,785	2,268,670

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(262,226)	(2,546,677)	(365,090)
Net long-term capital gain distributions received	—	2,669	—

Total	(262,226)	(2,544,008)	(365,090)

Net change in unrealized appreciation on:
Investments	32,859,493	93,752	18,191

Total	32,859,493	93,752	18,191

Net realized and unrealized gain (loss)	32,597,267	(2,450,256)	(346,899)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,551,724	$1,666,529	$1,921,771

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

For the Period Ended September 30, 2018

	Flexible Income Allocation Fund	Managed[1] Futures Strategy Fund
INVESTMENT INCOME:
Dividend income	$1,239,586	$—
Interest income	4,788	1,399,380

Total investment income	1,244,374	1,399,380

EXPENSES:
Investment advisory fees	67,464	701,871
Distribution (12b-1) fees – Service Shares	67,272	165,670
Administrative service fees – Service Shares	67,253	165,525
Shareholder servicing fees – Service Shares	26,141	64,490
Administration fees	11,587	28,144
Legal fees	24,857	19,464
Fund accounting fees	5,217	22,543
Reports to shareholders	4,514	11,453
Federal and state registration fees	18,139	19,025
Trustee fees and expenses	3,843	8,600
Custody fees	6,651	8,911
Audit and tax fees	7,503	15,768
Compliance fees	823	1,922
Transfer agent fees and expenses	4,179	5,672
Insurance fees	1,495	1,159
Miscellaneous expenses	1,098	1,098
Interest expenses	1,993	3,315

Total expenses	320,029	1,244,630

Net expense recapture (reimbursement) by Advisor (See Note 4)	(26,229)	24,301
Less securities lending credit (See Note 7)	(89,876)	—

Net expenses	203,924	1,268,931

Net investment income	1,040,450	130,449

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	385,429	—
Net long-term capital gain distributions	83	—
Foreign currency translation	—	4,100
Futures contracts	—	(7,778,171)

Total	385,512	(7,774,071)

Net change in unrealized appreciation (depreciation) on:
Investments	(413,411)	14,651
Foreign currencies	—	16,599
Futures contracts	—	3,103,904

Total	(413,411)	3,135,154

Net realized and unrealized gain (loss)	(27,899)	(4,638,917)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,012,551	$(4,508,468)

[1]Consolidated	Statement of Operations for the period (see note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

For the Period Ended September 30, 2018

	Conservative Income Fund[1]	Income Fund[1]	Growth & Income Fund[1]
INVESTMENT INCOME:
Dividend income	$502	$970	$1,880
Interest income	409	82	28

Total investment income	911	1,052	1,908

EXPENSES:
Investment advisory fees	146	188	193
Administrative service fees – Service Shares	105	105	107
Administration fees	429	429	429
Legal fees	153	153	153
Fund accounting fees	153	153	153
Reports to shareholders	153	153	153
Federal and state registration fees	625	617	625
Trustee fees and expenses	153	153	153
Custody fees	612	1,530	612
Audit and tax fees	6,885	6,885	6,885
Compliance fees	153	153	153
Transfer agent fees and expenses	1,071	1,071	1,071
Miscellaneous expenses	970	970	970

Total expenses	11,608	12,560	11,657

Net expense reimbursement by Advisor (See Note 4)	(11,341)	(12,229)	(11,318)

Net expenses	267	331	339

Net investment income	644	721	1,569

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	19	(59)	(45)
Net change in unrealized appreciation on investments	134	431	3,405

Net realized and unrealized gain	153	372	3,360

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$797	$1,093	$4,929

[1]Statement	of Operations for the period April 30, 2018 (commencement of operations) through September 30, 2018.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Core Fund		Emerging Markets Fund
	Period Ended September 30, 2018	Year Ended March 31, 2018*	Period Ended September 30, 2018	Year Ended March 31, 2018**
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$694,861	$1,258,613	$726,226	$745,048
Net realized gain on investment transactions	685,257	8,719,296	3,867,651	13,213,297
Net change in unrealized appreciation (depreciation) on investments	34,664,063	26,592,290	(16,860,133)	12,758,316

Net increase (decrease) in net assets resulting from operations	36,044,181	36,570,199	(12,266,256)	26,716,661

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	77,475	4,372,610	—	589,158
Shares issued to holders in reinvestment of dividends	—	53,109	—	123
Shares redeemed	(273,207)	(47,873,563)	—	(13,478,239)

Net decrease	(195,732)	(43,447,844)	—	(12,888,958)

Service Shares
Shares sold	51,735,530	260,741,902	11,495,732	17,192,001
Shares issued to holders in reinvestment of dividends	—	12,413,999	—	804,883
Shares redeemed	(51,920,588)	(149,253,945)	(18,992,399)	(39,421,987)

Net increase (decrease)	(185,058)	123,901,956	(7,496,667)	(21,425,103)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	(53,109)	—	(123)
Net dividends and distributions – Service Shares	—	(12,414,000)	—	(805,139)

Total dividends and distributions	—	(12,467,109)	—	(806,262)

INCREASE (DECREASE) IN NET ASSETS	35,663,391	104,557,202	(19,762,923)	(8,402,660)
NET ASSETS:
Beginning of year	307,271,049	202,713,847	109,600,666	(118,003,328)

End of year	$342,934,440	$307,271,049	$89,837,743	$109,600,666

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	4,168	263,389	—	42,076
Shares issued to holders in reinvestment of dividends	—	2,989	—	8
Shares redeemed	(14,941)	(2,875,478)	—	(927,381)

Net decrease	(10,773)	(2,609,100)	—	(885,297)

Service Shares
Shares sold	2,784,810	15,512,423	736,666	1,080,290
Shares issued to holders in reinvestment of dividends	—	707,673	—	49,559
Shares redeemed	(2,821,443)	(8,744,098)	(1,218,238)	(2,509,052)

Net increase (decrease)	(36,633)	7,475,998	(481,572)	(1,379,203)

*	Total dividends and distributions include net investment income distributions of $10,529 and $1,390,681, and net realized gain distributions of $42,580 and $11,023,319 for the institutional and service class respectively. End of year Net Assets include accumulated undistributed net investment income of $222,243.
**	Total dividends and distributions include net investment income distributions of $123 and $805,139 for the institutional and service class respectively. End of year Net Assets include accumulated undistributed net investment loss of $(208,273).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Period Ended September 30, 2018	Year Ended March 31, 2018*	Period Ended September 30, 2018	Year Ended March 31, 2018**
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$(48,168)	$(37,149)	$1,829,713	$2,100,036
Net realized gain on investment transactions	2,454,671	13,793,276	539,178	19,338,319
Net change in unrealized appreciation (depreciation) on investments	4,151,788	(6,175,054)	(1,448,668)	6,585,365

Net increase in net assets resulting from operations	6,558,291	7,581,073	920,223	28,023,720

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	3,294,382	81,130	5,303,995
Shares issued to holders in reinvestment of dividends	—	—	—	20,197
Shares redeemed	—	(69,583,874)	(281,942)	(85,854,669)

Net decrease	—	(66,289,492)	(200,812)	(80,530,477)

Service Shares
Shares sold	10,417,832	12,520,861	37,037,149	134,859,726
Shares issued to holders in reinvestment of dividends	—	14,158,393	—	2,881,634
Shares redeemed	(7,721,246)	(14,817,655)	(36,906,766)	(57,493,685)

Net increase	2,696,586	11,861,599	130,383	80,247,675

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	—	—	(20,197)
Net dividends and distributions – Service Shares	—	(14,158,394)	—	(2,881,638)

Total dividends and distributions	—	(14,158,394)	—	(2,901,835)

INCREASE (DECREASE) IN NET ASSETS	9,254,877	(61,005,214)	849,794	24,839,083
NET ASSETS:
Beginning of year	54,471,360	115,476,574	212,872,514	188,033,431

End of year	$63,726,237	$54,471,360	$213,722,308	$212,872,514

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	177,429	8,259	593,187
Shares issued to holders in reinvestment of dividends	—	—	—	2,084
Shares redeemed	—	(3,712,055)	(28,403)	(9,491,767)

Net decrease	—	(3,534,626)	(20,144)	(8,896,496)

Service Shares
Shares sold	637,953	722,902	3,875,389	14,549,010
Shares issued to holders in reinvestment of dividends	—	947,176	—	304,774
Shares redeemed	(474,297)	(851,979)	(3,834,110)	(6,197,310)

Net increase	163,656	818,099	41,279	8,656,474

*	Total dividends and distributions include net investment income distributions of $136,787 and net realized gain distributions of $14,021,607 for the service class. End of year Net Assets include accumulated undistributed net investment loss of $(4,745).
**	Total dividends and distributions include net investment income distributions of $20,197 and $2,881,638 for the institutional and service class respectively. End of year Net Assets include accumulated undistributed net investment income of $2,124,397.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Tax-Exempt Fixed Income Fund
	Period Ended September 30, 2018	Year Ended March 31, 2018*	Period Ended September 30, 2018	Year Ended March 31, 2018**
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$1,248,891	$1,950,325	$408,355	$819,595
Net realized gain (loss) on investment transactions	(292,086)	740,599	39,246	386,070
Net change in unrealized depreciation on investments	(1,407,495)	(2,020,466)	(324,116)	(516,683)

Net increase (decrease) in net assets resulting from operations	(450,690)	670,458	123,485	688,982

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	336,969	—	—
Shares issued to holders in reinvestment of dividends	—	20,203	—	—
Shares redeemed	—	(9,569,499)	—	—

Net decrease	—	(9,212,327)	—	—

Service Shares
Shares sold	17,104,015	39,073,028	1,593,908	6,785,527
Shares issued to holders in reinvestment of dividends	1,350,817	3,198,632	401,551	818,223
Shares redeemed	(15,814,514)	(42,724,698)	(3,005,609)	(9,962,657)

Net increase (decrease)	2,640,318	(453,038)	(1,010,150)	(2,358,907)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	(20,203)	—	—
Net dividends and distributions – Service Shares	(1,350,827)	(3,198,658)	(401,617)	(818,304)

Total dividends and distributions	(1,350,827)	(3,218,861)	(401,617)	(818,304)

INCREASE (DECREASE) IN NET ASSETS	838,801	(12,213,768)	(1,288,282)	(2,488,229)
NET ASSETS:
Beginning of year	134,255,059	146,468,827	27,829,032	30,317,261

End of year	$135,093,860	$134,255,059	$26,540,750	$27,829,032

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	36,068	—	—
Shares issued to holders in reinvestment of dividends	—	2,161	—	—
Shares redeemed	—	(1,023,488)	—	—

Net decrease	—	(985,259)	—	—

Service Shares
Shares sold	1,884,258	4,186,911	142,672	599,756
Shares issued to holders in reinvestment of dividends	149,854	343,575	36,223	72,377
Shares redeemed	(1,743,789)	(4,568,237)	(269,302)	(878,150)

Net increase (decrease)	290,323	(37,751)	(90,407)	(206,017)

*	Total dividends and distributions include net investment income distributions of $20,203 and $2,400,585, and net realized gain distributions of $0 and $798,073 for the institutional and service class respectively. End of year Net Assets include accumulated undistributed net investment loss of $(183,924).
**	Total dividends and distributions include net investment income distributions of $0 and $818,304 for the institutional and service class respectively. End of year Net Assets include accumulated undistributed net investment income of $18,460.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Fixed Income Fund		Growth Allocation Fund
	Period Ended September 30, 2018	Year Ended March 31, 2018*	Period Ended September 30, 2018	Year Ended March 31, 2018**
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$1,323,036	$2,374,524	$4,690,094	$7,335,731
Net realized gain on investment transactions	366,589	680,995	254,232	54,780,124
Net change in unrealized appreciation (depreciation) on investments	(2,954,798)	(2,354,977)	24,594,520	10,017,412

Net increase (decrease) in net assets resulting from operations	(1,265,173)	700,542	29,538,846	72,133,267

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	73,652	449,049	537,169	2,523,648
Shares issued to holders in reinvestment of dividends	—	104,381	—	1,388,964
Shares redeemed	(13,763)	(9,413,119)	(915,349)	(10,819,692)

Net increase (decrease)	59,889	(8,859,689)	(378,180)	(6,907,080)

Service Shares
Shares sold	9,234,992	15,558,270	182,585,088	278,345,941
Shares issued to holders in reinvestment of dividends	—	4,326,289	—	62,893,814
Shares redeemed	(6,563,016)	(19,087,569)	(52,297,245)	(287,925,270)

Net increase	2,671,976	796,990	130,287,843	53,314,485

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	(104,381)	—	(1,388,963)
Net dividends and distributions – Service Shares	—	(4,326,289)	—	(62,893,814)

Total dividends and distributions	—	(4,430,670)	—	(64,282,777)

INCREASE (DECREASE) IN NET ASSETS	1,466,692	(11,792,827)	159,448,509	54,257,895
NET ASSETS:
Beginning of year	54,908,881	66,701,708	618,575,816	564,317,921

End of year	$56,375,573	$54,908,881	$778,024,325	$618,575,816

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	8,408	48,181	45,391	209,011
Shares issued to holders in reinvestment of dividends	—	11,250	—	119,450
Shares redeemed	(1,560)	(1,003,642)	(77,081)	(914,322)

Net increase (decrease)	6,848	(944,211)	(31,690)	(585,861)

Service Shares
Shares sold	1,048,340	1,701,534	15,561,125	23,312,075
Shares issued to holders in reinvestment of dividends	—	472,366	—	5,436,409
Shares redeemed	(747,515)	(2,060,900)	(4,446,597)	(24,168,108)

Net increase	300,825	113,000	11,114,528	4,580,376

*	Total dividends and distributions include net investment income distributions of $104,381 and $4,326,289 for the institutional and service class respectively. End of year Net Assets include accumulated undistributed net investment income of $944,724.
**	Total dividends and distributions include net investment income distributions of $193,533 and $6,641,966, and net realized gain distributions of $1,195,430 and $56,251,848 for the institutional and service class respectively. End of year Net Assets include accumulated undistributed net investment income of $478,743.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Allocation Fund		Tactical Allocation Fund
	Period Ended September 30, 2018	Year Ended March 31, 2018*	Period Ended September 30, 2018	Year Ended March 31, 2018**
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$2,960,384	$2,841,036	$954,457	$2,186,198
Net realized gain (loss) on investment transactions	(1,402,175)	5,051,600	(262,226)	28,030,926
Net change in unrealized appreciation (depreciation) on investments	4,136,558	525,206	32,859,493	(1,769,869)

Net increase in net assets resulting from operations	5,694,767	8,417,842	33,551,724	28,447,255

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	206,127	2,546,752	220,151	549,058
Shares issued to holders in reinvestment of dividends	—	122,304	—	107,641
Shares redeemed	(872,384)	(4,764,568)	(253,717)	(2,966,618)

Net decrease	(666,257)	(2,095,512)	(33,566)	(2,309,919)

Service Shares
Shares sold	75,407,611	209,548,761	72,495,624	103,820,830
Shares issued to holders in reinvestment of dividends	—	3,944,370	—	8,805,598
Shares redeemed	(27,887,786)	(60,479,631)	(27,676,163)	(164,636,103)

Net increase (decrease)	47,519,825	153,013,500	44,819,461	(52,009,675)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	(122,304)	—	(107,640)
Net dividends and distributions – Service Shares	—	(3,944,370)	—	(8,805,598)

Total dividends and distributions	—	(4,066,674)	—	(8,913,238)

INCREASE (DECREASE) IN NET ASSETS	52,548,335	155,269,156	78,337,619	(34,785,577)
NET ASSETS:
Beginning of year	271,220,873	115,951,717	273,141,207	307,926,784

End of year	$323,769,208	$271,220,873	$351,478,826	$273,141,207

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	21,372	267,536	19,205	50,552
Shares issued to holders in reinvestment of dividends	—	12,665	—	9,684
Shares redeemed	(90,041)	(496,437)	(21,838)	(274,312)

Net decrease	(68,669)	(216,236)	(2,633)	(214,076)

Service Shares
Shares sold	7,880,275	22,005,525	6,304,889	9,607,899
Shares issued to holders in reinvestment of dividends	—	410,231	—	794,156
Shares redeemed	(2,910,815)	(6,394,533)	(2,400,062)	(15,493,609)

Net increase (decrease)	4,969,460	16,021,223	3,904,827	(5,091,564)

*	Total dividends and distributions include net investment income distributions of $110,165 and $3,431,566, and net realized gain distributions of $12,139 and $512,804 for the institutional and service class respectively. End of year Net Assets include accumulated undistributed net investment income of $502,586.
**	Total dividends and distributions include net investment income distributions of $81,265 and $5,848,776, and net realized gain distributions of $26,375 and $2,956,822 for the institutional and service class respectively. End of year Net Assets include accumulated undistributed net investment income of $259,442.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Absolute Return Allocation Fund		Multi-Asset Income Allocation Fund
	Period Ended September 30, 2018	Year Ended March 31, 2018*	Period Ended September 30, 2018	Year Ended March 31, 2018**
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$4,116,785	$4,458,899	$2,268,670	$3,184,269
Net realized gain (loss) on investment transactions	(2,544,008)	7,816,385	(365,090)	9,903,304
Net change in unrealized appreciation (depreciation) on investments	93,752	(10,584,721)	18,191	(8,413,102)

Net increase in net assets resulting from operations	1,666,529	1,690,563	1,921,771	4,674,471

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	433,934	1,737,724	—	—
Shares issued to holders in reinvestment of dividends	—	30,997	—	—
Shares redeemed	(951,172)	(1,338,543)	—	—

Net increase (decrease)	(517,238)	430,178	—	—

Service Shares
Shares sold	81,560,137	260,237,667	25,414,113	73,321,770
Shares issued to holders in reinvestment of dividends	—	3,863,620	1,807,591	3,084,967
Shares redeemed	(40,495,189)	(123,603,021)	(18,385,689)	(78,721,755)

Net increase (decrease)	41,064,948	140,498,266	8,836,015	(2,315,018)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	(30,997)	—	—
Net dividends and distributions – Service Shares	—	(3,863,620)	(1,807,592)	(3,084,967)

Total dividends and distributions	—	(3,894,617)	(1,807,592)	(3,084,967)

INCREASE (DECREASE) IN NET ASSETS	42,214,239	138,724,390	8,950,194	(725,514)
NET ASSETS:
Beginning of year	268,594,107	129,869,717	119,091,615	119,817,129

End of year	$310,808,346	$268,594,107	$128,041,809	$119,091,615

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	41,904	165,570	—	—
Shares issued to holders in reinvestment of dividends	—	2,980	—	—
Shares redeemed	(91,780)	(128,107)	—	—

Net increase (decrease)	(49,876)	40,443	—	—

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	7,879,999	24,770,678	2,386,453	6,824,299
Shares issued to holders in reinvestment of dividends	—	370,398	170,424	287,574
Shares redeemed	(3,913,707)	(11,811,030)	(1,727,784)	(7,323,838)

Net increase (decrease)	3,966,292	13,330,046	829,093	(211,965)

*	Total dividends and distributions include net investment income distributions of $30,997 and $3,863,620 for the institutional and service class respectively. End of year Net Assets include accumulated undistributed net investment income of $1,176,844.
**	Total dividends and distributions include net investment income distributions of $0 and $3,084,967 for the institutional and service class respectively. End of year Net Assets include accumulated undistributed net investment income of $212,169.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Flexible Income Allocation Fund		Managed Futures Strategy Fund[1]
	Period Ended September 30, 2018	Year Ended March 31, 2018*	Period Ended September 30, 2018	Year Ended March 31, 2018**
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$1,040,450	$2,559,199	$130,449	$(548,598)
Net realized gain (loss) on investment transactions	385,512	2,279,047	(7,774,071)	(1,691,147)
Net change in unrealized appreciation (depreciation) on investments	(413,411)	(1,865,761)	3,135,154	726,418

Net increase (decrease) in net assets resulting from operations	1,012,551	2,972,485	$(4,508,468)	(1,513,327)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	5,695	258,984	132,279	466,184
Shares issued to holders in reinvestment of dividends	3,025	6,034	—	—
Shares redeemed	(185,316)	(87,175)	(290,782)	(740,330)

Net increase (decrease)	(176,596)	177,843	(158,503)	(274,146)

Service Shares
Shares sold	8,281,995	52,982,964	35,059,917	67,533,971
Shares issued to holders in reinvestment of dividends	1,154,122	2,455,239	—	—
Shares redeemed	(17,148,127)	(100,283,926)	(11,703,271)	(25,861,027)

Net increase (decrease)	(7,712,010)	(44,845,723)	23,356,646	41,672,944

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(3,025)	(6,034)	—	—
Net dividends and distributions – Service Shares	(1,154,122)	(2,455,238)	—	—

Total dividends and distributions	(1,157,147)	(2,461,272)	—	—

INCREASE (DECREASE) IN NET ASSETS	(8,033,202)	(44,156,667)	18,689,675	39,885,471
NET ASSETS:
Beginning of year	55,470,969	99,627,636	122,577,296	82,691,825

End of year	$47,437,767	$55,470,969	$141,266,971	$122,577,296

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	595	26,286	15,426	53,202
Shares issued to holders in reinvestment of dividends	319	624	—	—
Shares redeemed	(19,345)	(8,899)	(34,109)	(82,970)

Net increase (decrease)	(18,431)	18,011	(18,683)	(29,768)

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	870,521	5,422,981	4,154,687	7,771,183
Shares issued to holders in reinvestment of dividends	122,236	254,168	—	—
Shares redeemed	(1,800,689)	(10,240,226)	(1,386,193)	(2,982,141)

Net increase (decrease)	(807,932)	(4,563,077)	2,768,494	4,789,042

[1]	Consolidated Statements of Changes in Net Assets (see note 3b).
*	Total dividends and distributions include net investment income distributions of $6,034 and $2,455,238 for the institutional and service class respectively. End of year Net Assets include accumulated undistributed net investment income of $132,176.
**	End of year Net Assets include accumulated undistributed net investment loss of $(141,312).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Income Fund[1]	Income Fund[1]	Growth & Income Fund[1]
	April 30, 2018 Ended September 30, 2018	April 30, 2018 Ended September 30, 2018	April 30, 2018 Ended September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)
OPERATIONS:
Net investment income	$644	$721	$1,569
Net realized gain (loss) on investment transactions	19	(59)	(45)
Net change in unrealized appreciation on investments	134	431	3,405

Net increase in net assets resulting from operations	797	1,093	4,929

CAPITAL SHARE TRANSACTIONS:
Shares sold	100,000	100,000	100,000
Shares issued to holders in reinvestment of dividends	604	742	736
Shares redeemed	—	—	—

Net increase	100,604	100,742	100,736

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(604)	(742)	(736)

Total dividends and distributions	(604)	(742)	(736)

INCREASE IN NET ASSETS	100,797	101,093	104,929
NET ASSETS:
Beginning of year	—	—	—

End of year	$100,797	$101,093	$104,929

CHANGES IN SHARES OUTSTANDING
Shares sold	10,000	10,000	10,000
Shares issued to holders in reinvestment of dividends	60	74	72
Shares redeemed	—	—	—

Net increase	10,060	10,074	10,072

[1]Commencement	of operations.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Institutional
	Period Ended September 30, 2018		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$17.755		$16.140	$14.85	$15.29	$13.67	$11.20
Income from investment operations:
Net investment income	0.096	[1]	0.157 [1]	0.20 [1]	0.13 [1]	0.14	0.09
Net realized and unrealized gains (losses) on investments	2.077		2.280	1.62	(0.06)[2]	1.57	2.46

Total from investment operations	2.173		2.437	1.82	0.07	1.71	2.55

Less distributions:
Dividends from net investment income	—		(0.163)	(0.19)	(0.11)	(0.09)	(0.08)
Dividends from net realized gains	—		(0.659)	(0.34)	(0.40)	—	—

Total distributions	—		(0.822)	(0.53)	(0.51)	(0.09)	(0.08)

Net asset value, end of period	$19.928		$17.755	$16.14	$14.85	$15.29	$13.67

Total return	12.24%[3]		15.10%	12.46%	0.47%	12.51%	22.81%
Supplemental data and ratios:
Net assets, end of period	$706,840		$821,049	$42,855,994	$31,353,268	$44,686,597	$44,827,864
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.62%[5]		0.65%	0.66%	0.80%	0.87%	0.90%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.58%[5]		0.60%	0.59%	0.76%	0.85%	0.89%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.62%[5]		0.65%	0.66%	0.80%	0.87%	0.90%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.58%[5]		0.60%	0.59%	0.76%	0.85%	0.89%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.98%[5]		0.91%	1.23%	0.79%	0.88%	0.63%
After expense reimbursement (recapture) and securities lending credit	1.02%[5]		0.96%	1.30%	0.83%	0.90%	0.64%
Portfolio turnover rate	20.47%[3]		55.07%	90.46%	115.67%	53.23%	55.81%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	Not Annualized.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Service
	Period Ended September 30, 2018		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:	$17.503		$15.930	$14.68	$15.14	$13.56	$11.12
Net asset value, beginning of period
Income from investment operations:
Net investment income	0.040	[1]	0.074 [1]	0.11 [1]	0.07 [1]	0.05	—
Net realized and unrealized gains (losses) on investments	2.044		2.241	1.59	(0.08)[2]	1.56	2.45

Total from investment operations	2.084		2.315	1.70	(0.01)	1.61	2.45

Less distributions:
Dividends from net investment income	—		(0.083)	(0.11)	(0.05)	(0.03)	(0.01)
Dividends from net realized gains	—		(0.659)	(0.34)	(0.40)	—	—

Total distributions	—		(0.742)	(0.45)	(0.45)	(0.03)	(0.01)

Net asset value, end of period	$19.587		$17.503	$15.93	$14.68	$15.14	$13.56

Total return	11.91%[3]		14.53%	11.74%	-0.08%	11.87%	22.04%
Supplemental data and ratios:
Net assets, end of period	$342,227,600		$306,450,000	$159,857,853	$218,788,468	$168,457,719	$138,902,683
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.20%[5]		1.21%	1.23%	1.33%	1.44%	1.48%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.16%[5]		1.17%	1.16%	1.27%	1.45%	1.49%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.20%[5]		1.21%	1.23%	1.33%	1.44%	1.48%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.16%[5]		1.17%	1.16%	1.27%	1.45%	1.49%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.39%[5]		0.40%	0.65%	0.41%	0.32%	0.05%
After expense reimbursement (recapture) and securities lending credit	0.43%[5]		0.44%	0.72%	0.47%	0.31%	0.04%
Portfolio turnover rate	20.47%[3]		55.07%	90.46%	115.67%	53.23%	55.81%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	Not Annualized.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Institutional
	Period Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire year and selected information for the period are as follows:
Net asset value, beginning of period	$16.577	$13.460	$11.37	$12.46	$11.73	$9.43
Income from investment operations:
Net investment income	0.162 [1]	0.254 [1]	0.14 [1]	0.16 [1]	0.21	0.17
Net realized and unrealized gains (losses) on investments	(2.007)	3.049	2.05	(1.03)	0.74	2.31

Total from investment operations	(1.845)	3.303	2.19	(0.87)	0.95	2.48

Less distributions:
Dividends from net investment income	—	(0.186)	(0.10)	(0.22)	(0.22)	(0.18)

Total distributions	—	(0.186)	(0.10)	(0.22)	(0.22)	(0.18)

Net asset value, end of period	$14.732	$16.577	$13.46	$11.37	$12.46	$11.73

Total return	-11.13%[3]	24.52%[4]	19.61%	-6.98%	8.08%	26.38%
Supplemental data and ratios:
Net assets, end of period	$9,808	$11,036	$11,925,354	$6,081,265	$60,596,893	$62,007,800
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.05%[5]	1.01%	1.06%	0.88%	0.86%	0.89%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.04%[5]	1.00%	1.05%	0.84%	0.84%	0.88%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.05%[5]	1.01%	1.06%	0.88%	0.86%	0.89%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.04%[5]	1.00%	1.05%	0.84%	0.84%	0.88%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.08%[5]	2.13%	1.10%	1.25%	1.87%	1.57%
After expense reimbursement (recapture) and securities lending credit	2.09%[5]	2.14%	1.11%	1.29%	1.89%	1.58%
Portfolio turnover rate	18.59%[3]	30.97%	60.19%	152.82%	31.33%	29.10%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[3]	Not annualized.
[4]

During the period August 3, 2017 through September 25, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 25, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

[5]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Service
	Period Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire year and selected information for the period are as follows:
Net asset value, beginning of period	$17.063	$13.600	$11.49	$12.57	$11.84	$9.52
Income from investment operations:
Net investment income	0.118 [1]	0.096 [1]	0.09 [1]	0.06 [1]	0.15	0.13
Net realized and unrealized gains (losses) on investments	(2.060)	3.485	2.06	(0.99)	0.73	2.31

Total from investment operations	(1.942)	3.581	2.15	(0.93)	0.88	2.44

Less distributions:
Dividends from net investment income	—	(0.118)	(0.04)	(0.15)	(0.15)	(0.12)

Total distributions	—	(0.118)	(0.04)	(0.15)	(0.15)	(0.12)

Net asset value, end of period	$15.121	$17.063	$13.60	$11.49	$12.57	$11.84

Total return	-11.38%[2]	26.37%	18.78%	-7.38%	7.46%	25.63%
Supplemental data and ratios:
Net assets, end of period	$89,827,935	$109,589,630	$106,077,974	$118,224,652	$161,242,899	$137,835,903
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.64%[4]	1.58%	1.64%	1.52%	1.43%	1.46%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.63%[4]	1.57%	1.63%	1.48%	1.41%	1.45%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.63%[4]	1.58%	1.64%	1.52%	1.43%	1.46%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.62%[4]	1.57%	1.63%	1.48%	1.41%	1.45%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.47%[4]	0.61%	0.73%	0.44%	1.30%	1.01%
After expense reimbursement (recapture) and securities lending credit	1.48%[4]	0.62%	0.74%	0.48%	1.32%	1.02%
Portfolio turnover rate	18.59%[2]	30.97%	60.19%	152.82%	31.33%	29.10%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Period Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$14.908	$17.860	$14.96	$17.31	$16.61	$13.45
Income from investment operations:
Net investment income (loss)	(0.013)[1]	(0.022)[1]	0.04 [1]	(0.03)[1]	(0.09)	(0.12)
Net realized and unrealized gains (losses) on investments	1.798	2.259	2.91	(1.90)	1.91	3.28

Total from investment operations	1.785	2.237	2.95	(1.93)	1.82	3.16

Less distributions:
Dividends from net investment income	—	(0.050)	(0.05)	—	—	—
Dividends from net realized gains	—	(5.139)	—	(0.42)	(1.12)	—

Total distributions	—	(5.189)	(0.05)	(0.42)	(1.12)	—

Net asset value, end of period	$16.693	$14.908	$17.86	$14.96	$17.31	$16.61

Total return	11.97%[2]	12.45%	19.71%	-11.15%	11.19%	23.49%
Supplemental data and ratios:
Net assets, end of period	$63,726,237	$54,471,360	$50,657,342	$48,196,975	$37,978,078	$32,592,001
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.55%[4]	1.55%	1.50%	1.58%	1.58%	1.60%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.42%[4]	1.39%	1.24%	1.41%	1.59%	1.59%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.55%[4]	1.55%	1.50%	1.58%	1.58%	1.60%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.42%[4]	1.39%	1.24%	1.14%	1.59%	1.59%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	-0.29%[4]	-0.29%	0.00%	-0.32%	-0.62%	-0.62%
After expense reimbursement (recapture) and securities lending credit	-0.16%[4]	-0.13%	0.26%	-0.15%	-0.63%	-0.61%
Portfolio turnover rate	22.04%[2]	32.87%	42.22%	146.02%	96.24%	241.55%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
	Period Ended September 30, 2018		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.759		$8.380	$7.74	$8.75	$8.94	$8.06
Income from investment operations:
Net investment income	0.117	[1]	0.243 [1]	0.15 [1]	0.13 [1]	0.25	0.11
Net realized and unrealized gains (losses) on investments	(0.058)		1.305	0.65	(0.91)	(0.26)	0.86

Total from investment operations	0.059		1.548	0.80	(0.78)	(0.01)	0.97

Less distributions:
Dividends from net investment income	—		(0.169)	(0.16)	(0.23)	(0.18)	(0.09)

Total distributions	—		(0.169)	(0.16)	(0.23)	(0.18)	(0.09)

Net asset value, end of period	$9.818		$9.759	$8.38	$7.74	$8.75	$8.94

Total return	0.60%[2]		18.49%[5]	10.48%	-9.00%	-0.10%	12.09%
Supplemental data and ratios:
Net assets, end of period	$630,020		$822,817	$75,295,608	$52,879,582	$113,316,485	$130,537,695
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.77%[4]		0.83%	0.84%	0.95%	0.98%	1.03%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.79%[4]		0.79%	0.79%	0.90%	0.98%	1.03%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.77%[4]		0.83%	0.84%	0.95%	0.98%	1.03%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%[4]		0.79%	0.79%	0.90%	0.98%	1.03%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.40%[4]		3.01%	1.83%	1.54%	2.68%	1.44%
After expense reimbursement (recapture) and securities lending credit	2.38%[4]		3.05%	1.88%	1.59%	2.68%	1.44%
Portfolio turnover rate	26.97%[2]		84.22%	60.68%	114.74%	61.84%	75.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]	Annualized.
[5]

During the period August 3, 2017 through September 5, 2017 there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Period Ended September 30, 2018		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.507		$8.260	$7.66	$8.70	$8.89	$8.05
Income from investment operations:
Net investment income	0.084	[1]	0.087 [1]	0.11 [1]	0.08 [1]	0.17	0.07
Net realized and unrealized gains (losses) on investments	(0.054)		1.296	0.63	(0.91)	(0.23)	0.85

Total from investment operations	0.030		1.383	0.74	(0.83)	(0.06)	0.92

Less distributions:
Dividends from net investment income	—		(0.136)	(0.14)	(0.21)	(0.13)	(0.08)

Total distributions	—		(0.136)	(0.14)	(0.21)	(0.13)	(0.08)

Net asset value, end of period	$9.537		$9.507	$8.26	$7.66	$8.70	$8.89

Total return	0.32%[2]		16.76%	9.85%	-9.59%	-0.68%	11.47%
Supplemental data and ratios:
Net assets, end of period	$213,092,288		$212,049,697	$112,737,823	$135,305,242	$228,832,175	$238,149,375
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.36%[3]		1.38%	1.42%	1.52%	1.55%	1.60%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.38%[3]		1.39%	1.39%	1.52%	1.59%	1.59%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.36%[3]		1.38%	1.42%	1.52%	1.55%	1.60%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.38%[3]		1.39%	1.39%	1.52%	1.59%	1.59%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.78%[3]		0.95%	1.36%	0.92%	1.96%	0.94%
After expense reimbursement (recapture) and securities lending credit	1.76%[3]		0.94%	1.39%	0.92%	1.92%	0.95%
Portfolio turnover rate	26.97%[2]		84.22%	60.68%	114.74%	61.84%	75.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	Annualized.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Period Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.131	$9.320	$9.54	$9.69	$9.39	$9.88
Income from investment operations:
Net investment income	0.085 [1]	0.133 [1]	0.12 [1]	0.12 [1]	0.10	0.11
Net realized and unrealized gains (losses) on investments	(0.109)	(0.098)	(0.11)	(0.03)	0.33	(0.25)

Total from investment operations	(0.024)	0.035	0.01	0.09	0.43	(0.14)

Less distributions:
Dividends from net investment income	(0.091)	(0.168)	(0.17)	(0.13)	(0.12)	(0.14)
Dividends from net realized gains	—	(0.056)	(0.06)	(0.11)	(0.01)	(0.03)
Return of capital	—	—	—	—	—	(0.18)

Total distributions	(0.091)	(0.224)	(0.23)	(0.24)	(0.13)	(0.35)

Net asset value, end of period	$9.016	$9.131	$9.32	$9.54	$9.69	$9.39

Total return	-0.26%[2]	0.35%	0.02%	1.01%	4.64%	-1.33%
Supplemental data and ratios:
Net assets, end of period	$135,093,860	$134,170,830	$137,358,236	$209,252,288	$236,819,684	$231,285,162
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.34%[4]	1.38%	1.36%	1.31%	1.29%	1.29%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.19%[4]	1.26%	1.29%	1.29%	1.29%	1.29%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.34%[4]	1.38%	1.36%	1.31%	1.29%	1.29%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.19%[4]	1.26%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.71%[4]	1.30%	1.14%	1.22%	1.11%	1.10%
After expense reimbursement (recapture) and securities lending credit	1.86%[4]	1.42%	1.21%	1.24%	1.11%	1.10%
Portfolio turnover rate	105.42%[2]	192.15%	164.81%	157.49%	185.11%	112.86%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund
	Service
	Period Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.145	$11.220	$11.62	$11.58	$11.18	$11.70
Income from investment operations:
Net investment income	0.167 [1]	0.321 [1]	0.30 [1]	0.31 [1]	0.32	0.34
Net realized and unrealized gains (losses) on investments	(0.118)	(0.074)	(0.38)	0.06	0.40	(0.52)

Total from investment operations	0.049	0.247	(0.08)	0.37	0.72	(0.18)

Less distributions:
Dividends from net investment income	(0.166)	(0.322)	(0.32)	(0.33)	(0.32)	(0.34)

Total distributions	(0.166)	(0.322)	(0.32)	(0.33)	(0.32)	(0.34)

Net asset value, end of period	$11.028	$11.145	$11.22	$11.62	$11.58	$11.18

Total return	0.44%[2]	2.28%	-0.82%	3.22%	6.45%	-1.48%
Supplemental data and ratios:
Net assets, end of period	$26,540,750	$27,829,032	$30,317,261	$49,084,900	$65,682,169	$63,429,577
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.54%[4]	1.48%	1.43%	1.42%	1.38%	1.38%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.29%[4]	1.29%	1.29%	1.28%	1.29%	1.29%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.54%[4]	1.48%	1.43%	1.42%	1.38%	1.38%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.29%[4]	1.29%	1.29%	1.28%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	2.74%[4]	2.64%	2.43%	2.53%	2.64%	2.90%
After expense reimbursement (recapture)	2.99%[4]	2.83%	2.57%	2.67%	2.73%	2.99%
Portfolio turnover rate	14.17%[2]	56.73%	14.50%	12.47%	33.29%	35.08%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Institutional
	Period Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.835	$9.460	$9.05	$9.53	$9.94	$10.27
Income from investment operations:
Net investment income	0.245 [1]	0.427 [1]	0.46 [1]	0.36 [1]	0.41	0.34
Net realized and unrealized gains (losses) on investments	(0.303)	(0.250)	0.30	(0.76)	(0.32)	(0.37)

Total from investment operations	(0.058)	0.177	0.76	(0.40)	0.09	(0.03)

Less distributions:
Dividends from net investment income	—	(0.802)	(0.35)	(0.08)	(0.50)	(0.28)
Dividends from net realized gains	—	—	—	—	—	(0.02)

Total distributions	—	(0.802)	(0.35)	(0.08)	(0.50)	(0.30)

Net asset value, end of period	$8.777	$8.835	$9.46	$9.05	$9.53	$9.94

Total return	-0.66%[2]	1.81%	8.77%	-4.22%	0.88%	-0.21%
Supplemental data and ratios:
Net assets, end of period	$412,467	$354,392	$9,316,917	$8,572,900	$50,593,107	$65,181,311
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.25%[3]	1.34%	1.21%	1.13%	1.08%	1.01%
After expense reimbursement (recapture)	0.95%[3]	0.95%	0.95%	0.99%	1.05%	1.01%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	5.28%[3]	4.16%	4.78%	3.71%	3.84%	4.10%
After expense reimbursement (recapture)	5.58%[3]	4.55%	5.04%	3.85%	3.87%	4.10%
Portfolio turnover rate	10.46%[2]	33.85%	33.77%	41.12%	39.66%	66.49%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Service
	Period Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.932	$9.560	$9.05	$9.55	$9.93	$10.28
Income from investment operations:
Net investment income	0.207 [1]	0.391 [1]	0.40 [1]	0.30 [1]	0.33	0.35
Net realized and unrealized gains (losses) on investments	(0.414)	(0.259)	0.32	(0.72)	(0.29)	(0.43)

Total from investment operations	(0.207)	0.132	0.72	(0.42)	0.04	(0.08)

Less distributions:
Dividends from net investment income	—	(0.760)	(0.21)	(0.08)	(0.42)	(0.25)
Dividends from net realized gains	—	—	—	—	—	(0.02)

Total distributions	—	(0.760)	(0.21)	(0.08)	(0.42)	(0.27)

Net asset value, end of period	$8.725	$8.932	$9.56	$9.05	$9.55	$9.93

Total return	-2.32%[2]	1.29%	8.20%	-4.44%	0.33%	-0.71%
Supplemental data and ratios:
Net assets, end of period	$55,963,106	$54,554,489	$57,384,791	$78,168,300	$151,883,107	$147,493,694
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.82%[3]	1.90%	1.78%	1.68%	1.66%	1.59%
After expense reimbursement (recapture)	1.55%[3]	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	4.44%[3]	3.87%	4.17%	3.08%	3.28%	3.51%
After expense reimbursement (recapture)	4.71%[3]	4.22%	4.40%	3.21%	3.39%	3.55%
Portfolio turnover rate	10.46%[2]	33.85%	33.77%	41.12%	39.66%	66.49%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Institutional
	Period Ended September 30, 2018		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire year and selected information for the period are as follows:
Net asset value, beginning of period	$11.534		$11.340	$10.46	$11.65	$11.45	$10.25
Income from investment operations:
Net investment income (loss)	0.112	[1]	0.236 [1]	0.19 [1]	0.20 [1]	0.16	(0.03)
Net realized and unrealized gains (losses) on investments	0.426		1.466	1.20	(1.02)	0.41	1.56

Total from investment operations	0.538		1.702	1.39	(0.82)	0.57	1.53

Less distributions:
Dividends from net investment income	—		(0.210)	(0.20)	(0.16)	(0.19)	(0.11)
Dividends from net realized gains	—		(1.298)	(0.31)	(0.21)	(0.18)	(0.22)

Total distributions	—		(1.508)	(0.51)	(0.37)	(0.37)	(0.33)

Net asset value, end of period	$12.072		$11.534	$11.34	$10.46	$11.65	$11.45

Total return	4.66%[2]		14.90%	13.54%	-7.11%	5.04%	15.00%
Supplemental data and ratios:
Net assets, end of period	$6,574,389		$6,646,937	$13,176,782	$10,968,769	$7,737,997	$3,534,178
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.38%[5]		0.40%	0.42%	0.43%	0.41%	0.40%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.34%[5]		0.35%	0.32%	0.31%	0.34%	0.36%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.38%[5]		0.40%	0.42%	0.43%	0.41%	0.40%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.34%[5]		0.35%	0.32%	0.31%	0.34%	0.36%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.85%[5]		1.91%	1.64%	1.67%	1.63%	1.42%
After expense reimbursement (recapture) and securities lending credit	1.89%[5]		1.96%	1.74%	1.79%	1.70%	1.46%
Portfolio turnover rate	3.95%[2]		70.47%	42.81%	84.98%	11.96%	30.35%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Service
	Period Ended September 30, 2018		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire year and selected information for the period are as follows:
Net asset value, beginning of period	$11.458		$11.290	$10.42	$11.62	$11.43	$10.26
Income from investment operations:
Net investment income	0.078	[1]	0.152 [1]	0.12 [1]	0.13 [1]	0.12	0.07
Net realized and unrealized gains (losses) on investments	0.420		1.467	1.20	(1.02)	0.38	1.38

Total from investment operations	0.498		1.619	1.32	(0.89)	0.50	1.45

Less distributions:
Dividends from net investment income	—		(0.153)	(0.14)	(0.10)	(0.13)	(0.06)
Dividends from net realized gains	—		(1.298)	(0.31)	(0.21)	(0.18)	(0.22)

Total distributions	—		(1.451)	(0.45)	(0.31)	(0.31)	(0.28)

Net asset value, end of period	$11.956		$11.458	$11.29	$10.42	$11.62	$11.43

Total return	4.35%[2]		14.22%	12.91%	-7.67%	4.47%	14.20%
Supplemental data and ratios:
Net assets, end of period	$771,449,936		$611,928,879	$551,141,139	$383,423,651	$259,838,374	$288,401,436
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.98%[3]		1.00%	1.01%	1.02%	1.00%	1.00%
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.94%[3]		0.95%	0.92%	0.91%	0.95%	1.00%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.98%[3]		0.99%	1.01%	1.02%	1.00%	1.00%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.94%[3]		0.94%	0.92%	0.91%	0.95%	1.00%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.28%[3]		1.22%	0.99%	1.05%	0.94%	0.61%
After expense reimbursement (recapture) and securities lending credit	1.32%[3]		1.27%	1.08%	1.16%	0.99%	0.61%
Portfolio turnover rate	3.95%[2]		70.47%	42.81%	84.98%	11.96%	30.35%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Institutional
	Period Ended September 30, 2018		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.538		$9.100	$9.51	$11.26	$11.39	$10.43
Income from investment operations:
Net investment income	0.124	[1]	0.204 [1]	0.19 [1]	0.16 [1]	0.26	0.18
Net realized and unrealized gains (losses) on investments	0.088		0.442	0.35	(0.89)	0.41	0.98

Total from investment operations	0.212		0.646	0.54	(0.73)	0.67	1.16

Less distributions:
Dividends from net investment income	—		(0.187)	—	(0.14)	(0.25)	(0.14)
Dividends from net realized gains	—		(0.021)	(0.95)	(0.88)	(0.55)	(0.06)

Total distributions	—		(0.208)	(0.95)	(1.02)	(0.80)	(0.20)

Net asset value, end of period	$9.750		$9.538	$9.10	$9.51	$11.26	$11.39

Total return	2.22%[2]		7.07%	6.09%	-6.65%	6.01%	11.13%
Supplemental data and ratios:
Net assets, end of period	$2,541,073		$3,140,896	$4,966,270	$4,220,428	$6,173,168	$2,680,327
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.39%[5]		0.44%	0.51%	0.47%	0.42%	0.43%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.10%[5]		0.27%	0.30%	0.37%	0.37%	0.38%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.39%[5]		0.44%	0.51%	0.47%	0.42%	0.43%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.10%[5]		0.27%	0.30%	0.37%	0.37%	0.38%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	2.28%[5]		1.97%	1.78%	1.39%	1.96%	1.42%
After expense reimbursement (recapture) and securities lending credit	2.57%[5]		2.14%	1.99%	1.49%	2.01%	1.47%
Portfolio turnover rate	8.05%[2]		30.27%	44.43%	130.77%	38.36%	69.17%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Service
	Period Ended September 30, 2018		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.482		$9.060	$9.53	$11.29	$11.39	$10.44
Income from investment operations:
Net investment income	0.094	[1]	0.143 [1]	0.12 [1]	0.09 [1]	0.15	0.08
Net realized and unrealized gains (losses) on investments	0.088		0.438	0.36	(0.89)	0.46	1.01

Total from investment operations	0.182		0.581	0.48	(0.80)	0.61	1.09

Less distributions:
Dividends from net investment income	—		(0.138)	—	(0.08)	(0.16)	(0.08)
Dividends from net realized gains	—		(0.021)	(0.95)	(0.88)	(0.55)	(0.06)

Total distributions	—		(0.159)	(0.95)	(0.96)	(0.71)	(0.14)

Net asset value, end of period	$9.664		$9.482	$9.06	$9.53	$11.29	$11.39

Total return	1.92%[2]		6.39%	5.44%	-7.18%	5.42%	10.40%
Supplemental data and ratios:
Net assets, end of period	$321,228,135		$268,079,977	$110,985,447	$51,768,546	$174,138,417	$195,498,995
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.99%[5]		1.03%	1.10%	1.05%	1.01%	1.02%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.70%[5]		0.83%	0.89%	0.99%	1.00%	1.00%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.99%[5]		1.03%	1.10%	1.05%	1.01%	1.02%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.70%[5]		0.83%	0.89%	0.99%	1.00%	1.00%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.67%[5]		1.31%	1.10%	0.79%	1.17%	0.67%
After expense reimbursement (recapture) and securities lending credit	1.96%[5]		1.51%	1.31%	0.85%	1.18%	0.69%
Portfolio turnover rate	8.05%[2]		30.27%	44.43%	130.77%	38.36%	69.17%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Institutional
	Period Ended September 30, 2018		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.950		$10.250	$9.38	$10.34	$10.80	$10.25
Income from investment operations:
Net investment income	0.068	[1]	0.142 [1]	0.18 [1]	0.13 [1]	0.17	0.07
Net realized and unrealized gains on investments	1.209		1.078	0.81	(0.97)	0.21	0.75

Total from investment operations	1.277		1.220	0.99	(0.84)	0.38	0.82

Less distributions:
Dividends from net investment income	—		(0.393)	(0.12)	(0.02)	(0.20)	(0.09)
Dividends from net realized gains	—		(0.127)	—	(0.10)	(0.64)	(0.18)

Total distributions	—		(0.520)	(0.12)	(0.12)	(0.84)	(0.27)

Net asset value, end of period	$12.227		$10.950	$10.25	$9.38	$10.34	$10.80

Total return	11.66%[2]		11.83%	10.63%	-8.18%	3.63%	8.01%
Supplemental data and ratios:
Net assets, end of period	$1,844,882		$1,681,043	$3,767,220	$5,005,303	$5,977,217	$1,496,066
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.50%[5]		0.52%	0.53%	0.51%	0.51%	0.51%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.42%[5]		0.45%	0.40%	0.41%	0.36%	0.46%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.50%[5]		0.52%	0.53%	0.51%	0.51%	0.51%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.42%[5]		0.45%	0.40%	0.41%	0.36%	0.46%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.09%[5]		1.25%	1.69%	1.20%	2.01%	1.14%
After expense reimbursement (recapture) and securities lending credit	1.17%[5]		1.32%	1.82%	1.30%	2.16%	1.19%
Portfolio turnover rate	93.99%[2]		369.57%	336.50%	348.05%	214.84%	244.90%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Service
	Period Ended September 30, 2018		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.907		$10.150	$9.32	$10.32	$10.79	$10.27
Income from investment operations:
Net investment income	0.035	[1]	0.082 [1]	0.11 [1]	0.07 [1]	0.15	0.05
Net realized and unrealized gains (losses) on investments	1.201		1.054	0.82	(0.97)	0.17	0.70

Total from investment operations	1.236		1.136	0.93	(0.90)	0.32	0.75

Less distributions:
Dividends from net investment income	—		(0.252)	(0.10)	— *	(0.15)	(0.05)
Dividends from net realized gains	—		(0.127)	—	(0.10)	(0.64)	(0.18)

Total distributions	—		(0.379)	(0.10)	(0.10)	(0.79)	(0.23)

Net asset value, end of period	$12.143		$10.907	$10.15	$9.32	$10.32	$10.79

Total return	11.33%[2]		11.14%	10.05%	-8.74%	3.08%	7.27%
Supplemental data and ratios:
Net assets, end of period	$349,633,944		$271,460,164	$304,159,564	$393,657,458	$480,492,438	$377,469,190
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.09%[5]		1.11%	1.12%	1.11%	1.10%	1.10%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.01%[5]		1.03%	1.00%	1.01%	0.97%	1.10%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.09%[5]		1.11%	1.12%	1.11%	1.10%	1.10%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.01%[5]		1.03%	1.00%	1.01%	0.97%	1.10%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	0.52%[5]		0.69%	1.07%	0.62%	1.30%	0.51%
After expense reimbursement (recapture) and securities lending credit	0.60%[5]		0.77%	1.19%	0.72%	1.43%	0.51%
Portfolio turnover rate	93.99%[2]		369.57%	336.50%	348.05%	214.84%	244.90%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Institutional
	Period Ended September 30, 2018		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.335		$10.290	$9.80	$10.02	$10.00	$10.16
Income from investment operations:
Net investment income	0.168	[1]	0.292 [1]	0.37 [1]	0.26 [1]	0.40	0.41
Net realized and unrealized gains (losses) on investments	(0.081)		(0.037)	0.52	(0.21)	(0.10)[2]	(0.31)

Total from investment operations	0.087		0.255	0.89	0.05	0.30	0.10

Less distributions:
Dividends from net investment income	—		(0.210)	(0.40)	(0.27)	(0.28)	(0.26)

Total distributions	—		(0.210)	(0.40)	(0.27)	(0.28)	(0.26)

Net asset value, end of period	$10.422		$10.335	$10.29	$9.80	$10.02	$10.00

Total return	0.84%	[3]	2.47%	9.14%	0.56%	3.05%	1.08%
Supplemental data and ratios:
Net assets, end of period	$835,296		$1,343,813	$921,609	$1,107,629	$2,673,347	$1,014,889
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.50%[6]		0.53%	0.58%	0.53%	0.51%	0.51%
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.20%[6]		0.37%	0.50%	0.39%	0.34%	0.36%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.50%[6]		0.53%	0.58%	0.53%	0.51%	0.51%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.20%[6]		0.37%	0.50%	0.39%	0.34%	0.36%
Ratio of net investment income to average net assets[7]
Before expense reimbursement (recapture) and securities lending credit	2.94%[6]		2.64%	3.58%	2.49%	2.64%	2.24%
After expense reimbursement (recapture) and securities lending credit	3.24%[6]		2.80%	3.66%	2.63%	2.81%	2.39%
Portfolio turnover rate	39.85%[3]		154.33%	41.66%	200.13%	91.93%	134.44%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

[3]	Not Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[6]	Annualized.
[7]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Service
	Period Ended September 30, 2018		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.348		$10.320	$9.81	$10.04	$10.01	$10.17
Income from investment operations:
Net investment income	0.140	[1]	0.231 [1]	0.30 [1]	0.20 [1]	0.23	0.19
Net realized and unrealized gains (losses) on investments	(0.083)		(0.036)	0.53	(0.22)	0.02	(0.15)

Total from investment operations	0.057		0.195	0.83	(0.02)	0.25	0.04

Less distributions:
Dividends from net investment income	—		(0.167)	(0.32)	(0.21)	(0.22)	(0.20)

Total distributions	—		(0.167)	(0.32)	(0.21)	(0.22)	(0.20)

Net asset value, end of period	$10.405		$(10.348)	$10.32	$9.81	$10.04	$10.01

Total return	0.55%[2]		1.88%	8.54%	-0.19%	2.47%	0.43%
Supplemental data and ratios:
Net assets, end of period	$309,973,050		$267,250,294	$128,948,108	$145,830,207	$366,970,865	$449,186,398
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.10%[5]		1.12%	1.18%	1.13%	1.11%	1.10%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.80%[5]		0.96%	1.10%	0.99%	0.93%	1.00%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.10%[5]		1.12%	1.18%	1.13%	1.11%	1.10%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.80%[5]		0.96%	1.10%	0.99%	0.93%	1.00%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	2.40%[5]		2.04%	2.91%	1.92%	1.92%	1.64%
After expense reimbursement (recapture) and securities lending credit	2.70%[5]		2.20%	2.99%	2.06%	2.10%	1.74%
Portfolio turnover rate	39.85%[2]		154.33%	41.66%	200.13%	91.93%	134.44%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Allocation Fund
	Service
	Period Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.603	$10.460	$9.94	$10.62	$10.76	$10.58
Income from investment operations:
Net investment income	0.191 [1]	0.287 [1]	0.29 [1]	0.34 [1]	0.36	0.38
Net realized and unrealized gains (losses) on investments	(0.033)	0.137	0.52	(0.61)	(0.05)	0.21

Total from investment operations	0.158	0.424	0.81	(0.27)	0.31	0.59

Less distributions:
Dividends from net investment income	(0.151)	(0.281)	(0.29)	(0.37)	(0.38)	(0.40)
Dividends from net realized gains	—	—	—	(0.04)	(0.07)	(0.01)

Total distributions	(0.151)	(0.281)	(0.29)	(0.41)	(0.45)	(0.41)

Net asset value, end of period	$10.610	$10.603	$10.46	$9.94	$10.62	$10.76

Total return	1.49%[2]	4.05%	8.24%	-2.49%	3.01%	5.63%
Supplemental data and ratios:
Net assets, end of period	$128,041,809	$119,091,615	$119,817,129	$106,901,424	$140,497,937	$115,477,776
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.14%[5]	1.13%	1.17%	1.17%	1.14%	1.18%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.78%[5]	0.98%	0.97%	0.96%	0.88%	0.88%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.14%[5]	1.13%	1.17%	1.17%	1.14%	1.18%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.78%[5]	0.98%	0.97%	0.96%	0.88%	0.88%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	3.22%[5]	2.52%	2.66%	3.15%	3.23%	3.66%
After expense reimbursement (recapture) and securities lending credit	3.58%[5]	2.67%	2.86%	3.36%	3.49%	3.96%
Portfolio turnover rate	17.13%[2]	131.23%	61.25%	145.43%	66.76%	100.40%

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Institutional
	Period Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.577	$9.670	$9.62	$9.76	$9.65	$10.00
Income from investment operations:
Net investment income	0.215 [1]	0.543 [1]	0.24 [1]	0.18 [1]	0.25	0.19
Net realized and unrealized gains (losses) on investments	(0.007)	(0.158)[7]	0.07	(0.11)	0.11	(0.27)

Total from investment operations	0.208	0.385	0.31	0.07	0.36	(0.08)

Less distributions:
Dividends from net investment income	(0.242)	(0.478)	(0.26)	(0.21)	(0.25)	(0.24)
Dividends from net realized gains	—	—	—	—	—	(0.03)

Total distributions	(0.242)	(0.478)	(0.26)	(0.21)	(0.25)	(0.27)

Net asset value, end of period	$9.543	$9.577	$9.67	$9.62	$9.76	$9.65

Total return	2.20%[2]	3.99%	3.23%	0.70%	3.75%	-0.83%
Supplemental data and ratios:
Net assets, end of period	$47,811	$224,505	$52,492	$49,872	$2,257,327	$960,185
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.57%[5]	0.52%	0.50%	0.44%	0.42%	0.41%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.15%[5]	0.27%	0.37%	0.36%	0.31%	0.32%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.57%[5]	0.52%	0.50%	0.44%	0.42%	0.41%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.15%[5]	0.27%	0.37%	0.36%	0.31%	0.32%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	4.06%[5]	5.27%	2.32%	1.76%	2.66%	1.98%
After expense reimbursement (recapture) and securities lending credit	4.48%[5]	5.52%	2.45%	1.84%	2.77%	2.07%
Portfolio turnover rate	76.42%[2]	232.11%	114.68%	147.81%	22.67%	67.82%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[7]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Service
	Period Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.525	$9.610	$9.55	$9.77	$9.64	$9.98
Income from investment operations:
Net investment income	0.184 [1]	0.340 [1]	0.18 [1]	0.14 [1]	0.19	0.15
Net realized and unrealized gains (losses) on investments	(0.003)	(0.018)[7]	0.08	(0.21)	0.13	(0.30)

Total from investment operations	0.181	0.322	0.26	(0.07)	0.32	(0.15)

Less distributions:
Dividends from net investment income	(0.213)	(0.407)	(0.20)	(0.15)	(0.19)	(0.16)
Dividends from net realized gains	—	—	—	—	—	(0.03)

Total distributions	(0.213)	(0.407)	(0.20)	(0.15)	(0.19)	(0.19)

Net asset value, end of period	$9.493	$9.525	$9.61	$9.55	$9.77	$9.64

Total return	1.92%[2]	3.35%	2.73%	-0.75%	3.32%	-1.47%
Supplemental data and ratios:
Net assets, end of period	$47,389,956	$55,246,464	$99,575,144	$114,740,157	$143,904,504	$213,499,393
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.19%[5]	1.12%	1.09%	1.04%	1.02%	1.01%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.76%[5]	0.93%	0.91%	0.93%	0.92%	0.92%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.18%[5]	1.12%	1.09%	1.04%	1.02%	1.01%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.75%[5]	0.93%	0.91%	0.93%	0.92%	0.92%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	3.42%[5]	3.30%	1.72%	1.32%	1.72%	1.40%
After expense reimbursement (recapture) and securities lending credit	3.85%[5]	3.49%	1.90%	1.43%	1.82%	1.49%
Portfolio turnover rate	76.42%[2]	232.21%	114.68%	147.81%	22.67%	67.82%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[7]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Institutional
	Period Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	January 19, 2016[1] Through March 31, 2016
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.665	$8.700	$9.75	$10.00
Income from investment operations:
Net investment gain (loss)	0.033 [2]	(0.002)[2]	(0.06)[2]	(0.02)[2]
Net realized and unrealized losses on investments	(0.292)	(0.033)	(0.83)	(0.23)

Total from investment operations	(0.259)	(0.035)	(0.89)	(0.25)

Less distributions:
Dividends from net investment income	—	—	—	—
Dividends from net realized gains	—	—	(0.16)	—

Total distributions	—	—	(0.16)	—

Net asset value, end of year	$8.406	$8.665	$8.70	$9.75

Total return	-2.99%[3]	-0.40%	-9.17%	-2.50%[3]
Supplemental data and ratios:
Net assets, end of year	$1,021,392	$1,215,018	$1,478,880	$4,338,706
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[5]	1.27%[4]	1.38%	1.37%	1.61%[4]
After expense reimbursement (recapture) and fees waived including interest expense[5]	1.30%[4]	1.34%	1.34%	1.30%[4]
Before expense reimbursement (recapture) and fees waived excluding interest expense	1.27%[4]	1.34%	1.33%	1.61%[4]
After expense reimbursement (recapture) and fees waived excluding interest expense	1.30%[4]	1.30%	1.30%	1.30%[4]
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	0.81%[4]	-0.07%	-0.69%	-1.12%[4]
After expense reimbursement (recapture) and fees waived	0.78%[4]	-0.03%	-0.66%	-0.81%[4]
Portfolio turnover rate	0.00%[3]	0.00%	0.00%	0.00%[3]
Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment loss per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Service
	Period Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	January 19, 2016[1] Through March 31, 2016
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.552	$8.640	$9.73	$10.00
Income from investment operations:
Net investment gain (loss)	0.007 [2]	(0.050)[2]	(0.11)[2]	(0.03)[2]
Net realized and unrealized losses on investments	(0.287)	(0.038)	(0.82)	(0.24)

Total from investment operations	(0.280)	(0.088)	(0.93)	(0.27)

Less distributions:
Dividends from net investment income	—	—	—	—
Dividends from net realized gains	—	—	(0.16)	—

Total distributions	—	—	(0.16)	—

Net asset value, end of year	$8.272	$8.552	$8.64	$9.73

Total return	-3.26%[3]	-0.92%	-9.70%	-2.70%[3]
Supplemental data and ratios:
Net assets, end of year	$140,245,579	$121,362,278	$81,212,945	$183,020,093
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[5]	1.86%[4]	1.97%	1.97%	2.20%[4]
After expense reimbursement (recapture) and fees waived including interest expense[5]	1.90%[4]	1.94%	1.94%	1.90%[4]
Before expense reimbursement (recapture) and fees waived excluding interest expense	1.86%[4]	1.93%	1.93%	2.20%[4]
After expense reimbursement (recapture) and fees waived excluding interest expense	1.90%[4]	1.90%	1.90%	1.90%[4]
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	0.23%[4]	-0.61%	-1.27%	-1.71%[4]
After expense reimbursement (recapture) and fees waived	0.19%[4]	-0.58%	-1.24%	-1.41%[4]
Portfolio turnover rate	0.00%[3]	0.00%	0.00%	0.00%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment loss per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

Conservative Income Fund
April 30, 2018[1] Through September 30, 2018
(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income	0.065 [2]
Net realized and unrealized gains (losses) on investments	0.032

Total from investment operations	0.097

Less distributions:
Dividends from net investment income	(0.078)

Total distributions	(0.078)

Net asset value, end of period	$10.019

Total return	0.79%[3]
Supplemental data and ratios:
Net assets, end of period	$100,797
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	27.79%[6]
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.64%[6]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	27.79%[6]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.64%[6]
Ratio of net investment income to average net assets[7]
Before expense reimbursement (recapture) and fees waived	(25.61)%[6]
After expense reimbursement (recapture) and fees waived	1.54%[6]
Portfolio turnover rate	106.86%[3]

[1]	Commencement of operations.
[2]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[6]	Annualized.
[7]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

Income Fund
April 30, 2018[1] Through September 30, 2018
(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income	0.073 [2]
Net realized and unrealized gains (losses) on investments	0.060

Total from investment operations	0.133

Less distributions:
Dividends from net investment income	(0.098)

Total distributions	(0.098)

Net asset value, end of period	$10.035

Total return	1.09%[3]
Supplemental data and ratios:
Net assets, end of period	$101,093
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	30.00%[6]
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.79%[6]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	30.00%[6]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%[6]
Ratio of net investment income to average net assets[7]
Before expense reimbursement (recapture) and fees waived	(27.49)%[6]
After expense reimbursement (recapture) and fees waived	1.72%[6]
Portfolio turnover rate	115.43%[3]

[1]	Commencement of operations.
[2]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[6]	Annualized.
[7]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

Growth & Income Fund
April 30, 2018[1] Through September 30, 2018
(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income	0.157 [2]
Net realized and unrealized gains (losses) on investments	0.414

Total from investment operations	0.571

Less distributions:
Dividends from net investment income	(0.153)

Total distributions	(0.153)

Net asset value, end of period	$10.418

Total return	4.93%[3]
Supplemental data and ratios:
Net assets, end of period	$104,929
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	27.18%[6]
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.79%[6]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	27.18%[6]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%[6]
Ratio of net investment income to average net assets[7]
Before expense reimbursement (recapture) and fees waived	(22.73)%[6]
After expense reimbursement (recapture) and fees waived	3.66%[6]
Portfolio turnover rate	170.94%[3]

[1]	Commencement of operations.
[2]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[6]	Annualized.
[7]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

September 30, 2018

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trusts dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 6 funds: GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund, GuideMark® Core Fixed Income Fund and GuideMark® Tax-Exempt Fixed Income Fund. GPS Funds II is comprised of the following 11 funds: GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund, GuidePath® Managed Futures Strategy Fund, GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund (collectively, the “Funds”). All of the Funds are classified and operate as diversified funds under the 1940 Act. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuideMark® Opportunistic Fixed Income Fund commenced operations on April 1, 2011. The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund commenced operations on April 29, 2011. The GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation Fund commenced operations on August 31, 2012. The GuidePath® Managed Futures Strategy Fund commenced operations on January 19, 2016. The GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund commenced operations on April 30, 2018. Each Fund offers two classes of shares: Service Shares and Institutional Shares, except GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund. Certain Fund classes were without shares as of the period end; any share activity related to those classes is presented in the Statement of Changes in Net Assets. The GuidePath® Conservative Income Fund, GuidePath® Income Fund, and GuidePath® Growth and Income Fund are only offered with a single share class. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2.	Fund of Funds

The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income

Allocation Fund, GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund each operate as a “Fund of Funds,” investing primarily in registered mutual funds, including exchange-traded funds (“ETFs”). The funds in which the Fund of Funds may invest are referred to herein as the “Underlying Funds.” The Advisor believes that investing in Underlying Funds provides each Fund of Funds with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in a Fund of Funds, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, each Fund of Funds may buy Underlying Funds managed by the Advisor or its affiliates, which in turn, invest in various securities, including ETFs. The Fund of Funds may also invest directly in securities and other exchange-traded products, such as exchange-traded notes.

3.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Investment Valuation

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. These investments in mutual funds may include investments in affiliated mutual funds. Investments in mutual funds are generally priced using values supplied by the underlying funds themselves.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees (the “Board”).

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

During the period, certain securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments.  The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, convertible obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain foreign common stocks, preferred stocks, participatory notes, and real estate investment trusts; and (3) certain over-the-counter derivative instruments, including forward currency contracts and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Forward currency contracts and swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments.  The Funds’ investments that were categorized as Level 3 include: fair valued securities.

Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2018:

GuideMark® Large Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$323,819,065	$—	$—	$323,819,065
Investment Companies	11,343,483	—	—	11,343,483
Real Estate Investment Trusts	4,647,923	—	—	4,647,923
Short Term Investments	2,711,211	—	—	2,711,211
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	14,679,865

Total Investments in Securities	$342,521,682	$—	$—	$357,201,547

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$3,047,540	$3,477,870	$—	$6,525,410
Consumer Discretionary	4,641,834	6,020,542	—	10,662,376
Consumer Staples	2,455,081	4,937,870	—	7,392,951
Energy	2,181,635	4,260,846	—	6,442,481
Financials	2,793,648	11,943,208	—	14,736,856
Health Care	151,303	3,007,311	—	3,158,614
Industrials	436,124	3,842,565	—	4,278,689
Information Technology	255,264	14,979,128	—	15,234,392
Materials	1,627,927	3,528,990	—	5,156,917
Real Estate	143,083	692,980	—	836,063
Utilities	266,175	1,323,886	—	1,590,061

Total Common Stocks	17,999,614	58,015,196	—	76,014,810
Investment Companies	10,708,109	—	—	10,708,109
Preferred Stocks
Consumer Staples	97,888	345,254	—	443,142
Energy	509,607	—	—	509,607
Financials	1,053,429	—	—	1,053,429
Information Technology	—	498,750	—	498,750
Materials	126,505	—		126,505
Utilities	153,393	—	—	153,393

Total Preferred Stocks	1,940,822	844,004	—	2,784,826
Short Term Investments	49,134	—	—	49,134
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	1,420,509

Total Investments in Securities	$30,697,679	$58,859,200	$—	$90,977,388

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

GuideMark® Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$57,617,616	$—	$0	$57,617,616
Investment Companies	2,293,485	—	—	2,293,485
Real Estate Investment Trusts	3,414,952	—	—	3,414,952
Rights	—	—	0	0
Short Term Investments	298,672	—	—	298,672
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	3,287,009

Total Investments in Securities	$63,624,725	$—	$—	$66,911,734

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Rights
Balance as of April 1, 2018	$0	$0
Purchases	—	—
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Transfers into/(out of) Level 3	—	—

Balance as of September 30, 2018	$0	$0

Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at September 30, 2018.	$—	$—

GuideMark® World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$—	$7,308,163	$—	$7,308,163
Consumer Discretionary	2,529,384	30,660,196	—	33,189,580
Consumer Staples	1,873,543	25,555,988	—	27,429,531
Energy	1,450,407	9,155,971	—	10,606,378
Financials	6,524,504	30,053,845	—	36,578,349
Health Care	1,729,922	20,336,032	134	22,066,088
Industrials	2,585,290	24,989,025	—	27,574,315
Information Technology	1,695,155	14,492,157	—	16,187,312
Materials	1,282,933	13,241,536	—	14,524,469
Real Estate	—	2,503,790	—	2,503,790
Utilities	—	4,198,775	—	4,198,775

Total Common Stocks	19,671,138	182,495,478	134	202,166,750
Investment Companies	6,531,031	—	—	6,531,031
Participatory Notes	—	248,842	—	248,842
Preferred Stocks
Consumer Discretionary	—	283,678	—	283,678
Health Care	—	189,322	—	189,322
Materials	—	336,380	—	336,380

Total Preferred Stocks	—	809,380	—	809,380
Real Estate Investment Trusts	164,955	774,616	—	939,571
Rights	0	—	—	0
Short Term Investments	937,164	—	—	937,164
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	2,398,152

Total Investments in Securities	$27,304,288	$184,328,316	$134	$214,030,890

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks
Balance as of April 1, 2018	$—
Purchases	0
Sales proceeds and paydowns	—
Accreted discounts, net	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	134
Transfers into/(out of) Level 3	—

Balance as of September 30, 2018	$134

Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at September 30, 2018	$134

GuideMark® Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$25,564,958	$—	$25,564,958
Collateralized Mortgage Obligations	—	14,758,751	—	14,758,751
Corporate Obligations	—	40,833,066	—	40,833,066
Foreign Government Debt Obligations	—	918,773	—	918,773
Mortgage Backed Securities – U.S. Government Agency	—	47,768,086	99,563	47,867,649
Municipal Debt Obligations	—	321,200	—	321,200
U.S. Treasury Obligations	—	23,322,113	—	23,322,113

Total Fixed Income	—	153,486,947	99,563	153,586,510
Swaptions	—	59,210	—	59,210
Short Term Investments	3,487,547	—	—	3,487,547
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	1,110,200

Total Investments in Securities	$3,487,547	$153,546,157	$99,563	$158,243,467

Other Financial Instruments**
Futures	$(81,845)	$—	$—	$(81,845)
Swaps	—	597,067	—	597,067

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swaps. Futures and swaps are reflected as the unrealized appreciation (depreciation) on the instrument.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Mortgage Backed Securities – U.S. Government Agency
Balance as of April 1, 2018	$—
Purchases	99,563
Sales proceeds and paydowns	—
Accreted discounts, net	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	—

Balance as of September 30, 2018	$99,563

Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at September 30, 2018	$—

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

GuideMark® Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Municipal Debt Obligations	$—	$26,199,863	$—	$26,199,863
Short Term Investments	50,907	—	—	50,907

Total Investments in Securities	$50,907	$26,199,863	$—	$26,250,770

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Opportunistic Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$—	$4,196	$0	$4,196
Preferred Stock	—	9,081	—	9,081

Total Equity	—	13,277	—	13,277
Fixed Income
Collateralized Mortgage Obligations	—	9,049,429	—	9,049,429
Convertible Obligations	—	780,000	—	780,000
Corporate Obligations	—	64,185	—	64,185
Foreign Government Obligations	—	18,506,815	—	18,506,815
Mortgage Backed Securities – U.S. Government Agency	—	9,526,867	—	9,526,867

Total Fixed Income	—	37,927,296	—	37,927,296
Warrants	—	—	0	0
Short Term Investments	5,614,949	10,770,273	—	16,385,222

Total Investments in Securities	$5,614,949	$48,710,846	$0	$54,325,795

Other Financial Instruments*
Forward Currency Contracts	$—	$709,871	$—	$709,871
Swaps	—	(335,846)	—	(335,846)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts and swaps. Forward currency contracts and swaps are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Warrants
Balance as of April 1, 2018	$0	$0
Purchases	—	—
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Amortization, net	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Transfers into/(out of) Level 3	—	—

Balance as of September 30, 2018	$0	$0

Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at September 30, 2018.	$—	$—

GuidePath® Growth Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$767,567,561	$—	$—	$767,567,561
Short Term Investments	10,465,788	—	—	10,465,788
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	243,463,154

Total Investments in Securities	$778,033,349	$—	$—	$1,021,496,503

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Conservative Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$319,857,560	$—	$—	$319,857,560
Short Term Investments	3,994,551	—	—	3,994,551
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	89,536,755

Total Investments in Securities	$323,852,111	$—	$—	$413,388,866

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Tactical Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$346,904,176	$—	$—	$346,904,176
Short Term Investments	4,149,221	—	—	4,149,221
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	64,496,463

Total Investments in Securities	$351,053,397	$—	$—	$415,549,860

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Absolute Return Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$307,936,478	$—	$—	$307,936,478
Short Term Investments	2,932,840	—	—	2,932,840
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	41,058,857

Total Investments in Securities	$310,869,318	$—	$—	$351,928,175

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Multi-Asset Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$126,348,499	$—	$—	$126,348,499
Short Term Investments	1,586,508	—	—	1,586,508
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	14,614,425

Total Investments in Securities	$127,935,007	$—	$—	$142,549,432

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

GuidePath® Flexible Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$47,016,908	$—	$—	$47,016,908
Short Term Investments	444,228	—	—	444,228
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	15,999,467

Total Investments in Securities	$47,461,136	$—	$—	$63,460,603

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Managed Futures Strategy Fund

	Level 1	Level 2	Level 3	Total
Short Term Investments	$6,831,370	$130,412,358	$—	$137,243,728

Total Investments in Securities	$6,831,370	$130,412,358	$—	$137,243,728

Other Financial Instruments*
Futures	$3,795,029	$—	$—	$3,795,029

*Other	financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures. Futures are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Conservative Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$51,202	$—	$—	$51,202
Short Term Investments	56,882	—	—	56,882

Total Investments in Securities	$108,084	$—	$—	$108,084

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$108,039	$—	$—	$108,039
Short Term Investments	7,211	—	—	7,211

Total Investments in Securities	$115,250	$—	$—	$115,250

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Growth & Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$107,729	$—	$—	$107,729
Short Term Investments	4,007	—	—	4,007

Total Investments in Securities	$111,736	$—	$—	$111,736

For further information regarding security characteristics, see the Schedule of Investments.

(b)	Consolidation of Subsidiary

The GuidePath® Managed Futures Strategy Fund may invest up to 25% of its total assets in GuidePath Managed Futures Strategy Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by GuidePath® Managed Futures Strategy Fund. The financial statements of the GuidePath® Managed Futures Strategy Fund include the operations of the

Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The GuidePath® Managed Futures Strategy Fund had 5.42% of its total assets invested in the Subsidiary as of September 30, 2018.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

(c)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

(d)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. As of and during the year ended March 31, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year ended March 31, 2018, the Funds did not incur any interest or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(g)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(h)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(i)	Organization and Offering Costs

Organization costs consist of costs incurred to establish a Trust and enable it legally to do business. The Funds expense organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 4). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(j)	Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided in accordance with the Trusts’ understanding of the applicable country’s tax rules and rates. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

(k)	Distributions to Shareholders

The Funds, with the exception of the Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Conservative Income Fund, Income Fund and Growth and Income Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income quarterly. The Conservative Income Fund, Income Fund and Growth and Income Fund will distribute any net investment income monthly. All of the Funds will generally distribute any net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(l)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. All of the Funds may invest in options that are listed on U.S. exchanges or traded over the counter. Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Funds may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may also purchase and write call and put options on such futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Funds may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Funds may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

In general, the use of derivatives may increase the risk within the Funds. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Funds may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Funds were pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as the Funds may receive returns (or suffer losses) exceeding the initial amounts the Funds committed in connection with the derivatives. The use of derivatives can result in losses or gains to the Funds exceeding the amount the Funds would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Funds.

GuideMark® Core Fixed Income Fund

During the period, the Fund used fixed income derivatives including U.S. Treasury futures and credit default swaps on investment grade fixed income indices (CDX), for both hedging and investment purposes, primarily duration management, risk management, and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on short, medium, and long-term U.S. Treasury debt.

The Fund used futures contracts during the period primarily to manage interest rate risk. The Fund used investment grade CDX to efficiently manage investment grade credit exposure.

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2018

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit Contracts – Swaps	Appreciation on swap agreements	$3,045	Depreciation on swap agreements	$—

Interest Rate Contracts – Swaps	Appreciation on swap agreements	594,022	Depreciation on swap agreements	—

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts**	46,778	Unrealized depreciation on futures contracts**	128,623
Total		$643,845		$128,623

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total distributable loss on the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2018

Amount of Realized Gain or (Loss) on Derivatives
	Futures Contracts	Swaps	Purchased Options*	Total
Credit Contracts	$—	$(10,434)	$—	$(10,434)
Interest Rate Contracts	18,695	49,964	8,260	76,919
Total	$18,695	$39,530	$8,260	$66,485

*	Included in net realized gain (loss) on investments as reported in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Futures Contracts	Swaps	Purchased Options*	Total
Credit Contracts	$—	$1,082	$—	$1,082
Interest Rate Contracts	(90,734)	318,422	16,438	244,126
Total	$(90,734)	$319,504	$16,438	$245,208

*	Included in net change in unrealized appreciation (depreciation) on investments as reported in the Statement of Operations.

GuideMark® Opportunistic Fixed Income Fund

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks, including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses.

The Fund seeks to maximize total investment returns through exposure to investments in fixed-income securities, equity securities, and currency instruments. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of swap agreements. The Fund entered into swap agreements to manage and/or gain exposures to credit risk. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund.

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2018

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest Rate Contracts – Swaps	Appreciation on swap agreements	$187,838	Depreciation on swap agreements	$523,684

Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	741,347	Depreciation of forward currency contracts	31,476
Total		$929,185		$555,160

The Effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2018

Amount of Realized Gain or (Loss) on Derivatives
	Forward Currency Contracts	Swaps	Total
Foreign Exchange Contracts	$913,374	$—	$913,374
Interest Rate Contracts	—	(41,584)	(41,584)
Total	$913,374	$(41,584)	$871,790

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Forward Currency Contracts	Swaps	Total
Foreign Exchange Contracts	$950,757	$—	$950,757
Interest Rate Contracts	—	393,454	393,454
Total	$950,757	$393,454	$1,344,211

GuidePath® Managed Futures Strategy Fund

The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended September 30, 2018, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2018

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Commodity Contracts – Futures*	Unrealized appreciation on futures contracts**	$3,090,657	Unrealized depreciation on futures contracts**	$760,701

Equity Contracts – Futures*	Unrealized appreciation on futures contracts**	2,145,820	Unrealized depreciation on futures contracts**	385,037

Foreign Exchange Contracts – Futures*	Unrealized appreciation on futures contracts**	758,833	Unrealized depreciation on futures contracts**	1,177,842

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts**	891,276	Unrealized depreciation on futures contracts**	767,977
Total		$6,886,586		$3,091,557

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total distributable loss on the Statement of Assets and Liabilities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

The Effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2018

Amount of Realized Gain (Loss) on Derivatives
Futures Contracts
Commodity Contracts	$224,313
Equity Contracts	(1,787,512)
Foreign Exchange Contracts	(2,425,448)
Interest Rate Contracts	(3,789,524)
Total	$(7,778,171)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts
Commodity Contracts	$1,574,869
Equity Contracts	2,756,516
Foreign Exchange Contracts	(62,368)
Interest Rate Contracts	(1,165,113)
Total	$3,103,904

The average monthly value outstanding of purchased and written options during the period ended September 30, 2018 were as follows:

	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Purchased Options	$78,924	$—	$—
Written Options	$—	$—	$—

Volume Disclosures

The average monthly notional amount outstanding of futures, forwards and swaps during the period ended September 30, 2018 were as follows:

Long Positions	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Futures	$23,842,660	$—	$400,810,759
Forwards	$—	$25,682,131	$—
Swaps	$12,531,429	$6,820,000	$—

Short Positions	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Futures	$(9,271,710)	$—	$(478,619,842)
Forwards	$—	$(646,376)	$—

Cross Currency	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Forwards	$—	$5,157,621	$—

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Funds; the risk that there may not be a liquid secondary market for the derivative at a time when the Funds would look to disengage the position; the risk that additional capital from the Funds may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Funds may induce leverage in the Funds, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

Offsetting Assets and Liabilities

GuideMark® Core Fixed Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of September 30, 2018, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
Credit Suisse	$7,109	$(5,157)	$1,952	$—	$—	$1,952
Swaps
Morgan Stanley	597,067	—	597,067	—	—	597,067

	$604,176	$(5,157)	$599,019	$—	$—	$599,019

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures
Credit Suisse	$5,157	$(5,157)	$—	$—	$—	$—
Swaps
Morgan Stanley	—	—	—	—	—	—

	$5,157	$(5,157)	$—	$—	$—	$—

GuideMark® Opportunistic Fixed Income Fund

The Fund attempts to reduce its exposure to counterparty credit risk on over-the counter (“OTC”) derivatives, whenever possible, by entering into International Swaps and Derivatives Association, Inc. (“ISDA”) agreements with certain counterparties. These agreements typically contain various provisions, including but not limited to, collateral requirements and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. The Fund is required to deposit financial collateral in the form of cash and/or securities at the clearing brokers and counterparties to continually meet the original and maintenance requirement established by the clearing brokers and counterparties. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

The table below, as of September 30, 2018, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Forward Currency Contracts
Bank of America	$9,556	$—	$9,556	$(4,878)	$—	$4,678
Barclays	695	—	695	—	—	695
BNP Paribas	27,486	—	27,486	—	—	27,486
Citibank	312,515	—	312,515	(9,432)	—	303,083
Deutsche Bank	130,915	—	130,915	(839)	—	130,076
HSBC	49,188	—	49,188	—	—	49,188
JP Morgan Chase	207,712	—	207,712	(16,076)	—	191,636
Morgan Stanley	367	—	367	(251)	—	116
UBS	2,913	—	2,913	—	—	2,913
Swaps
Citibank	162,018	—	162,018	—	—	162,018
HSBC	25,820	—	25,820	—	—	25,820

	$929,185	$—	$929,185	$(31,476)	$—	$897,709

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward Currency Contracts
Bank of America	$4,878	$—	$4,878	$(4,878)	$—	$—
Citibank	9,432	—	9,432	(9,432)	—	—
Deutsche Bank	839	—	839	(839)	—	—
JP Morgan Chase	16,076	—	16,076	(16,076)	—	—
Morgan Stanley	251	—	251	(251)	—	—
Swaps
JP Morgan Chase	523,684	—	523,684	—	(523,684)	—

	$555,160	$—	$555,160	$(31,476)	$(523,684)	$—

GuidePath® Managed Futures Strategy Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

The table below, as of September 30, 2018, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
Goldman Sachs	$1,969,995	$—	$346,232	$—	$—	$346,232

	$1,969,995	$—	$346,232	$—	$—	$346,232

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures
Goldman Sachs	$1,623,763	$(1,623,763)	$—	$—	$—	$—

	$1,623,763	$(1,623,763)	$—	$—	$—	$—

*	Cumulative appreciation/depreciation on futures contracts is reported in the Consolidated Schedule of Open Futures Contracts. Variation margin and receivable/payable for unsettled open futures contracts presented above is presented in the Statements of Assets and Liabilities.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 7 for collateral related to securities on loan.

(m)	Securities Purchased or Sold on a Forward-Commitment Basis

The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(n)	Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States. Investing in these types of securities make a fund more susceptible to additional risks. These risks include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

(o)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(p)	Restricted and Illiquid Securities

No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

15% of it’s net assets in illiquid investments that are assets. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so in accordance with Rule 22e-4 under the Investment Company Act of 1940.

(q)	Auction Rate Securities

The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(r)	Short Sales

Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make equity short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(s)	Trustee Compensation

Effective April 1, 2017, for the services performed as Trustees of the consolidated Board of Trustees of GPS Funds I, GPS Funds II, and Savos Investments Trust, which currently consists of one fund, the Independent Trustees receive a retainer fee of $80,000 per year, $4,500 for each quarterly meeting and annual agreement renewal review meeting, whether held in-person or telephonically, $4,500 for each special meeting attended in person and $2,000 for each special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(t)	Pending Litigation

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The

Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company, which included the GuideMark® Emerging Markets Fund, who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(u)	Participatory Notes (“participation notes”)

Each Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in the markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk. These securities have been deemed to be liquid as of September 30, 2018.

4.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Core Fund	0.45%
Emerging Markets Fund	0.59%
Small/Mid Cap Core Fund	0.57%
World ex-US Fund	0.50%
Core Fixed Income Fund	0.40%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Fixed Income Fund	0.70%
Growth Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Tactical Allocation Fund	0.35%
Absolute Return Allocation Fund	0.35%
Multi-Asset Income Allocation Fund	0.35%
Flexible Income Allocation Fund	0.25%
Managed Futures Strategy Fund	1.05%
Conservative Income Fund	0.35%
Income Fund	0.45%
Growth and Income Fund	0.45%

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

AssetMark also provides certain administrative services to the Service Shares of the Funds as applicable, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Service Shares of the Funds. The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares; including the transfer agent and custodian.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive, through July 31, 2019, 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Limitation Agreement under which the Advisor has agreed to waive, through July 31, 2019, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates (“Expense Limits”), based on daily net assets of each class of each Fund:

	Service Class	Institutional Class	Single Class
Large Cap Core Fund	1.24%	0.64%
Emerging Markets Fund	1.65%	1.05%
Small/Mid Cap Core Fund	1.45%	0.85%
World ex-US Fund	1.39%	0.79%
Core Fixed Income Fund	1.19%	0.59%
Tax-Exempt Fixed Income Fund	1.29%	0.69%
Opportunistic Fixed Income Fund	1.55%	0.95%
Growth Allocation Fund	1.00%	0.40%
Conservative Allocation Fund	0.70%	0.10%
Tactical Allocation Fund	1.10%	0.50%
Absolute Return Allocation Fund	0.80%	0.20%
Multi-Asset Income Allocation Fund	1.10%	0.50%
Flexible Income Allocation Fund	0.75%	0.15%
Managed Futures Strategy Fund	1.90%	1.30%
Conservative Income Fund			0.64%
Income Fund			0.79%
Growth and Income Fund			0.79%

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s Expense Limits at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the calendar month in which the fee or expense was waived or reimbursed. As of September 30, 2018, Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund, World ex-US Fund Service Class, Growth Allocation Fund, Tactical Allocation Fund and Multi-Asset Income Allocation Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their Expense Limits. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2019	Year of Expiration 03/31/2020	Year of Expiration 03/31/2021	Year of Expiration 30/31/2022
World ex-US Fund	$4,500	$18,036	$4,462	$4
Core Fixed Income Fund	56,910	109,659	140,476	90,700
Tax-Exempt Fixed Income Fund	82,292	60,304	53,567	33,605
Opportunistic Fixed Income Fund	242,737	175,049	197,441	75,013
Conservative Allocation Fund	—	—	123,290	193,764
Absolute Return Allocation Fund	—	—	152,010	294,485
Flexible Income Allocation Fund	—	—	17,899	42,741
Managed Futures Strategy Fund	37,088	62,978	47,553	—
Conservative Income Fund	—	—	—	11,340
Income Fund	—	—	—	12,229
Growth and Income Fund	—	—	—	11,318

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

5.	Distribution Plan

Each Trust, on behalf of the Service Shares class of its Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the AssetMark Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided to facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. AssetMark BrokerageTM, LLC (“Distributor”), an affiliate of the Advisor, serves as the Funds principal underwriter and distributor. The Funds did not pay any commissions or other compensation, other than 12b-1 fees, to the Distributor during the Funds’ most recent period ended September 30, 2018.

6.	Service, Custody, and Line of Credit Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and a Custody Agreement with U.S. Bank, N.A. (the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

The Funds, excluding the Conservative Income Fund, Income Fund and Growth and Income Fund, have established a line of credit (“LoC”) with U.S. Bank, N.A. (“USB”) to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Funds’ portfolios as collateral. Savos Investments Trust, which is also managed by AssetMark, is also party to the same LoC agreement. The LoC was effective August 1, 2018 and will mature, unless renewed, on July 31, 2019. Borrowing under the LoC is limited to the lesser of 20% of the total market value of a Fund, 33.33% of specific marketable securities acceptable to USB, or $250,000,000 for all Funds. The interest rate paid by the Funds on outstanding borrowings is equal to the prime rate, which was 5.25% at September 30, 2018. The Funds have authorized USB to charge any of the custody accounts of the Funds for any missed payments by the Funds. Interest expense incurred for the Funds is disclosed on the Statements of Operations.

During the period April 1, 2018 to September 30, 2018, the details of the borrowings were as follows:

Fund	Average Daily Borrowings	Weighted Average Annualized Interest Rate	Maximum Borrowings
Large Cap Core Fund	$4,240	5.00%	$455,000
Emerging Markets Fund	167,699	5.00%	9,444,000
Small/Mid Cap Core Fund	17,492	5.00%	1,006,000
World ex-US Fund	37,454	4.75%	4,940,000
Core Fixed Income Fund	—	—	—
Tax-Exempt Fixed Income Fund	—	—	—
Opportunistic Fixed Income Fund	—	—	—
Growth Allocation Fund	—	—	—
Conservative Allocation Fund	—	—	—
Tactical Allocation Fund	—	—	—
Absolute Return Allocation Fund	48,596	4.75%	8,893,000
Multi-Asset Income Allocation Fund	—	—	—
Flexible Income Allocation Fund	41,148	5.00%	7,212,000
Managed Futures Strategy Fund	—	—	—
Conservative Income Fund	—	—	—
Income Fund	—	—	—
Growth and Income Fund	—	—	—

7.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with U.S. Bank, N.A. Under the terms of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for domestic securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable

Net Asset Value (“NAV”) of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

During the period ended September 30, 2018, the Funds (excluding the Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund and Growth and Income Fund) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Investments Purchased with Proceeds from Securities Lending Collateral*
Large Cap Core Fund	$14,679,865
Emerging Markets Fund	1,420,509
Small/Mid Cap Core Fund	3,287,009
World ex-US Fund	2,398,152
Core Fixed Income Fund	1,110,200
Tax-Exempt Fixed Income Fund	—
Opportunistic Fixed Income Fund	—
Growth Allocation Fund	243,463,154
Conservative Allocation Fund	89,536,755
Tactical Allocation Fund	64,496,463
Absolute Return Allocation Fund	41,058,857
Multi-Asset Income Allocation Fund	14,614,425
Flexible Income Allocation Fund	15,999,467
Managed Futures Strategy Fund	—
Conservative Income Fund	—
Income Fund	—
Growth & Income Fund	—

Amounts related to agreements not included in offsetting disclosure in footnote 3 (Offsetting Assets and Liabilities).	$492,064,856

*	Proceeds from securities lending (Investments Purchased with Proceeds from Securities Lending Collateral).

8.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the period ended September 30, 2018 are summarized below.

	Purchases	Sales
Large Cap Core Fund	$65,666,540	$62,591,371
Emerging Markets Fund	18,179,119	24,578,743
Small/Mid Cap Core Fund	15,794,785	11,980,358
World ex-US Fund	57,515,617	54,903,689
Core Fixed Income Fund*	164,284,808	160,481,635
Tax-Exempt Fixed Income Fund	3,818,995	5,295,602
Opportunistic Fixed Income Fund**	7,067,180	4,116,974
Growth Allocation Fund	160,009,294	27,430,459
Conservative Allocation Fund	73,048,844	23,808,246
Tactical Allocation Fund	332,639,210	288,039,246
Absolute Return Allocation Fund	165,275,436	118,784,506
Multi-Asset Income Allocation Fund	30,164,258	21,301,187
Flexible Income Allocation Fund	40,402,648	47,907,562
Managed Futures Strategy Fund	—	—
Conservative Income Fund	105,465	54,416
Income Fund	225,150	117,483
Growth and Income Fund	283,470	179,101

*	Included in these amounts were $144,925,176 of purchases and $146,523,724 of sales of U.S. Government Securities.
**	Included in these amounts were $10,772,775 of purchases and $951,215 of sales of U.S. Government Securities.
9.	New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the financial statements and disclosures.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

10.	Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to foreign currency, Passive Foreign Investment Companies, capital loss carryforwards, CFC income reversal, net operating loss lost, Partnerships, debt modifications and paydown reclassifications. On the Statements of Assets and Liabilities, the following adjustments were made:

	Accumulated Undistributed Net Investment Income or (Loss)	Accumulated Undistributed Realized Gain or (Loss)	Capital Stock
Large Cap Core Fund	$9,462	$(9,311)	$(151)
Emerging Markets Fund	40,781	77,859,592	(77,900,373)
Small/Mid Cap Core Fund	109,908	(109,827)	(81)
World ex-US Fund	301,799	135,837,812	(136,139,611)
Core Fixed Income Fund	227,298	(227,259)	(39)
Tax-Exempt Fixed Income Fund	—	1,343,499	(1,343,499)
Opportunistic Fixed Income Fund	(9,503,285)	9,503,285	—
Growth Allocation Fund	—	281	(281)
Conservative Allocation Fund	—	36,479	(36,479)
Tactical Allocation Fund	—	168	(168)
Absolute Return Allocation Fund	—	53	(53)
Multi-Asset Income Allocation Fund	—	45	(45)
Flexible Income Allocation Fund	(4,145)	(31,689)	35,834
Managed Futures Strategy Fund	574,809	2,686,962	(3,261,771)

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Indefinite carryovers must be used first, resulting in a greater likelihood that pre-enactment losses may expire. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring:			Utilized
		Indefinite*
	3/31/2019	Short Term	Long Term
Large Cap Core Fund	$—	$—	$—	$—
Emerging Markets Fund	—	—	—	(13,169,427)
Small/Mid Cap Core Fund	—	—	—	—
World ex-US Fund	—	—	—	(18,914,024)
Core Fixed Income Fund	—	—	—	—
Tax-Exempt Fixed Income Fund	—	—	—	(386,070)
Opportunistic Fixed Income Fund	—	13,425,834	4,917,840	—
Growth Allocation Fund	—	—	—	—
Conservative Allocation Fund	—	—	—	(4,244,624)
Tactical Allocation Fund	—	—	—	(14,579,332)
Absolute Return Allocation Fund	—	3,208,676	1,455,810	(6,115,078)
Multi-Asset Income Allocation Fund	—	242,041	—	(5,963,961)
Flexible Income Allocation Fund	—	796,517	7,410,914	(1,960,431)
Managed Futures Strategy Fund	—	1,479,772	1,327,118	(1,410,115)

*	The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses and their character is retained as short-term or long-term losses.

Additionally, at March 31, 2018, the Funds deferred on a tax basis losses as follows:

	Ordinary Late Year Loss	Capital Loss
Large Cap Core Fund	$—	$—
Emerging Markets Fund	138,215	—
Small/Mid Cap Core Fund	4,745	—
World ex-US Fund	—	—
Core Fixed Income Fund	—	412,345
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	—	—

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

	Ordinary Late Year Loss	Capital Loss
Growth Allocation Fund	$—	$—
Conservative Allocation Fund	—	—
Tactical Allocation Fund	—	—
Absolute Return Allocation Fund	—	—
Multi-Asset Income Allocation Fund	—	—
Flexible Income Allocation Fund	—	—
Managed Futures Strategy Fund	141,312	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

The character of distributions for tax purposes paid during the fiscal years ended March 31, 2018 and March 31, 2017 are as follows:

	Year Ended March 31, 2018
	Ordinary Income Distributions		Long-Term Capital Gain Distributions
Large Cap Core Fund	$3,107,413		$9,359,696
Emerging Markets Fund	805,262		—
Small/Mid Cap Core Fund	2,395,401		11,762,993
World ex-US Fund	2,901,835		—
Core Fixed Income Fund	2,420,788		798,073
Tax-Exempt Fixed Income Fund	818,304	*	—
Opportunistic Fixed Income Fund	4,430,670		—
Growth Allocation Fund	19,021,662		45,261,115
Conservative Allocation Fund	3,541,731		524,943
Tactical Allocation Fund	5,930,041		2,983,197
Absolute Return Allocation Fund	3,894,617		—
Multi-Asset Income Allocation Fund	3,084,967		—
Flexible Income Allocation Fund	2,461,272		—
Managed Futures Strategy Fund	—		—

*	Contains $814,112 of tax-exempt income for year ended March 31, 2018.

	Year Ended March 31, 2017
	Ordinary Income Distributions		Long-Term Capital Gain Distributions
Large Cap Core Fund	$2,122,491		$6,227,056
Emerging Markets Fund	390,103		—
Small/Mid Cap Core Fund	533,692		—
World ex-US Fund	3,332,347		—
Core Fixed Income Fund	4,025,855		—
Tax-Exempt Fixed Income Fund	1,010,639	*	—
Opportunistic Fixed Income Fund	1,964,950		—
Growth Allocation Fund	9,730,472		9,977,136
Conservative Allocation Fund	5		9,908,476
Tactical Allocation Fund	3,197,003		—
Absolute Return Allocation Fund	3,935,742		—
Multi-Asset Income Allocation Fund	3,068,620		—
Flexible Income Allocation Fund	2,158,726		—
Managed Futures Strategy Fund	—		1,489,705

*	Contains $1,008,839 of tax-exempt income for year ended March 31, 2017.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2018

At March 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund	World ex-US Fund	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund
Cost of Portfolio*	$295,527,585	$83,007,723	$54,401,874	$183,207,761	$157,029,618	$26,562,829	$53,668,245
Gross Unrealized Appreciation	76,667,577	34,828,795	17,043,699	35,009,818	1,126,580	1,334,618	1,977,879
Gross Unrealized Depreciation	(11,330,404)	(3,156,149)	(2,839,650)	(5,947,265)	(2,382,445)	(35,395)	(3,376,946)

Net Unrealized Appreciation/(Depreciation)	65,337,173	31,672,646	14,204,049	29,062,553	(1,255,865)	1,299,223	(1,399,067)

Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	17,757	—
Undistributed Ordinary Income	2,347,468	—	—	2,697,943	93,608	703	11,809
Undistributed Long-Term Cap Gains	1,587,595	—	729,971	—	—	—	—

Total Distributable Earnings	3,935,063	—	729,971	2,697,943	93,608	18,460	11,809

Other Accumulated Gains/(Losses)	—	(138,215)	(4,745)	—	(412,345)	—	(18,380,945)

Total Accumulated Earnings/(Losses)	69,272,236	31,534,431	14,929,275	31,760,496	(1,574,602)	1,317,683	(19,768,203)

*	Portfolio includes investments and derivative contracts

	Growth Allocation Fund	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed Futures Strategy Fund
Cost of Portfolio*	$582,722,062	$334,085,729	$281,727,579	$324,458,579	$139,907,743	$72,115,466	$117,752,922
Gross Unrealized Appreciation	103,578,722	11,848,332	21,514,940	1,370,914	2,331,126	970,181	141,784
Gross Unrealized Depreciation	(2,090,768)	(4,094,685)	(3,134,556)	(5,150,830)	(659,166)	(975,577)	(318,546)

Net Unrealized Appreciation/(Depreciation)	101,487,954	7,753,647	18,380,384	(3,779,916)	1,671,960	(5,396)	(176,762)

Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—	—
Undistributed Ordinary Income	866,531	522,432	6,122,981	1,197,342	212,169	132,176	—
Undistributed Long-Term Cap Gains	—	503,292	1,209,432	—	—	—	—

Total Distributable Earnings	866,531	1,025,724	7,332,413	1,197,342	212,169	132,176	—

Other Accumulated Gains/(Losses)	(19,123)	(19,123)	(19,123)	(4,683,609)	(242,041)	(8,207,431)	(2,193,115)

Total Accumulated Earnings/(Losses)	102,335,362	8,760,248	25,693,674	(7,266,183)	1,642,088	(8,080,651)	(2,369,877)

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

*	Portfolio includes investments and derivative contracts

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION

September 30, 2018

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year 2018 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Core Fund	78.30%	81.00%
Emerging Markets Fund	4.47%	100.00%
Small/Mid Cap Core Fund	36.55%	37.91%
World ex-US Fund	0.52%	100.00%
Core Fixed Income Fund	0.00%	0.00%
Tax-Exempt Fixed Income Fund	0.00%	0.00%
Opportunistic Fixed Income Fund	0.00%	0.00%
Growth Allocation Fund	3.97%	48.82%
Conservative Allocation Fund	10.42%	50.97%
Tactical Allocation Fund	9.07%	82.64%
Absolute Return Allocation Fund	0.95%	5.30%
Multi-Asset Income Allocation Fund	34.90%	59.80%
Flexible Income Allocation Fund	5.30%	24.14%
Managed Futures Strategy Fund	0.00%	0.00%

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the following Funds designate the following amounts as foreign taxes paid for the year ended March 31, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets	$305,130	$0.0475	92.94%
World ex-US Fund	369,522	0.0165	96.70%

*	The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2018

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years or Longer	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II

Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	18	Trustee, Savos Investments Trust (2015-present); Director, New England Bancorp (2006-2016); Director, Hospice and Palliative Care of Cape Cod (2006-2011).

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker- dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	18	Trustee, Savos Investments Trust (2015-present).

Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II)	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	18	Trustee, Savos Investments Trust (2015-present); Director, Blue Calypso, Inc. (2015-present); Director, Owens Realty Mortgage Inc. (2013-present); Director, Cambria ETF Series Trust (2013-present) Director/Chairman, Sitoa Global Inc. (2011-2013); Director, Wells Fargo GAI Hedge Funds (closed-end hedge funds) (2008- present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005-2014); Director, Merriman Holdings, Inc. (financial services) (2003-2016); Director, Grail Advisors ETF Trust (2009-2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004-2011); Director, North Bay Bancorp (2006-2007).

Interested Trustee

Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-Year Term since 2008	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, Savos Investments Trust (“Savos”) (2008-present); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage™, LLC (2013-present).	18	Trustee, Savos Investments Trust (2014-present); Chairperson, AssetMark Trust Co. (2008-present); Treasurer, Acalanes Booster Club (Feb 2017-present); Director, Lamorinda Soccer Club (2011-2013).

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2018

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**

John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Treasurer	Renewed 1-Year Term since 2014	Treasurer, GPS Funds I, GPS Funds II, and Savos (May 2014-present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016-present); Manager of Fund Administration, AssetMark (May 2014-February 2016); Senior Fund Administration Officer, AssetMark (2008-May 2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006-2013 and May 2014-present), GPS Funds II (2011-2013 and May 2014- present), Savos (2009-2010 and May 2014-present); Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present) and GVIT (2009-2012); Senior Compliance Officer, AssetMark (2005-2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Trusts as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.
**	Each Officer of the Trusts serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809.

6.	Statement Regarding the Basis for Approval of Investment Advisory Agreement (Unaudited)

GPS FUNDS II: Consideration and Approval of New Investment Advisory Agreement

At the supplemental organizational meeting held for the GuidePath Conservative Income Fund, GuidePath Income Fund and GuidePath Growth and Income Fund (each, a “New Fund” and collectively, the “New Funds”) on December 13, 2017 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds II (the “Trust”) considered the approval of the investment advisory agreement between AssetMark, Inc. (“AssetMark”) and the Trust on behalf of the New Funds (the “Advisory Agreement”).

The Board – including a majority of the Trustees who are not “interested persons” of the New Funds or AssetMark as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”) – determined to approve the Advisory Agreement on behalf of each New Fund. The material factors considered and the conclusions that formed the basis of the Board’s approval of the Advisory Agreement are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. Prior to considering the approval of the Advisory Agreement, the Trustees requested, received, and reviewed information deemed relevant to their consideration of the Advisory Agreement. Prior to approving the Advisory Agreement, the Independent Trustees met in executive session with independent legal counsel to the Independent Trustees (“Independent Counsel”) without representatives of AssetMark or its affiliates. The Independent Trustees were assisted by Independent Counsel throughout the review process. The Trustees also received assistance and advice regarding legal and industry standards from Independent Counsel. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor. The determination to approve the Advisory Agreement was based on a comprehensive evaluation of all of the information available to the Trustees and was not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching conclusions with respect to the approval of the Advisory Agreement.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2018

Materials Reviewed and the Review Process

Prior to voting to approve the Advisory Agreement, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials for purposes of their review of the Advisory Agreement. The materials provided to the Board with regard to the New Funds related to, among other things: (1) a copy of the proposed form of Advisory Agreement; (2) information describing the nature, quality and extent of the services that AssetMark will provide to the New Funds, the fees AssetMark would charge to the New Funds for such services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the New Funds; (3) information concerning AssetMark’s business and operations, investment team, compliance program and internal procedures; (4) information describing the New Funds’ anticipated expense ratio compared to the New Funds’ peer group of other registered investment companies with investment objectives similar to the investment objectives of the New Funds; (5) information regarding the financial condition of AssetMark; and (6) other information relevant to an evaluation of the nature, extent and quality of the services to be provided by AssetMark in response to a questionnaire prepared with input from Independent Counsel on behalf of the Independent Trustees. The Trustees met with representatives of AssetMark and considered that the New Funds had been designed for AssetMark’s wealth management platform. The Trustees also considered their discussions with representatives of AssetMark throughout the course of the Meeting and during the executive session, and their discussions and considerations regarding the advisory arrangements for the Trust that had taken place at the regular quarterly Board meeting held earlier that day.

The Trustees received assistance and advice regarding legal and industry standards from both Independent Counsel and from counsel to the Trusts, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering whether to approve the Advisory Agreement. The Independent Trustees discussed the Advisory Agreement in communications prior to the Meeting and during the course of their meeting in executive session with Independent Counsel, at which no representatives of AssetMark were present.

Factors Considered

In connection with their consideration of the Advisory Agreement, the Trustees considered several factors that they deemed relevant to this process, including: (1) the nature, quality and extent of the services to be provided to the New Funds by AssetMark; (2) the costs of the services to the New Funds; (3) the anticipated profitability to be realized by AssetMark; (4) any potential “fall-out” or ancillary benefits to AssetMark or its affiliates; (5) the potential effects of asset growth and related economies of scale on the New Funds’ expenses; and (6) the fees charged by investment advisors of other comparable funds. These factors and conclusions are described below.

Nature, Quality and Extent of Services

The Trustees considered the nature, quality and extent of services that AssetMark would provide to the New Funds, noting their discussions at the regular quarterly Board meeting that had taken place immediately prior to the Meeting. The Trustees considered AssetMark’s investment team and its capabilities. The Trustees also considered AssetMark’s capabilities with respect to the administrative and compliance services to be provided to the New Funds. The Trustees considered the experience, capability and integrity of AssetMark’s management and other personnel, the role of AssetMark’s senior management and the extent of its involvement with the New Funds, and AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained.

The Trustees also considered (a) the financial position of AssetMark; (b) the quality of AssetMark’s regulatory and legal compliance policies, procedures and systems; (c) the nature, extent and quality of administrative and shareholder services provided by AssetMark to other funds overseen by the Board; and (d) AssetMark’s supervision of third-party service providers to other funds overseen by the Board.

The Board considered the breadth and quality of services that AssetMark provides to the other funds overseen by the Board. The Trustees also considered that the New Funds and the other funds advised by AssetMark are an integral part of AssetMark’s program of asset allocation and shareholder services.

Based on the factors described above, among other factors, as well as the information provided to the Board throughout the year in the context of other funds overseen by the Board and advised by AssetMark, the Trustees concluded that it was satisfied with the nature, extent and quality of the services to be provided by AssetMark to the New Funds.

Advisory Fees and Expenses

The Trustees considered the advisory fees proposed to be charged by AssetMark in connection with its relationship with the New Funds and their anticipated expenses. The Trustees considered AssetMark’s commitment to limit the New Funds’ expenses through a fee waiver/expense limitation agreement with the Trust. The Trustees further examined how the proposed advisory fees compared to those of similar funds by reviewing comparative information supplied by a third-party data provider. The Trustees concluded that the proposed fees and anticipated expenses were reasonable.

In analyzing the New Funds’ proposed fee levels as compared to other similar funds, the Trustees considered the New Funds’ fee levels in light of the special distribution structure of the AssetMark funds, under which the New Funds would be distributed as part of a suite of products and services with asset allocation modeling, full performance reporting and other services that are not typically provided with mutual funds.

After comparing the New Funds’ anticipated fees with other comparable funds and industry averages, and in light of the nature, extent and quality of services provided to the New Funds by AssetMark, as well as the costs incurred by AssetMark in rendering those services, the Trustees

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2018

concluded that the level of fees paid to AssetMark with respect to the New Funds was reasonable. In addition, the Trustees, including all of the Independent Trustees, determined that the proposed fees to be charged by AssetMark pursuant to the Advisory Agreement are for services provided in addition to, rather than duplicative of, services provided under any underlying fund’s investment advisory agreement.

Investment Performance

Because the New Funds are newly formed and had not yet commenced investment operations at the time of the Meeting, the Trustees could not consider AssetMark’s investment performance with respect to its management of the New Funds as a factor in evaluating the Advisory Agreement. The Trustees considered their recent discussions regarding AssetMark’s investment performance during their consideration of the renewal of the investment advisory agreement between the Trust and AssetMark on behalf of the Trust’s other series, and concluded that the historical performance record for AssetMark, viewed together with other relevant factors considered by the Trustees, supported a decision to approve the Advisory Agreement on behalf of the New Funds.

Profitability, Economies of Scale and Ancillary Benefits

The Trustees considered AssetMark’s expected profitability in managing the New Funds and potential economies of scale that may be realized in the operation of the New Funds. Because the New Funds are newly formed, specific information was not available concerning the potential effect that asset growth and economies of scale may have on the New Funds’ expenses. The Trustees reviewed AssetMark’s profitability methodology, which was included in the Meeting materials, and considered their recent discussions regarding profitability and economies of scale during their consideration of the renewal of the investment advisory agreement between the Trust and AssetMark on behalf of the Trust’s other series. The Trustees concluded it was appropriate to revisit the potential for economies of scale in connection with the consideration of future annual reviews of the Advisory Agreement.

The Trustees considered ancillary benefits anticipated to be received by AssetMark as a result of its relationship with the New Funds as well as the other funds overseen by the Board, including the benefits of offering an integrated set of investment options as an integral part of AssetMark’s asset allocation investment programs and the related marketing rebates received by AssetMark. The Trustees concluded that these benefits were reasonable.

The Trustees concluded, in light of the foregoing factors, that AssetMark’s expected profitability with respect to each New Fund is reasonable and concluded that economies of scale were not currently being realized by AssetMark and were not expected to be realized in the immediate future.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, but with no single factor being determinative to their decision, the Trustees, including all of the Independent Trustees, concluded to approve the Advisory Agreement for the New Funds, including the fees payable thereunder.

GuideMark® Funds

GuidePath® Funds

GUIDEMARK® FUNDS & GUIDEPATH® FUNDS

GuideMark® Large Cap Core Fund

GuideMark® Emerging Markets Fund

GuideMark® Small/Mid Cap Core Fund

GuideMark® World ex-US Fund

GuideMark® Core Fixed Income Fund

GuideMark® Tax-Exempt Fixed Income Fund

GuideMark® Opportunistic Fixed Income Fund

GuidePath® Growth Allocation Fund

GuidePath® Conservative Allocation Fund

GuidePath® Tactical Allocation Fund

GuidePath® Absolute Return Allocation Fund

GuidePath® Multi-Asset Income Allocation Fund

GuidePath® Flexible Income Allocation Fund

GuidePath® Managed Futures Strategy Fund

GuidePath® Conservative Income Fund

GuidePath® Income Fund

GuidePath® Growth and Income Fund

Investment Advisor

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water St.

Suite 830

Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

AssetMark BrokerageTM, LLC

1655 Grant Street, 10th Floor

Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money.

Semi-Annual Report

September 30, 2018

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GPS Funds I

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	12/5/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	12/5/18

By (Signature and Title)	/s/ Patrick Young
Patrick R Young, Principal Financial Officer/Treasurer

Date	12/5/18

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